UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21852

Columbia Funds Series Trust II

(Exact name of registrant as specified in charter)

50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474

(Address of principal executive offices) (Zip code)

Scott R. Plummer

5228 Ameriprise Financial Center

Minneapolis, MN 55474

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-612-671-1947

Date of fiscal year end: October 31

Date of reporting period: October 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report October 31, 2012

Columbia Absolute Return Currency and Income Fund

Columbia Absolute Return Currency and Income Fund

President’s Message

Dear Shareholders,

Stocks rebound around the world

After a weak second quarter, U.S. stock market averages rebounded in the third quarter, erasing earlier losses and boosting year-to-date returns well into double digits. Welcome news from Europe and additional quantitative easing in the United States by the Federal Reserve Board helped bolster the rally. The Standard & Poor’s 500 Index (S&P 500 Index) rose 6.35% (total return) for the quarter. The Dow Jones Industrial Average advanced 4.32% for the same period. From the beginning of the calendar year through September 30, 2012, the S&P 500 Index was up 16.44% (total return). And, as of the end of September, the S&P 500 Index stood at 1,440 — approximately 8% below its all-time high of 1,565 that was set on October 9, 2007.

Outside the United States, stock markets of both developed and emerging market economies rebounded, as measured in U.S. dollars. Investors responded favorably to the announcement of policy measures aimed to resolve the eurozone crisis, which could potentially have a favorable impact on growth in emerging market economies. A weaker dollar also benefited returns to U.S. investors.

Solid gains for fixed income

Within fixed income, investors appeared to be increasingly willing to take on risk as they abandoned higher quality sectors that dominated the performance rankings in the second quarter and favored riskier sectors, where yield spreads tightened by a significant margin. Fixed-income returns were strong, but unlike equities, they have been less volatile, accumulating steadily over the course of the year. Gains were the highest for high-yield and emerging market bonds. By contrast, government issued debt securities eked out smaller gains.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation’s largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today’s opportunities and anticipate tomorrow’s. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>	The Columbia Management Perspectives blog, featuring timely posts by our investment teams

>	Detailed up-to-date fund performance and portfolio information

>	Economic analysis and market commentary

>	Quarterly fund commentaries

>	Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. The Dow Jones Industrial Average is a price weighted average of 30 actively traded shares of blue chip US industrial corporations listed on the New York Stock Exchange. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2012

Columbia Absolute Return Currency and Income Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Columbia Absolute Return Currency and Income Fund

Performance Overview

Performance Summary

>	Columbia Absolute Return Currency and Income Fund (the Fund) Class A shares returned 2.61% excluding sales charges for the 12-month period that ended October 31, 2012.

>	The Fund outperformed its benchmark, the Citigroup 3-month U.S. Treasury Bill Index, which returned 0.06% for the same period.

>	Positive total returns were generated from both investment in short-term fixed income securities and our proprietary quantitative currency model.

Average Annual Total Returns (%) (for period ended October 31, 2012)
	Inception	1 Year	5 Years	Since Inception 06/15/06*
Class A	06/15/06
Excluding sales charges		2.61	0.47	2.25
Including sales charges		-0.49	-0.14	1.76
Class B	06/15/06
Excluding sales charges		1.85	-0.28	1.53
Including sales charges		-3.15	-0.66	1.53
Class C	06/15/06
Excluding sales charges		1.85	-0.28	1.53
Including sales charges		0.85	-0.28	1.53
Class I	06/15/06	3.07	0.93	2.72
Class W**	12/01/06	2.52	0.41	2.21
Class Z**	09/27/10	2.97	0.64	2.37
Citigroup 3-month U.S. Treasury Bill Index		0.06	0.57	1.48

*	Fund data is from June 15, 2006. Citigroup 3-month U.S. Treasury Bill Index is from June 30, 2006.

Returns for Class A are shown with and without the maximum initial sales charge of 3.00%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

**	The returns shown for periods prior to the share class inception date (including returns since inception if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Citigroup 3-month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury bills.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2012

Columbia Absolute Return Currency and Income Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (June 15, 2006 — October 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Absolute Return Currency and Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. A $10,000 investment in the fund (including sales charges) since 06/15/06 was equal to $9,637 on 06/30/06. For comparison with the index, the chart shows the index at the same value as of 06/30/06.

Annual Report 2012	3

Columbia Absolute Return Currency and Income Fund

Manager Discussion of Fund Performance

Portfolio Management

Nicholas Pifer, CFA

Portfolio Breakdown (%) (at October 31, 2012)
Bonds	4.6
Asset-Backed Securities — Non-Agency	1.7
Commercial Mortgage-Backed Securities — Non-Agency	2.9
Short-Term Investments Segregated in Connection with Open Derivatives Contracts (a)	95.4

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Includes investments in Money Market Funds (amounting to $96.8 million) which have been segregated to cover obligations related to the Fund’s investment in derivatives which provides exposure to multiple markets. For a description of the Fund’s investments in derivatives, see Investments in Derivatives following the Portfolio of Investments, and Note 2 to the financial statements.

Quality Breakdown (%) (at October 31, 2012)
AAA rating	99.0
BBB rating	1.0
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody’s, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by any of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

At October 31, 2012, approximately 46% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers (Columbia). As a result of asset allocation decisions by Columbia, it is possible that Columbia Absolute Return Currency and Income Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. Columbia seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. Columbia Absolute Return Currency and Income Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended October 31, 2012, the Fund’s Class A shares returned 2.61% excluding sales charges. The Fund outperformed its benchmark, the Citigroup 3-month U.S. Treasury Bill Index (Citigroup Index), which returned 0.06% for the same period. Positive total returns were generated from both investment in short-term fixed income securities and our proprietary quantitative currency model.

Fund’s Currency Positioning Proved Effective

We use a two-part investment process to seek to achieve the Fund’s investment objective. The first component consists of investments in primarily high quality, short-term fixed income securities with minimal interest rate risk. This component seeks to build a base of consistent income, at least in normal interest rate environments. These short-term investments are also designated, as necessary, to cover obligations invested in through the second component of our process, which is based on a proprietary quantitative currency model. The model uses various fundamental and technical factors, including current and historical data, to rank the anticipated value of nine different currencies from developed countries, relative to the U.S. dollar. Based on these rankings, we enter into long forward currency contracts for the three most attractive currencies and enter into short forward currency contracts for the three least attractive currencies, all relative to the U.S. dollar. The Fund experiences profits or losses to the extent the values of the currencies appreciate or depreciate relative to the U.S. dollar.

During the annual period, we were able to generate positive return from both the Fund’s investment in short-term fixed income securities and our proprietary quantitative currency model. The Fund’s positioning in the euro, New Zealand dollar, Japanese yen, Swiss franc, British pound, Swedish krona and Norwegian krone contributed positively to its results for the 12 months ended October 31, 2012. On the other hand, positioning in the Australian dollar and Canadian dollar detracted from Fund performance.

Quantitative Model Drove Currency Position Changes

We run our quantitative model weekly and reset currency positions as needed, applying the output of this model on a systematic basis. We generally seek neutral exposure to the U.S. dollar, the base currency. In our view, remaining neutral to the U.S. dollar as part of our strategy helps control overall volatility. We also use an externally developed, but fully integrated, risk management system to help us monitor and mitigate market risk. We believe the Fund is designed to do well in either rising or falling U.S. dollar environments.

4	Annual Report 2012

Columbia Absolute Return Currency and Income Fund

Manager Discussion of Fund Performance (continued)

Looking Ahead

We intend to stay disciplined to our systematic investment strategy. Through the use of our proprietary quantitative model, which determines the Fund’s positions in forward foreign currency contracts relative to the U.S. dollar, we will continue to seek an absolute return that is unrelated to general movements in the U.S. dollar and other types of financial assets. Overall, we will continue to seek to generate positive total returns from the income produced by the Fund’s investments in short-term debt obligations, plus the gains or minus the losses resulting from the fluctuations in the values of various foreign currencies relative to the U.S. dollar.

The Fund does not actually take ownership of foreign currencies or sell actual foreign currencies. Rather, forward currency contracts are used to gain comparable currency exposure. Because the establishment of the Fund’s forward foreign currency contracts requires little cash outlay, we expect that the Fund’s assets will consist primarily of shares of an affiliated money market mutual fund. At the end of the annual period, a majority of the underlying portfolio was invested in Columbia Short-Term Cash Fund in an effort to reduce volatility.

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
JPY	Japanese Yen
NOK	Norwegian Krone

Annual Report 2012	5

Columbia Absolute Return Currency and Income Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

May 1, 2012 – October 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,000.00	1,017.95	7.19	7.25	1.43
Class B	1,000.00	1,000.00	997.00	1,014.18	10.94	11.04	2.18
Class C	1,000.00	1,000.00	997.00	1,014.18	10.94	11.04	2.18
Class I	1,000.00	1,000.00	1,002.90	1,020.76	4.38	4.42	0.87
Class W	1,000.00	1,000.00	1,000.00	1,018.00	7.14	7.20	1.42
Class Z	1,000.00	1,000.00	1,001.90	1,019.20	5.94	5.99	1.18

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Columbia Management Investment Advisers, LLC and/or certain of its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until February 28, 2013, unless sooner terminated at the sole discretion of the Fund’s Board, such that net expenses (excluding fees and expenses of acquired funds) will not exceed 1.32% for Class A, 2.07% for Class B, 2.07% for Class C, 1.32% for Class W and 1.07% for Class Z. Any amounts waived will not be reimbursed by the Fund. Under the agreement, the actual expenses paid would have been $6.64 for Class A, $10.39 for Class B, $10.39 for Class C, $6.64 for Class W and $5.38 for Class Z; the hypothetical expenses paid would have been $6.70 for Class A, $10.48 for Class B, $10.48 for Class C, $6.70 for Class W and $5.43 for Class Z.

6	Annual Report 2012

Columbia Absolute Return Currency and Income Fund

Portfolio of Investments

October 31, 2012

(Percentages represent value of investments compared to net assets)

Commercial Mortgage-Backed Securities — Non-Agency 2.9%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

GS Mortgage Securities Corp. II(a)(b)(c) Series 2007-EOP Class A2
03/06/20	1.260%	1,200,000	1,199,537
Series 2007-EOP Class A3
03/06/20	1.456%	1,770,000	1,769,718

Total Commercial Mortgage-Backed Securities — Non-Agency
(Cost: $2,926,030)			2,969,255

Asset-Backed Securities — Non-Agency 1.7%
Countrywide Home Equity Loan Trust Series 2005-H Class 2A (FGIC)(a)
12/15/35	0.454%	101,316	45,399

Northstar Education Finance, Inc. Series 2007-1 Class A2(a)
01/29/46	0.961%	750,000	693,574

SLM Student Loan Trust(a) Series 2005-5 Class A2
10/25/21	0.395%	243,353	243,113
Series 2005-8 Class A2
07/25/22	0.405%	266,553	266,489

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Series 2006-C Class A2
09/15/20	0.439%	60,748	60,703
Series 2007-2 Class A2
07/25/17	0.315%	439,851	438,740

Total Asset-Backed Securities — Non-Agency
(Cost: $1,851,382)			1,748,018

Money Market Funds 95.2%
		Shares	Value ($)

Columbia Short-Term Cash Fund, 0.149%(d)(e)		96,812,305	96,812,305

Total Money Market Funds
(Cost: $96,812,305)			96,812,305

Total Investments
(Cost: $101,589,717)			101,529,578

Other Assets & Liabilities, Net			225,005

Net Assets			101,754,583

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at October 31, 2012

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
HSBC Securities (USA), Inc.	Dec. 12, 2012	13,722,000 (CHF	)	14,652,664 (USD	)	—	(91,078)

Goldman, Sachs & Co.	Dec. 12, 2012	18,922,000 (EUR	)	24,416,476 (USD	)	—	(118,932)

State Street Bank & Trust Company	Dec. 12, 2012	777,266,000 (JPY	)	9,765,262 (USD	)	24,923	—

Morgan Stanley	Dec. 12, 2012	9,728,659 (USD	)	9,428,000 (AUD	)	25,955	—

Credit Suisse Securities (USA) L.L.C.	Dec. 12, 2012	24,395,972 (USD	)	24,410,000 (CAD	)	23,472	—

UBS Securities, LLC	Dec. 12, 2012	14,637,320 (USD	)	84,598,000 (NOK	)	179,216	—

Total						253,566	(210,010)

Notes to Portfolio of Investments

(a)	Variable rate security. The interest rate shown reflects the rate as of October 31, 2012.

(b)	The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2012, the value of these securities amounted to $2,969,255 or 2.92% of net assets.

(d)	The rate shown is the seven-day current annualized yield at October 31, 2012.

(e)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended October 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds From Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	132,263,114	22,053,714	(57,504,523)	96,812,305	160,340	96,812,305

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	7

Columbia Absolute Return Currency and Income Fund

Portfolio of Investments (continued)

October 31, 2012

Abbreviation Legend

FGIC	Financial Guaranty Insurance Company

Currency Legend

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
JPY	Japanese Yen
NOK	Norwegian Krone
USD	US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available,

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2012

Columbia Absolute Return Currency and Income Fund

Portfolio of Investments (continued)

October 31, 2012

Fair Value Measurements (continued)

information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at October 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds

Commercial Mortgage-Backed Securities — Non-Agency	—	2,969,255	—	2,969,255

Asset-Backed Securities —Non-Agency	—	1,748,018	—	1,748,018

Total Bonds	—	4,717,273	—	4,717,273

Other

Money Market Funds	96,812,305	—	—	96,812,305

Total Other	96,812,305	—	—	96,812,305

Investments in Securities	96,812,305	4,717,273	—	101,529,578

Derivatives

Assets

Forward Foreign Currency Exchange Contracts	—	253,566	—	253,566

Liabilities

Forward Foreign Currency Exchange Contracts	—	(210,010)	—	(210,010)

Total	96,812,305	4,760,829	—	101,573,134

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	9

Columbia Absolute Return Currency and Income Fund

Statement of Assets and Liabilities

October 31, 2012

Assets

Investments, at value

Unaffiliated issuers (identified cost $4,777,412)	$4,717,273

Affiliated issuers (identified cost $96,812,305)	96,812,305

Total investments (identified cost $101,589,717)	101,529,578

Unrealized appreciation on forward foreign currency exchange contracts	253,566

Receivable for:

Capital shares sold	404,445

Dividends	12,218

Interest	3,143

Expense reimbursement due from Investment Manager	3,275

Prepaid expenses	2,771

Total assets	102,208,996

Liabilities

Unrealized depreciation on forward foreign currency exchange contracts	210,010

Payable for:

Capital shares purchased	137,652

Investment management fees	12,298

Distribution fees	1,882

Transfer agent fees	19,475

Administration fees	1,105

Compensation of board members	11,396

Other expenses	60,595

Total liabilities	454,413

Net assets applicable to outstanding capital stock	$101,754,583

Represented by

Paid-in capital	$100,288,460

Undistributed net investment loss	(793,187)

Accumulated net realized gain	2,275,893

Unrealized appreciation (depreciation) on:

Investments	(60,139)

Forward foreign currency exchange contracts	43,556

Total — representing net assets applicable to outstanding capital stock	$101,754,583

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2012

Columbia Absolute Return Currency and Income Fund

Statement of Assets and Liabilities (continued)

October 31, 2012

Class A

Net assets	$30,758,153

Shares outstanding	3,012,331

Net asset value per share	$10.21

Maximum offering price per share(a)	$10.53

Class B

Net assets	$456,362

Shares outstanding	46,101

Net asset value per share	$9.90

Class C

Net assets	$2,886,876

Shares outstanding	291,963

Net asset value per share	$9.89

Class I

Net assets	$47,585,079

Shares outstanding	4,566,303

Net asset value per share	$10.42

Class W

Net assets	$10,921,672

Shares outstanding	1,071,700

Net asset value per share	$10.19

Class Z

Net assets	$9,146,441

Shares outstanding	878,840

Net asset value per share	$10.41

(a)	The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 3.00%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	11

Columbia Absolute Return Currency and Income Fund

Statement of Operations

Year Ended October 31, 2012

Net investment income

Income:

Dividends — affiliated issuers	160,340

Interest	104,863

Total income	265,203

Expenses:

Investment management fees	989,546

Distribution fees

Class A	87,856

Class B	5,850

Class C	30,000

Class W	33,850

Transfer agent fees

Class A	89,448

Class B	1,479

Class C	7,556

Class W	60,006

Class Z	15,594

Administration fees	88,948

Compensation of board members	10,466

Custodian fees	4,686

Printing and postage fees	50,946

Registration fees	73,920

Professional fees	37,204

Other	12,402

Total expenses	1,599,757

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(253,058)

Total net expenses	1,346,699

Net investment loss	(1,081,496)

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	26,216

Forward foreign currency exchange contracts	4,202,650

Net realized gain	4,228,866

Net change in unrealized appreciation (depreciation) on:

Investments	27,202

Forward foreign currency exchange contracts	65,787

Net change in unrealized appreciation (depreciation)	92,989

Net realized and unrealized gain	4,321,855

Net increase in net assets resulting from operations	$3,240,359

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2012

Columbia Absolute Return Currency and Income Fund

Statement of Changes in Net Assets

	Year Ended October 31, 2012	Year Ended October 31, 2011
Operations

Net investment loss	$(1,081,496)	$(2,286,684)

Net realized gain (loss)	4,228,866	(1,650,824)

Net change in unrealized appreciation (depreciation)	92,989	1,981,432

Net increase (decrease) in net assets resulting from operations	3,240,359	(1,956,076)

Increase (decrease) in net assets from capital stock activity	(44,181,803)	(25,367,036)

Total decrease in net assets	(40,941,444)	(27,323,112)

Net assets at beginning of year	142,696,027	170,019,139

Net assets at end of year	$101,754,583	$142,696,027

Undistributed net investment loss	$(793,187)	$(7,179)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	13

Columbia Absolute Return Currency and Income Fund

Statement of Changes in Net Assets (continued)

	Year Ended October 31, 2012		Year Ended October 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(a)	550,895	5,590,192	1,251,491	12,532,928

Redemptions	(1,633,832)	(16,525,902)	(3,375,910)	(33,903,777)

Net decrease	(1,082,937)	(10,935,710)	(2,124,419)	(21,370,849)

Class B shares

Subscriptions	3,529	34,759	31,072	305,161

Redemptions(a)	(29,184)	(287,546)	(61,533)	(603,991)

Net decrease	(25,655)	(252,787)	(30,461)	(298,830)

Class C shares

Subscriptions	76,222	752,965	81,907	804,381

Redemptions	(127,454)	(1,254,559)	(216,896)	(2,133,457)

Net decrease	(51,232)	(501,594)	(134,989)	(1,329,076)

Class I shares

Subscriptions	733,082	7,588,187	12,643,001	128,114,306

Redemptions	(2,860,955)	(29,236,950)	(9,785,869)	(98,320,174)

Net increase (decrease)	(2,127,873)	(21,648,763)	2,857,132	29,794,132

Class W shares

Subscriptions	416,090	4,199,212	1,817,360	18,226,039

Redemptions	(1,774,990)	(17,908,514)	(5,728,728)	(56,478,697)

Net decrease	(1,358,900)	(13,709,302)	(3,911,368)	(38,252,658)

Class Z shares

Subscriptions	509,624	5,255,433	703,290	7,134,897

Redemptions	(231,954)	(2,389,080)	(103,525)	(1,044,652)

Net increase	277,670	2,866,353	599,765	6,090,245

Total net decrease	(4,368,927)	(44,181,803)	(2,744,340)	(25,367,036)

(a)	Includes conversions of Class B shares to Class A shares, if any. The line items from the prior year have been combined to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2012

Columbia Absolute Return Currency and Income Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended October 31,
Class A	2012	2011	2010	2009		2008
Per share data
Net asset value, beginning of period	$9.95	$10.00	$9.93	$9.97		$10.58

Income from investment operations:

Net investment income (loss)	(0.12)	(0.15)	(0.12)	(0.08)		0.15

Net realized and unrealized gain (loss)	0.38	0.10	0.19	0.09		(0.22)

Total from investment operations	0.26	(0.05)	0.07	0.01		(0.07)

Less distributions to shareholders from:

Net investment income	—	—	—	(0.00	)(a)	(0.18)

Net realized gains	—	—	—	(0.05)		(0.36)

Total distributions to shareholders	—	—	—	(0.05)		(0.54)

Net asset value, end of period	$10.21	$9.95	$10.00	$9.93		$9.97

Total return	2.61%	(0.50%)	0.71%	0.15%		(0.57%)

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	1.65%	1.73%	1.47%	1.38%		1.39%

Net expenses after fees waived or expenses reimbursed(c)	1.42%	1.73%	1.47%	1.38%		1.39%

Net investment income (loss)	(1.18%)	(1.48%)	(1.19%)	(0.83%)		1.50%

Supplemental data

Net assets, end of period (in thousands)	$30,758	$40,755	$62,209	$114,238		$175,659

Portfolio turnover	0%	0%	0%	16%		39%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	15

Columbia Absolute Return Currency and Income Fund

Financial Highlights (continued)

	Year Ended October 31,
Class B	2012	2011	2010		2009	2008
Per share data
Net asset value, beginning of period	$9.72	$9.85	$9.85		$9.96	$10.58

Income from investment operations:

Net investment income (loss)	(0.19)	(0.22)	(0.19)		(0.16)	0.04

Net realized and unrealized gain (loss)	0.37	0.09	0.19		0.10	(0.18)

Total from investment operations	0.18	(0.13)	—		(0.06)	(0.14)

Less distributions to shareholders from:

Net investment income	—	—	—		—	(0.12)

Net realized gains	—	—	—		(0.05)	(0.36)

Total distributions to shareholders	—	—	—		(0.05)	(0.48)

Net asset value, end of period	$9.90	$9.72	$9.85		$9.85	$9.96

Total return	1.85%	(1.32%)	0.00	%(a)	(0.56%)	(1.35%)

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	2.39%	2.47%	2.23%		2.14%	2.16%

Net expenses after fees waived or expenses reimbursed(c)	2.17%	2.47%	2.23%		2.14%	2.16%

Net investment income (loss)	(1.93%)	(2.21%)	(1.95%)		(1.59%)	0.38%

Supplemental data

Net assets, end of period (in thousands)	$456	$698	$1,006		$2,026	$3,269

Portfolio turnover	0%	0%	0%		16%	39%

Notes to Financial Highlights

(a)	Rounds to less than 0.01%.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2012

Columbia Absolute Return Currency and Income Fund

Financial Highlights (continued)

	Year Ended October 31,
Class C	2012	2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$9.71	$9.83	$9.84	$9.95	$10.57

Income from investment operations:

Net investment income (loss)	(0.19)	(0.22)	(0.19)	(0.16)	0.06

Net realized and unrealized gain (loss)	0.37	0.10	0.18	0.10	(0.20)

Total from investment operations	0.18	(0.12)	(0.01)	(0.06)	(0.14)

Less distributions to shareholders from:

Net investment income	—	—	—	—	(0.12)

Net realized gains	—	—	—	(0.05)	(0.36)

Total distributions to shareholders	—	—	—	(0.05)	(0.48)

Net asset value, end of period	$9.89	$9.71	$9.83	$9.84	$9.95

Total return	1.85%	(1.22%)	(0.10%)	(0.56%)	(1.31%)

Ratios to average net assets(a)

Expenses prior to fees waived or expenses reimbursed	2.39%	2.48%	2.22%	2.14%	2.15%

Net expenses after fees waived or expenses reimbursed(b)	2.16%	2.48%	2.22%	2.14%	2.15%

Net investment income (loss)	(1.92%)	(2.23%)	(1.94%)	(1.60%)	0.66%

Supplemental data

Net assets, end of period (in thousands)	$2,887	$3,333	$4,703	$7,609	$9,463

Portfolio turnover	0%	0%	0%	16%	39%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	17

Columbia Absolute Return Currency and Income Fund

Financial Highlights (continued)

	Year Ended October 31,
Class I	2012	2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$10.11	$10.09	$9.98	$9.98	$10.59

Income from investment operations:

Net investment income (loss)	(0.07)	(0.08)	(0.08)	(0.04)	0.21

Net realized and unrealized gain (loss)	0.38	0.10	0.19	0.10	(0.24)

Total from investment operations	0.31	0.02	0.11	0.06	(0.03)

Less distributions to shareholders from:

Net investment income	—	—	—	(0.01)	(0.22)

Net realized gains	—	—	—	(0.05)	(0.36)

Total distributions to shareholders	—	—	—	(0.06)	(0.58)

Net asset value, end of period	$10.42	$10.11	$10.09	$9.98	$9.98

Total return	3.07%	0.20%	1.10%	0.56%	(0.25%)

Ratios to average net assets(a)

Expenses prior to fees waived or expenses reimbursed	1.14%	1.05%	1.07%	1.01%	1.03%

Net expenses after fees waived or expenses reimbursed(b)	0.91%	1.05%	1.07%	1.01%	1.03%

Net investment income (loss)	(0.68%)	(0.84%)	(0.79%)	(0.40%)	2.10%

Supplemental data

Net assets, end of period (in thousands)	$47,585	$67,660	$38,718	$28,926	$202,106

Portfolio turnover	0%	0%	0%	16%	39%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2012

Columbia Absolute Return Currency and Income Fund

Financial Highlights (continued)

	Year Ended October 31,
Class W	2012	2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$9.94	$9.99	$9.92	$9.97	$10.58

Income from investment operations:

Net investment income (loss)	(0.14)	(0.15)	(0.12)	(0.08)	0.11

Net realized and unrealized gain (loss)	0.39	0.10	0.19	0.08	(0.19)

Total from investment operations	0.25	(0.05)	0.07	—	(0.08)

Less distributions to shareholders from:

Net investment income	—	—	—	—	(0.17)

Net realized gains	—	—	—	(0.05)	(0.36)

Total distributions to shareholders	—	—	—	(0.05)	(0.53)

Net asset value, end of period	$10.19	$9.94	$9.99	$9.92	$9.97

Total return	2.52%	(0.50%)	0.71%	0.04%	(0.66%)

Ratios to average net assets(a)

Expenses prior to fees waived or expenses reimbursed	1.83%	1.71%	1.51%	1.46%	1.50%

Net expenses after fees waived or expenses reimbursed(b)	1.62%	1.71%	1.51%	1.46%	1.50%

Net investment income (loss)	(1.38%)	(1.46%)	(1.23%)	(0.86%)	1.09%

Supplemental data

Net assets, end of period (in thousands)	$10,922	$24,171	$63,369	$87,000	$303,933

Portfolio turnover	0%	0%	0%	16%	39%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	19

Columbia Absolute Return Currency and Income Fund

Financial Highlights (continued)

	Year Ended October 31,
Class Z	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$10.11	$10.09	$10.18

Income from investment operations:

Net investment income (loss)	(0.09)	(0.10)	(0.01)

Net realized and unrealized gain (loss)	0.39	0.12	(0.08)

Total from investment operations	0.30	0.02	(0.09)

Net asset value, end of period	$10.41	$10.11	$10.09

Total return	2.97%	0.20%	(0.88%)

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	1.34%	1.15%	1.54	%(c)

Net expenses after fees waived or expenses reimbursed(d)	1.09%	1.15%	1.54	%(c)

Net investment income (loss)	(0.85%)	(0.95%)	(1.20	%)(c)

Supplemental data

Net assets, end of period (in thousands)	$9,146	$6,079	$14

Portfolio turnover	0%	0%	0%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to October 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2012

Columbia Absolute Return Currency and Income Fund

Notes to Financial Statements

October 31, 2012

Note 1. Organization

Columbia Absolute Return Currency and Income Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class W and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges, and are only available to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP)

requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Asset and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Investments for which market quotations are not readily available, or that have quotations which management believes

Annual Report 2012	21

Columbia Absolute Return Currency and Income Fund

Notes to Financial Statements (continued)

October 31, 2012

are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts to shift foreign currency exposure back to U.S. dollars, to shift investment exposure from one currency to another, and to take long and short positions with the goal of generating gains for the Fund.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

22	Annual Report 2012

Columbia Absolute Return Currency and Income Fund

Notes to Financial Statements (continued)

October 31, 2012

The following table is a summary of the fair value of derivative instruments at October 31, 2012:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	253,566

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	210,010

The effect of derivative instruments in the Statement of Operations for the year ended October 31, 2012:

Amount of Realized Gain (Loss) on Derivatives
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)
Foreign exchange contracts	4,202,650
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)
Foreign exchange contracts	65,787

The following table is a summary of the volume of derivative instruments for the year ended October 31, 2012:

Derivative Instrument	Contracts Opened
Forward foreign currency exchange contracts	228

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the

Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of

Annual Report 2012	23

Columbia Absolute Return Currency and Income Fund

Notes to Financial Statements (continued)

October 31, 2012

their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.89% to 0.70% as the Fund’s net assets increase. The effective investment management fee rate for the year ended October 31, 2012 was 0.89% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The effective administration fee rate for the year ended October 31, 2012 was 0.08% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended October 31, 2012, other expenses paid to this company were $1,829.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

24	Annual Report 2012

Columbia Absolute Return Currency and Income Fund

Notes to Financial Statements (continued)

October 31, 2012

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees.

For the year ended October 31, 2012, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.25%
Class B	0.25
Class C	0.25
Class W	0.44
Class Z	0.19

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2012, no minimum account balance fees were charged by the Fund.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $57,000 and $24,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of June 30, 2012, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $8,791 for Class A, $277 for Class B and $185 for Class C shares for the year ended October 31, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective January 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through February 28, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.32%
Class B	2.07
Class C	2.07
Class I	0.87
Class W	1.32
Class Z	1.07

Prior to January 1, 2012, there was no contractual agreement to waive fees and/or reimburse expenses.

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At October 31, 2012, these differences are primarily due to differing treatment for capital loss carryforwards, Trustees’ deferred compensation, late-year ordinary losses and derivative investments. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the

Annual Report 2012	25

Columbia Absolute Return Currency and Income Fund

Notes to Financial Statements (continued)

October 31, 2012

following reclassifications were made among the components of the Fund’s net assets for permanent differences:

Undistributed net investment loss	$295,488
Paid-in capital	(295,488)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The Fund did not have any permanent differences; therefore, no reclassifications were made to the Statement of Assets and Liabilities.

For the years ended October 31, 2012 and 2011, there were no distributions.

At October 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed accumulated long-term gain	2,319,449
Accumulated realized loss	(782,430)
Unrealized depreciation	(60,139)

At October 31, 2012, the cost of investments for federal income tax purposes was $101,589,717 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$49,380
Unrealized depreciation	(109,519)
Net unrealized depreciation	$(60,139)

For the year ended October 31, 2012, $1,814,567 of capital loss carryforward was utilized.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of October 31, 2012, the Fund will elect to treat late year ordinary losses of $782,430 as arising on November 1, 2012.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $0 and $5,163,743, respectively, for the year ended October 31, 2012.

Note 6. Affiliated Money Market Fund

The Fund significantly invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends — affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At October 31, 2012, one unaffiliated shareholder account owned 26.9% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Affiliated shareholder accounts owned 46.1% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. (JPMorgan) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

The Fund had no borrowings during the year ended October 31, 2012.

26	Annual Report 2012

Columbia Absolute Return Currency and Income Fund

Notes to Financial Statements (continued)

October 31, 2012

Note 9. Significant Risks

Foreign Currency Risk

The Fund’s exposure to foreign currencies subjects the Fund to constantly changing exchange rates and the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being sold forward. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in U.S. or abroad. As a result, the Fund’s exposure to foreign currencies may reduce the returns of the Fund. Trading of foreign currencies also includes the risk of clearing and settling trades which, if prices are volatile, may be difficult.

Geographic Concentration Risk

The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. Currency devaluation could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund may be more volatile than a more geographically diversified fund.

Counterparty Risk

Counterparty risk is the risk that a counterparty to a financial instrument entered into by the Fund or held by a special purpose or structured vehicle becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund will typically enter into financial instrument transactions with counterparties whose credit rating is investment grade, or, if unrated, determined to be of comparable quality by the Investment Manager.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC,

which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012	27

Columbia Absolute Return Currency and Income Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust II and the Shareholders of

Columbia Absolute Return Currency and Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Absolute Return Currency and Income Fund (the “Fund”) (a series of Columbia Funds Series Trust II) at October 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2012 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion. The statements of changes in net assets and the financial highlights of the Fund for the periods ended October 31, 2011 and prior were audited by another independent registered public accounting firm whose report dated December 22, 2011 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

December 21, 2012

28	Annual Report 2012

Columbia Absolute Return Currency and Income Fund

Supplemental Information

(Unaudited)

Change in Independent Registered Public Accounting Firm

At a meeting held on June 14, 2012, the Board, upon recommendation of the Audit Committee, approved the replacement of Ernst & Young LLP (Ernst & Young) as the independent registered public accounting firm for the Fund and certain other funds in the Columbia Family of Funds (collectively, the Funds) and appointed PricewaterhouseCoopers LLP (PwC). PwC’s engagement was effective at the completion of Ernst & Young’s audits of the financial statements of the Funds with fiscal years ended July 31, 2012. The Fund did not consult with PwC during the fiscal years ended October 31, 2011 and 2010 and through the June meeting.

Ernst & Young’s reports on the financial statements of the Fund as of and for the fiscal years ended October 31, 2011 and 2010 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods and through the June meeting, there were no: (1) disagreements between the Fund and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Ernst & Young’s satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports, or (2) reportable events.

Annual Report 2012	29

Columbia Absolute Return Currency and Income Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for distributions paid in the fiscal year ended October 31, 2012. Shareholders will be notified in early 2013 of amounts for use in preparing 2012 income tax returns.

Tax Designations:

Qualified Dividend Income	0.00%
Dividends Received Deduction	0.00%
Capital Gain Dividend	$2,435,421
U.S. Government Income, may be exempt from state taxation	0.00%
Foreign Taxes Paid	$—
Foreign Source Income	$—

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income dividends paid during the fiscal year that represents qualified dividend income subject to reduced tax rates under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Dividend Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividend received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. These taxes, and the corresponding foreign source income, are provided.

30	Annual Report 2012

Columbia Absolute Return Currency and Income Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, were members of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC and began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	152	None
Edward J. Boudreau, Jr. 225 Franklin Street Boston, MA 02110 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	145	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company)	152	None
William P. Carmichael 225 Franklin Street Boston, MA 02110 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	145

Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds

Series Trust (11 funds); former Director, Spectrum

Brands, Inc. (consumer products); former Director,

Simmons Company (bedding)

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	152	None

Annual Report 2012	31

Columbia Absolute Return Currency and Income Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William A. Hawkins 225 Franklin Street Boston, MA 02110 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	145	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 225 Franklin Street Boston, MA 02110 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	145	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	152	Director, Valmont Industries, Inc. (manufactures irrigation systems) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	152	None
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	152

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services) since November 2007

Minor M. Shaw 225 Franklin Street Boston, MA 02110 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments)	145	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	152	Director, Healthways, Inc. (health management programs) since 2005; Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)

32	Annual Report 2012

Columbia Absolute Return Currency and Income Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 225 Franklin Street Boston, MA 02110 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	145

Director, Renaissance

Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director, Ameriprise Certificate Company since 2006 (previously President and Chief Executive Officer, 2006-August 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.	204	None

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

Annual Report 2012	33

Columbia Absolute Return Currency and Income Fund

Trustees and Officers (continued)

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Officers
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since 1/11 and Chief Financial Officer since 4/11 RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds

Senior Vice President, Chief Legal Officer and Assistant

Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since 3/12	Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010

34	Annual Report 2012

Columbia Absolute Return Currency and Income Fund

Trustees and Officers (continued)

Officers (continued)
Name, Address, Year of Birth	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds

Vice President — Investment Accounting, Columbia

Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998-May 2010

Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/10 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel, November 2008-January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously Managing Director and Associate General Counsel, January 2005-July 2008)
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America, June 2005-April 2010

Annual Report 2012	35

Columbia Absolute Return Currency and Income Fund

[THIS PAGE INTENTIONALLY LEFT BLANK]

36	Annual Report 2012

Columbia Absolute Return Currency and Income Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012	37

Columbia Absolute Return Currency and Income Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6502 L (12/12)

Annual Report October 31, 2012

Columbia Asia Pacific ex-Japan Fund

Columbia Asia Pacific ex-Japan Fund

President’s Message

Dear Shareholders,

Stocks rebound around the world

After a weak second quarter, U.S. stock market averages rebounded in the third quarter, erasing earlier losses and boosting year-to-date returns well into double digits. Welcome news from Europe and additional quantitative easing in the United States by the Federal Reserve Board helped bolster the rally. The Standard & Poor’s 500 Index (S&P 500 Index) rose 6.35% (total return) for the quarter. The Dow Jones Industrial Average advanced 4.32% for the same period. From the beginning of the calendar year through September 30, 2012, the S&P 500 Index was up 16.44% (total return). And, as of the end of September, the S&P 500 Index stood at 1,440 — approximately 8% below its all-time high of 1,565 that was set on October 9, 2007.

Outside the United States, stock markets of both developed and emerging market economies rebounded, as measured in U.S. dollars. Investors responded favorably to the announcement of policy measures aimed to resolve the eurozone crisis, which could potentially have a favorable impact on growth in emerging market economies. A weaker dollar also benefited returns to U.S. investors.

Solid gains for fixed income

Within fixed income, investors appeared to be increasingly willing to take on risk as they abandoned higher quality sectors that dominated the performance rankings in the second quarter and favored riskier sectors, where yield spreads tightened by a significant margin. Fixed-income returns were strong, but unlike equities, they have been less volatile, accumulating steadily over the course of the year. Gains were the highest for high-yield and emerging market bonds. By contrast, government issued debt securities eked out smaller gains.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation’s largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today’s opportunities and anticipate tomorrow’s. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>	The Columbia Management Perspectives blog, featuring timely posts by our investment teams

>	Detailed up-to-date fund performance and portfolio information

>	Economic analysis and market commentary

>	Quarterly fund commentaries

>	Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. The Dow Jones Industrial Average is a price weighted average of 30 actively traded shares of blue chip US industrial corporations listed on the New York Stock Exchange. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2012

Columbia Asia Pacific ex-Japan Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Columbia Asia Pacific ex-Japan Fund

Performance Overview

Performance Summary

>	Columbia Asia Pacific ex-Japan Fund (the Fund) Class R5 shares returned 5.44% for the 12 months ended October 31, 2012.

>	The Fund underperformed its benchmark, the MSCI All Country (AC) Asia Pacific ex Japan Index (Net), which returned 6.84% for the period.

>	Overweights in the consumer discretionary sector and in China hampered Fund results, while positioning in the financials, technology and telecommunications sectors had a favorable impact.

Average Annual Total Returns (%) (for period ended October 31, 2012)
	Inception	1 Year	Life
Class A*	09/27/10
Excluding sales charges		5.23	8.79
Including sales charges		-0.81	6.85
Class C*	09/27/10
Excluding sales charges		4.33	7.91
Including sales charges		3.34	7.91
Class I*	09/27/10	5.48	9.18
Class R*	09/27/10	4.78	8.43
Class R5	07/15/09	5.44	9.16
Class Z*	09/27/10	5.33	9.00
MSCI AC Asia Pacific ex Japan Index (Net)		6.84	12.96

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C are shown with and without the applicable contingent deferred sales charge (CDSC) of 1.00% for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns since inception if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The MSCI All Country (AC) Asia Pacific ex Japan Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of Asia, excluding Japan.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2012

Columbia Asia Pacific ex-Japan Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (July 15, 2009 — October 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class R5 shares of Columbia Asia Pacific ex-Japan Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2012	3

Columbia Asia Pacific ex-Japan Fund

Manager Discussion of Fund Performance

Portfolio Management

Threadneedle International Limited

Vanessa Donegan

Rafael Polatinsky, CFA

Morningstar Style Box™

The Morningstar Style Box™ is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2012 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Columbia Asia Pacific ex-Japan Fund (the Fund) Class R5 shares returned 5.44% for the 12 months ended October 31, 2012. The Fund underperformed its benchmark, the MSCI All Country (AC) Asia Pacific ex Japan Index (Net), which returned 6.84% for the period. Overweights in the consumer discretionary sector and in China hampered Fund results, while positioning in the financials, technology and telecommunications sectors had a favorable impact.

Domestically Driven Markets Lead Regional Performance.

The past year was a volatile period as Asia Pacific equities seemingly reacted to oscillating investor sentiment. Factors likely affecting performance included the European fiscal situation, the deceleration in global economic growth and worldwide liquidity. A slower pace of economic growth, particularly in China, and an export slowdown seemed to negatively affect corporate profit growth across the region. However, an equity rally that began at the end of August enabled the Asia Pacific region to deliver a positive return for the year.

The best performing Asia Pacific markets were Thailand, the Philippines, Malaysia and Singapore, all markets largely driven by domestic activity. South Korea and Taiwan, which are closely linked to global economic activity, lagged. India was the region’s weakest performer. Structural problems related to India’s fiscal deficit and high level of inflation forced the government to tighten monetary policy during a global slowdown, which severely restricted its domestic economic growth.

Overweights in Consumer Discretionary and China Hampered Results

The Fund’s relative performance was negatively affected by an overweight in the consumer discretionary, a sector that suffered from mounting concerns about spending in the wake of slowing regional growth. Stock selection in the industrial sector also had a negative impact. The Fund held several South Korean heavy engineering companies that stand to benefit from capital spending in the global energy area, but suffered from investors’ declining risk appetite during this fiscal year.

Stock selection in Chinese financials was strong, but the Fund was adversely affected by an overweight in China and exposure to Chinese cyclical stocks, which performed poorly on fears that the government might not be able to prevent a recession.

On the positive side, positioning in the financials, technology and telecommunications sectors added to the Fund’s relative results. Within financials, holdings in South East Asian banks contributed to relative return. These banks are positioned to benefit from growing domestic demand in the region. As noted above, holdings of Chinese financial stocks, including property stocks, also had a positive effect. In the technology sector, the two best performing holdings were Taiwan Semiconductor and Samsung Electronics.

Despite the Taiwan market’s weak performance, the Fund’s stock selection was strong, driven by outperformance of technology holdings. The Fund also benefited from selection in Indonesia where we focused on infrastructure-related stocks. An Indonesian cement holding benefited from exposure to its domestic economy and, unlike the overall materials sector, performed well for the year.

Similar to Taiwan, stock selection in India was favorable despite overall poor performance from that market. Holdings in India’s banking and consumer areas added to the relative results.

4	Annual Report 2012

Columbia Asia Pacific ex-Japan Fund

Manager Discussion of Fund Performance (continued)

Positioned to Capitalize on Domestic Demand and Global Liquidity

We have been focusing on multiple themes within the portfolio: companies that we believe can capitalize on growing domestic demand in the Asia Pacific region, companies we believe are poised to benefit from increased global liquidity related to quantitative easing and quality growth companies whose share prices have been de-rated on macro-economic concerns.

In keeping with these themes, we increased the Fund’s technology weighting during the year. This gives the Fund exposure to attractively priced global cyclical stocks that are benefiting from new product cycles and increasing smartphone use in emerging markets, but are not closely tied to China’s economy. We reduced exposure to energy and materials due to global economic concerns.

We increased the Fund’s financials weighting because these companies stand to benefit from regional domestic demand growth. We added to real estate stocks in Hong Kong and Singapore because they are beneficiaries of abundant global liquidity. We added to the Fund’s Australian bank holdings, though this position remains underweight compared to the benchmark, because we believe their dividend yields are attractive relative to falling interest rates domestically.

We increased telecommunications exposure because we believe these stocks stand to benefit from increasing use of mobile data services in the emerging markets and because we view these stocks as attractively priced based on their dividend yields.

The changes described above led to some shifts in country positioning. Australian exposure increased due to banking sector additions, Hong Kong and Singapore increased mainly due to real estate additions and Taiwan exposure decreased due to technology selectivity and reduced energy and materials weighting. The Fund remained overweight in China, but less so than at the start of the fiscal year.

To summarize current positioning, the Fund is overweight Hong Kong, China, Thailand, Singapore, Indonesia and South Korea. The Fund is underweight in Australia and Taiwan where we believe the domestic demand dynamic is inferior to the rest of the region and in Malaysia where we are concerned about upcoming elections.

The Fund is overweight in financials with a focus on real estate and underleveraged banks, in consumer discretionary where low interest rates and wage inflation are likely to drive good results, and in telecommunications due to a yield advantage. The Fund is also overweight technology for its cyclical exposure. Conversely, the Fund is underweight energy, materials and industrials due to doubts about global economic strength and consumer staples where we think valuations are relatively stretched.

Structural Factors and Global Issues Likely to Drive Future Results

We believe investors’ risk appetite will continue to drive equity performance in the Asia Pacific region. That appetite, in turn, will hinge on developments in Europe’s fiscal crisis, U.S. deficit issues and the leadership transition and growth outlook in China. However, we believe many factors currently bode well for Asia Pacific equities. In our opinion, valuations are cheap, liquidity is abundant, raw material prices are favorable and China appears to be past the worst of its economic slowdown. Regional banks have good capital ratios and are willing to lend. Clearly,

Top Ten Holdings (%) (at October 31, 2012)
Samsung Electronics Co., Ltd. (South Korea)	6.0
Commonwealth Bank of Australia (Australia)	3.0
Cheung Kong Holdings Ltd. (Hong Kong)	2.8
Taiwan Semiconductor Manufacturing Co., Ltd., ADR (Taiwan)	2.7
Australia and New Zealand Banking Group Ltd. (Australia)	2.7
BHP Billiton Ltd. (Australia)	2.3
AIA Group Ltd. (Hong Kong)	2.2
China Construction Bank Corp., Class H (China)	2.1
CNOOC Ltd. (China)	2.0
Wharf Holdings Ltd. (Hong Kong)	2.0

Percentages indicated are based upon total investments (excluding Money Market Funds and Investments of Cash Collateral Received for Securities on Loan).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Country Breakdown (%) (at October 31, 2012)
Australia	17.3
China	22.0
Hong Kong	10.3
India	6.9
Indonesia	4.1
Macau	1.2
Malaysia	1.6
Philippines	1.1
Singapore	7.5
South Korea	15.7
Taiwan	8.8
Thailand	2.8
United States (a)	0.7
Total	100.0

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s portfolio composition is subject to change.

(a)	Includes investments in Money Market Funds.

Annual Report 2012	5

Columbia Asia Pacific ex-Japan Fund

Manager Discussion of Fund Performance (continued)

Summary of Investments in Securities by Industry (%) (at October 31, 2012)
Auto Components	1.1
Automobiles	4.0
Capital Markets	1.0
Chemicals	1.2
Commercial Banks	21.9
Communications Equipment	0.8
Computers & Peripherals	1.4
Construction & Engineering	1.3
Construction Materials	1.3
Distributors	0.7
Diversified Consumer Services	0.4
Diversified Financial Services	1.0
Diversified Telecommunication Services	4.6
Electrical Equipment	0.8
Electronic Equipment, Instruments & Components	1.8
Energy Equipment & Services	0.6
Food & Staples Retailing	2.2
Gas Utilities	1.7
Hotels, Restaurants & Leisure	1.2
Household Products	1.2
Industrial Conglomerates	2.7
Insurance	3.4
Internet Software & Services	3.0
IT Services	0.5
Machinery	1.1
Media	0.8
Metals & Mining	4.0
Multiline Retail	0.6
Oil, Gas & Consumable Fuels	4.3
Personal Products	0.5
Real Estate Investment Trusts (REITs)	1.1
Real Estate Management & Development	9.1
Semiconductors & Semiconductor Equipment	9.9
Specialty Retail	0.4
Textiles, Apparel & Luxury Goods	0.5
Tobacco	1.4
Transportation Infrastructure	0.6
Water Utilities	1.0
Wireless Telecommunication Services	3.7
Money Market Funds	0.7
Total	99.5

Percentages indicated are based upon net assets. The Fund’s portfolio composition is subject to change.

there are risks to be watched, but valuations already reflect a degree of pessimism, so expectations appear fairly realistic. If some existing uncertainty dissipates and investor risk appetite stabilizes, we believe Asia Pacific markets could perform well next year.

6	Annual Report 2012

Columbia Asia Pacific ex-Japan Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

May 1, 2012 – October 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,000.80	1,018.25	6.89	6.95	1.37
Class C	1,000.00	1,000.00	997.50	1,014.48	10.64	10.74	2.12
Class I	1,000.00	1,000.00	1,002.40	1,020.51	4.63	4.67	0.92
Class R	1,000.00	1,000.00	999.20	1,017.04	8.09	8.16	1.61
Class R5	1,000.00	1,000.00	1,002.40	1,020.06	5.08	5.13	1.01
Class Z	1,000.00	1,000.00	1,002.40	1,019.56	5.59	5.63	1.11

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Annual Report 2012	7

Columbia Asia Pacific ex-Japan Fund

Portfolio of Investments

October 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 98.8%
Issuer	Shares	Value ($)
Australia 17.2%
Australia and New Zealand Banking Group Ltd.	392,656	10,358,757

BHP Billiton Ltd.	251,703	8,911,654

Commonwealth Bank of Australia	193,235	11,571,984

Iluka Resources Ltd.(a)	203,342	2,085,733

Macquarie Group Ltd.	119,109	3,934,358

National Australia Bank Ltd.	247,414	6,612,076

Rio Tinto Ltd.(a)	80,670	4,755,952

Santos Ltd.	254,614	3,035,804

Telstra Corp., Ltd.	1,359,412	5,842,071

Wesfarmers Ltd.	155,099	5,591,217

Westfield Retail Trust	593,755	1,906,591

WorleyParsons Ltd.	97,932	2,504,303

Total		67,110,500

China 21.9%
AAC Technologies Holdings, Inc.	866,500	3,085,162

Agile Property Holdings Ltd.	1,790,000	2,020,140

Agricultural Bank of China Ltd., Class H(a)	5,437,000	2,342,593

Baidu, Inc., ADR(b)	26,533	2,828,948

Belle International Holdings Ltd.	781,000	1,448,306

China BlueChemical Ltd.	3,212,000	2,028,080

China Construction Bank Corp., Class H	10,815,380	8,107,924

China Mobile Ltd.	198,500	2,201,712

China Overseas Land & Investment Ltd.	1,980,000	5,155,619

China Shenhua Energy Co., Ltd., Class H	778,500	3,298,659

China Unicom Hong Kong Ltd.	1,772,000	2,856,688

CNOOC Ltd.	3,808,000	7,836,776

Dongfeng Motor Group Co., Ltd., Class H	1,790,000	2,213,872

ENN Energy Holdings Ltd.	1,062,000	4,410,244

Focus Media Holding Ltd., ADR	115,597	2,725,777

Guangdong Investment Ltd.	4,966,000	4,053,743

Industrial & Commercial Bank of China Ltd., Class H	10,491,000	6,908,315

Lenovo Group Ltd.(a)	3,996,000	3,199,510

New Oriental Education & Technology Group, ADR	86,073	1,451,191

PetroChina Co., Ltd., Class H	1,990,000	2,700,267

Ping An Insurance Group Co. of China Ltd., Class H	600,500	4,725,657

Common Stocks (continued)
Issuer	Shares	Value ($)
Sany Heavy Equipment International Holdings Co., Ltd.	1,871,500	978,645

Tencent Holdings Ltd.	166,900	5,870,619

Zhuzhou CSR Times Electric Co., Ltd., Class H(a)	1,066,000	3,116,917

Total		85,565,364

Hong Kong 10.2%
AIA Group Ltd.	2,185,000	8,616,476

BOC Hong Kong Holdings Ltd.	689,500	2,114,046

Cheung Kong Holdings Ltd.	721,000	10,627,223

Li & Fung Ltd.	1,574,000	2,625,690

Samsonite International SA	939,600	1,945,035

Sun Hung Kai Properties Ltd.	316,974	4,381,830

Swire Properties Ltd.	685,300	2,117,371

Wharf Holdings Ltd.	1,112,900	7,588,089

Total		40,015,760

India 6.9%
Bajaj Auto Ltd.	106,597	3,591,422

HDFC Bank Ltd.	431,920	5,072,539

ICICI Bank Ltd., ADR	64,799	2,543,361

Infosys Ltd., ADR	41,385	1,796,937

ITC Ltd.	1,078,137	5,651,371

Larsen & Toubro Ltd.	88,413	2,662,475

Mahindra & Mahindra Ltd.	166,297	2,722,106

Yes Bank Ltd.	393,225	3,001,946

Total		27,042,157

Indonesia 4.1%
PT Bank Mandiri Persero Tbk	4,528,316	3,868,452

PT Jasa Marga Persero Tbk	3,703,000	2,229,983

PT Perusahaan Gas Negara Persero Tbk	4,929,500	2,377,528

PT Semen Gresik Persero Tbk	3,168,500	4,898,582

PT XL Axiata Tbk	3,744,000	2,663,422

Total		16,037,967

Macau 1.2%
Sands China Ltd.	1,258,800	4,705,530

Malaysia 1.6%
Astro Malaysia Holdings Bhd(b)(c)	492,300	437,995

Malayan Banking Bhd	679,100	2,008,943

Telekom Malaysia Bhd	2,001,700	3,924,384

Total		6,371,322

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2012

Columbia Asia Pacific ex-Japan Fund

Portfolio of Investments (continued)

October 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)
Philippines 1.1%
Ayala Corp.	345,462	3,708,370

SM Prime Holdings, Inc.	1,187,200	417,252

Total		4,125,622

Singapore 7.4%
CapitaCommercial Trust	1,710,000	2,194,018

CapitaLand Ltd.	1,243,000	3,310,294

DBS Group Holdings Ltd.	475,000	5,394,304

Keppel Corp., Ltd.	736,000	6,403,549

Oversea-Chinese Banking Corp., Ltd.	388,196	2,885,215

SembCorp Industries Ltd.	972,000	4,313,794

Singapore Telecommunications Ltd.	993,000	2,615,577

United Overseas Bank Ltd.	127,801	1,905,868

Total		29,022,619

South Korea 15.6%
Amorepacific Corp.	1,635	1,857,933

Hana Financial Group, Inc.	77,480	2,253,979

Hyundai Department Store Co., Ltd.	18,961	2,352,637

Hyundai Heavy Industries Co., Ltd.	7,275	1,524,557

Hyundai Mobis	17,109	4,348,168

Hyundai Motor Co.	34,809	7,153,901

LG Chem Ltd.	9,416	2,641,373

LG Household & Health Care Ltd.	8,235	4,836,364

NHN Corp.	13,574	3,139,805

Samsung Electronics Co., Ltd.	19,223	23,068,323

Samsung Engineering Co., Ltd.	18,739	2,446,057

Samsung Heavy Industries Co., Ltd.	61,690	1,882,690

Shinhan Financial Group Co., Ltd.	52,740	1,810,166

SK Hynix, Inc.(b)	73,560	1,674,579

Total		60,990,532

Taiwan 8.7%
Catcher Technology Co., Ltd.	490,000	2,126,753

Chinatrust Financial Holding Co., Ltd.	3,527,019	1,941,437

Delta Electronics, Inc.	1,078,000	3,677,164

Far EasTone Telecommunications Co., Ltd.	2,708,000	6,251,018

Fubon Financial Holding Co., Ltd.	915	937

Hon Hai Precision Industry Co., Ltd.	1,090,966	3,307,850

President Chain Store Corp.	570,000	2,817,030

Taiwan Semiconductor Manufacturing Co., Ltd.	1,180,000	3,595,531

Common Stocks (continued)
Issuer	Shares	Value ($)

Taiwan Semiconductor Manufacturing Co., Ltd., ADR	655,748	10,426,393

Total		34,144,113

Thailand 2.9%
Advanced Information Service PCL, Foreign Registered Shares	597,800	3,840,489

Siam Commercial Bank PCL, Foreign Registered Shares	946,300	4,947,057

Total Access Communication PCL, NVDR	816,200	2,303,494

Total		11,091,040

Total Common Stocks
(Cost: $341,080,199)		386,222,526

Money Market Funds 0.7%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.149%(d)(e)	2,543,371	2,543,371

Total Money Market Funds
(Cost: $2,543,371)		2,543,371

Investments of Cash Collateral Received for Securities on Loan 1.3%
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)
Repurchase Agreements 1.3%
Mizuho Securities USA, Inc. dated 10/31/12, matures 11/01/12, repurchase price
$4,000,044(f)	0.400%	4,000,000	4,000,000

Royal Bank of Canada dated 10/31/12, matures 11/01/12, repurchase price
$1,189,150(f)	0.310%	1,189,140	1,189,140

Total			5,189,140

Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $5,189,140)			5,189,140

Total Investments
(Cost: $348,812,710)			393,955,037

Other Assets & Liabilities, Net			(3,034,156)

Net Assets			390,920,881

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	9

Columbia Asia Pacific ex-Japan Fund

Portfolio of Investments (continued)

October 31, 2012

Notes to Portfolio of Investments

(a)	At October 31, 2012, security was partially or fully on loan.

(b)	Non-income producing.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2012, the value of these securities amounted to $437,995 or 0.11% of net assets.

(d)	The rate shown is the seven-day current annualized yield at October 31, 2012.

(e)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended October 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	891,067	164,555,053	(162,902,749)	—	2,543,371	—	14,661	2,543,371

(f)	The following table represents securities received as collateral for repurchase agreements. This collateral is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the proper level of collateral.

Security Description	Value ($)
Mizuho Securities USA, Inc. (0.400%)
Fannie Mae Pool	2,621,264

Fannie Mae REMICS	427,249

Freddie Mac Gold Pool	171,564

Freddie Mac Non Gold Pool	159,526

Freddie Mac REMICS	442,592

Government National Mortgage Association	257,805

Total market value of collateral securities	4,080,000

Security Description	Value ($)
Royal Bank of Canada (0.310%)
Fannie Mae Pool	1,212,923

Total market value of collateral securities	1,212,923

Abbreviation Legend

ADR	American Depositary Receipt
NVDR	Non-voting Depository Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2012

Columbia Asia Pacific ex-Japan Fund

Portfolio of Investments (continued)

October 31, 2012

Fair Value Measurements (continued)

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at October 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	4,176,968	33,544,663	—	37,721,631

Consumer Staples	—	20,753,916	—	20,753,916

Energy	—	19,375,808	—	19,375,808

Financials	2,543,361	143,809,828	—	146,353,189

Industrials	—	25,558,668	—	25,558,668

Information Technology	15,052,278	52,745,294	—	67,797,572

Materials	—	25,321,374	—	25,321,374

Telecommunication Services	—	32,498,854	—	32,498,854

Utilities	—	10,841,514	—	10,841,514

Total Equity Securities	21,772,607	364,449,919	—	386,222,526

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	11

Columbia Asia Pacific ex-Japan Fund

Portfolio of Investments (continued)

October 31, 2012

Fair Value Measurements (continued)

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Other

Money Market Funds	2,543,371	—	—	2,543,371

Investments of Cash Collateral Received for Securities on Loan	—	5,189,140	—	5,189,140

Total Other	2,543,371	5,189,140	—	7,732,511

Total	24,315,978	369,639,059	—	393,955,037

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2012

Columbia Asia Pacific ex-Japan Fund

Statement of Assets and Liabilities

October 31, 2012

Assets

Investments, at value*

Unaffiliated issuers (identified cost $341,080,199)	$386,222,526

Affiliated issuers (identified cost $2,543,371)	2,543,371

Investment of cash collateral received for securities on loan

Repurchase agreements (identified cost $5,189,140)	5,189,140

Total investments (identified cost $348,812,710)	393,955,037

Foreign currency (identified cost $2,980,137)	2,984,782

Receivable for:

Capital shares sold	1,546,234

Dividends	27,505

Interest	2,129

Prepaid expenses	4,310

Total assets	398,519,997

Liabilities

Due upon return of securities on loan	5,189,140

Payable for:

Investments purchased	673,966

Capital shares purchased	1,491,191

Investment management fees	42,309

Distribution fees	37

Foreign capital gains taxes deferred	19,484

Transfer agent fees	24,189

Administration fees	4,279

Compensation of board members	11,302

Other expenses	143,219

Total liabilities	7,599,116

Net assets applicable to outstanding capital stock	$390,920,881

Represented by

Paid-in capital	$385,072,746

Undistributed net investment income	7,038,311

Accumulated net realized loss	(46,317,495)

Unrealized appreciation (depreciation) on:

Investments	45,142,327

Foreign currency translations	4,476

Foreign capital gains tax	(19,484)

Total — representing net assets applicable to outstanding capital stock	$390,920,881

* Value of securities on loan	$4,867,283

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	13

Columbia Asia Pacific ex-Japan Fund

Statement of Assets and Liabilities (continued)

October 31, 2012

Class A

Net assets	$451,947

Shares outstanding	36,603

Net asset value per share	$12.35

Maximum offering price per share(a)	$13.10

Class C

Net assets	$69,999

Shares outstanding	5,737

Net asset value per share	$12.20

Class I

Net assets	$2,324

Shares outstanding	188

Net asset value per share(b)	$12.38

Class R

Net assets	$175,432

Shares outstanding	14,299

Net asset value per share	$12.27

Class R5

Net assets	$389,978,116

Shares outstanding	31,488,733

Net asset value per share	$12.38

Class Z

Net assets	$243,063

Shares outstanding	19,668

Net asset value per share	$12.36

(a)	The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

(b)	Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2012

Columbia Asia Pacific ex-Japan Fund

Statement of Operations

Year Ended October 31, 2012

Net investment income

Income:

Dividends — unaffiliated issuers	$12,516,997

Dividends — affiliated issuers	14,661

Interest	706

Income from securities lending — net	120,813

Foreign taxes withheld	(930,295)

Total income	11,722,882

Expenses:

Investment management fees	3,339,296

Distribution fees

Class A	1,384

Class C	481

Class R	350

Transfer agent fees

Class A	1,076

Class C	92

Class R	121

Class R5	207,975

Class Z	286

Administration fees	338,241

Compensation of board members	17,419

Custodian fees	158,970

Printing and postage fees	73,063

Registration fees	57,154

Professional fees	66,272

Line of credit interest expense	17,448

Other	28,621

Total expenses	4,308,249

Net investment income	7,414,633

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	(46,061,014)

Foreign currency translations	196,060

Net realized loss	(45,864,954)

Net change in unrealized appreciation (depreciation) on:

Investments	57,122,115

Foreign currency translations	(25,852)

Foreign capital gains tax	71,958

Net change in unrealized appreciation (depreciation)	57,168,221

Net realized and unrealized gain	11,303,267

Net increase in net assets resulting from operations	$18,717,900

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	15

Columbia Asia Pacific ex-Japan Fund

Statement of Changes in Net Assets

	Year Ended October 31, 2012	Year Ended October 31, 2011
Operations

Net investment income	$7,414,633	$6,768,875

Net realized gain (loss)	(45,864,954)	18,864,574

Net change in unrealized appreciation (depreciation)	57,168,221	(79,163,982)

Net increase (decrease) in net assets resulting from operations	18,717,900	(53,530,533)

Distributions to shareholders:

Net investment income

Class A	(6,071)	(1,210)

Class C	(317)	(78)

Class I	(35)	(16)

Class R	(355)	(11)

Class R5	(5,950,962)	(3,273,747)

Class Z	(1,257)	(136)

Net realized gains

Class A	(27,634)	(247)

Class C	(2,240)	(18)

Class I	(104)	(3)

Class R	(1,429)	(3)

Class R5	(17,996,325)	(633,212)

Class Z	(4,325)	(25)

Total distributions to shareholders	(23,991,054)	(3,908,706)

Increase (decrease) in net assets from capital stock activity	(108,994,364)	49,818,055

Total decrease in net assets	(114,267,518)	(7,621,184)

Net assets at beginning of year	505,188,399	512,809,583

Net assets at end of year	$390,920,881	$505,188,399

Undistributed net investment income	$7,038,311	$5,381,763

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2012

Columbia Asia Pacific ex-Japan Fund

Statement of Changes in Net Assets (continued)

	Year Ended October 31, 2012		Year Ended October 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions	9,605	116,970	55,497	764,739

Distributions reinvested	2,779	30,151	105	1,439

Redemptions	(27,152)	(314,574)	(9,887)	(125,939)

Net increase (decrease)	(14,768)	(167,453)	45,715	640,239

Class C shares

Subscriptions	3,809	44,664	3,454	48,032

Distributions reinvested	224	2,425	6	81

Redemptions	(1,942)	(22,639)	(2)	(20)

Net increase	2,091	24,450	3,458	48,093

Class R shares

Subscriptions	11,692	132,294	2,901	41,379

Distributions reinvested	153	1,654	—	—

Redemptions	(79)	(970)	(556)	(7,980)

Net increase	11,766	132,978	2,345	33,399

Class R5 shares

Subscriptions	17,913,488	208,351,513	25,759,112	358,782,668

Distributions reinvested	709,038	7,707,242	75,140	1,033,922

Redemptions	(27,346,705)	(325,179,464)	(22,803,465)	(310,843,511)

Net increase (decrease)	(8,724,179)	(109,120,709)	3,030,787	48,973,079

Class Z shares

Subscriptions	11,915	137,290	70,961	1,038,250

Distributions reinvested	502	5,448	10	143

Redemptions	(531)	(6,368)	(63,377)	(915,148)

Net increase	11,886	136,370	7,594	123,245

Total net increase (decrease)	(8,713,204)	(108,994,364)	3,089,899	49,818,055

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	17

Columbia Asia Pacific ex-Japan Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended October 31,
Class A	2012		2011		2010(a)
Per share data
Net asset value, beginning of period	$12.49		$13.79		$13.32

Income from investment operations:

Net investment income (loss)	0.15		0.15		(0.01)

Net realized and unrealized gain (loss)	0.41		(1.36)		0.48

Total from investment operations	0.56		(1.21)		0.47

Less distributions to shareholders:

Net investment income	(0.14)		(0.07)		—

Net realized gains	(0.56)		(0.02)		—

Total distributions to shareholders	(0.70)		(0.09)		—

Net asset value, end of period	$12.35		$12.49		$13.79

Total return	5.23%		(8.82%)		3.53%

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.42	%(c)	1.45	%(c)	1.50	%(d)

Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	1.42	%(c)	1.45	%(c)(f)	1.50	%(d)

Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.42%		1.45%		1.50	%(d)

Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	1.42%		1.45	%(f)	1.50	%(d)

Net investment income (loss)	1.25%		1.12	%(f)	(0.95	%)(d)

Supplemental data

Net assets, end of period (in thousands)	$452		$642		$78

Portfolio turnover	50%		63%		21%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to October 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Includes interest expense which rounds to less than 0.01%.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2012

Columbia Asia Pacific ex-Japan Fund

Financial Highlights (continued)

	Year Ended October 31,
Class C	2012		2011		2010(a)
Per share data
Net asset value, beginning of period	$12.38		$13.78		$13.32

Income from investment operations:

Net investment income (loss)	0.03		0.06		(0.02)

Net realized and unrealized gain (loss)	0.42		(1.38)		0.48

Total from investment operations	0.45		(1.32)		0.46

Less distributions to shareholders:

Net investment income	(0.07)		(0.06)		—

Net realized gains	(0.56)		(0.02)		—

Total distributions to shareholders	(0.63)		(0.08)		—

Net asset value, end of period	$12.20		$12.38		$13.78

Total return	4.33%		(9.62%)		3.45%

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed (including interest expense)	2.16	%(c)	2.19	%(c)	2.22	%(d)

Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	2.16	%(c)	2.19	%(c)(f)	2.22	%(d)

Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	2.16%		2.19%		2.22	%(d)

Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	2.16%		2.19	%(f)	2.22	%(d)

Net investment income (loss)	0.25%		0.44	%(f)	(1.93	%)(d)

Supplemental data

Net assets, end of period (in thousands)	$70		$45		$3

Portfolio turnover	50%		63%		21%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to October 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Includes interest expense which rounds to less than 0.01%.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	19

Columbia Asia Pacific ex-Japan Fund

Financial Highlights (continued)

	Year Ended October 31,
Class I	2012		2011		2010(a)
Per share data
Net asset value, beginning of period	$12.54		$13.79		$13.32

Income from investment operations:

Net investment income (loss)	0.20		0.18		(0.01)

Net realized and unrealized gain (loss)	0.38		(1.33)		0.48

Total from investment operations	0.58		(1.15)		0.47

Less distributions to shareholders:

Net investment income	(0.18)		(0.08)		—

Net realized gains	(0.56)		(0.02)		—

Total distributions to shareholders	(0.74)		(0.10)		—

Net asset value, end of period	$12.38		$12.54		$13.79

Total return	5.48%		(8.40%)		3.53%

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.97	%(c)	0.99	%(c)	1.08	%(d)

Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	0.97	%(c)	0.99	%(c)	1.08	%(d)

Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.97%		0.99%		1.08	%(d)

Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	0.97%		0.99%		1.08	%(d)

Net investment income (loss)	1.70%		1.31%		(0.78	%)(d)

Supplemental data

Net assets, end of period (in thousands)	$2		$2		$3

Portfolio turnover	50%		63%		21%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to October 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Includes interest expense which rounds to less than 0.01%.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2012

Columbia Asia Pacific ex-Japan Fund

Financial Highlights (continued)

	Year Ended October 31,
Class R	2012		2011		2010(a)
Per share data
Net asset value, beginning of period	$12.46		$13.79		$13.32

Income from investment operations:

Net investment income (loss)	0.13		0.16		(0.02)

Net realized and unrealized gain (loss)	0.37		(1.41)		0.49

Total from investment operations	0.50		(1.25)		0.47

Less distributions to shareholders:

Net investment income	(0.13)		(0.06)		—

Net realized gains	(0.56)		(0.02)		—

Total distributions to shareholders	(0.69)		(0.08)		—

Net asset value, end of period	$12.27		$12.46		$13.79

Total return	4.78%		(9.15%)		3.53%

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.63	%(c)	1.70	%(c)	1.73	%(d)

Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	1.63	%(c)	1.68	%(c)(f)	1.73	%(d)

Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.63%		1.70%		1.73	%(d)

Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	1.63%		1.68	%(f)	1.73	%(d)

Net investment income (loss)	1.08%		1.26	%(f)	(1.43	%)(d)

Supplemental data

Net assets, end of period (in thousands)	$175		$32		$3

Portfolio turnover	50%		63%		21%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to October 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Includes interest expense which rounds to less than 0.01%.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	21

Columbia Asia Pacific ex-Japan Fund

Financial Highlights (continued)

	Year Ended October 31,
Class R5	2012		2011		2010	2009(a)
Per share data
Net asset value, beginning of period	$12.54		$13.79		$11.42	$10.00

Income from investment operations:

Net investment income	0.21		0.18		0.13	0.02

Net realized and unrealized gain (loss)	0.37		(1.33)		2.27	1.40

Total from investment operations	0.58		(1.15)		2.40	1.42

Less distributions to shareholders:

Net investment income	(0.18)		(0.08)		(0.02)	—

Net realized gains	(0.56)		(0.02)		(0.01)	—

Total distributions to shareholders	(0.74)		(0.10)		(0.03)	—

Net asset value, end of period	$12.38		$12.54		$13.79	$11.42

Total return	5.44%		(8.42%)		21.06%	14.20%

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.01	%(c)	0.98	%(c)	1.09%	1.67	%(d)

Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	1.01	%(c)	0.98	%(c)	1.09%	1.15	%(d)

Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.01%		0.98%		1.09%	1.67	%(d)

Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	1.01%		0.98%		1.09%	1.15	%(d)

Net investment income	1.76%		1.31%		1.09%	0.47	%(d)

Supplemental data

Net assets, end of period (in thousands)	$389,978		$504,370		$512,721	$53,643

Portfolio turnover	50%		63%		21%	4%

Notes to Financial Highlights

(a)	For the period from July 15, 2009 (commencement of operations) to October 31, 2009.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Includes interest expense which rounds to less than 0.01%.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2012

Columbia Asia Pacific ex-Japan Fund

Financial Highlights (continued)

	Year Ended October 31,
Class Z	2012		2011		2010(a)
Per share data
Net asset value, beginning of period	$12.51		$13.79		$13.32

Income from investment operations:

Net investment income (loss)	0.17		0.19		(0.01)

Net realized and unrealized gain (loss)	0.40		(1.37)		0.48

Total from investment operations	0.57		(1.18)		0.47

Less distributions to shareholders:

Net investment income	(0.16)		(0.08)		—

Net realized gains	(0.56)		(0.02)		—

Total distributions to shareholders	(0.72)		(0.10)		—

Net asset value, end of period	$12.36		$12.51		$13.79

Total return	5.33%		(8.63%)		3.53%

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.15	%(c)	1.24	%(c)	1.23	%(d)

Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	1.15	%(c)	1.24	%(c)(f)	1.23	%(d)

Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.15%		1.24%		1.23	%(d)

Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	1.15%		1.24	%(f)	1.23	%(d)

Net investment income (loss)	1.41%		1.35	%(f)	(0.93	%)(d)

Supplemental data

Net assets, end of period (in thousands)	$243		$97		$3

Portfolio turnover	50%		63%		21%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to October 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Includes interest expense which rounds to less than 0.01%.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	23

Columbia Asia Pacific ex-Japan Fund

Notes to Financial Statements

October 31, 2012

Note 1. Organization

Columbia Asia Pacific ex-Japan Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class C, Class I, Class R, Class R5 and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class R5 shares are not subject to sales charges; however, this share class is closed to new investors.

Class Z shares are not subject to sales charges, and are only available to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

24	Annual Report 2012

Columbia Asia Pacific ex-Japan Fund

Notes to Financial Statements (continued)

October 31, 2012

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Annual Report 2012	25

Columbia Asia Pacific ex-Japan Fund

Notes to Financial Statements (continued)

October 31, 2012

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadviser (see Subadvisory Agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.80% to 0.57% as the Fund’s net assets increase. The effective investment management fee rate for the year ended October 31, 2012 was 0.79% of the Fund’s average daily net assets.

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and wholly-owned subsidiary of Ameriprise Financial, the subadviser of the Fund. The Investment Manager compensates Threadneedle to manage the investments of the Fund’s assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The effective administration fee rate for the year ended October 31, 2012 was 0.08% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended October 31, 2012, other expenses paid to this company were $2,778.

26	Annual Report 2012

Columbia Asia Pacific ex-Japan Fund

Notes to Financial Statements (continued)

October 31, 2012

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares.

For the year ended October 31, 2012, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.19%
Class C	0.19
Class R	0.17
Class R5	0.05
Class Z	0.19

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2012, no minimum account balance fees were charged by the Fund.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A, shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class C shares. For Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $1,000 for Class C shares. These amounts are based on the most recent information available as of June 30, 2012, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $516 for Class A, and $2 for Class C shares for the year ended October 31, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective January 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through February 28, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed

Annual Report 2012	27

Columbia Asia Pacific ex-Japan Fund

Notes to Financial Statements (continued)

October 31, 2012

the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.50%
Class C	2.25
Class I	1.08
Class R	1.75
Class R5	1.13
Class Z	1.25

Prior to January 1, 2012, the Investment Manager and certain of its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.50%
Class C	2.25
Class I	1.10
Class R	1.75
Class R5	1.15
Class Z	1.25

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At October 31, 2012, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sales losses, Trustees’ deferred compensation, distribution reclassifications, foreign currency transactions and passive foreign investment company (PFIC)

holdings. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$200,912
Accumulated net realized loss	(1,800,912)
Paid-in capital	1,600,000

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended October 31,	2012 ($)	2011 ($)
Ordinary income	$8,266,513	3,534,251
Long-term capital gains	15,724,541	374,455
Total	23,991,054	3,908,706

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At October 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$7,273,403
Undistributed accumulated long-term gain	—
Accumulated realized loss	(44,721,458)
Unrealized appreciation	43,306,695

At October 31, 2012, the cost of investments for federal income tax purposes was $350,633,334 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$55,288,379
Unrealized depreciation	(11,966,676)
Net unrealized appreciation	$43,321,703

The following capital loss carryforward, determined at October 31, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
Unlimited short-term	24,279,438
Unlimited long-term	20,442,020
Total	44,721,458

28	Annual Report 2012

Columbia Asia Pacific ex-Japan Fund

Notes to Financial Statements (continued)

October 31, 2012

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $208,353,471 and $331,240,970, respectively, for the year ended October 31, 2012.

Note 6. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or securities that either are issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended October 31, 2012 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

At October 31, 2012, securities valued at $4,867,283 were on loan, secured by cash collateral of $5,189,140 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

In September 2012, the Board voted to cease securities lending by or on December 31, 2012.

Note 7. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends — affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment

Annual Report 2012	29

Columbia Asia Pacific ex-Japan Fund

Notes to Financial Statements (continued)

October 31, 2012

fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

For the year ended October 31, 2012, the average daily loan balance outstanding on days when borrowing existed was $16,012,903 at a weighted average interest rate of 1.30%.

Note 9. Significant Risks

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Asian Pacific Region Risk

Many of the countries in the Asian Pacific Region are developing both politically and economically, and may have relatively unstable governments and economies based on a limited number of commodities or industries. Securities markets in the Asian Pacific Region are smaller and have a lower trading volume than those in the United States, which may result in the securities of some companies in the Asian Pacific Region being less liquid than similar U.S. or other foreign securities. Some currencies in the Asian Pacific Region are more volatile than the U.S. dollar and some countries in the Asian Pacific Region have restricted the flow of money in and out of the country.

Geographic Concentration Risk

Because the Fund concentrates its investments in the Asian Pacific Region, the Fund may be particularly susceptible to economic, political or regulatory events affecting companies and countries within the Asian Pacific Region. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund may be more volatile than a more geographically diversified fund. If securities of companies in the Asian Pacific Region fall out of favor, it may cause the Fund to underperform funds that do not concentrate in a single region of the world.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe

30	Annual Report 2012

Columbia Asia Pacific ex-Japan Fund

Notes to Financial Statements (continued)

October 31, 2012

proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012	31

Columbia Asia Pacific ex-Japan Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust II and the Shareholders of Columbia Asia Pacific ex-Japan Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Asia Pacific ex-Japan Fund (the “Fund”) (a series of Columbia Funds Series Trust II) at October 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2012 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion. The statements of changes in net assets and the financial highlights of the Fund for the periods ended October 31, 2011 and prior were audited by another independent registered public accounting firm whose report dated December 22, 2011 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

December 21, 2012

32	Annual Report 2012

Columbia Asia Pacific ex-Japan Fund

Supplemental Information

(Unaudited)

Change in Independent Registered Public Accounting Firm

At a meeting held on June 14, 2012, the Board, upon recommendation of the Audit Committee, approved the replacement of Ernst & Young LLP (Ernst & Young) as the independent registered public accounting firm for the Fund and certain other funds in the Columbia Family of Funds (collectively, the Funds) and appointed PricewaterhouseCoopers LLP (PwC). PwC’s engagement was effective at the completion of Ernst & Young’s audits of the financial statements of Funds with fiscal years ended July 31, 2012. The Fund did not consult with PwC during the fiscal years ended October 31, 2011 and 2010 and through the June meeting.

Ernst & Young’s reports on the financial statements of the Fund as of and for the fiscal years ended October 31, 2011 and 2010 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods and through the June meeting, there were no: (1) disagreements between the Fund and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Ernst & Young’s satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports, or (2) reportable events.

Annual Report 2012	33

Columbia Asia Pacific ex-Japan Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for distributions paid in the fiscal year ended October 31, 2012. Shareholders will be notified in early 2013 of amounts for use in preparing 2012 income tax returns.

Tax Designations:

Qualified Dividend Income	63.12%
Dividends Received Deduction	0.00%
Capital Gain Dividend	$15,724,542
U.S. Government Income, may be exempt from state taxation	0.00%
Foreign Taxes Paid	$733,137
Foreign Source Income	$8,666,363

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income dividends paid during the fiscal year that represents qualified dividend income subject to reduced tax rates under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Dividend Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividend received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. These taxes, and the corresponding foreign source income, are provided.

34	Annual Report 2012

Columbia Asia Pacific ex-Japan Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, were members of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC and began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	152	None
Edward J. Boudreau, Jr. 225 Franklin Street Boston, MA 02110 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	145	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard - Partners in Cross Cultural Leadership (consulting company)	152	None
William P. Carmichael 225 Franklin Street Boston, MA 02110 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	145	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	152	None

Annual Report 2012	35

Columbia Asia Pacific ex-Japan Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William A. Hawkins 225 Franklin Street Boston, MA 02110 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	145	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 225 Franklin Street Boston, MA 02110 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	145	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	152	Director, Valmont Industries, Inc. (manufactures irrigation systems) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	152	None
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	152	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 225 Franklin Street Boston, MA 02110 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments)	145	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	152	Director, Healthways, Inc. (health management programs) since 2005; Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)

36	Annual Report 2012

Columbia Asia Pacific ex-Japan Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 225 Franklin Street Boston, MA 02110 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	145	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director, Ameriprise Certificate Company since 2006 (previously President and Chief Executive Officer, 2006-August 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.	204	None

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

Annual Report 2012	37

Columbia Asia Pacific ex-Japan Fund

Trustees and Officers (continued)

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Officers
Name, address, year of birth	Position held with funds and length of service	Principal occupation during past five years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since 1/11 and Chief Financial Officer since 4/11 RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007- April 2010
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since 3/12	Vice President-Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010

38	Annual Report 2012

Columbia Asia Pacific ex-Japan Fund

Trustees and Officers (continued)

Officers (continued)
Name, address, year of birth	Position held with funds and length of service	Principal occupation during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998-May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/10 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel, November 2008-January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously Managing Director and Associate General Counsel, January 2005-July 2008)
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America, June 2005-April 2010

Annual Report 2012	39

Columbia Asia Pacific ex-Japan Fund

[THIS PAGE INTENTIONALLY LEFT BLANK]

40	Annual Report 2012

Columbia Asia Pacific ex-Japan Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012	41

Columbia Asia Pacific ex-Japan Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6532 F (12/12)

Annual Report October 31, 2012

Columbia Emerging Markets Bond Fund

Columbia Emerging Markets Bond Fund

President’s Message

Dear Shareholders,

Stocks rebound around the world

After a weak second quarter, U.S. stock market averages rebounded in the third quarter, erasing earlier losses and boosting year-to-date returns well into double digits. Welcome news from Europe and additional quantitative easing in the United States by the Federal Reserve Board helped bolster the rally. The Standard & Poor’s 500 Index (S&P 500 Index) rose 6.35% (total return) for the quarter. The Dow Jones Industrial Average advanced 4.32% for the same period. From the beginning of the calendar year through September 30, 2012, the S&P 500 Index was up 16.44% (total return). And, as of the end of September, the S&P 500 Index stood at 1,440 — approximately 8% below its all-time high of 1,565 that was set on October 9, 2007.

Outside the United States, stock markets of both developed and emerging market economies rebounded, as measured in U.S. dollars. Investors responded favorably to the announcement of policy measures aimed to resolve the eurozone crisis, which could potentially have a favorable impact on growth in emerging market economies. A weaker dollar also benefited returns to U.S. investors.

Solid gains for fixed income

Within fixed income, investors appeared to be increasingly willing to take on risk as they abandoned higher quality sectors that dominated the performance rankings in the second quarter and favored riskier sectors, where yield spreads tightened by a significant margin. Fixed-income returns were strong, but unlike equities, they have been less volatile, accumulating steadily over the course of the year. Gains were the highest for high-yield and emerging market bonds. By contrast, government issued debt securities eked out smaller gains.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation’s largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today’s opportunities and anticipate tomorrow’s. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>	The Columbia Management Perspectives blog, featuring timely posts by our investment teams

>	Detailed up-to-date fund performance and portfolio information

>	Economic analysis and market commentary

>	Quarterly fund commentaries

>	Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. The Dow Jones Industrial Average is a price weighted average of 30 actively traded shares of blue chip US industrial corporations listed on the New York Stock Exchange. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2012

Columbia Emerging Markets Bond Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Columbia Emerging Markets Bond Fund

Performance Overview

Performance Summary

>	Columbia Emerging Markets Bond Fund (the Fund) Class A shares returned 16.51% excluding sales charges for the 12-month period that ended October 31, 2012.

>	The Fund outperformed its benchmark, the JPMorgan Emerging Markets Bond Index (EMBI) — Global, which returned 16.33% for the same period.

>	Country positioning, sector selection and currency exposures overall contributed positively to the Fund’s relative results, while duration positioning was a modest detractor.

Average Annual Total Returns (%) (for period ended October 31, 2012)
	Inception	1 Year	5 Years	Life
Class A	02/16/06
Excluding sales charges		16.51	10.06	9.78
Including sales charges		10.93	8.99	8.98
Class B	02/16/06
Excluding sales charges		15.73	9.23	8.95
Including sales charges		10.73	8.94	8.95
Class C	02/16/06
Excluding sales charges		15.55	9.27	8.96
Including sales charges		14.55	9.27	8.96
Class I	02/16/06	16.96	10.55	10.23
Class K (formerly Class R4)	02/16/06	16.87	10.32	9.99
Class R*	11/16/11	16.25	9.88	9.60
Class W*	12/01/06	16.53	10.05	9.74
Class Z*	09/27/10	16.64	10.21	9.89
JPMorgan EMBI — Global		16.33	9.98	9.44

Returns for Class A are shown with and without the maximum initial sales charge of 4.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns since inception if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The JPMorgan Emerging Markets Bond Index (EMBI) — Global is based on U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, such as Brady bonds, Eurobonds and loans, and reflects reinvestment of all distributions and changes in market prices.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2012

Columbia Emerging Markets Bond Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (February 16, 2006 — October 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Emerging Markets Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2012	3

Columbia Emerging Markets Bond Fund

Manager Discussion of Fund Performance

Portfolio Management

Nicholas Pifer, CFA

James Carlen, CFA

Country Breakdown (%) (at October 31, 2012)
Argentina	2.3
Bolivia	0.4
Brazil	7.4
Colombia	6.9
Dominican Republic	2.0
El Salvador	0.5
Georgia	0.2
Guatemala	0.4
Hungary	0.6
Indonesia	8.9
Kazakhstan	1.2
Latvia	0.2
Lithuania	1.5
Mexico	9.1
Netherlands	0.5
Panama	0.4
Peru	3.7
Philippines	1.3
Poland	1.4
Qatar	0.9
Republic of Namibia	1.2
Republic of the Congo	0.3
Romania	1.2
Russian Federation	14.6
South Africa	0.7
South Korea	0.6
Supra-National	0.2
Trinidad and Tobago	1.1
Turkey	6.2
Ukraine	1.4
United Arab Emirates	1.4
United States (a)	5.4
Uruguay	6.4
Venezuela	8.9
Zambia	0.6
Total	100.0

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s portfolio composition is subject to change.

(a)	Includes investments in Money Market Funds.

At October 31, 2012, approximately 22% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Adviser, LLC (Columbia). As a result of asset allocation decisions by Columbia, it is possible that Columbia Emerging Markets Bond Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. Columbia seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. Columbia Emerging Markets Bond Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended October 31, 2012, the Fund’s Class A shares returned 16.51% excluding sales charges. The Fund outperformed its benchmark, the JPMorgan Emerging Markets Bond Index (EMBI) — Global, which returned 16.33% for the same period. Country positioning, sector selection and currency exposures overall contributed positively to the Fund’s relative results, while duration positioning was a modest detractor.

Significant Performance Factors

Overall, emerging market bonds had a strong, yet volatile, annual period as a series of exogenous factors buffeted the emerging markets. Early in the annual period, emerging markets benefited from positive structural growth trends but data suggested most were not completely immune from the economic slowdown in the developed world and from the ripple effects of the European sovereign debt crisis. As the new year began, emerging market bonds continued to perform well, likely due to better data outside of the U.S. Also, European Central Bank (ECB) Long-Term Refinancing Operation auctions in late December and late February of nearly €1 trillion reduced Spanish and Italian yields significantly and improved global risk appetite. However, emerging market bonds experienced a volatile second calendar quarter, as the markets moved from one source of European Union (EU) worry to another, from Greek and French elections, to forming a government in Greece and reaffirming its adjustment program, to renewed concerns about Spanish banks and how the EU will aid in its recapitalization. This renewed volatility detracted from already fragile global economic growth trends.

The last four months of the annual period were generally strong for emerging market bonds. The EU made some important progress in reducing the risk of reigniting a global panic with its moves to provide resources for the Spanish banking sector, releasing another tranche of Greek assistance and starting to move toward a centralized banking authority. Of most significance perhaps was the ECB’s decision to use its Outright Monetary Transaction (OMT) program to purchase unlimited amounts of peripheral country debt conditioned on performance under an economic adjustment program. The U.S. Federal Reserve’s launch of its third round of quantitative easing was another liquidity enhancing move that supported risk markets. Still, while liquidity in the market was abundant and some important financial tail risks were reduced, global economic growth and trade decelerated.

4	Annual Report 2012

Columbia Emerging Markets Bond Fund

Manager Discussion of Fund Performance (continued)

Country, Sector and Currency Positioning Boosted Fund Performance

Country positioning overall boosted the Fund’s performance relative to the JPMorgan EMBI — Global during the annual period. Overweighted positions in the sovereign bonds of the Dominican Republic, Uruguay, Peru and Venezuela in Latin America, Lithuania in Eastern Europe and Namibia in Africa contributed positively to the Fund’s results. Also supporting Fund performance were underweighted allocations to the sovereign bonds of Brazil and Mexico, as, in general, those markets widely considered higher quality and lower risk lagged during the annual period. Of course, there were disappointments as well. Overweighted positions in Russian sovereign bonds and Indonesian sovereign bonds detracted from Fund performance.

Sector selection contributed positively to the Fund’s results during the annual period, especially an overweighted allocation to agency securities compared to the JPMorgan EMBI — Global. Positions in the agency securities of Colombia, Russia and Indonesia were particularly strong performers for the Fund during the reporting period.

Exposures to local emerging market currencies added value, as several emerging market currencies appreciated overall against the U.S. dollar. Fund positions in bonds denominated in the Uruguayan peso, the Colombian peso and the Mexican peso contributed positively to performance. Local interest rate exposure and greater local carry contributed to performance as well. Detracting from the Fund’s results were positions in bonds denominated in the Indonesian rupiah and in the Brazilian real.

Duration Positioning Modestly Hampered Returns

The Fund’s duration positioning modestly detracted from results during the annual period. The Fund had a shorter U.S. duration than the JPMorgan EMBI — Global, which hurt as U.S. Treasury yields declined.

Relative Valuation Analysis Drove Fund Changes

During the annual period, we reduced the Fund’s exposure to the local currency bonds of Brazil and Indonesia, while still maintaining an overweighted position, and broadened the country diversification of the Fund’s local currency exposures.

From a regional perspective, we increased exposure to Eastern Europe, while still maintaining an underweighted position, and decreased exposure to Latin America, while still maintaining an overweighted position. Such changes were made based on our analysis of relative valuations.

At the end of the annual period, the Fund remained overweight Latin America and select oil-producing countries relative to the JPMorgan EMBI — Global and underweight Eastern Europe. The Fund was neutrally positioned in the emerging bond markets of Asia compared to the benchmark index. The Fund remained invested primarily in the U.S. dollar, allocating to local currency bonds selectively but in an increasingly diversified way. The Fund’s duration of 7.0 years was shorter than the benchmark and a material portion of this duration was comprised of non-U.S. dollar exposure. Relative to the JPMorgan EMBI — Global, the Fund had its most significant overweight allocations to the bond markets of Uruguay, Colombia, Russia, Indonesia and the Dominican Republic. Significant currency and local rates positions included Uruguay, Mexico, Indonesia and Brazil.

Quality Breakdown (%) (at October 31, 2012)
AA rating	1.7
A rating	3.9
BBB rating	61.2
BB rating	16.7
B rating	15.7
CCC rating	0.5
Not rated	0.3
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds and Investments of Cash Collateral Received for Securities on Loan).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody’s, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by any of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

Annual Report 2012	5

Columbia Emerging Markets Bond Fund

Manager Discussion of Fund Performance (continued)

Looking Ahead

The themes at the end of the annual period were abundant liquidity and some EU policy progress in the midst of global economic deceleration and continued uncertainty about important adjustment challenges — such as EU peripheral debt and the U.S. fiscal cliff — in the midst of a rather anemic economic environment. We expect liquidity to remain abundant in the near term and for growth to accelerate modestly in 2013, but policy mistakes remain a clear and present threat, and volatility persists. We expect emerging market economic growth to be challenged by external factors — including global economic growth and commodity price and capital market volatility — as well by some important country-specific risks, including structural reforms that, if left unfinished, could hinder medium-term prospects.

The EU peripheral debt crisis is far from over, and austerity and structural reform at a time of weak economic growth are proving most challenging. With Europe in a recession that at best appears to be bottoming and U.S. growth slipping between first and second gear, Chinese economic deceleration is especially worrisome to the rest of the emerging market world. In our view, signs of recovery in the Chinese property sector may herald some modest reacceleration going into 2013 and the Asia Development Bank forecasts emerging Asia gross domestic product growth to accelerate from 6.1% in 2012 to 6.7% in 2013. All that said, we believe if developed market growth muddles along at an adequate pace, the underlying fundamental strength of Latin American and emerging Asian economies can support positive performance. We thus remain constructive on the sector and intend to look for periods of weakness to add to our favored investments with a view to benefiting from their longer-term solid fundamentals.

As always, using our top-down investment approach, we intend to continually re-evaluate the creditworthiness of each country, the strength of its economic policies and the soundness of its fundamentals as we seek to identify individual securities that present attractive value opportunities.

6	Annual Report 2012

Columbia Emerging Markets Bond Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

May 1, 2012 – October 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,083.60	1,019.25	6.13	5.94	1.17
Class B	1,000.00	1,000.00	1,079.80	1,015.84	9.67	9.37	1.85
Class C	1,000.00	1,000.00	1,079.10	1,015.38	10.14	9.83	1.94
Class I	1,000.00	1,000.00	1,085.50	1,021.77	3.51	3.40	0.67
Class K (formerly Class R4)	1,000.00	1,000.00	1,084.40	1,020.26	5.08	4.93	0.97
Class R	1,000.00	1,000.00	1,081.30	1,017.90	7.53	7.30	1.44
Class W	1,000.00	1,000.00	1,082.90	1,019.41	5.97	5.79	1.14
Class Z	1,000.00	1,000.00	1,084.00	1,020.41	4.92	4.77	0.94

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Annual Report 2012	7

Columbia Emerging Markets Bond Fund

Portfolio of Investments

October 31, 2012

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes(a) 7.7%
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Brazil 1.7%
Banco BMG SA Senior Notes(b)
04/15/18	8.000%		1,500,000	1,421,691

Banco Santander Brasil SA Senior Unsecured(b)
02/13/17	4.625%		2,000,000	2,110,000

Companhia de Eletricidade do Estad
04/27/16	11.750%	BRL	6,000,000	3,183,082

Samarco Mineracao SA Senior Unsecured(b)
11/01/22	4.125%		2,000,000	1,997,960

Vale Overseas Ltd.
01/11/22	4.375%		1,000,000	1,064,450

Vale SA Senior Unsecured
09/11/42	5.625%		2,000,000	2,142,606

Total				11,919,789

Colombia 0.9%
BanColombia SA Senior Unsecured
06/03/21	5.950%		2,100,000	2,425,500

Banco de Bogota SA Senior Unsecured(b)
01/15/17	5.000%		1,000,000	1,073,923

Grupo Aval Ltd.(b)
09/26/22	4.750%		3,000,000	3,000,000

Total				6,499,423

Mexico 0.3%
Mexichem Sab de CV(b)
09/19/42	6.750%		1,000,000	1,080,000
Senior Unsecured
09/19/22	4.875%		1,000,000	1,057,500

Total				2,137,500

Peru 1.1%
Banco de Credito del Peru Subordinated Notes(b)(c)
10/15/22	7.170%	PEN	6,000,000	2,641,714

Corp. Azucarera del Peru SA(b)
08/02/22	6.375%		4,700,000	5,000,410

Total				7,642,124

Russian Federation 2.7%
Lukoil International Finance BV(b)
11/05/19	7.250%		2,400,000	2,887,344
11/09/20	6.125%		2,900,000	3,296,354
06/07/22	6.656%		1,000,000	1,207,900

Metalloinvest Finance Ltd.(b)
07/21/16	6.500%		2,000,000	2,086,560

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Novatek Finance Ltd. Senior Unsecured(b)
02/03/21	6.604%		4,000,000	4,683,467

Severstal OAO Via Steel Capital SA Senior Unsecured(b)
07/26/16	6.250%		1,500,000	1,577,509

TNK-BP Finance SA(b)
03/13/18	7.875%		1,000,000	1,186,112

VimpelCom Holdings BV(b)
03/01/22	7.504%		2,500,000	2,700,000

Total				19,625,246

Ukraine 1.0%
Ferrexpo Finance PLC(b)
04/07/16	7.875%		800,000	769,391

MHP SA(b)
04/29/15	10.250%		4,542,000	4,666,905

Metinvest BV(b)
02/14/18	8.750%		1,500,000	1,439,625

Total				6,875,921

Total Corporate Bonds & Notes (Cost: $51,006,705)				54,700,003

Inflation-Indexed Bonds(a) 5.9%
Uruguay 5.9%
Uruguay Government International Bond
04/05/27	4.250%	UYU	362,876,864	21,365,103
Senior Unsecured
12/15/28	4.375%	UYU	336,797,762	20,171,239

Total				41,536,342

Total Inflation-Indexed Bonds (Cost: $36,981,023)				41,536,342

Foreign Government Obligations(a) 79.0%
Argentina 2.2%
Argentina Boden Bonds Senior Unsecured
10/03/15	7.000%		5,335,000	4,428,050

Argentina Bonar Bonds Senior Unsecured
04/17/17	7.000%		8,838,000	6,540,120

City of Buenos Aires Senior Unsecured(b)
03/01/17	9.950%		2,000,000	1,600,000

Provincia de Buenos Aires Senior Unsecured(b)
01/26/21	10.875%		2,780,000	1,737,500

Provincia de Cordoba Senior Unsecured(b)
08/17/17	12.375%		2,050,000	1,527,250

Total				15,832,920

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2012

Columbia Emerging Markets Bond Fund

Portfolio of Investments (continued)

October 31, 2012

Foreign Government Obligations(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Bolivia 0.4%
Bolivian Government International Bond(b)
10/29/22	4.875%		3,100,000	3,104,269

Brazil 5.6%
Banco do Brasil SA
10/10/22	3.875%		2,000,000	1,994,000

Brazil Notas do Tesouro Nacional
01/01/17	10.000%	BRL	18,693,000	9,978,733

Centrais Eletricas Brasileiras SA Senior Unsecured(b)
10/27/21	5.750%		9,500,000	10,640,000

Cia de Saneamento Basico do Estado de Sao Paulo Senior Unsecured(b)
12/16/20	6.250%		500,000	542,500

Morgan Stanley Senior Unsecured
10/22/20	11.500%	BRL	3,300,000	1,895,906

Petrobras International Finance Co.
03/15/19	7.875%		4,900,000	6,203,547
01/20/20	5.750%		1,000,000	1,153,481
01/27/21	5.375%		3,424,000	3,871,939
01/20/40	6.875%		2,600,000	3,360,370

Total				39,640,476

Colombia 5.8%
Bogota Distrito Capital Senior Unsecured(b)
07/26/28	9.750%	COP	1,377,000,000	1,123,842

Colombia Government International Bond Senior Unsecured
10/22/15	12.000%	COP	2,093,000,000	1,412,271
06/28/27	9.850%	COP	1,000,000,000	850,273
01/18/41	6.125%		6,600,000	9,023,426

Corp. Andina De Fomento
06/15/22	4.375%		4,715,000	5,126,983

Empresa de Energia de Bogota SA Senior Unsecured(b)
11/10/21	6.125%		6,645,000	7,515,031

Empresas Publicas de Medellin ESP Senior Unsecured(b)
02/01/21	8.375%	COP	15,188,000,000	9,365,200

Transportadora de Gas Internacional SA ESP Senior Unsecured(b)
03/20/22	5.700%		6,100,000	6,825,663

Total				41,242,689

Dominican Republic 1.9%
Dominican Republic International Bond(b) Senior Unsecured
05/06/21	7.500%		7,500,000	8,784,292
04/20/27	8.625%		3,984,000	4,780,800

Total				13,565,092

Foreign Government Obligations(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
El Salvador 0.5%
El Salvador Government International Bond(b) Senior Unsecured
04/10/32	8.250%		1,000,000	1,225,000
06/15/35	7.650%		1,810,000	2,104,125

Total				3,329,125

Georgia 0.2%
Georgian Railway JSC Senior Unsecured(b)
07/11/22	7.750%		1,480,000	1,675,404

Guatemala 0.4%
Guatemala Government Bond Senior Unsecured(b)
06/06/22	5.750%		2,700,000	3,078,000

Hungary 0.6%
Hungary Government International Bond Senior Unsecured
03/29/21	6.375%		2,400,000	2,681,109
03/29/41	7.625%		1,500,000	1,782,000

Total				4,463,109

Indonesia 8.7%
Indonesia Government International Bond(b)
01/17/42	5.250%		1,000,000	1,152,500
Senior Unsecured
05/05/21	4.875%		8,000,000	9,116,811
01/17/38	7.750%		3,700,000	5,600,875

Indonesia Treasury Bond Senior Unsecured
10/15/14	11.000%	IDR	6,000,000,000	690,557
07/15/17	10.000%	IDR	30,762,000,000	3,800,937
09/15/19	11.500%	IDR	29,400,000,000	4,084,858
11/15/20	11.000%	IDR	9,000,000,000	1,254,623
06/15/21	12.800%	IDR	6,800,000,000	1,047,301
07/15/22	10.250%	IDR	13,210,000,000	1,814,767

Majapahit Holding BV(b)
10/17/16	7.750%		1,830,000	2,177,700
06/28/17	7.250%		1,150,000	1,378,810
08/07/19	8.000%		3,600,000	4,572,000
01/20/20	7.750%		5,900,000	7,481,415

PT Pertamina Persero(b)
05/23/21	5.250%		2,000,000	2,217,310
Senior Unsecured
05/03/22	4.875%		1,000,000	1,087,500
05/27/41	6.500%		1,000,000	1,193,662
05/03/42	6.000%		3,000,000	3,390,000

PT Perusahaan Listrik Negara(b)
Senior Unsecured
11/22/21	5.500%		6,500,000	7,333,983
10/24/42	5.250%		2,000,000	2,042,400

Total				61,438,009

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	9

Columbia Emerging Markets Bond Fund

Portfolio of Investments (continued)

October 31, 2012

Foreign Government Obligations(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Kazakhstan 1.2%
KazMunayGas National Co.(b)
05/05/20	7.000%		2,650,000	3,260,144
Senior Unsecured
07/02/18	9.125%		4,095,000	5,337,423

Total				8,597,567

Latvia 0.3%
Republic of Latvia Senior Unsecured(b)
06/16/21	5.250%		1,500,000	1,714,755

Lithuania 1.5%
Lithuania Government International Bond(b)
Senior Unsecured
09/14/17	5.125%		1,150,000	1,294,418
03/09/21	6.125%		4,850,000	5,825,841
02/01/22	6.625%		2,830,000	3,505,735

Total				10,625,994

Mexico 8.6%
Comision Federal De Electricidad Senior Unsecured(b)
02/14/42	5.750%		3,200,000	3,632,000

Mexican Bonos
12/17/15	8.000%	MXN	740,000	612,582
12/15/16	7.250%	MXN	6,901,000	5,685,193
12/14/17	7.750%	MXN	3,910,000	3,330,550
06/10/21	6.500%	MXN	1,500,000	1,221,495
06/09/22	6.500%	MXN	11,100,000	9,245,196
06/03/27	7.500%	MXN	15,188,000	13,273,110

Pemex Project Funding Master Trust
01/21/21	5.500%		1,500,000	1,751,250
06/15/35	6.625%		4,304,000	5,369,240
06/15/38	6.625%		2,000,000	2,500,000

Petroleos Mexicanos
11/24/21	7.650%	MXN	33,500,000	2,790,473
01/24/22	4.875%		800,000	896,000
06/02/41	6.500%		6,000,000	7,447,500
06/27/44	5.500%		2,900,000	3,161,000

Total				60,915,589

Netherlands 0.5%
Kazakhstan Temir Zholy Finance BV(b)
07/10/42	6.950%		3,000,000	3,661,620

Panama 0.4%
Ena Norte Trust Pass-Thru Certificates(b)
04/25/23	4.950%		2,500,000	2,584,952

Peru 2.6%
Corporacion Financiera de Desarrollo SA Senior Unsecured(b)
02/08/22	4.750%		5,000,000	5,641,584

Foreign Government Obligations(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Peru Enhanced Pass-Through Finance Ltd. Pass-Thru Certificates(b)(d)
05/31/18	0.000%		5,605,595	5,045,034

Peruvian Government International Bond
Senior Unsecured
07/21/25	7.350%		1,500,000	2,182,500
03/14/37	6.550%		1,500,000	2,197,500
11/18/50	5.625%		1,800,000	2,331,000

Peruvian Government International Bond(b)
Senior Unsecured
08/12/20	7.840%	PEN	1,400,000	668,532

Total				18,066,150

Philippines 1.3%
Philippine Government International Bond
Senior Unsecured
03/30/26	5.500%		1,500,000	1,897,500
01/14/36	6.250%	PHP	106,000,000	3,009,273

Power Sector Assets & Liabilities Management Corp. Government Guaranteed(b)
12/02/24	7.390%		3,000,000	4,159,409

Total				9,066,182

Poland 1.3%
Poland Government International Bond Senior Unsecured
04/21/21	5.125%		8,000,000	9,367,200

Qatar 0.9%
Qatar Government International Bond(b)
Senior Unsecured
01/20/22	4.500%		4,500,000	5,152,500
01/20/40	6.400%		1,000,000	1,393,500

Total				6,546,000

Republic of Namibia 1.2%
Namibia International Bonds Senior Unsecured(b)
11/03/21	5.500%		7,300,000	8,176,000

Republic of the Congo 0.3%
Republic of Congo Senior Unsecured(c)
06/30/29	3.000%		2,232,500	1,864,138

Romania 1.1%
Romanian Government International Bond Senior Unsecured(b)
02/07/22	6.750%		7,000,000	8,071,545

Russian Federation 11.5%
AK Transneft OJSC Via TransCapitalInvest Ltd.(b)
08/07/18	8.700%		1,180,000	1,523,285

Gazprom Neft OAO Via GPN Capital SA Senior Unsecured(b)
09/19/22	4.375%		5,000,000	5,075,666

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2012

Columbia Emerging Markets Bond Fund

Portfolio of Investments (continued)

October 31, 2012

Foreign Government Obligations(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Gazprom OAO Via Gaz Capital SA(b) Senior Unsecured
11/22/16	6.212%		3,350,000	3,714,480
01/23/21	5.999%		2,000,000	2,258,000
03/07/22	6.510%		9,800,000	11,539,500
08/16/37	7.288%		2,950,000	3,820,250

RZD Capital Ltd. Senior Unsecured
04/02/19	8.300%	RUB	155,000,000	5,028,216

Russian Agricultural Bank OJSC Via RSHB Capital SA Senior Unsecured(b)
12/27/17	5.298%		6,450,000	6,911,051

Russian Foreign Bond — Eurobond(b) Senior Unsecured
03/10/18	7.850%	RUB	100,000,000	3,413,782
04/29/20	5.000%		6,000,000	6,969,000
04/04/42	5.625%		3,000,000	3,597,000
03/31/30	7.500%		5,433,525	6,880,473

Sberbank of Russia Via SB Capital SA Senior Unsecured
06/16/21	5.717%		1,500,000	1,636,950

Sberbank of Russia Via SB Capital SA(b) Senior Unsecured
02/07/22	6.125%		6,700,000	7,510,393

VTB Bank OJSC Via VTB Capital SA Senior Unsecured(b)
04/12/17	6.000%		4,500,000	4,696,875

Vnesheconombank Via VEB Finance PLC(b) Senior Unsecured
07/05/22	6.025%		1,200,000	1,344,000
11/22/25	6.800%		4,500,000	5,388,750

Total				81,307,671

South Africa 0.6%
South Africa Government International Bond Senior Unsecured
01/17/24	4.665%		1,200,000	1,326,000

Transnet SOC Ltd. Senior Unsecured(b)
07/26/22	4.000%		3,200,000	3,216,949

Total				4,542,949

South Korea 0.6%
Export-Import Bank of Korea Senior Unsecured
09/15/21	4.375%		4,000,000	4,495,916

Supra-National 0.2%
African Export-Import Bank Senior Unsecured
07/27/16	5.750%		1,000,000	1,075,000

Foreign Government Obligations(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Trinidad and Tobago 1.1%
Petroleum Co. of Trinidad & Tobago Ltd. Senior Unsecured(b)
08/14/19	9.750%	5,800,000	7,670,295

Turkey 6.1%
Export Credit Bank of Turkey(b)
11/04/16	5.375%	3,000,000	3,215,676
Senior Unsecured
04/24/19	5.875%	6,000,000	6,587,312

Turkey Government International Bond
03/25/22	5.125%	6,250,000	7,015,625
01/14/41	6.000%	2,100,000	2,467,500
Senior Unsecured
11/07/19	7.500%	1,625,000	2,057,656
06/05/20	7.000%	1,300,000	1,623,050
03/30/21	5.625%	4,550,000	5,289,375
09/26/22	6.250%	5,000,000	6,057,500
03/17/36	6.875%	3,800,000	4,889,840
05/30/40	6.750%	3,100,000	3,994,350

Total			43,197,884

Ukraine 0.4%
City of Kyiv Via Kyiv Finance PLC Senior Unsecured(b)
07/11/16	9.375%	1,100,000	1,012,645

Ukraine Government International Bond Senior Unsecured(b)
02/23/21	7.950%	1,655,000	1,742,611

Total			2,755,256

United Arab Emirates 1.3%
Abu Dhabi National Energy Co. Senior Unsecured(b)
12/13/21	5.875%	4,500,000	5,361,339

Dolphin Energy Ltd. Senior Secured(b)
12/15/21	5.500%	3,550,000	4,088,974

Total			9,450,313

Uruguay 0.4%
Uruguay Government International Bond Senior Unsecured
03/21/36	7.625%	1,783,939	2,769,565

Venezuela 8.7%
Petroleos de Venezuela SA
04/12/17	5.250%	11,647,000	9,201,130
11/02/17	8.500%	19,520,000	17,519,200
02/17/22	12.750%	507,800	521,765
Senior Unsecured
10/28/15	5.000%	11,700,500	10,237,937

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	11

Columbia Emerging Markets Bond Fund

Portfolio of Investments (continued)

October 31, 2012

Foreign Government Obligations(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Petroleos de Venezuela SA(e)
11/17/21	9.000%	1,200,000	993,000

Venezuela Government International Bond Senior Unsecured
02/26/16	5.750%	1,289,500	1,189,564
05/07/23	9.000%	23,750,000	20,840,625
10/13/24	8.250%	1,000,000	825,000
03/31/38	7.000%	800,000	572,000

Total			61,900,221

Zambia 0.6%
Zambia Government International Bond(b)
09/20/22	5.375%	3,800,000	3,838,670

Total Foreign Government Obligations
(Cost: $498,345,375)			559,630,525

Money Market Funds 5.3%
		Shares	Value ($)
Columbia Short-Term Cash Fund, 0.149%(f)(g)		37,572,908	37,572,908

Total Money Market Funds
(Cost: $37,572,908)			37,572,908

Investments of Cash Collateral Received for Securities on Loan —%
Issuer	Effective Yield	Par/ Principal/ Shares	Value ($)
Repurchase Agreements —%
BNP Paribas Securities Corp. dated 10/31/12, matures 11/01/12, repurchase price $314,128(h)

	0.340%	314,125	314,125

Total Investments of Cash Collateral Received for Securities on Loan (Cost: $314,125)			314,125

Total Investments
(Cost: $624,220,136)			693,753,903

Other Assets & Liabilities, Net			14,802,922

Net Assets			708,556,825

Futures Contracts Outstanding at October 31, 2012

At October 31, 2012, $195,500 was held in a margin deposit account as collateral to cover initial margin requirements on open futures contracts.

Contract Description	Number of Contracts Long (Short)	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
U.S. Treasury Ultra Bond, 30-year	46	7,594,313	December 2012	—	(89,194)

Credit Default Swap Contracts Outstanding at October 31, 2012

Buy Protection

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate (%)	Notional Amount ($)	Market Value ($)	Unamortized Premium (Paid) Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
JPMorgan Chase Bank	CDX Emerging Markets Index	June 20, 2013	2.650	2,000,000	(937)	(52,181)	(19,728)	—	(72,846)

Credit Default Swap Contracts Outstanding at October 31, 2012

Sell Protection

Counterparty	Reference Entity	Expiration Date	Receive Fixed Rate (%)	Implied Credit Spread (%)*	Notional Amount ($)	Market Value ($)	Unamortized Premium (Paid) Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Merril Lynch Intl	CDX Emerging Markets Index	June 20, 2013	2.650	2.576	2,000,000	937	—	19,728	20,665	—

*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2012

Columbia Emerging Markets Bond Fund

Portfolio of Investments (continued)

October 31, 2012

buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Forward Foreign Currency Exchange Contracts Open at October 31, 2012

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
Citigroup Global Markets Inc.	November 9, 2012	5,543,533 (USD	)	229,724,000 (PHP	)	32,464	—

Citigroup Global Markets Inc.	November 29, 2012	2,828,127 (USD	)	89,267,000 (RUB	)	4,494	—

Deutsche Bank	December 3, 2012	9,401,360 (USD	)	28,755,000 (MYR	)	15,976	—

Total						52,934	—

Notes to Portfolio of Investments

(a)	Principal amounts are denominated in United States Dollars unless otherwise noted.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2012, the value of these securities amounted to $340,760,175 or 48.09% of net assets.

(c)	Variable rate security. The interest rate shown reflects the rate as of October 31, 2012.

(d)	Zero coupon bond.

(e)	At October 31, 2012, security was partially or fully on loan.

(f)	The rate shown is the seven-day current annualized yield at October 31, 2012.

(g)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended October 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	43,207,633	222,085,826	(227,720,551)	—	37,572,908	53,853	37,572,908

(h)	The following table represents securities received as collateral for repurchase agreements. This collateral is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the proper level of collateral.

Security Description	Value ($)
BNP Paribas Securities Corp. (0.340%)
Ginnie Mae II Pool	320,408

Total Market Value of Collateral Securities	320,408

Currency Legend

BRL	Brazilian Real
COP	Colombian Peso
IDR	Indonesian Rupiah
MXN	Mexican Peso
MYR	Malaysia Ringgits
PEN	Peru Nuevos Soles
PHP	Philippine Peso
RUB	Russian Rouble
USD	US Dollar
UYU	Uruguay Pesos

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	13

Columbia Emerging Markets Bond Fund

Portfolio of Investments (continued)

October 31, 2012

Fair Value Measurements (continued)

measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at October 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds

Corporate Bonds & Notes

Banking	—	10,031,113	2,641,714	12,672,827

All Other Industries	—	42,027,176	—	42,027,176

Inflation-Indexed Bonds	—	41,536,342	—	41,536,342

Foreign Government Obligations	—	554,585,491	5,045,034	559,630,525

Total Bonds	—	648,180,122	7,686,748	655,866,870

Other

Money Market Funds	37,572,908	—	—	37,572,908

Investments of Cash Collateral Received for Securities on Loan	—	314,125	—	314,125

Total Other	37,572,908	314,125	—	37,887,033

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2012

Columbia Emerging Markets Bond Fund

Portfolio of Investments (continued)

October 31, 2012

Fair Value Measurements (continued)

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments in Securities	37,572,908	648,494,247	7,686,748	693,753,903

Derivatives

Assets

Forward Foreign Currency Exchange Contracts	—	52,934	—	52,934

Swap Contracts	—	20,665	—	20,665

Liabilities

Futures Contracts	(89,194)	—	—	(89,194)

Swap Contracts	—	(72,846)	—	(72,846)

Total	37,483,714	648,495,000	7,686,748	693,665,462

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

	Corporate Bonds & Notes ($)	Foreign Government Obligations ($)	Total ($)
Balance as of October 31, 2011	5,323,255	5,106,152	10,429,407

Accrued discounts/premiums	672	299,785	300,457

Realized gain (loss)	—	138,027	138,027

Change in unrealized appreciation (depreciation)(a)	302,487	(101,404)	201,083

Sales	—	(891,232)	(891,232)

Purchases	—	493,706	493,706

Issuances	—	—	—

Settlements	—	—	—

Transfers into Level 3	—	—	—

Transfers out of Level 3	(2,984,700)	—	(2,984,700)

Balance as of October 31, 2012	2,641,714	5,045,034	7,686,748

(a)	Change in unrealized appreciation (depreciation) relating to securities held at October 31, 2012 was $201,083, which is comprised of Corporate Bonds & Notes of $302,487 and Foreign Government Obligations of $(101,404).

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain Corporate and Foreign Government Bonds classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management’s determination that there was sufficient, reliable and observable market data to value these assets as of period end, October 31, 2012.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	15

Columbia Emerging Markets Bond Fund

Statement of Assets and Liabilities

October 31, 2012

Assets

Investments, at value*

Unaffiliated issuers (identified cost $586,333,103)	$655,866,870

Affiliated issuers (identified cost $37,572,908)	37,572,908

Investment of cash collateral received for securities on loan

Repurchase agreements (identified cost $314,125)	314,125

Total investments (identified cost $624,220,136)	693,753,903

Foreign currency (identified cost $1,763,905)	1,734,005

Margin deposits on futures contracts	195,500

Unrealized appreciation on forward foreign currency exchange contracts	52,934

Unrealized appreciation on swap contracts	20,665

Premiums paid on outstanding swap contracts	52,181

Receivable for:

Capital shares sold	4,895,420

Dividends	6,046

Interest	9,764,100

Reclaims	122,891

Variation margin on futures contracts	53,188

Prepaid expenses	5,059

Total assets	710,655,892

Liabilities

Due upon return of securities on loan	314,125

Unrealized depreciation on swap contracts	72,846

Payable for:

Capital shares purchased	1,144,242

Investment management fees	50,934

Distribution fees	18,749

Foreign capital gains taxes deferred	299,922

Transfer agent fees	98,265

Administration fees	6,605

Plan administration fees	2

Compensation of board members	14,747

Other expenses	78,630

Total liabilities	2,099,067

Net assets applicable to outstanding capital stock	$708,556,825

Represented by

Paid-in capital	$634,687,882

Undistributed net investment income	253,430

Accumulated net realized gain	4,493,838

Unrealized appreciation (depreciation) on:

Investments	69,533,767

Foreign currency translations	(23,729)

Forward foreign currency exchange contracts	52,934

Futures contracts	(89,194)

Swap contracts	(52,181)

Foreign capital gains tax	(299,922)

Total — representing net assets applicable to outstanding capital stock	$708,556,825

* Value of securities on loan	$303,975

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2012

Columbia Emerging Markets Bond Fund

Statement of Assets and Liabilities (continued)

October 31, 2012

Class A

Net assets	$284,817,527

Shares outstanding	22,770,076

Net asset value per share	$12.51

Maximum offering price per share(a)	$13.13

Class B

Net assets	$2,907,958

Shares outstanding	232,531

Net asset value per share	$12.51

Class C

Net assets	$45,979,054

Shares outstanding	3,691,051

Net asset value per share	$12.46

Class I

Net assets	$163,508,128

Shares outstanding	13,069,990

Net asset value per share	$12.51

Class K(b)

Net assets	$72,383

Shares outstanding	5,792

Net asset value per share	$12.50

Class R

Net assets	$2,877,460

Shares outstanding	230,111

Net asset value per share	$12.50

Class W

Net assets	$63,707,484

Shares outstanding	5,099,276

Net asset value per share	$12.49

Class Z

Net assets	$144,686,831

Shares outstanding	11,565,538

Net asset value per share	$12.51

(a)	The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 4.75%.

(b)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	17

Columbia Emerging Markets Bond Fund

Statement of Operations

Year Ended October 31, 2012

Net investment income
Income:
Dividends — affiliated issuers	$53,853
Interest	37,097,438
Income from securities lending — net	34,051
Foreign taxes withheld	(273,277)

Total income	36,912,065

Expenses:
Investment management fees	2,907,586
Distribution fees
Class A	513,995
Class B	29,087
Class C	331,847
Class R	10,629
Class W	161,960
Transfer agent fees
Class A	472,487
Class B	6,686
Class C	76,267
Class K(a)	33
Class R	5,117
Class W	148,904
Class Z	174,342
Administration fees	381,281
Plan administration fees
Class K	167
Compensation of board members	18,000
Custodian fees	40,375
Printing and postage fees	114,927
Registration fees	187,962
Professional fees	42,701
Other	19,232

Total expenses	5,643,585

Net investment income	31,268,480

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	6,196,696
Foreign currency translations	51,181
Forward foreign currency exchange contracts	275,334
Futures contracts	206,682
Swap contracts	(82,676)

Net realized gain	6,647,217
Net change in unrealized appreciation (depreciation) on:
Investments	47,461,124
Foreign currency translations	30,496
Forward foreign currency exchange contracts	52,934
Futures contracts	(89,194)
Swap contracts	82,675
Foreign capital gains tax	403,450

Net change in unrealized appreciation (depreciation)	47,941,485

Net realized and unrealized gain	54,588,702

Net increase in net assets resulting from operations	$85,857,182

(a)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2012

Columbia Emerging Markets Bond Fund

Statement of Changes in Net Assets

	Year Ended October 31, 2012(a)	Year Ended October 31, 2011
Operations

Net investment income	$31,268,480	$17,711,105

Net realized gain	6,647,217	3,212,656

Net change in unrealized appreciation (depreciation)	47,941,485	(7,872,951)

Net increase in net assets resulting from operations	85,857,182	13,050,810

Distributions to shareholders:

Net investment income

Class A	(10,973,703)	(7,750,174)

Class B	(133,350)	(196,832)

Class C	(1,527,054)	(630,862)

Class I	(9,599,340)	(5,953,682)

Class K(b)	(3,693)	(6,037)

Class R	(103,674)	—

Class W	(3,463,410)	(4,620,928)

Class Z	(4,222,442)	(639,172)

Total distributions to shareholders	(30,026,666)	(19,797,687)

Increase (decrease) in net assets from capital stock activity	217,536,796	205,552,705

Total increase in net assets	273,367,312	198,805,828

Net assets at beginning of year	435,189,513	236,383,685

Net assets at end of year	$708,556,825	$435,189,513

Undistributed net investment income	$253,430	$32,096

(a)	Class R shares are for the period from November 16, 2011 (commencement of operations) to October 31, 2012.

(b)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	19

Columbia Emerging Markets Bond Fund

Statement of Changes in Net Assets (continued)

	Year Ended October 31, 2012(a)		Year Ended October 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(b)	16,034,941	189,932,122	13,938,745	159,706,661

Distributions reinvested	834,942	9,819,371	571,149	6,453,743

Redemptions	(8,397,743)	(97,519,115)	(6,775,696)	(76,877,295)

Net increase	8,472,140	102,232,378	7,734,198	89,283,109

Class B shares

Subscriptions	66,815	785,730	92,140	1,049,749

Distributions reinvested	10,982	128,128	16,350	184,551

Redemptions(b)	(96,697)	(1,134,968)	(162,774)	(1,867,927)

Net decrease	(18,900)	(221,110)	(54,284)	(633,627)

Class C shares

Subscriptions	2,479,112	29,021,492	1,570,385	17,929,446

Distributions reinvested	96,440	1,130,335	40,128	451,517

Redemptions	(643,797)	(7,558,321)	(162,089)	(1,812,992)

Net increase	1,931,755	22,593,506	1,448,424	16,567,971

Class I shares

Subscriptions	2,001,642	22,727,425	10,033,486	111,973,959

Distributions reinvested	822,017	9,598,391	527,831	5,952,874

Redemptions	(2,678,367)	(31,536,595)	(4,320,641)	(49,447,808)

Net increase	145,292	789,221	6,240,676	68,479,025

Class K shares(c)

Subscriptions	99	1,139	59	692

Distributions reinvested	260	3,040	468	5,267

Redemptions	(50)	(591)	(5,676)	(63,898)

Net increase (decrease)	309	3,588	(5,149)	(57,939)

Class R shares

Subscriptions	289,127	3,322,322	—	—

Distributions reinvested	2,072	24,509	—	—

Redemptions	(61,088)	(728,542)	—	—

Net increase	230,111	2,618,289	—	—

Class W shares

Subscriptions	1,531,707	17,974,519	1,785,831	20,130,576

Distributions reinvested	297,185	3,463,103	409,579	4,620,561

Redemptions	(2,730,250)	(32,261,417)	(2,537,796)	(28,817,552)

Net decrease	(901,358)	(10,823,795)	(342,386)	(4,066,415)

Class Z shares

Subscriptions	11,411,803	135,278,924	3,410,088	38,870,785

Distributions reinvested	246,170	2,902,633	45,123	506,557

Redemptions	(3,255,736)	(37,836,838)	(302,416)	(3,396,761)

Net increase	8,402,237	100,344,719	3,152,795	35,980,581

Total net increase	18,261,586	217,536,796	18,174,274	205,552,705

(a)	Class R shares are for the period from November 16, 2011 (commencement of operations) to October 31, 2012.

(b)	Includes conversions of Class B shares to Class A shares, if any. The line items from the prior year have been combined to conform to the current year presentation.

(c)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2012

Columbia Emerging Markets Bond Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year Ended October 31,
Class A	2012	2011		2010	2009	2008
Per share data
Net asset value, beginning of period	$11.33	$11.69		$10.35	$7.05	$10.57

Income from investment operations:

Net investment income	0.65	0.68		0.76	0.53	0.61

Net realized and unrealized gain (loss)	1.16	(0.29)		1.32	3.22	(3.43)

Total from investment operations	1.81	0.39		2.08	3.75	(2.82)

Less distributions to shareholders:

Net investment income	(0.63)	(0.75)		(0.74)	(0.45)	(0.61)

Net realized gains	—	—		—	—	(0.09)

Total distributions to shareholders	(0.63)	(0.75)		(0.74)	(0.45)	(0.70)

Net asset value, end of period	$12.51	$11.33		$11.69	$10.35	$7.05

Total return	16.51%	3.58%		20.75%	54.87%	(28.44%)

Ratios to average net assets(a)

Expenses prior to fees waived or expenses reimbursed	1.16%	1.35%		1.37%	1.37%	1.41%

Net expenses after fees waived or expenses reimbursed(b)	1.16%	1.28	%(c)	1.31%	1.27%	1.40%

Net investment income	5.54%	5.91	%(c)	6.93%	5.85%	6.31%

Supplemental data

Net assets, end of period (in thousands)	$284,818	$162,047		$76,725	$32,726	$9,671

Portfolio turnover	21%	24%		38%	62%	82%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	21

Columbia Emerging Markets Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class B	2012	2011		2010	2009	2008
Per share data
Net asset value, beginning of period	$11.32	$11.67		$10.34	$7.05	$10.55

Income from investment operations:

Net investment income	0.57	0.60		0.67	0.46	0.55

Net realized and unrealized gain (loss)	1.16	(0.30)		1.31	3.22	(3.42)

Total from investment operations	1.73	0.30		1.98	3.68	(2.87)

Less distributions to shareholders:

Net investment income	(0.54)	(0.65)		(0.65)	(0.39)	(0.54)

Net realized gains	—	—		—	—	(0.09)

Total distributions to shareholders	(0.54)	(0.65)		(0.65)	(0.39)	(0.63)

Net asset value, end of period	$12.51	$11.32		$11.67	$10.34	$7.05

Total return	15.73%	2.77%		19.76%	53.60%	(28.85%)

Ratios to average net assets(a)

Expenses prior to fees waived or expenses reimbursed	1.90%	2.22%		2.13%	2.15%	2.19%

Net expenses after fees waived or expenses reimbursed(b)	1.90%	2.04	%(c)	2.08%	2.04%	2.17%

Net investment income	4.87%	5.27	%(c)	6.20%	5.28%	5.61%

Supplemental data

Net assets, end of period (in thousands)	$2,908	$2,846		$3,569	$2,420	$1,178

Portfolio turnover	21%	24%		38%	62%	82%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2012

Columbia Emerging Markets Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class C	2012	2011		2010	2009	2008
Per share data
Net asset value, beginning of period	$11.30	$11.65		$10.32	$7.04	$10.54

Income from investment operations:

Net investment income	0.56	0.58		0.67	0.45	0.55

Net realized and unrealized gain (loss)	1.15	(0.26)		1.32	3.22	(3.42)

Total from investment operations	1.71	0.32		1.99	3.67	(2.87)

Less distributions to shareholders:

Net investment income	(0.55)	(0.67)		(0.66)	(0.39)	(0.54)

Net realized gains	—	—		—	—	(0.09)

Total distributions to shareholders	(0.55)	(0.67)		(0.66)	(0.39)	(0.63)

Net asset value, end of period	$12.46	$11.30		$11.65	$10.32	$7.04

Total return	15.55%	2.96%		19.87%	53.57%	(28.88%)

Ratios to average net assets(a)

Expenses prior to fees waived or expenses reimbursed	1.91%	2.03%		2.14%	2.13%	2.18%

Net expenses after fees waived or expenses reimbursed(b)	1.91%	2.02	%(c)	2.06%	2.03%	2.16%

Net investment income	4.78%	5.11	%(c)	6.14%	5.06%	5.64%

Supplemental data

Net assets, end of period (in thousands)	$45,979	$19,877		$3,622	$722	$191

Portfolio turnover	21%	24%		38%	62%	82%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	23

Columbia Emerging Markets Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class I	2012	2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$11.34	$11.69	$10.35	$7.05	$10.57

Income from investment operations:

Net investment income	0.72	0.73	0.77	0.57	0.69

Net realized and unrealized gain (loss)	1.14	(0.27)	1.35	3.22	(3.46)

Total from investment operations	1.86	0.46	2.12	3.79	(2.77)

Less distributions to shareholders:

Net investment income	(0.69)	(0.81)	(0.78)	(0.49)	(0.66)

Net realized gains	—	—	—	—	(0.09)

Total distributions to shareholders	(0.69)	(0.81)	(0.78)	(0.49)	(0.75)

Net asset value, end of period	$12.51	$11.34	$11.69	$10.35	$7.05

Total return	16.96%	4.18%	21.19%	55.52%	(28.08%)

Ratios to average net assets(a)

Expenses prior to fees waived or expenses reimbursed	0.68%	0.83%	0.92%	0.88%	0.91%

Net expenses after fees waived or expenses reimbursed(b)	0.68%	0.83%	0.92%	0.85%	0.91%

Net investment income	6.11%	6.43%	7.13%	6.59%	6.89%

Supplemental data

Net assets, end of period (in thousands)	$163,508	$146,569	$78,154	$106,359	$65,282

Portfolio turnover	21%	24%	38%	62%	82%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2012

Columbia Emerging Markets Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class K(a)	2012	2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$11.31	$11.68	$10.35	$7.05	$10.56

Income from investment operations:

Net investment income	0.68	0.71	0.72	0.54	0.67

Net realized and unrealized gain (loss)	1.16	(0.31)	1.35	3.23	(3.43)

Total from investment operations	1.84	0.40	2.07	3.77	(2.76)

Less distributions to shareholders:

Net investment income	(0.65)	(0.77)	(0.74)	(0.47)	(0.66)

Net realized gains	—	—	—	—	(0.09)

Total distributions to shareholders	(0.65)	(0.77)	(0.74)	(0.47)	(0.75)

Net asset value, end of period	$12.50	$11.31	$11.68	$10.35	$7.05

Total return	16.87%	3.65%	20.75%	55.14%	(27.98%)

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	0.98%	1.17%	1.27%	1.18%	1.22%

Net expenses after fees waived or expenses reimbursed(c)	0.98%	1.13%	1.22%	1.11%	0.97%

Net investment income	5.78%	6.18%	6.52%	6.31%	6.82%

Supplemental data

Net assets, end of period (in thousands)	$72	$62	$124	$23	$15

Portfolio turnover	21%	24%	38%	62%	82%

Notes to Financial Highlights

(a)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	25

Columbia Emerging Markets Bond Fund

Financial Highlights (continued)

Class R	Year Ended October 31, 2012(a)
Per share data
Net asset value, beginning of period	$11.30

Income from investment operations:

Net investment income	0.58

Net realized and unrealized gain	1.23

Total from investment operations	1.81

Less distributions to shareholders:

Net investment income	(0.61)

Total distributions to shareholders	(0.61)

Net asset value, end of period	$12.50

Total return	16.57%

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	1.42	%(c)

Net expenses after fees waived or expenses reimbursed(d)	1.42	%(c)

Net investment income	5.15	%(c)

Supplemental data

Net assets, end of period (in thousands)	$2,877

Portfolio turnover	21%

Notes to Financial Highlights

(a)	For the period from November 16, 2011 (commencement of operations) to October 31, 2012.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2012

Columbia Emerging Markets Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class W	2012	2011		2010	2009	2008
Per share data
Net asset value, beginning of period	$11.31	$11.68		$10.34	$7.05	$10.55

Income from investment operations:

Net investment income	0.66	0.68		0.75	0.53	0.56

Net realized and unrealized gain (loss)	1.15	(0.30)		1.32	3.21	(3.36)

Total from investment operations	1.81	0.38		2.07	3.74	(2.80)

Less distributions to shareholders:

Net investment income	(0.63)	(0.75)		(0.73)	(0.45)	(0.61)

Net realized gains	—	—		—	—	(0.09)

Total distributions to shareholders	(0.63)	(0.75)		(0.73)	(0.45)	(0.70)

Net asset value, end of period	$12.49	$11.31		$11.68	$10.34	$7.05

Total return	16.53%	3.47%		20.68%	54.69%	(28.29%)

Ratios to average net assets(a)

Expenses prior to fees waived or expenses reimbursed	1.15%	1.45%		1.37%	1.33%	1.35%

Net expenses after fees waived or expenses reimbursed(b)	1.15%	1.30	%(c)	1.37%	1.30%	1.35%

Net investment income	5.63%	5.96	%(c)	6.93%	6.18%	6.08%

Supplemental data

Net assets, end of period (in thousands)	$63,707	$67,886		$74,067	$117,037	$104,386

Portfolio turnover	21%	24%		38%	62%	82%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	27

Columbia Emerging Markets Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class Z	2012	2011		2010(a)
Per share data
Net asset value, beginning of period	$11.35	$11.69		$11.47

Income from investment operations:

Net investment income	0.68	0.68		0.07

Net realized and unrealized gain (loss)	1.14	(0.22)		0.24

Total from investment operations	1.82	0.46		0.31

Less distributions to shareholders:

Net investment income	(0.66)	(0.80)		(0.09)

Total distributions to shareholders	(0.66)	(0.80)		(0.09)

Net asset value, end of period	$12.51	$11.35		$11.69

Total return	16.64%	4.16%		2.68%

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	0.91%	0.84%		1.32	%(c)

Net expenses after fees waived or expenses reimbursed(d)	0.91%	0.84	%(e)	0.97	%(c)

Net investment income	5.72%	6.03	%(e)	7.36	%(c)

Supplemental data

Net assets, end of period (in thousands)	$144,687	$35,902		$123

Portfolio turnover	21%	24%		38%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to October 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

28	Annual Report 2012

Columbia Emerging Markets Bond Fund

Notes to Financial Statements

October 31, 2012

Note 1. Organization

Columbia Emerging Markets Bond Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class W and Class Z shares. Effective November 8, 2012, the Fund also offers Class R5 and Class Y shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class K shares (formerly Class R4 shares) are not subject to sales charges; however, this share class is closed to new investors. Effective October 25, 2012, Class R4 shares were renamed Class K shares.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors. Class R shares commenced operations on November 16, 2011.

Class R5 shares are not subject to sales charges and are only available to investors purchasing through authorized investment professionals. Class R5 shares commenced operations on November 8, 2012.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are only available to certain categories of investors which are subject to minimum initial investment requirements. Class Y shares commenced operations on November 8, 2012.

Class Z shares are not subject to sales charges, and are only available to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close

Annual Report 2012	29

Columbia Emerging Markets Bond Fund

Notes to Financial Statements (continued)

October 31, 2012

of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on

30	Annual Report 2012

Columbia Emerging Markets Bond Fund

Notes to Financial Statements (continued)

October 31, 2012

a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts to shift investment exposure from one currency to another.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and manage exposure to movements in interest rates. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Credit Default Swap Contracts

Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a specified negative credit event(s) take place. The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on the notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. Notional amounts of all credit default swap contracts outstanding for which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement.

As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.

Annual Report 2012	31

Columbia Emerging Markets Bond Fund

Notes to Financial Statements (continued)

October 31, 2012

For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. Market values for credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.

The notional amounts and market values of credit default swap contracts are not recorded in the financial statements. Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund will enter into credit default swap transactions only with counterparties that meet certain standards of creditworthiness.

At October 31, 2012, no collateral had been posted by either the fund or the counterparty.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at October 31, 2012:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit contracts	Unrealized appreciation on swap contracts	20,665
Credit contracts	Premiums paid on outstanding credit default swap contracts	52,181
Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	52,934
Total		125,780

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit contracts	Unrealized depreciation on swap contracts	72,846
Interest rate contracts	Net assets — unrealized depreciation on futures contracts	89,194	*
Total		162,040

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The effect of derivative instruments in the Statement of Operations for the year ended October 31, 2012:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Credit contracts	—	—	(82,676)	(82,676)
Foreign exchange contracts	275,334	—	—	275,334
Interest rate contracts	—	206,682	—	206,682
Total	275,334	206,682	(82,676)	399,340

32	Annual Report 2012

Columbia Emerging Markets Bond Fund

Notes to Financial Statements (continued)

October 31, 2012

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Credit contracts	—	—	82,675	82,675
Foreign exchange contracts	52,934	—	—	52,934
Interest rate contracts	—	(89,194)	—	(89,194)
Total	52,934	(89,194)	82,675	46,415

The following table is a summary of the volume of derivative instruments for the year ended October 31, 2012:

Derivative Instrument	Contracts Opened
Forward foreign currency exchange contracts	15
Futures contracts	92

Derivative Instrument	Aggregate Notional Opened ($)
Credit default swap contracts — buy protection	—
Credit default swap contracts — sell protection	—

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Delayed Delivery Securities and Forward Sale Commitments

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. While a forward sale commitment is outstanding, equivalent deliverable securities or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security Valuation” above. The forward sale commitment is “marked-to-market” daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Annual Report 2012	33

Columbia Emerging Markets Bond Fund

Notes to Financial Statements (continued)

October 31, 2012

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about

Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.530% to 0.353% as the Fund’s net assets increase. The effective investment management fee rate for the year ended October 31, 2012 was 0.53% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.07% to 0.04% as the Fund’s net assets increase. The effective administration fee rate for the year ended October 31, 2012 was 0.07% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended October 31, 2012, other expenses paid to this company were $3,024.

34	Annual Report 2012

Columbia Emerging Markets Bond Fund

Notes to Financial Statements (continued)

October 31, 2012

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class K shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class K shares.

For the year ended October 31, 2012, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.23%
Class B	0.23
Class C	0.23
Class K	0.05

Class R	0.24%
Class W	0.23
Class Z	0.23

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2012, no minimum account balance fees were charged by the Fund.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $122,000 and $279,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of June 30, 2012, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $606,562 for Class A, $966 for Class B and $6,737 for Class C shares for the year ended October 31, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses

Annual Report 2012	35

Columbia Emerging Markets Bond Fund

Notes to Financial Statements (continued)

October 31, 2012

(excluding certain fees and expenses described below), through February 28, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.28%
Class B	2.03
Class C	2.03
Class I	0.83
Class R	1.53
Class K	1.13
Class W	1.28
Class Z	1.03

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At October 31, 2012, these differences are primarily due to differing treatment for capital loss carryforwards, principal and/or interest of fixed income securities, deferral/reversal of wash sales losses, Trustees’ deferred compensation, foreign capital gains tax, foreign currency transactions, and derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(1,020,480)
Accumulated net realized gain/loss	1,020,480

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended October 31,	2012 ($)	2011 ($)
Ordinary income	30,026,666	19,797,687

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At October 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$714,463
Undistributed accumulated long-term gain	4,992,106
Unrealized appreciation	68,176,277

At October 31, 2012, the cost of investments for federal income tax purposes was $624,807,268 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$76,626,799
Unrealized depreciation	(7,680,164)
Net unrealized app/depreciation	$68,946,635

For the year ended October 31, 2012, $2,547,316 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $310,907,895 and $106,725,728, respectively, for the year ended October 31, 2012.

Note 6. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or

36	Annual Report 2012

Columbia Emerging Markets Bond Fund

Notes to Financial Statements (continued)

October 31, 2012

securities that either are issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended October 31, 2012 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

At October 31, 2012, securities valued at $303,975 were on loan, secured by cash collateral of $314,125 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

In September 2012, the Board voted to cease securities lending by or on December 31, 2012.

Note 7. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends — affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At October 31, 2012, one unaffiliated shareholder account owned 25.6% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Affiliated shareholder accounts owned 22.1% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

The Fund had no borrowings during the year ended October 31, 2012.

Note 10. Significant Risks

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Annual Report 2012	37

Columbia Emerging Markets Bond Fund

Notes to Financial Statements (continued)

October 31, 2012

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities.

Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

38	Annual Report 2012

Columbia Emerging Markets Bond Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust II and the Shareholders of

Columbia Emerging Markets Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Emerging Markets Bond Fund (the “Fund”) (a series of Columbia Funds Series Trust II) at October 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2012 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion. The statements of changes in net assets and the financial highlights of the Fund for the periods ended October 31, 2011 and prior were audited by another independent registered public accounting firm whose report dated December 22, 2011 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

December 21, 2012

Annual Report 2012	39

Columbia Emerging Markets Bond Fund

Supplemental Information

(Unaudited)

Change in Independent Registered Public Accounting Firm

At a meeting held on June 14, 2012, the Board, upon recommendation of the Audit Committee, approved the replacement of Ernst & Young LLP (Ernst & Young) as the independent registered public accounting firm for the Fund and certain other funds in the Columbia Family of Funds (collectively, the Funds) and appointed PricewaterhouseCoopers LLP (PwC). PwC’s engagement was effective at the completion of Ernst & Young’s audits of the financial statements of the Funds with fiscal years ended July 31, 2012. The Fund did not consult with PwC during the fiscal years ended October 31, 2011 and 2010 and through the June meeting.

Ernst & Young’s reports on the financial statements of the Fund as of and for the fiscal years ended October 31, 2011 and 2010 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods and through the June meeting, there were no: (1) disagreements between the Fund and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Ernst & Young’s satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports, or (2) reportable events.

40	Annual Report 2012

Columbia Emerging Markets Bond Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for distributions paid in the fiscal year ended October 31, 2012. Shareholders will be notified in early 2013 of amounts for use in preparing 2012 income tax returns.

Tax Designations:

Qualified Dividend Income	0.00%
Dividends Received Deduction	0.00%
Capital Gain Dividend	$5,241,711
U.S. Government Income, may be exempt from state taxation	0.00%
Foreign Taxes Paid	$488,888
Foreign Source Income	$33,058,212

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income dividends paid during the fiscal year that represents qualified dividend income subject to reduced tax rates under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Dividend Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividend received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. These taxes, and the corresponding foreign source income, are provided.

Annual Report 2012	41

Columbia Emerging Markets Bond Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, were members of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC and began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	152	None
Edward J. Boudreau, Jr. 225 Franklin Street Boston, MA 02110 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	145	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company)	152	None
William P. Carmichael 225 Franklin Street Boston, MA 02110 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	145

Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds

Series Trust (11 funds); former Director, Spectrum

Brands, Inc. (consumer products); former Director,

Simmons Company (bedding)

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	152	None

42	Annual Report 2012

Columbia Emerging Markets Bond Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William A. Hawkins 225 Franklin Street Boston, MA 02110 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	145	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 225 Franklin Street Boston, MA 02110 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	145	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	152	Director, Valmont Industries, Inc. (manufactures irrigation systems) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	152	None
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	152

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services) since November 2007

Minor M. Shaw 225 Franklin Street Boston, MA 02110 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments)	145	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	152	Director, Healthways, Inc. (health management programs) since 2005; Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)

Annual Report 2012	43

Columbia Emerging Markets Bond Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 225 Franklin Street Boston, MA 02110 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	145

Director, Renaissance

Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director, Ameriprise Certificate Company since 2006 (previously President and Chief Executive Officer, 2006-August 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.	204	None

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

44	Annual Report 2012

Columbia Emerging Markets Bond Fund

Trustees and Officers (continued)

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Officers
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since 1/11 and Chief Financial Officer since 4/11 RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds

Senior Vice President, Chief Legal Officer and Assistant

Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since 3/12	Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010

Annual Report 2012	45

Columbia Emerging Markets Bond Fund

Trustees and Officers (continued)

Officers (continued)
Name, Address, Year of Birth	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds

Vice President — Investment Accounting, Columbia

Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998-May 2010

Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/10 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel, November 2008-January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously Managing Director and Associate General Counsel, January 2005-July 2008)
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America, June 2005-April 2010

46	Annual Report 2012

Columbia Emerging Markets Bond Fund

[THIS PAGE INTENTIONALLY LEFT BLANK]

Annual Report 2012	47

Columbia Emerging Markets Bond Fund

[THIS PAGE INTENTIONALLY LEFT BLANK]

48	Annual Report 2012

Columbia Emerging Markets Bond Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012	49

Columbia Emerging Markets Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6398 J (12/12)

Annual Report October 31, 2012

Columbia Emerging Markets Opportunity Fund

Columbia Emerging Markets Opportunity Fund

President’s Message

Dear Shareholders,

Stocks rebound around the world

After a weak second quarter, U.S. stock market averages rebounded in the third quarter, erasing earlier losses and boosting year-to-date returns well into double digits. Welcome news from Europe and additional quantitative easing in the United States by the Federal Reserve Board helped bolster the rally. The Standard & Poor’s 500 Index (S&P 500 Index) rose 6.35% (total return) for the quarter. The Dow Jones Industrial Average advanced 4.32% for the same period. From the beginning of the calendar year through September 30, 2012, the S&P 500 Index was up 16.44% (total return). And, as of the end of September, the S&P 500 Index stood at 1,440 — approximately 8% below its all-time high of 1,565 that was set on October 9, 2007.

Outside the United States, stock markets of both developed and emerging market economies rebounded, as measured in U.S. dollars. Investors responded favorably to the announcement of policy measures aimed to resolve the eurozone crisis, which could potentially have a favorable impact on growth in emerging market economies. A weaker dollar also benefited returns to U.S. investors.

Solid gains for fixed income

Within fixed income, investors appeared to be increasingly willing to take on risk as they abandoned higher quality sectors that dominated the performance rankings in the second quarter and favored riskier sectors, where yield spreads tightened by a significant margin. Fixed-income returns were strong, but unlike equities, they have been less volatile, accumulating steadily over the course of the year. Gains were the highest for high-yield and emerging market bonds. By contrast, government issued debt securities eked out smaller gains.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation’s largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today’s opportunities and anticipate tomorrow’s. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>	The Columbia Management Perspectives blog, featuring timely posts by our investment teams

>	Detailed up-to-date fund performance and portfolio information

>	Economic analysis and market commentary

>	Quarterly fund commentaries

>	Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. The Dow Jones Industrial Average is a price weighted average of 30 actively traded shares of blue chip US industrial corporations listed on the New York Stock Exchange. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2012

Columbia Emerging Markets Opportunity Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Columbia Emerging Markets Opportunity Fund

Performance Overview

Performance Summary

>	Columbia Emerging Markets Opportunity Fund (the Fund) Class A shares gained 5.77% excluding sales charges for the 12 months ended October 31, 2012.

>	The Fund outperformed its benchmark, the MSCI Emerging Markets Index (Net), which gained 2.63% during the same 12-month period.

>	Stock selection and allocation decisions in multiple sectors and countries supported the Fund’s strong performance.

Average Annual Total Returns (%) (for period ended October 31, 2012)
	Inception	1 Year	5 Years	10 Years
Class A	11/13/96
Excluding sales charges		5.77	-5.26	13.97
Including sales charges		-0.28	-6.37	13.31
Class B	11/13/96
Excluding sales charges		4.96	-5.99	13.09
Including sales charges		0.20	-6.25	13.09
Class C	06/26/00
Excluding sales charges		4.99	-5.97	13.11
Including sales charges		4.04	-5.97	13.11
Class I*	03/04/04	6.27	-4.78	14.46
Class K (formerly Class R4)	11/13/96	6.02	-4.97	14.23
Class R*	08/03/09	5.41	-5.50	13.67
Class R5*	08/01/08	6.13	-4.88	14.20
Class W*	09/27/10	5.66	-5.31	13.92
Class Z*	09/27/10	6.03	-5.15	14.03
MSCI Emerging Markets Index (Net)		2.63	-3.47	16.20

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns since inception if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The MSCI Emerging Markets (EM) Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2012

Columbia Emerging Markets Opportunity Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (November 1, 2002 — October 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Emerging Markets Opportunity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2012	3

Columbia Emerging Markets Opportunity Fund

Manager Discussion of Fund Performance

Portfolio Management

Threadneedle International Limited

Irina Miklavich, CFA

Vanessa Donegan

Rafael Polatinsky, CFA

Morningstar Style Box™

The Morningstar Style Box™ is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2012 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

The Board of Trustees of the Fund has approved a proposal to merge the Fund into Columbia Emerging Markets Fund. The merger is subject to certain conditions, including approval by shareholders of the Fund. Proxy materials regarding the merger will be first mailed to shareholders of the Fund in December 2012, and it is currently anticipated that a meeting of shareholders to consider the merger will be held in the first half of 2013.

Columbia Emerging Markets Opportunity Fund (the Fund) Class A shares gained 5.77% excluding sales charges for the 12 months ended October 31, 2012. The Fund outperformed its benchmark, the MSCI Emerging Markets Index (Net), which gained 2.63% during the same 12-month period. Stock selection and allocation decisions in multiple sectors, including consumer staples, materials and financials, supported the Fund’s strong performance.

Global Economic Expectations Curtail Emerging Market Gains

For the full fiscal year, emerging market equities delivered a modest gain. However, performance varied significantly throughout the period. Two months of negative results at the start of the year were followed by stronger performance in January and February 2012 as the U.S. economy improved and investors anticipated China’s reacceleration. Performance reversed again as Spain’s economic and fiscal difficulties deepened, adding complexity to the European situation and Chinese officials delayed policy decisions due to a November 2012 government transition. Emerging market equities ultimately ended the fiscal year with a rally in September and October, spurred by U.S. economic data and evidence that China’s growth would be in the 7-8% range.

This performance roller coaster led to significant return differences among emerging market countries and sectors. Equities in Thailand, Turkey, the Philippines and Mexico had the strongest results among large emerging markets, while Brazil and Russia declined for the fiscal year. China underperformed until September before delivering a robust two-month rally.

Materials was the worst performing sector within the index, due to concerns about slowing economic growth, particularly in China. Consumer-related sectors, especially consumer staples, delivered stellar performance, supported by underlying earnings growth.

The Fund Benefited from Positioning Across Multiple Sectors and Countries

Effective stock selection and allocation decisions in the consumer staples, materials and financials sectors contributed to the Fund’s outperformance of its benchmark. The Fund’s overweight in consumer staples was advantageous as investors favored this sector. Within consumer staples, the Fund had substantial exposure to food retailers, which performed well during the year. Russian retailer Magnit was a notable contributor.

In the materials sector, the Fund benefited from more defensive positioning compared to its benchmark. This included having a smaller overall weighting in the sector and being underweight steel companies and the mining segment, particularly coal and iron ore stocks.

4	Annual Report 2012

Columbia Emerging Markets Opportunity Fund

Manager Discussion of Fund Performance (continued)

In financials, stock selection was primarily responsible for the Fund’s good performance. Holdings of Siam Commercial Bank in Thailand, Turkiye Garanti Bankasi in Turkey and Grupo Financiero Banorte in Mexico helped generate positive results in this sector.

Geographically, the Fund benefited from holdings in South Africa, Mexico, Russia and Brazil. Long-term South African holding Life Healthcare Group, a private hospital operator, continued to deliver strong returns. Holdings of food retailer Shoprite and media company Naspers also contributed to the Fund’s performance for the year. Exposure to Mexican beverage and retail sectors through Modelo and Femsa generated strong returns for the Fund. In Russia, holdings of previously mentioned food retailer Magnit added to the Fund’s relative results. In Brazil, the Fund had a smaller financials weighting than the benchmark due to our negative view of the sector. Brazilian financials underperformed due to government intervention, including pressure to reduce interest margins. Exposure to Brazilian consumer stocks and an underweight in iron ore company Vale also worked in the Fund’s favor.

Stock selection in the industrials and consumer discretionary sectors had a negative effect on relative performance. Specifically, Samsung Engineering performed poorly due to doubts about its ability to grow its order backlog. In consumer discretionary, performance of Korean high-end retailer Hyundai Department Store was disappointing, however we continue to hold this position because we think the stock’s performance should recover going forward.

Positioning in China and South Korea detracted, mainly due to stock selection. At the beginning of the year, the Fund held China Unicom, a telecommunications company that underperformed due to disappointing earnings and competitive pressures. We replaced this position with China Mobile, which we believe has a more sustainable earnings growth profile. In South Korea, Samsung Engineering, Hyundai Department Store and Hana Financial Group were key detractors. We sold Hana Financial because our investment thesis changed.

Weighting in Industrial Sector Increases; South African Exposure Decreases

We increased the Fund’s weighting in the industrial sector, moving the Fund from an underweight into an overweight position as we saw attractive opportunities — in particular among industrial holdings in Mexico and Turkey, which benefit from improved competitive positions of those countries. We reduced further the Fund’s exposure to the financial sector, as we saw better opportunities to capture domestically driven growth in emerging markets through consumer and industrial stocks.

We further reduced the Fund’s below-benchmark materials weighting and increased holdings in the technology sector. We believe continued excess capacity in a number of industries within the materials sector will hamper earnings growth for those companies.

The Fund is underweight in South Africa, China, South Korea and Taiwan, relative to the benchmark. South Africa went from an overweight to an underweight because, in our view, macro risks there are rising due to deterioration of the terms of trade, which is not fully reflected in stock prices. We increased the underweight in China because the country’s stock market has rebounded and valuations do not look as cheap as they did last summer. The Fund is overweight Russia, Thailand, Turkey, Mexico and the Philippines.

The Fund’s portfolio turnover rate for the fiscal year was 117%.

Country Breakdown (%) (at October 31, 2012)
Australia	1.4
Brazil	12.3
Cambodia	0.5
Chile	0.6
China	12.6
Czech Republic	1.1
Hong Kong	2.1
India	6.3
Indonesia	3.1
Israel	1.1
Malaysia	2.6
Mexico	6.0
Netherlands	0.8
Panama	1.0
Peru	1.6
Philippines	2.0
Russian Federation	7.9
Singapore	2.3
South Africa	3.2
South Korea	13.2
Taiwan	8.2
Thailand	5.1
Turkey	3.1
United States (a)	1.9
Total	100.0

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s portfolio composition is subject to change.

(a)	Includes investments in Money Market Funds.

Top Ten Holdings (%) (at October 31, 2012)
Samsung Electronics Co., Ltd. (South Korea)	6.3
Sberbank of Russia (Russian Federation)	3.3
China Mobile Ltd. (China)	2.3
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	2.2
Itaú Unibanco Holding SA, ADR (Brazil)	2.1
ICICI Bank Ltd. (India)	2.1
CNOOC Ltd. (China)	2.1
Hyundai Motor Co. (South Korea)	1.9
Naspers Ltd., Class N (South Africa)	1.9
Turkiye Garanti Bankasi AS (Turkey)	1.7

Percentages indicated are based upon total investments (excluding Money Market Funds and Investments of Cash Collateral Received for Securities on Loan).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2012	5

Columbia Emerging Markets Opportunity Fund

Manager Discussion of Fund Performance (continued)

Summary of Investments in Securities by Industry (%) (at October 31, 2012)
Industry	Percentage of Net Assets (%)
Airlines	1.9
Auto Components	1.5
Automobiles	4.4
Beverages	3.8
Capital Markets	0.5
Chemicals	1.5
Commercial Banks	15.1
Communications Equipment	0.7
Construction & Engineering	0.4
Construction Materials	2.1
Diversified Financial Services	1.7
Diversified Telecommunication Services	1.5
Electrical Equipment	0.9
Electronic Equipment, Instruments & Components	2.2
Energy Equipment & Services	0.5
Food & Staples Retailing	7.7
Gas Utilities	0.9
Health Care Equipment & Supplies	0.9
Health Care Providers & Services	0.5
Hotels, Restaurants & Leisure	0.5
Household Products	0.7
Industrial Conglomerates	3.3
Insurance	0.9
Internet Software & Services	1.4
IT Services	1.2
Machinery	0.6
Media	1.9
Metals & Mining	0.3
Multiline Retail	0.6
Oil, Gas & Consumable Fuels	9.2
Personal Products	0.7
Pharmaceuticals	1.1
Real Estate Management & Development	1.8
Semiconductors & Semiconductor Equipment	9.4
Software	1.1
Specialty Retail	2.3
Textiles, Apparel & Luxury Goods	2.0
Tobacco	1.2
Transportation Infrastructure	1.9
Wireless Telecommunication Services	7.1
Money Market Funds	1.9
Total	99.8

Percentages indicated are based upon net assets. The Fund’s portfolio composition is subject to change.

Consumer Sectors Expected to Drive Emerging Market Growth

We currently believe that equity valuations in emerging market countries are attractive and have a positive view on emerging markets equity performance for next year. In particular, we see good opportunities in such markets as Mexico, Turkey, the Philippines and Thailand where structural growth trends are in place. We are currently focused on companies benefiting from strong domestic demand across emerging markets. However, we are aware of potential risks stemming from the developed markets economies as well as from the transition to a different growth model in China, which could be associated with some volatility in the interim.

6	Annual Report 2012

Columbia Emerging Markets Opportunity Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

May 1, 2012 – October 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,001.20	1,015.84	9.31	9.37	1.85
Class B	1,000.00	1,000.00	997.10	1,012.12	13.00	13.10	2.59
Class C	1,000.00	1,000.00	998.60	1,012.07	13.06	13.15	2.60
Class I	1,000.00	1,000.00	1,004.80	1,018.60	6.55	6.60	1.30
Class K (formerly Class R4)	1,000.00	1,000.00	1,003.60	1,017.04	8.11	8.16	1.61
Class R	1,000.00	1,000.00	1,000.00	1,014.63	10.51	10.58	2.09
Class R5	1,000.00	1,000.00	1,003.60	1,018.40	6.75	6.80	1.34
Class W	1,000.00	1,000.00	1,001.30	1,015.89	9.26	9.32	1.84
Class Z	1,000.00	1,000.00	1,003.60	1,017.09	8.06	8.11	1.60

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2012	7

Columbia Emerging Markets Opportunity Fund

Portfolio of Investments

October 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 94.2%
Issuer	Shares	Value ($)
Australia 1.4%
Ansell Ltd.	223,183	3,616,191

WorleyParsons Ltd.	74,304	1,900,091

Total		5,516,282

Brazil 9.8%
BR Malls Participacoes SA	310,800	4,085,749

CCR SA	346,000	3,042,545

CETIP SA — Mercados Organizados	152,934	1,761,973

Cia Hering	227,400	5,224,137

Companhia de Bebidas Americas, ADR	155,347	6,336,604

Itaú Unibanco Holding SA, ADR	562,235	8,197,386

Petroleo Brasileiro SA, ADR	253,821	5,383,543

Totvs SA	202,200	4,111,598

Total		38,143,535

Cambodia 0.5%
NagaCorp Ltd.	3,830,000	2,125,809

Chile 0.6%
Inversiones La Construccion SA	136,695	2,416,418

China 12.5%
AAC Technologies Holdings, Inc.	762,000	2,713,091

Belle International Holdings Ltd.	2,033,000	3,770,047

China Mobile Ltd.	785,500	8,712,567

China Mobile Ltd., ADR	10,707	593,061

China Shenhua Energy Co., Ltd., Class H	901,000	3,817,716

CNOOC Ltd.	3,815,000	7,851,181

ENN Energy Holdings Ltd.	838,000	3,480,023

Hengan International Group Co., Ltd.	301,000	2,733,067

PetroChina Co., Ltd., Class H	2,438,000	3,308,167

Sun Art Retail Group Ltd.	3,446,500	4,677,207

Tencent Holdings Ltd.	115,700	4,069,686

Zhuzhou CSR Times Electric Co., Ltd., Class H	1,136,000	3,321,592

Total		49,047,405

Czech Republic 1.1%
Komercni Banka AS	9,851	2,010,408

Telefonica Czech Republic AS	120,820	2,406,412

Total		4,416,820

Common Stocks (continued)
Issuer	Shares	Value ($)
Hong Kong 2.1%
AIA Group Ltd.	924,000	3,643,764

Samsonite International SA	2,199,300	4,552,697

Total		8,196,461

India 6.3%
Bajaj Auto Ltd.	126,315	4,255,752

ICICI Bank Ltd.	403,795	7,858,358

Infosys Ltd.	101,552	4,445,941

Infosys Ltd., ADR	9,188	398,943

ITC Ltd.	916,487	4,804,036

Mahindra & Mahindra Ltd.	168,225	2,753,666

Total		24,516,696

Indonesia 3.1%
PT Astra International Tbk	3,394,500	2,833,443

PT Jasa Marga Persero Tbk	6,951,500	4,186,262

PT Semen Gresik Persero Tbk	3,239,000	5,007,576

Total		12,027,281

Israel 1.1%
Israel Chemicals Ltd.	348,858	4,365,609

Malaysia 2.6%
AirAsia Bhd	3,434,800	3,409,139

Astro Malaysia Holdings Bhd(a)(b)	484,200	430,789

Axiata Group Bhd	1,379,600	2,952,761

Telekom Malaysia Bhd	1,759,500	3,449,544

Total		10,242,233

Mexico 6.0%
Alfa SAB de CV, Class A	2,662,000	4,891,379

Cemex SAB de CV(b)	3,728,600	3,380,058

Embotelladoras Arca SAB de CV	442,900	3,213,342

Fomento Economico Mexicano SAB de CV, ADR	46,233	4,189,172

Genomma Lab Internacional SA de CV, Class B(b)(c)	2,149,300	4,300,570

Grupo Financiero Santander Mexico SAB de CV, ADR(b)	83,582	1,142,566

Wal-Mart de Mexico SAB de CV, Class V	760,700	2,238,413

Total		23,355,500

Netherlands 0.8%
X5 Retail Group NV, GDR(a)(b)	155,870	2,953,736

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2012

Columbia Emerging Markets Opportunity Fund

Portfolio of Investments (continued)

October 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)
Panama 1.0%
Copa Holdings SA, Class A	43,455	4,033,493

Peru 1.6%
Credicorp Ltd.	48,447	6,266,135

Philippines 2.0%
Ayala Corp.	405,202	4,349,651

BDO Unibank, Inc.(b)	2,153,963	3,342,241

Total		7,691,892

Russian Federation 6.7%
Magnit OJSC, GDR(a)	163,350	5,798,925

MD Medical Group Investments PLC, GDR(a)(b)	158,954	1,959,903

Mobile Telesystems OJSC, ADR	165,241	2,832,231

NovaTek OAO	172,250	1,868,716

Polymetal International PLC	65,902	1,184,731

Sberbank of Russia	4,290,287	12,570,541

Total		26,215,047

Singapore 2.3%
CapitaLand Ltd.	1,129,000	3,006,695

Keppel Corp., Ltd.	469,000	4,080,522

SembCorp Industries Ltd.	433,000	1,921,680

Total		9,008,897

South Africa 3.2%
Naspers Ltd., Class N	110,487	7,172,961

Shoprite Holdings Ltd.	257,584	5,296,861

Total		12,469,822

South Korea 13.2%
Hyundai Department Store Co., Ltd.	17,764	2,204,116

Hyundai Mobis	23,257	5,910,653

Hyundai Motor Co.	36,051	7,409,155

LG Chem Ltd.	5,165	1,448,884

LG Household & Health Care Ltd.	4,521	2,655,155

NHN Corp.	5,423	1,254,395

Samsung Electronics Co., Ltd.	20,169	24,203,558

Samsung Engineering Co., Ltd.	10,884	1,420,721

Samsung Heavy Industries Co., Ltd.	80,720	2,463,459

SK Telecom Co., Ltd., ADR	158,498	2,477,324

Total		51,447,420

Common Stocks (continued)
Issuer	Shares	Value ($)
Taiwan 8.1%
Advanced Semiconductor Engineering, Inc.	392,509	296,199

Chinatrust Financial Holding Co., Ltd.	4,895,320	2,694,614

Delta Electronics, Inc.	947,000	3,230,310

Far EasTone Telecommunications Co., Ltd.	2,537,000	5,856,289

Hon Hai Precision Industry Co., Ltd.	1,726,906	5,236,044

President Chain Store Corp.	441,000	2,179,492

Taiwan Semiconductor Manufacturing Co., Ltd.	2,706,858	8,247,958

Taiwan Semiconductor Manufacturing Co., Ltd., ADR	259,785	4,130,582

Total		31,871,488

Thailand 5.1%
Bangkok Bank PCL, NVDR	653,575	3,757,996

CP ALL PCL, Foreign Registered Shares	2,656,900	3,435,357

PTT PCL, Foreign Registered Shares	383,100	3,960,863

Siam Commercial Bank PCL, Foreign Registered Shares	856,200	4,476,034

Total Access Communication PCL, Foreign Registered Shares	577,417	1,629,596

Total Access Communication PCL, NVDR	898,383	2,535,432

Total		19,795,278

Turkey 3.1%
Enka Insaat ve Sanayi AS,	766,419	2,035,233

Migros Ticaret AS(b)	316,987	3,368,816

Turkiye Garanti Bankasi AS	1,388,996	6,633,085

Total		12,037,134

Total Common Stocks
(Cost: $313,534,216)		368,160,391

Preferred Stocks 3.7%
Brazil 2.5%
Alpargatas SA, 1.570%	449,460	3,403,508

Companhia de Bebidas das Americas, 2.760%	27,667	1,130,627

Petroleo Brasileiro SA, 3.420%	513,300	5,256,710

Total		9,790,845

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	9

Columbia Emerging Markets Opportunity Fund

Portfolio of Investments (continued)

October 31, 2012

Preferred Stocks (continued)
Issuer	Shares	Value ($)
Russian Federation 1.2%
Surgutneftegas OAO, 10.490%	7,535,090	4,661,041

Total Preferred Stocks
(Cost: $15,628,406)		14,451,886

Money Market Funds 1.9%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.149%(d)(e)	7,471,015	7,471,015

Total Money Market Funds
(Cost: $7,471,015)		7,471,015

Investments of Cash Collateral Received for Securities on Loan 0.8%
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)
Repurchase Agreements 0.8%
Natixis Financial Products, Inc. dated 10/31/12, matures 11/01/12, repurchase price $2,000,021(f)
	0.380%	2,000,000	2,000,000

UBS Securities LLC dated 10/31/12, matures 11/01/12,
repurchase price $1,259,901(f)
	0.300%	1,259,891	1,259,891

Total			3,259,891

Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $3,259,891)			3,259,891

Total Investments
(Cost: $339,893,528)			393,343,183

Other Assets & Liabilities, Net			(2,302,194)

Net Assets			391,040,989

Notes to Portfolio of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2012, the value of these securities amounted to $11,143,353 or 2.85% of net assets.

(b)	Non-income producing.

(c)	At October 31, 2012, security was partially or fully on loan.

(d)	The rate shown is the seven-day current annualized yield at October 31, 2012.

(e)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended October 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds from Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	6,910,442	209,146,030	(208,585,457)	7,471,015	7,858	7,471,015

(f)	The following table represents securities received as collateral for repurchase agreements. This collateral is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the proper level of collateral.

Security Description	Value ($)
Natixis Financial Products, Inc. (0.380%)
Fannie Mae Pool	323,463

Fannie Mae REMICS	345,402

Fannie Mae-Aces	5,742

Freddie Mac Gold Pool	2,279

Freddie Mac Non Gold Pool	71,151

Freddie Mac REMICS	177,198

Ginnie Mae I Pool	54,652

Ginnie Mae II Pool	174,917

Government National Mortgage Association	885,217

Total market value of collateral securities	2,040,021

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2012

Columbia Emerging Markets Opportunity Fund

Portfolio of Investments (continued)

October 31, 2012

Security Description	Value ($)
UBS Securities LLC (0.300%)
Fannie Mae REMICS	672,714

Freddie Mac REMICS	612,375

Total market value of collateral securities	1,285,089

Abbreviation Legend

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

NVDR	Non-votingDepository Receipt

REMIC(S)	RealEstate Mortgage Investment Conduit(s)

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	11

Columbia Emerging Markets Opportunity Fund

Portfolio of Investments (continued)

October 31, 2012

Fair Value Measurements (continued)

Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at October 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	5,224,137	43,419,087	—	48,643,224

Consumer Staples	15,977,531	37,902,652	—	53,880,183

Energy	5,383,543	22,706,734	—	28,090,277

Financials	23,870,227	54,343,387	—	78,213,614

Health Care	4,300,570	5,576,094	—	9,876,664

Industrials	11,967,417	22,838,608	—	34,806,025

Information Technology	8,641,122	53,697,182	—	62,338,304

Materials	3,380,058	12,006,801	—	15,386,859

Telecommunication Services	5,902,615	27,542,603	—	33,445,218

Utilities	—	3,480,023	—	3,480,023

Preferred Stocks

Consumer Discretionary	3,403,508	—	—	3,403,508

Consumer Staples	1,130,627	—	—	1,130,627

Energy	5,256,710	4,661,041	—	9,917,751

Total Equity Securities	94,438,065	288,174,212	—	382,612,277

Other

Money Market Funds	7,471,015	—	—	7,471,015

Investments of Cash Collateral Received for Securities on Loan	—	3,259,891	—	3,259,891

Total Other	7,471,015	3,259,891	—	10,730,906

Total	101,909,080	291,434,103	—	393,343,183

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2012

Columbia Emerging Markets Opportunity Fund

Statement of Assets and Liabilities

October 31, 2012

Assets

Investments, at value*

Unaffiliated issuers (identified cost $329,162,622)	$382,612,277

Affiliated issuers (identified cost $7,471,015)	7,471,015

Investment of cash collateral received for securities on loan

Repurchase agreements (identified cost $3,259,891)	3,259,891

Total investments (identified cost $339,893,528)	393,343,183

Cash	1,081

Foreign currency (identified cost $2,676,516)	2,693,261

Receivable for:

Capital shares sold	264,867

Dividends	114,921

Interest	2,062

Reclaims	29,573

Prepaid expenses	4,151

Total assets	396,453,099

Liabilities

Due upon return of securities on loan	3,259,891

Payable for:

Investments purchased	692,617

Capital shares purchased	1,065,539

Investment management fees	58,328

Distribution fees	17,291

Transfer agent fees	66,715

Administration fees	4,270

Plan administration fees	20

Compensation of board members	25,979

Other expenses	221,460

Total liabilities	5,412,110

Net assets applicable to outstanding capital stock	$391,040,989

Represented by

Paid-in capital	$372,688,559

Undistributed net investment income	664,376

Accumulated net realized loss	(35,778,526)

Unrealized appreciation (depreciation) on:

Investments	53,449,655

Foreign currency translations	16,925

Total — representing net assets applicable to outstanding capital stock	$391,040,989

* Value of securities on loan	$3,107,307

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	13

Columbia Emerging Markets Opportunity Fund

Statement of Assets and Liabilities (continued)

October 31, 2012

Class A

Net assets	$345,313,773

Shares outstanding	43,161,588

Net asset value per share	$8.00

Maximum offering price per share(a)	$8.49

Class B

Net assets	$13,689,529

Shares outstanding	1,975,249

Net asset value per share	$6.93

Class C

Net assets	$23,279,797

Shares outstanding	3,376,062

Net asset value per share	$6.90

Class I

Net assets	$13,101

Shares outstanding	1,558

Net asset value per share	$8.41

Class K(b)

Net assets	$583,192

Shares outstanding	69,552

Net asset value per share(c)	$8.39

Class R

Net assets	$6,820,590

Shares outstanding	859,057

Net asset value per share	$7.94

Class R5

Net assets	$99,067

Shares outstanding	11,759

Net asset value per share	$8.42

Class W

Net assets	$20,125

Shares outstanding	2,527

Net asset value per share	$7.96

Class Z

Net assets	$1,221,815

Shares outstanding	146,026

Net asset value per share	$8.37

(a)	The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.
(b)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.
(c)	Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2012

Columbia Emerging Markets Opportunity Fund

Statement of Operations

Year Ended October 31, 2012

Net investment income
Income:
Dividends — unaffiliated issuers	$9,761,830
Dividends — affiliated issuers	7,858
Interest	673
Income from securities lending — net	64,678
Foreign taxes withheld	(1,048,829)

Total income	8,786,210

Expenses:
Investment management fees	4,500,786
Distribution fees
Class A	899,618
Class B	177,500
Class C	243,879
Class R	39,309
Class W	59
Transfer agent fees
Class A	1,029,451
Class B	52,072
Class C	70,364
Class K(a)	300
Class R	22,914
Class R5	272
Class W	65
Class Z	2,944
Administration fees	329,686
Plan administration fees
Class K(a)	1,497
Compensation of board members	13,534
Custodian fees	220,652
Printing and postage fees	123,403
Registration fees	122,682
Professional fees	34,479
Other	72,619

Total expenses	7,958,085
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(48,967)
Expense reductions	(1,730)

Total net expenses	7,907,388

Net investment income	878,822

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(29,153,019)
Foreign currency translations	(207,007)
Increase from payment by affiliate (see Note 7)	329,806

Net realized loss	(29,030,220)
Net change in unrealized appreciation (depreciation) on:
Investments	48,693,703
Foreign currency translations	(99,384)
Forward foreign currency exchange contracts	1,342
Foreign capital gains tax	139,969

Net change in unrealized appreciation (depreciation)	48,735,630

Net realized and unrealized gain	19,705,410

Net increase in net assets resulting from operations	$20,584,232

(a)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	15

Columbia Emerging Markets Opportunity Fund

Statement of Changes in Net Assets

	Year Ended October 31, 2012	Year Ended October 31, 2011
Operations

Net investment income	$878,822	$1,811,762

Net realized gain (loss)	(29,030,220)	36,135,034

Net change in unrealized appreciation (depreciation)	48,735,630	(114,134,618)

Net increase (decrease) in net assets resulting from operations	20,584,232	(76,187,822)

Distributions to shareholders:

Net investment income

Class A	—	(5,232,400)

Class B	—	(129,969)

Class C	—	(204,839)

Class I	—	(1,187,025)

Class K(a)	—	(15,517)

Class R	—	(124,581)

Class R5	—	(9,648)

Class W	—	(36)

Class Z	—	(373)

Net realized gains

Class A	(29,003,625)	(6,285,005)

Class B	(1,752,283)	(519,528)

Class C	(2,365,984)	(535,291)

Class I	(982)	(989,436)

Class K(a)	(45,547)	(16,172)

Class R	(767,669)	(190,513)

Class R5	(45,363)	(8,371)

Class W	(171)	(32)

Class Z	(71,297)	(316)

Total distributions to shareholders	(34,052,921)	(15,449,052)

Increase (decrease) in net assets from capital stock activity	(55,081,612)	(149,713,034)

Proceeds from regulatory settlements (Note 6)	12,908	—

Total decrease in net assets	(68,537,393)	(241,349,908)

Net assets at beginning of year	459,578,382	700,928,290

Net assets at end of year	$391,040,989	$459,578,382

Undistributed (excess of distributions over) net investment income	$664,376	$(20,155)

(a)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2012

Columbia Emerging Markets Opportunity Fund

Statement of Changes in Net Assets (continued)

	Year Ended October 31, 2012		Year Ended October 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(a)	14,643,309	118,265,785	6,888,977	66,082,356

Distributions reinvested	3,902,840	27,515,025	1,146,557	10,915,221

Redemptions	(23,635,691)	(187,801,736)	(13,437,427)	(125,504,490)

Net decrease	(5,089,542)	(42,020,926)	(5,401,893)	(48,506,913)

Class B shares

Subscriptions	114,294	777,849	319,885	2,738,539

Distributions reinvested	276,204	1,695,893	74,591	631,036

Redemptions(a)	(1,291,174)	(8,441,694)	(1,838,207)	(15,596,940)

Net decrease	(900,676)	(5,967,952)	(1,443,731)	(12,227,365)

Class C shares

Subscriptions	675,509	4,473,873	861,785	7,189,413

Distributions reinvested	258,638	1,580,279	57,204	481,660

Redemptions	(1,407,797)	(9,444,168)	(1,570,450)	(12,861,777)

Net decrease	(473,650)	(3,390,016)	(651,461)	(5,190,704)

Class I shares

Subscriptions	—	—	135,792	1,378,107

Distributions reinvested	—	—	220,471	2,176,053

Redemptions	—	—	(8,661,081)	(85,525,974)

Net decrease	—	—	(8,304,818)	(81,971,814)

Class K shares(b)

Subscriptions	5,474	45,271	4,826	44,838

Distributions reinvested	6,180	45,547	3,161	31,300

Redemptions	(15,102)	(122,452)	(73,175)	(659,816)

Net decrease	(3,448)	(31,634)	(65,188)	(583,678)

Class R shares

Subscriptions	421,808	3,146,937	644,424	6,108,623

Distributions reinvested	17,559	123,088	6,431	61,030

Redemptions	(878,253)	(6,683,030)	(914,311)	(8,666,950)

Net decrease	(438,886)	(3,413,005)	(263,456)	(2,497,297)

Class R5 shares

Subscriptions	2,089	16,863	3,757	38,462

Distributions reinvested	6,093	45,026	992	9,824

Redemptions	(68,658)	(554,670)	(121)	(1,126)

Net increase (decrease)	(60,476)	(492,781)	4,628	47,160

Class W shares

Subscriptions	4,348	35,000	—	—

Redemptions	(2,092)	(15,999)	—	—

Net increase	2,256	19,001	—	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	17

Columbia Emerging Markets Opportunity Fund

Statement of Changes in Net Assets (continued)

	Year Ended October 31, 2012		Year Ended October 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Class Z shares

Subscriptions	89,441	714,458	145,020	1,486,962

Distributions reinvested	6,711	49,395	63	621

Redemptions	(67,395)	(548,152)	(29,928)	(270,006)

Net increase	28,757	215,701	115,155	1,217,577

Total net decrease	(6,935,665)	(55,081,612)	(16,010,764)	(149,713,034)

(a)	Includes conversions of Class B shares to Class A shares, if any. The line items from the prior year have been combined to conform to the current year presentation.

(b)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2012

Columbia Emerging Markets Opportunity Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended October 31,
Class A	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$8.24		$9.75		$7.74		$4.96		$14.99

Income from investment operations:

Net investment income	0.02		0.04		0.03		0.02		0.08

Net realized and unrealized gain (loss)	0.36		(1.33)		2.03		2.75		(7.24)

Increase from payments by affiliate	0.01		—		—		—		—

Total from investment operations	0.39		(1.29)		2.06		2.77		(7.16)

Less distributions to shareholders:

Net investment income	—		(0.10)		(0.05)		—		(0.18)

Net realized gains	(0.63)		(0.12)		—		—		(2.69)

Total distributions to shareholders	(0.63)		(0.22)		(0.05)		—		(2.87)

Proceeds from regulatory settlements	0.00	(a)	—		0.00	(a)	0.01		—

Net asset value, end of period	$8.00		$8.24		$9.75		$7.74		$4.96

Total return	5.77	%(b)(c)	(13.55%)		26.70	%(d)	56.05	%(e)	(57.79%)

Ratios to average net assets(f)

Expenses prior to fees waived or expenses reimbursed	1.85%		1.79%		1.85%		1.90%		1.87%

Net expenses after fees waived or expenses reimbursed(g)	1.84	%(h)	1.79	%(h)	1.85%		1.90%		1.87%

Net investment income	0.30	%(h)	0.38	%(h)	0.34%		0.38%		0.78%

Supplemental data

Net assets, end of period (in thousands)	$345,314		$397,803		$523,288		$416,297		$250,088

Portfolio turnover	117%		84%		96%		149%		133%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.08%.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by less than 0.01%.

(d)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.03%.

(e)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.12%.

(f)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	19

Columbia Emerging Markets Opportunity Fund

Financial Highlights (continued)

	Year Ended October 31,
Class B	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$7.28		$8.64		$6.87		$4.43		$13.73

Income from investment operations:

Net investment income (loss)	(0.03)		(0.04)		(0.03)		(0.02)		0.00 (a)

Net realized and unrealized gain (loss)	0.30		(1.17)		1.80		2.45		(6.53)

Increase from payments by affiliate	0.01		—		—		—		—

Total from investment operations	0.28		(1.21)		1.77		2.43		(6.53)

Less distributions to shareholders:

Net investment income	—		(0.03)		(0.00	)(a)	—		(0.08)

Net realized gains	(0.63)		(0.12)		—		—		(2.69)

Total distributions to shareholders	(0.63)		(0.15)		(0.00	)(a)	—		(2.77)

Proceeds from regulatory settlements	0.00	(a)	—		0.00	(a)	0.01		—

Net asset value, end of period	$6.93		$7.28		$8.64		$6.87		$4.43

Total return	4.96	%(b)(c)	(14.26%)		25.82	%(d)	55.08	%(e)	(58.08%)

Ratios to average net assets(f)

Expenses prior to fees waived or expenses reimbursed	2.61%		2.54%		2.60%		2.68%		2.62%

Net expenses after fees waived or expenses reimbursed(g)	2.59	%(h)	2.54	%(h)	2.60%		2.68%		2.62%

Net investment income (loss)	(0.48	%)(h)	(0.43	%)(h)	(0.42%)		(0.36%)		0.02%

Supplemental data

Net assets, end of period (in thousands)	$13,690		$20,944		$37,312		$38,489		$28,179

Portfolio turnover	117%		84%		96%		149%		133%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.08%.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by less than 0.01%.

(d)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.04%.

(e)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.12%.

(f)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2012

Columbia Emerging Markets Opportunity Fund

Financial Highlights (continued)

	Year Ended October 31,
Class C	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$7.25		$8.61		$6.89		$4.44		$13.78

Income from investment operations:

Net investment income (loss)	(0.03)		(0.03)		(0.03)		(0.04)		0.00 (a)

Net realized and unrealized gain (loss)	0.30		(1.17)		1.79		2.48		(6.54)

Increase from payments by affiliate	0.01		—		—		—		—

Total from investment operations	0.28		(1.20)		1.76		2.44		(6.54)

Less distributions to shareholders:

Net investment income	—		(0.04)		(0.04)		—		(0.11)

Net realized gains	(0.63)		(0.12)		—		—		(2.69)

Total distributions to shareholders	(0.63)		(0.16)		(0.04)		—		(2.80)

Proceeds from regulatory settlements	0.00	(a)	—		0.00	(a)	0.01		—

Net asset value, end of period	$6.90		$7.25		$8.61		$6.89		$4.44

Total return	4.99	%(b)(c)	(14.15%)		25.67	%(d)	55.18	%(e)	(58.15%)

Ratios to average net assets(f)

Expenses prior to fees waived or expenses reimbursed	2.61%		2.54%		2.60%		2.60%		2.63%

Net expenses after fees waived or expenses reimbursed(g)	2.59	%(h)	2.54	%(h)	2.60%		2.60%		2.63%

Net investment income (loss)	(0.47	%)(h)	(0.39	%)(h)	(0.43%)		(0.65%)		0.03%

Supplemental data

Net assets, end of period (in thousands)	$23,280		$27,910		$38,770		$32,757		$3,163

Portfolio turnover	117%		84%		96%		149%		133%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.08%.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by less than 0.01%.

(d)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.04%.

(e)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.12%.

(f)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	21

Columbia Emerging Markets Opportunity Fund

Financial Highlights (continued)

	Year Ended October 31,
Class I	2012		2011	2010		2009		2008
Per share data
Net asset value, beginning of period	$8.59		$10.15	$8.04		$5.12		$15.38

Income from investment operations:

Net investment income	0.07		0.04	0.07		0.06		0.11

Net realized and unrealized gain (loss)	0.37		(1.34)	2.12		2.85		(7.45)

Increase from payments by affiliate	0.01		—	—		—		—

Total from investment operations	0.45		(1.30)	2.19		2.91		(7.34)

Less distributions to shareholders:

Net investment income	—		(0.14)	(0.08)		—		(0.23)

Net realized gains	(0.63)		(0.12)	—		—		(2.69)

Total distributions to shareholders	(0.63)		(0.26)	(0.08)		—		(2.92)

Proceeds from regulatory settlements	0.00	(a)	—	0.00	(a)	0.01		—

Net asset value, end of period	$8.41		$8.59	$10.15		$8.04		$5.12

Total return	6.27	%(b)(c)	(13.12%)	27.45	%(d)	57.03	%(e)	(57.63%)

Ratios to average net assets(f)

Expenses prior to fees waived or expenses reimbursed	1.32%		1.27%	1.35%		1.26%		1.42%

Net expenses after fees waived or expenses reimbursed(g)	1.32%		1.27%	1.35%		1.26%		1.42%

Net investment income	0.84%		0.41%	0.84%		0.77%		0.97%

Supplemental data

Net assets, end of period (in thousands)	$13		$13	$84,279		$68,978		$8

Portfolio turnover	117%		84%	96%		149%		133%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.08%.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by less than 0.01%.

(d)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.03%.

(e)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.12%.

(f)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2012

Columbia Emerging Markets Opportunity Fund

Financial Highlights (continued)

	Year Ended October 31,
Class K(a)	2012		2011	2010		2009		2008
Per share data
Net asset value, beginning of period	$8.59		$10.15	$8.05		$5.14		$15.32

Income from investment operations:

Net investment income	0.04		0.05	0.05		0.04		0.11

Net realized and unrealized gain (loss)	0.38		(1.38)	2.11		2.86		(7.45)

Increase from payments by affiliate	0.01		—	—		—		—

Total from investment operations	0.43		(1.33)	2.16		2.90		(7.34)

Less distributions to shareholders:

Net investment income	—		(0.11)	(0.06)		—		(0.15)

Net realized gains	(0.63)		(0.12)	—		—		(2.69)

Total distributions to shareholders	(0.63)		(0.23)	(0.06)		—		(2.84)

Proceeds from regulatory settlements	0.00	(b)	—	0.00	(b)	0.01		—

Net asset value, end of period	$8.39		$8.59	$10.15		$8.05		$5.14

Total return	6.02	%(c)(d)	(13.37%)	26.99	%(e)	56.62	%(f)	(57.58%)

Ratios to average net assets(g)

Expenses prior to fees waived or expenses reimbursed	1.62%		1.59%	1.65%		1.62%		1.73%

Net expenses after fees waived or expenses reimbursed(h)	1.62%		1.59%	1.65%		1.56%		1.47%

Net investment income	0.53%		0.49%	0.51%		0.72%		1.12%

Supplemental data

Net assets, end of period (in thousands)	$583		$627	$1,402		$1,187		$782

Portfolio turnover	117%		84%	96%		149%		133%

Notes to Financial Highlights

(a)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

(b)	Rounds to less than $0.01.

(c)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.08%.

(d)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by less than 0.01%.

(e)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.03%.

(f)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.12%.

(g)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(h)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	23

Columbia Emerging Markets Opportunity Fund

Financial Highlights (continued)

	Year Ended October 31,
Class R	2012		2011		2010		2009(a)
Per share data
Net asset value, beginning of period	$8.21		$9.71		$7.74		$7.42

Income from investment operations:

Net investment income (loss)	(0.00	)(b)	0.01		0.00	(b)	(0.01)

Net realized and unrealized gain (loss)	0.35		(1.31)		2.03		0.33

Increase from payments by affiliate	0.01		—		—		—

Total from investment operations	0.36		(1.30)		2.03		0.32

Less distributions to shareholders:

Net investment income	—		(0.08)		(0.06)		—

Net realized gains	(0.63)		(0.12)		—		—

Total distributions to shareholders	(0.63)		(0.20)		(0.06)		—

Proceeds from regulatory settlements	0.00	(b)	—		0.00	(b)	—

Net asset value, end of period	$7.94		$8.21		$9.71		$7.74

Total return	5.41	%(c)(d)	(13.69%)		26.36	%(e)	4.31%

Ratios to average net assets(f)

Expenses prior to fees waived or expenses reimbursed	2.11%		2.04%		2.13%		2.06	%(g)

Net expenses after fees waived or expenses reimbursed(h)	2.09	%(i)	2.04	%(i)	2.13%		2.06	%(g)

Net investment income (loss)	(0.02	%)(i)	0.11	%(i)	0.04%		(0.36	%)(g)

Supplemental data

Net assets, end of period (in thousands)	$6,821		$10,652		$15,165		$12,236

Portfolio turnover	117%		84%		96%		149%

Notes to Financial Highlights

(a)	For the period from August 3, 2009 (commencement of operations) to October 31, 2009.

(b)	Rounds to less than $0.01.

(c)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.08%.

(d)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by less than 0.01%.

(e)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.03%.

(f)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(g)	Annualized.

(h)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(i)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2012

Columbia Emerging Markets Opportunity Fund

Financial Highlights (continued)

	Year Ended October 31,
Class R5	2012		2011	2010		2009		2008(a)
Per share data
Net asset value, beginning of period	$8.61		$10.17	$8.06		$5.13		$9.32

Income from investment operations:

Net investment income	0.06		0.08	0.07		0.05		0.03

Net realized and unrealized gain (loss)	0.37		(1.38)	2.12		2.87		(4.22)

Increase from payments by affiliate	0.01		—	—		—		—

Total from investment operations	0.44		(1.30)	2.19		2.92		(4.19)

Less distributions to shareholders:

Net investment income	—		(0.14)	(0.08)		—		—

Net realized gains	(0.63)		(0.12)	—		—		—

Total distributions to shareholders	(0.63)		(0.26)	(0.08)		—		—

Proceeds from regulatory settlements	0.00	(b)	—	0.00	(b)	0.01		—

Net asset value, end of period	$8.42		$8.61	$10.17		$8.06		$5.13

Total return	6.13	%(c)(d)	(13.14%)	27.36	%(e)	57.12	%(f)	(44.96%)

Ratios to average net assets(g)

Expenses prior to fees waived or expenses reimbursed	1.36%		1.35%	1.41%		1.31%		1.47	%(h)

Net expenses after fees waived or expenses reimbursed(i)	1.36%		1.35%	1.41%		1.31%		1.47	%(h)

Net investment income	0.80%		0.86%	0.78%		0.68%		1.57	%(h)

Supplemental data

Net assets, end of period (in thousands)	$99		$622	$687		$538		$3

Portfolio turnover	117%		84%	96%		149%		133%

Notes to Financial Highlights

(a)	For the period from August 1, 2008 (commencement of operations) to October 31, 2008.

(b)	Rounds to less than $0.01.

(c)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.08%.

(d)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by less than 0.01%.

(e)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.03%.

(f)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.12%.

(g)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(h)	Annualized.

(i)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	25

Columbia Emerging Markets Opportunity Fund

Financial Highlights (continued)

	Year Ended October 31,
Class W	2012		2011		2010(a)
Per share data
Net asset value, beginning of period	$8.21		$9.75		$9.23

Income from investment operations:

Net investment income (loss)	0.06		0.03		(0.01)

Net realized and unrealized gain (loss)	0.31		(1.32)		0.53

Increase from payments by affiliate	0.01		—		—

Total from investment operations	0.38		(1.29)		0.52

Less distributions to shareholders:

Net investment income	—		(0.13)		—

Net realized gains	(0.63)		(0.12)		—

Total distributions to shareholders	(0.63)		(0.25)		—

Proceeds from regulatory settlements	0.00	(b)	—		—

Net asset value, end of period	$7.96		$8.21		$9.75

Total return	5.66	%(c)(d)	(13.56%)		5.63%

Ratios to average net assets(e)

Expenses prior to fees waived or expenses reimbursed	1.83%		1.82%		1.89	%(f)

Net expenses after fees waived or expenses reimbursed(g)	1.83	%(h)	1.82	%(h)	1.89	%(f)

Net investment income (loss)	0.73	%(h)	0.37	%(h)	(0.71	%)(f)

Supplemental data

Net assets, end of period (in thousands)	$20		$2		$3

Portfolio turnover	117%		84%		96%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to October 31, 2010.

(b)	Rounds to less than $0.01.

(c)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.08%.

(d)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by less than 0.01%.

(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.

(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2012

Columbia Emerging Markets Opportunity Fund

Financial Highlights (continued)

	Year Ended October 31,
Class Z	2012		2011		2010(a)
Per share data
Net asset value, beginning of period	$8.57		$10.14		$9.60

Income from investment operations:

Net investment income	0.05		0.13		0.00	(b)

Net realized and unrealized gain (loss)	0.37		(1.44)		0.54

Increase from payments by affiliate	0.01		—		—

Total from investment operations	0.43		(1.31)		0.54

Less distributions to shareholders:

Net investment income	—		(0.14)		—

Net realized gains	(0.63)		(0.12)		—

Total distributions to shareholders	(0.63)		(0.26)		—

Proceeds from regulatory settlements	0.00	(b)	—		—

Net asset value, end of period	$8.37		$8.57		$10.14

Total return	6.03	%(c)(d)	(13.25%)		5.63%

Ratios to average net assets(e)

Expenses prior to fees waived or expenses reimbursed	1.59%		1.59%		1.56	%(f)

Net expenses after fees waived or expenses reimbursed(g)	1.59	%(h)	1.59	%(h)	1.56	%(f)

Net investment income (loss)	0.60	%(h)	1.36	%(h)	(0.46	%)(f)

Supplemental data

Net assets, end of period (in thousands)	$1,222		$1,005		$21

Portfolio turnover	117%		84%		96%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to October 31, 2010.

(b)	Rounds to less than $0.01.

(c)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.08%.

(d)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by less than 0.01%.

(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.

(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	27

Columbia Emerging Markets Opportunity Fund

Notes to Financial Statements

October 31, 2012

Note 1. Organization

Columbia Emerging Markets Opportunity Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R5, Class W and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class K shares (formerly Class R4 shares) are not subject to sales charges; however, this share class is closed to new investors. Effective October 25, 2012, Class R4 shares were renamed Class K shares.

Class R shares are not subject to sales charges. Effective November 8, 2012, Class R5 shares are only available to investors purchasing through authorized investment professionals. Prior to November 8, 2012, Class R5 shares were closed to new investors.

Class R5 shares are not subject to sales charges; however, this share class is closed to new investors.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges, and are only available to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior

28	Annual Report 2012

Columbia Emerging Markets Opportunity Fund

Notes to Financial Statements (continued)

October 31, 2012

to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the

Annual Report 2012	29

Columbia Emerging Markets Opportunity Fund

Notes to Financial Statements (continued)

October 31, 2012

Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadviser (see Subadvisory Agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 1.10% to 0.90% as the Fund’s net assets increase. The effective investment management fee rate for the year ended October 31, 2012 was 1.09% of the Fund’s average daily net assets.

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and wholly-owned subsidiary of Ameriprise Financial, the subadviser of the Fund. The Investment Manager compensates Threadneedle to manage the investments of the Fund’s assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration

30	Annual Report 2012

Columbia Emerging Markets Opportunity Fund

Notes to Financial Statements (continued)

October 31, 2012

and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The effective administration fee rate for the year ended October 31, 2012 was 0.08% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended October 31, 2012, other expenses paid to this company were $2,759.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

For the year ended October 31, 2012, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.29%
Class B	0.29
Class C	0.29
Class K	0.05
Class R	0.29
Class R5	0.05
Class W	0.27
Class Z	0.27

The Fund and certain other associated investment companies, have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At October 31, 2012, the Fund’s total potential future obligation over the life of the Guaranty is $87,393. The liability remaining at October 31, 2012 for non-recurring charges associated with the lease amounted to $45,615 and is recorded as a part of payable for other expenses in the Statement of Assets and Liabilities.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2012, these minimum account balance fees reduced total expenses by $1,730.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of

Annual Report 2012	31

Columbia Emerging Markets Opportunity Fund

Notes to Financial Statements (continued)

October 31, 2012

Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $651,000 and $1,362,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of June 30, 2012, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $309,463 for Class A, $8,743 for Class B and $1,370 for Class C shares for the year ended October 31, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective January 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through February 28, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.85%
Class B	2.60
Class C	2.60
Class I	1.42
Class K	1.72
Class R	2.10
Class R5	1.47
Class W	1.85
Class Z	1.60

Prior to January 1, 2012, the Investment Manager and certain of its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.85%
Class B	2.60
Class C	2.60
Class I	1.41
Class K	1.71
Class R	2.10
Class R5	1.46
Class W	1.85
Class Z	1.60

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At October 31, 2012, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sales losses, Trustees’ deferred compensation, distribution reclassifications, foreign currency transactions and proceeds from regulatory settlements. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(194,291)
Accumulated net realized loss	(4,491,778)
Paid-in capital	4,686,069

32	Annual Report 2012

Columbia Emerging Markets Opportunity Fund

Notes to Financial Statements (continued)

October 31, 2012

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended October 31,	2012	2011
Ordinary income	$192	$6,562,302
Long-term capital gains	34,052,729	8,886,750
Total	34,052,921	15,449,052

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At October 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$689,409
Accumulated realized loss	(32,846,119)
Unrealized appreciation	50,534,173

At October 31, 2012, the cost of investments for federal income tax purposes was $342,825,935 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$56,009,807
Unrealized depreciation	5,492,559
Net unrealized appreciation	50,517,248

The following capital loss carryforward, determined at October 31, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
Unlimited short-term	18,236,033
Unlimited long-term	14,610,086
Total	32,846,119

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $474,755,219 and $562,586,745, respectively, for the year ended October 31, 2012.

Note 6. Regulatory Settlements

During the year ended October 31, 2012, the Fund received $12,908 as a result of a regulatory settlement proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds. This amount represented the Fund’s portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The payments have been included in “Proceeds from regulatory settlements” in the Statement of Changes in Net Assets.

Note 7. Payments by Affiliates

During the year ended October 31, 2012, the Investment Manager reimbursed the Fund $329,806 for a loss on a trading error.

Note 8. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or securities that either are issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to

Annual Report 2012	33

Columbia Emerging Markets Opportunity Fund

Notes to Financial Statements (continued)

October 31, 2012

termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended October 31, 2012 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

At October 31, 2012, securities valued at $3,107,307 were on loan, secured by cash collateral of $3,259,891 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

In September 2012, the Board voted to cease securities lending by or on December 31, 2012.

Note 9. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends — affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 10. Shareholder Concentration

At October 31, 2012, one unaffiliated shareholder account owned 21.1% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 11. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

The Fund had no borrowings during the year ended October 31, 2012.

Note 12. Significant Risks

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Note 13. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.

In September 2012, the Board approved a proposal to merge the Fund into Columbia Emerging Markets Fund, a series of Columbia Funds Series Trust I. Shareholders of the Fund will vote on the proposed merger at a special meeting of shareholders to be held during the first half of 2013.

34	Annual Report 2012

Columbia Emerging Markets Opportunity Fund

Notes to Financial Statements (continued)

October 31, 2012

Note 14. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012	35

Columbia Emerging Markets Opportunity Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust II and the Shareholders of

Columbia Emerging Markets Opportunity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Emerging Markets Opportunity Fund (the “Fund”) (a series of Columbia Funds Series Trust II) at October 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2012 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion. The statements of changes in net assets and the financial highlights of the Fund for the periods ended October 31, 2011 and prior were audited by another independent registered public accounting firm whose report dated December 22, 2011 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

December 21, 2012

36	Annual Report 2012

Columbia Emerging Markets Opportunity Fund

Supplemental Information

(Unaudited)

Change in Independent Registered Public Accounting Firm

At a meeting held on June 14, 2012, the Board, upon recommendation of the Audit Committee, approved the replacement of Ernst & Young LLP (Ernst & Young) as the independent registered public accounting firm for the Fund and certain other funds in the Columbia Family of Funds (collectively, the Funds) and appointed PricewaterhouseCoopers LLP (PwC). PwC’s engagement was effective at the completion of Ernst & Young’s audits of the financial statements of the Funds with fiscal years ended July 31, 2012. The Fund did not consult with PwC during the fiscal years ended October 31, 2011 and 2010 and through the June meeting.

Ernst & Young’s reports on the financial statements of the Fund as of and for the fiscal years ended October 31, 2011 and 2010 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods and through the June meeting, there were no: (1) disagreements between the Fund and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Ernst & Young’s satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports, or (2) reportable events.

Annual Report 2012	37

Columbia Emerging Markets Opportunity Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for distributions paid in the fiscal year ended October 31, 2012. Shareholders will be notified in early 2013 of amounts for use in preparing 2012 income tax returns.

Tax Designations:

Qualified Dividend Income	100.00%
Dividends Received Deduction	3.25%
Capital Gain Dividend	$34,052,729
U.S. Government Income, may be exempt from state taxation	0.00%
Foreign Taxes Paid	$1,045,206
Foreign Source Income	$8,881,986

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income dividends paid during the fiscal year that represents qualified dividend income subject to reduced tax rates under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Dividend Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividend received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. These taxes, and the corresponding foreign source income, are provided.

38	Annual Report 2012

Columbia Emerging Markets Opportunity Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, were members of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC and began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	152	None
Edward J. Boudreau, Jr. 225 Franklin Street Boston, MA 02110 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	145	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company)	152	None
William P. Carmichael 225 Franklin Street Boston, MA 02110 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	145

Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds

Series Trust (11 funds); former Director, Spectrum

Brands, Inc. (consumer products); former Director,

Simmons Company (bedding)

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	152	None

Annual Report 2012	39

Columbia Emerging Markets Opportunity Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William A. Hawkins 225 Franklin Street Boston, MA 02110 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	145	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 225 Franklin Street Boston, MA 02110 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	145	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	152	Director, Valmont Industries, Inc. (manufactures irrigation systems) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	152	None
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	152

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services) since November 2007

Minor M. Shaw 225 Franklin Street Boston, MA 02110 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments)	145	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	152	Director, Healthways, Inc. (health management programs) since 2005; Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)

40	Annual Report 2012

Columbia Emerging Markets Opportunity Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 225 Franklin Street Boston, MA 02110 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	145

Director, Renaissance

Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director, Ameriprise Certificate Company since 2006 (previously President and Chief Executive Officer, 2006-August 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.	204	None

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

Annual Report 2012	41

Columbia Emerging Markets Opportunity Fund

Trustees and Officers (continued)

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Officers
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since 1/11 and Chief Financial Officer since 4/11 RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds

Senior Vice President, Chief Legal Officer and Assistant

Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since 3/12	Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010

42	Annual Report 2012

Columbia Emerging Markets Opportunity Fund

Trustees and Officers (continued)

Officers (continued)
Name, Address, Year of Birth	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds

Vice President — Investment Accounting, Columbia

Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998-May 2010

Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/10 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel, November 2008-January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously Managing Director and Associate General Counsel, January 2005-July 2008)
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America, June 2005-April 2010

Annual Report 2012	43

Columbia Emerging Markets Opportunity Fund

[THIS PAGE INTENTIONALLY LEFT BLANK]

44	Annual Report 2012

Columbia Emerging Markets Opportunity Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012	45

Columbia Emerging Markets Opportunity Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6354 AG (12/12)

Annual Report October 31, 2012

Columbia European Equity Fund

Columbia European Equity Fund

President’s Message

Dear Shareholders,

Stocks rebound around the world

After a weak second quarter, U.S. stock market averages rebounded in the third quarter, erasing earlier losses and boosting year-to-date returns well into double digits. Welcome news from Europe and additional quantitative easing in the United States by the Federal Reserve Board helped bolster the rally. The Standard & Poor’s 500 Index (S&P 500 Index) rose 6.35% (total return) for the quarter. The Dow Jones Industrial Average advanced 4.32% for the same period. From the beginning of the calendar year through September 30, 2012, the S&P 500 Index was up 16.44% (total return). And, as of the end of September, the S&P 500 Index stood at 1,440 — approximately 8% below its all-time high of 1,565 that was set on October 9, 2007.

Outside the United States, stock markets of both developed and emerging market economies rebounded, as measured in U.S. dollars. Investors responded favorably to the announcement of policy measures aimed to resolve the eurozone crisis, which could potentially have a favorable impact on growth in emerging market economies. A weaker dollar also benefited returns to U.S. investors.

Solid gains for fixed income

Within fixed income, investors appeared to be increasingly willing to take on risk as they abandoned higher quality sectors that dominated the performance rankings in the second quarter and favored riskier sectors, where yield spreads tightened by a significant margin. Fixed-income returns were strong, but unlike equities, they have been less volatile, accumulating steadily over the course of the year. Gains were the highest for high-yield and emerging market bonds. By contrast, government issued debt securities eked out smaller gains.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation’s largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today’s opportunities and anticipate tomorrow’s. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>	The Columbia Management Perspectives blog, featuring timely posts by our investment teams

>	Detailed up-to-date fund performance and portfolio information

>	Economic analysis and market commentary

>	Quarterly fund commentaries

>	Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. The Dow Jones Industrial Average is a price weighted average of 30 actively traded shares of blue chip US industrial corporations listed on the New York Stock Exchange. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2012

Columbia European Equity Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Columbia European Equity Fund

Performance Overview

Performance Summary

>	Columbia European Equity Fund (the Fund) Class A shares gained 8.88% excluding sales charges for the 12 months ended October 31, 2012.

>	The Fund outperformed its benchmark, the MSCI Europe Index (Net), which gained 6.17% during the same 12-month period.

>	The Fund benefited from its focus on quality growth stocks, particularly companies whose earnings come mainly from overseas rather than European markets.

Average Annual Total Returns (%) (for period ended October 31, 2012)
	Inception	1 Year	5 Years	10 Years
Class A	06/26/00
Excluding sales charges		8.88	-1.86	8.79
Including sales charges		2.69	-3.03	8.15
Class B	06/26/00
Excluding sales charges		7.90	-2.60	7.96
Including sales charges		2.90	-2.99	7.96
Class C	06/26/00
Excluding sales charges		7.98	-2.57	7.97
Including sales charges		6.98	-2.57	7.97
Class I*	07/15/04	9.36	-1.31	9.28
Class K (formerly Class R4)	06/26/00	9.08	-1.56	9.04
Class W*	06/18/12	8.88	-1.86	8.79
Class Z*	09/27/10	9.09	-1.69	8.89
MSCI Europe Index (Net)		6.17	-6.30	7.91

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns since inception if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The MSCI Europe Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2012

Columbia European Equity Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (November 1, 2002 — October 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia European Equity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2012	3

Columbia European Equity Fund

Manager Discussion of Fund Performance

Portfolio Management

Threadneedle International Limited

Daniel Ison, IMC

Morningstar Style Box™

The Morningstar Style Box™ is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2012 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at October 31, 2012)
Nestlé SA, Registered Shares (Switzerland)	4.2
Rio Tinto PLC (United Kingdom)	4.0
Unilever PLC (United Kingdom)	3.1
Allianz SE, Registered Shares (Germany)	3.1
BNP Paribas SA (France)	3.0
Novo Nordisk A/S, Class B (Denmark)	2.9
Diageo PLC (United Kingdom)	2.9
SAP AG (Germany)	2.6
Fresenius Medical Care AG & Co. KGaA (Germany)	2.5
Anheuser-Busch InBev NV (Belgium)	2.4

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

At October 31, 2012, approximately 84% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Adviser, LLC (Columbia). As a result of asset allocation decisions by Columbia, it is possible that Columbia European Equity Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. Columbia seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. Columbia European Equity Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

Columbia European Equity Fund (the Fund) Class A shares gained 8.88% excluding sales charges for the 12 months ended October 31, 2012. The Fund outperformed its benchmark, the MSCI Europe Index (Net), which gained 6.17% during the same 12-month period. The Fund benefited from its focus on quality growth stocks, particularly companies whose earnings come mainly from overseas rather than European markets.

An Uncertain Year for Europe

Europe endured a full year of severe uncertainty, but still managed to deliver strong equity performance for the 12-month period. Prominent questions during the period included whether Greece and Spain would be able to remain within the euro block, what role Germany would accept in bailing out its European neighbors and what policy actions the European Central Bank (ECB) and the International Monetary Fund would take. This big picture uncertainty seemingly did not affect equities and individual companies the way many expected it would. Surprisingly, financial stocks did well and Spain was one of the best performing countries as actions by the ECB and other entities added liquidity and bolstered investor confidence.

Emphasis on Quality Growth and Overseas Earnings Drove Fund Performance

A key advantage for the Fund during this period was our emphasis on quality growth stocks, which performed very well during this period. We have focused primarily on companies that achieve the bulk of their earnings from overseas markets rather than from European domestic markets. Given Europe’s economic weakness, companies with significant international earnings were highly favored by investors.

Overall, the Fund benefited from positive contributions from most sectors. Consumer staples and consumer discretionary were the best performing sectors within the Fund. Positioning in the industrials, materials and telecommunications sectors also added to relative results.

Within the consumer staples sector, the Fund enjoyed very strong performance from Belgium beverage company InBev, which owns Budweiser in the U.S., U.K. spirits company Diageo, Swiss food maker Nestle and U.K. consumer goods company Unilever. All are very large, relatively defensive, high quality international stocks. In the consumer discretionary sector, automobile stocks, including BMW (position eliminated) and Volkswagen, were key contributors. Luxury goods maker Hugo Boss (position eliminated), advertising agency Publicis Groupe and U.K. house builder Persimmon also added to relative return.

The Fund’s positioning in the technology sector had a favorable impact on relative results, spurred by notable contributions from German enterprise software

4	Annual Report 2012

Columbia European Equity Fund

Manager Discussion of Fund Performance (continued)

developer SAP and Spain-based international firm Amadeus IT Holding, which provides information technology services to airlines.

Being underweight in financials was a disadvantage for the Fund. Despite Europe’s fiscal and economic difficulties, financial stocks were a significant contributor to the index’s results for the year. Though the Fund’s financial holdings performed well, relative results were hampered by strong performing stocks that were in the index, but not in the Fund. Similarly, the Fund’s relative results in the health care and energy sectors were negatively affected by better performing stocks that were in the index, but not in the Fund.

Geographically, positioning in the U.K. was the largest detractor from relative results, almost entirely due to stock selection. Individual detractors within the U.K. included financial services firm HSBC (position eliminated), energy company BG Group, industrial firm Weir Group (position eliminated), pharmaceutical firm Shire and telecommunications company Vodafone (position eliminated).

On the positive side, a substantial overweight and strong stock selection in Germany added to relative return. An underweight and stock selection in Spain also had a positive impact.

Focus on Quality Growth Continues

We made no significant changes to overall sector or country positioning during the fiscal year as we maintained our focus on quality growth companies. Compared to its benchmark, the Fund was most overweight in the materials sector, followed by consumer discretionary, information technology and industrials. The Fund was most underweight in utilities, followed by telecommunications, energy and financials. We kept the consumer staples and health care weightings similar to those of the benchmark.

The Fund’s most notable country positions were a substantial underweight in the U.K. and a substantial overweight in Germany. The Fund was also underweight Spain, France, Sweden and Italy, while overweight in the Netherlands, Denmark and Switzerland.

The Fund’s turnover rate for the past fiscal year was 126%.

European Equities Remain Attractively Valued

Surprisingly, Europe has been one of best performing global equity markets. Nevertheless, European equities are still trading at a pretty big discount to other developed markets, particularly the U.S.

Though we expect continued low economic growth within Europe, we see some positive economic signals in North America and Asia and we believe the Fund holds stocks that can benefit from improving economic activity in these areas. We continue to avoid companies that depend on earnings from within Europe, such as those in the utilities and telecommunications sectors.

We believe European equities offer attractive investment opportunities, especially as an alternative to cash and European bonds. The valuation difference between European and other global equities may not be quite as stark as it was a year ago, but we still consider it attractive. We believe the quality of European companies remains very high, but we also think stock selection is absolutely critical in this uncertain environment as return differentials between strong performers and weak performers are likely to be more significant than ever. We continue to seek out high quality companies with healthy balance sheets, substantial cash flows and the

Country Breakdown (%) (at October 31, 2012)
Belgium	2.4
Denmark	2.9
Finland	0.8
France	12.5
Germany	20.4
Italy	2.4
Netherlands	6.1
Norway	1.9
Portugal	1.0
Spain	2.4
Sweden	2.6
Switzerland	15.0
United Kingdom	28.4
United States (a)	1.2
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Includes investments in Money Market Funds.

Annual Report 2012	5

Columbia European Equity Fund

Manager Discussion of Fund Performance (continued)

Summary of Investments in Securities by Industry (%) (at October 31, 2012)
Aerospace & Defense	1.3
Auto Components	2.6
Automobiles	1.7
Beverages	5.3
Capital Markets	2.3
Chemicals	10.0
Commercial Banks	5.3
Commercial Services & Supplies	2.9
Diversified Financial Services	2.1
Diversified Telecommunication Services	2.1
Energy Equipment & Services	3.3
Food Products	7.2
Health Care Equipment & Supplies	2.9
Health Care Providers & Services	2.5
Household Durables	1.7
Household Products	1.1
Insurance	8.3
IT Services	2.4
Machinery	2.9
Media	3.5
Metals & Mining	3.9
Oil, Gas & Consumable Fuels	4.1
Pharmaceuticals	7.2
Professional Services	2.3
Semiconductors & Semiconductor Equipment	1.5
Software	2.6
Specialty Retail	1.0
Textiles, Apparel & Luxury Goods	2.0
Trading Companies & Distributors	3.3
Money Market Funds	1.2
Total	100.5

Percentages indicated are based upon net assets. The Fund’s portfolio composition is subject to change.

ability to deliver strong earnings and good returns to their shareholders. We are convinced these characteristics are key to outperformance in this challenging environment.

6	Annual Report 2012

Columbia European Equity Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

May 1, 2012 – October 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)			Expenses Paid During the Period ($)			Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	1,024.10		1,017.34	7.89		7.86	1.55
Class B	1,000.00	1,000.00	1,019.10		1,013.57	11.67		11.64	2.30
Class C	1,000.00	1,000.00	1,021.10		1,013.62	11.63		11.59	2.29
Class I	1,000.00	1,000.00	1,025.80		1,019.96	5.24		5.23	1.03
Class K (formerly Class R4)	1,000.00	1,000.00	1,024.20		1,018.50	6.72		6.70	1.32
Class W	1,000.00	1,000.00	1,140.10	*	1,017.50	5.95	*	7.71	1.52	*
Class Z	1,000.00	1,000.00	1,025.90		1,018.75	6.47		6.44	1.27

*	For the period June 18, 2012 through October 31, 2012. Class W shares commenced operations on June 18, 2012.

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2012	7

Columbia European Equity Fund

Portfolio of Investments

October 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 96.5%
Issuer	Shares	Value ($)

Belgium 2.4%
Anheuser-Busch InBev NV	102,116	8,538,388

Denmark 2.9%
Novo Nordisk A/S, Class B	64,177	10,342,406

Finland 0.8%
KONE OYJ, Class B	40,882	2,927,652

France 12.6%
Air Liquide SA	44,689	5,271,049

AtoS	54,594	3,666,178

BNP Paribas SA	209,450	10,536,080

Edenred	236,155	6,833,507

European Aeronautic Defence and Space Co. NV	130,934	4,651,752

Iliad SA	24,132	3,717,471

Publicis Groupe SA	98,737	5,319,402

Societe Generale SA(a)	141,658	4,503,034

Total		44,498,473

Germany 17.7%
Allianz SE, Registered Shares	87,147	10,805,326

BASF SE	75,307	6,240,151

Brenntag AG	50,125	6,317,633

Continental AG	51,666	5,178,547

Fresenius Medical Care AG & Co. KGaA	124,274	8,728,799

Kabel Deutschland Holding AG	97,068	6,994,035

Lanxess AG	66,912	5,527,172

Merck KGaA	29,156	3,726,147

SAP AG	126,037	9,180,988

Total		62,698,798

Italy 2.4%
Intesa Sanpaolo SpA	2,237,984	3,594,044

Saipem SpA	109,186	4,905,130

Total		8,499,174

Netherlands 6.2%
Aegon NV	977,423	5,457,746

ASML Holding NV	97,058	5,340,281

ING Groep NV-CVA(a)	820,965	7,252,860

Ziggo NV	116,780	3,782,594

Total		21,833,481

Common Stocks (continued)
Issuer	Shares	Value ($)

Norway 1.9%
Subsea 7 SA	157,456	3,454,957

TGS Nopec Geophysical Co., ASA	92,389	3,143,751

Total		6,598,708

Portugal 1.0%
Galp Energia SGPS SA	211,380	3,383,654

Spain 2.4%
Amadeus IT Holding SA, Class A	192,166	4,757,349

Inditex SA	28,753	3,668,680

Total		8,426,029

Sweden 2.6%
Elekta AB, Class B	193,353	2,754,732

Getinge AB, Series CPO	113,650	3,495,394

Skf Ab-b Shares	131,219	2,957,566

Total		9,207,692

Switzerland 15.1%
Nestlé SA, Registered Shares	229,753	14,580,052

Novartis AG, Registered Shares	140,985	8,485,138

SGS SA, Registered Shares	1,742	3,688,633

Sika AG	1,913	3,991,151

Swatch Group AG (The), Registered Shares	95,077	6,906,431

Syngenta AG	19,173	7,489,678

UBS AG, Registered Shares	552,070	8,275,419

Total		53,416,502

United Kingdom 28.5%
Aggreko PLC	98,208	3,407,386

BG Group PLC	333,598	6,177,491

Diageo PLC	352,326	10,069,300

Experian PLC	261,544	4,516,111

GKN PLC	1,189,290	3,984,292

IMI PLC	283,661	4,369,297

Johnson Matthey PLC	191,027	6,932,985

Legal & General Group PLC	2,611,463	5,647,090

Persimmon PLC	476,739	6,116,230

Prudential PLC	533,537	7,305,541

Rio Tinto PLC	278,021	13,928,530

Shire PLC	107,168	3,014,384

Smith & Nephew PLC	363,691	3,844,235

Tullow Oil PLC	220,483	4,995,492

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2012

Columbia European Equity Fund

Portfolio of Investments (continued)

October 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Unilever PLC	295,564	11,022,688

Wolseley PLC	125,666	5,493,673

Total		100,824,725

Total Common Stocks
(Cost: $314,074,073)		341,195,682

Preferred Stocks 2.8%
Germany 2.8%
Henkel AG & Co. KGaA	48,131	3,843,538

Volkswagen AG	29,329	6,067,157

Total		9,910,695

Total Preferred Stocks
(Cost: $8,244,973)		9,910,695

Money Market Funds 1.2%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.149%(b)(c)	4,230,027	4,230,027

Total Money Market Funds
(Cost: $4,230,027)		4,230,027

Total Investments
(Cost: $326,549,073)		355,336,404

Other Assets & Liabilities, Net		(1,752,221)

Net Assets		353,584,183

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	The rate shown is the seven-day current annualized yield at October 31, 2012.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended October 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	12,138,122	276,206,160	(284,114,255)	—	4,230,027	—	7,339	4,230,027

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	9

Columbia European Equity Fund

Portfolio of Investments (continued)

October 31, 2012

Fair Value Measurements (continued)

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at October 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	—	38,167,617	—	38,167,617

Consumer Staples	—	44,210,428	—	44,210,428

Energy	—	26,060,475	—	26,060,475

Financials	—	63,377,139	—	63,377,139

Health Care	—	44,391,234	—	44,391,234

Industrials	—	45,163,211	—	45,163,211

Information Technology	—	22,944,796	—	22,944,796

Materials	—	49,380,717	—	49,380,717

Telecommunication Services	—	7,500,065	—	7,500,065

Preferred Stocks

Consumer Discretionary	—	6,067,157	—	6,067,157

Consumer Staples	—	3,843,538	—	3,843,538

Total Equity Securities	—	351,106,377	—	351,106,377

Other

Money Market Funds	4,230,027	—	—	4,230,027

Total Other	4,230,027	—	—	4,230,027

Total	4,230,027	351,106,377	—	355,336,404

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2012

Columbia European Equity Fund

Portfolio of Investments (continued)

October 31, 2012

Fair Value Measurements (continued)

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	11

Columbia European Equity Fund

Statement of Assets and Liabilities

October 31, 2012

Assets

Investments, at value

Unaffiliated issuers (identified cost $322,319,046)	$351,106,377

Affiliated issuers (identified cost $4,230,027)	4,230,027

Total investments (identified cost $326,549,073)	355,336,404

Cash	1,304

Foreign currency (identified cost $37,766)	37,904

Receivable for:

Capital shares sold	45,168

Dividends	183,951

Interest	24

Reclaims	410,172

Expense reimbursement due from Investment Manager	19

Prepaid expenses	3,613

Total assets	356,018,559

Liabilities

Payable for:

Investments purchased	1,832,684

Capital shares purchased	438,420

Investment management fees	38,185

Distribution fees	2,288

Transfer agent fees	15,418

Administration fees	3,854

Plan administration fees	1

Compensation of board members	8,726

Other expenses	94,800

Total liabilities	2,434,376

Net assets applicable to outstanding capital stock	$353,584,183

Represented by

Paid-in capital	$349,111,808

Undistributed net investment income	5,324,427

Accumulated net realized loss	(29,642,687)

Unrealized appreciation (depreciation) on:

Investments	28,787,331

Foreign currency translations	3,304

Total — representing net assets applicable to outstanding capital stock	$353,584,183

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2012

Columbia European Equity Fund

Statement of Assets and Liabilities (continued)

October 31, 2012

Class A

Net assets	$52,850,472

Shares outstanding	8,897,548

Net asset value per share	$5.94

Maximum offering price per share(a)	$6.30

Class B

Net assets	$1,491,891

Shares outstanding	254,109

Net asset value per share	$5.87

Class C

Net assets	$2,106,202

Shares outstanding	362,079

Net asset value per share	$5.82

Class I

Net assets	$236,735,477

Shares outstanding	39,695,005

Net asset value per share	$5.96

Class K(b)

Net assets	$17,284

Shares outstanding	2,913

Net asset value per share	$5.93

Class W

Net assets	$2,848

Shares outstanding	480

Net asset value per share(c)	$5.94

Class Z

Net assets	$60,380,009

Shares outstanding	10,165,578

Net asset value per share	$5.94

(a)	The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

(b)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

(c)	Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	13

Columbia European Equity Fund

Statement of Operations

Year Ended October 31, 2012

Net investment income
Income:
Dividends — unaffiliated issuers	$10,581,665
Dividends — affiliated issuers	7,339
Income from securities lending — net	328,867
Foreign taxes withheld	(1,213,359)

Total income	9,704,512

Expenses:
Investment management fees	2,713,806
Distribution fees
Class A	133,417
Class B	19,670
Class C	15,294
Class W	2
Transfer agent fees
Class A	167,388
Class B	6,120
Class C	4,802
Class K(a)	9
Class W	3
Class Z	11,402
Administration fees	273,680
Plan administration fees
Class K(a)	47
Compensation of board members	14,786
Custodian fees	56,331
Printing and postage fees	71,042
Registration fees	148,410
Professional fees	43,100
Line of credit interest expense	928
Other	20,771

Total expenses	3,701,008
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(25,194)
Expense reductions	(20)

Total net expenses	3,675,794

Net investment income	6,028,718

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(96,017)
Foreign currency translations	(135,114)
Forward foreign currency exchange contracts	30,939

Net realized loss	(200,192)
Net change in unrealized appreciation (depreciation) on:
Investments	26,032,014
Foreign currency translations	(20,500)

Net change in unrealized appreciation (depreciation)	26,011,514

Net realized and unrealized gain	25,811,322

Net increase in net assets resulting from operations	$31,840,040

(a)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2012

Columbia European Equity Fund

Statement of Changes in Net Assets

	2012	2011
Operations

Net investment income	$6,028,718	$3,110,943

Net realized loss	(200,192)	(2,746,431)

Net change in unrealized appreciation (depreciation)	26,011,514	(12,392,498)

Net increase (decrease) in net assets resulting from operations	31,840,040	(12,027,986)

Distributions to shareholders:

Net investment income

Class A	(146,906)	(329,400)

Class I	(2,750,865)	(109,439)

Class K(a)	(156)	(165)

Class Z	(2,120)	(22)

Total distributions to shareholders	(2,900,047)	(439,026)

Increase (decrease) in net assets from capital stock activity	(58,640,140)	320,427,314

Total increase (decrease) in net assets	(29,700,147)	307,960,302

Net assets at beginning of year	383,284,330	75,324,028

Net assets at end of year	$353,584,183	$383,284,330

Undistributed net investment income	$5,324,427	$1,964,643

(a)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	15

Columbia European Equity Fund

Statement of Changes in Net Assets (continued)

	Year Ended October 31, 2012(a)		Year Ended October 31, 2011
	Shares	Dollars($)	Shares	Dollars($)
Capital stock activity

Class A shares

Subscriptions(b)	1,015,395	5,676,650	2,426,130	14,509,749

Distributions reinvested	27,218	140,171	52,959	312,457

Redemptions	(3,163,855)	(17,365,536)	(3,504,557)	(20,676,576)

Net decrease	(2,121,242)	(11,548,715)	(1,025,468)	(5,854,370)

Class B shares

Subscriptions	12,156	68,779	68,874	415,718

Redemptions(b)	(196,270)	(1,054,046)	(331,724)	(1,996,474)

Net decrease	(184,114)	(985,267)	(262,850)	(1,580,756)

Class C shares

Subscriptions	198,639	1,125,618	85,052	507,312

Redemptions	(73,195)	(401,509)	(94,134)	(554,194)

Net increase (decrease)	125,444	724,109	(9,082)	(46,882)

Class I shares

Subscriptions	18,070,680	101,625,088	69,008,099	393,119,293

Distributions reinvested	534,136	2,750,802	18,601	109,372

Redemptions	(36,955,761)	(211,614,642)	(10,982,086)	(65,424,857)

Net increase (decrease)	(18,350,945)	(107,238,752)	58,044,614	327,803,808

Class K shares(c)

Subscriptions	106	594	476	2,721

Distributions reinvested	27	136	24	142

Redemptions	(2,082)	(11,825)	(23)	(139)

Net increase (decrease)	(1,949)	(11,095)	477	2,724

Class W shares

Subscriptions	480	2,500	—	—

Net increase	480	2,500	—	—

Class Z shares

Subscriptions	10,229,369	60,852,542	52,314	329,729

Distributions reinvested	402	2,066	—	—

Redemptions	(76,973)	(437,528)	(39,987)	(226,939)

Net increase	10,152,798	60,417,080	12,327	102,790

Total net increase (decrease)	(10,379,528)	(58,640,140)	56,760,018	320,427,314

(a)	Class W shares are for the period from June 18, 2012 (commencement of operations) to October 31, 2012.

(b)	Includes conversions of Class B shares to Class A shares, if any. The line items from the prior year have been combined to conform to the current year presentation.

(c)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2012

Columbia European Equity Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended October 31,
Class A	2012		2011		2010	2009		2008
Per share data
Net asset value, beginning of period	$5.47		$5.80		$4.86	$3.88		$6.83

Income from investment operations:

Net investment income	0.08		0.05		0.03	0.07		0.06

Net realized and unrealized gain (loss)	0.40		(0.35)		0.98	0.96		(2.96)

Total from investment operations	0.48		(0.30)		1.01	1.03		(2.90)

Less distributions to shareholders:

Net investment income	(0.01)		(0.03)		(0.07)	(0.06)		(0.05)

Total distributions to shareholders	(0.01)		(0.03)		(0.07)	(0.06)		(0.05)

Proceeds from regulatory settlements	—		—		—	0.01		—

Net asset value, end of period	$5.94		$5.47		$5.80	$4.86		$3.88

Total return	8.88%		(5.25%)		21.14%	27.11	%(a)	(42.70%)

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.54	%(c)	1.55%		1.67%	1.93%		1.58%

Net expenses after fees waived or expenses reimbursed (including interest expense)(d)	1.52	%(c)(e)	1.51	%(e)	1.41%	1.61%		1.58%

Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.54%		1.55%		1.67%	1.93%		1.58%

Net expenses after fees waived or expenses reimbursed (excluding interest expense)(d)	1.52	%(e)	1.51	%(e)	1.41%	1.61%		1.58%

Net investment income	1.42	%(e)	0.84	%(e)	0.63%	1.79%		0.95%

Supplemental data

Net assets, end of period (in thousands)	$52,850		$60,295		$69,831	$64,717		$57,916

Portfolio turnover	126%		121%		115%	154%		180%

Notes to Financial Highlights

(a)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.12%.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Includes interest expense which rounds to less than 0.01%.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	17

Columbia European Equity Fund

Financial Highlights (continued)

	Year Ended October 31,
Class B	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$5.44		$5.78		$4.83		$3.82		$6.73

Income from investment operations:

Net investment income (loss)	0.04		0.01		(0.00	)(a)	0.05		0.02

Net realized and unrealized gain (loss)	0.39		(0.35)		0.97		0.95		(2.93)

Total from investment operations	0.43		(0.34)		0.97		1.00		(2.91)

Less distributions to shareholders:

Net investment income	—		—		(0.02)		—		—

Total distributions to shareholders	—		—		(0.02)		—		—

Proceeds from regulatory settlements	—		—		—		0.01		—

Net asset value, end of period	$5.87		$5.44		$5.78		$4.83		$3.82

Total return	7.90%		(5.88%)		20.10%		26.44	%(b)	(43.24%)

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed (including interest expense)	2.28	%(d)	2.30%		2.41%		2.74%		2.32%

Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	2.27	%(d)(f)	2.26	%(f)	2.16%		2.40%		2.32%

Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	2.28%		2.30%		2.41%		2.74%		2.32%

Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	2.27	%(f)	2.26	%(f)	2.16%		2.40%		2.32%

Net investment income (loss)	0.78	%(f)	0.15	%(f)	(0.06%)		1.22%		0.28%

Supplemental data

Net assets, end of period (in thousands)	$1,492		$2,382		$4,051		$6,124		$10,080

Portfolio turnover	126%		121%		115%		154%		180%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.12%.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Includes interest expense which rounds to less than 0.01%.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2012

Columbia European Equity Fund

Financial Highlights (continued)

	Year Ended October 31,
Class C	2012		2011		2010	2009		2008
Per share data
Net asset value, beginning of period	$5.39		$5.72		$4.81	$3.81		$6.71

Income from investment operations:

Net investment income (loss)	0.04		0.01		(0.01)	0.04		0.01

Net realized and unrealized gain (loss)	0.39		(0.34)		0.96	0.95		(2.90)

Total from investment operations	0.43		(0.33)		0.95	0.99		(2.89)

Less distributions to shareholders:

Net investment income	—		—		(0.04)	(0.00	)(a)	(0.01)

Total distributions to shareholders	—		—		(0.04)	(0.00	)(a)	(0.01)

Proceeds from regulatory settlements	—		—		—	0.01		—

Net asset value, end of period	$5.82		$5.39		$5.72	$4.81		$3.81

Total return	7.98%		(5.77%)		19.96%	26.39	%(b)	(43.10%)

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed (including interest expense)	2.31	%(d)	2.29%		2.43%	2.69%		2.33%

Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	2.27	%(d)(f)	2.26	%(f)	2.17%	2.37%		2.33%

Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	2.31%		2.29%		2.43%	2.69%		2.33%

Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	2.27	%(f)	2.26	%(f)	2.17%	2.37%		2.33%

Net investment income (loss)	0.72	%(f)	0.11	%(f)	(0.10%)	1.07%		0.25%

Supplemental data

Net assets, end of period (in thousands)	$2,106		$1,274		$1,406	$1,157		$954

Portfolio turnover	126%		121%		115%	154%		180%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.12%.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Includes interest expense which rounds to less than 0.01%.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	19

Columbia European Equity Fund

Financial Highlights (continued)

	Year Ended October 31,
Class I	2012		2011	2010	2009		2008
Per share data
Net asset value, beginning of period	$5.50		$5.80	$4.86	$3.89		$6.84

Income from investment operations:

Net investment income	0.10		0.11	0.05	0.09		0.09

Net realized and unrealized gain (loss)	0.41		(0.36)	0.98	0.95		(2.96)

Total from investment operations	0.51		(0.25)	1.03	1.04		(2.87)

Less distributions to shareholders:

Net investment income	(0.05)		(0.05)	(0.09)	(0.08)		(0.08)

Total distributions to shareholders	(0.05)		(0.05)	(0.09)	(0.08)		(0.08)

Proceeds from regulatory settlements	—		—	—	0.01		—

Net asset value, end of period	$5.96		$5.50	$5.80	$4.86		$3.89

Total return	9.36%		(4.36%)	21.61%	27.78	%(a)	(42.38%)

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.97	%(c)	1.00%	1.14%	1.31%		1.08%

Net expenses after fees waived or expenses reimbursed (including interest expense)(d)	0.97	%(c)	1.00%	0.96%	1.16%		1.08%

Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.97%		1.00%	1.14%	1.31%		1.08%

Net expenses after fees waived or expenses reimbursed (excluding interest expense)(d)	0.97%		1.00%	0.96%	1.16%		1.08%

Net investment income	1.86%		1.83%	1.07%	2.27%		1.50%

Supplemental data

Net assets, end of period (in thousands)	$236,735		$319,236	$8	$6		$5

Portfolio turnover	126%		121%	115%	154%		180%

Notes to Financial Highlights

(a)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.12%.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Includes interest expense which rounds to less than 0.01%.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2012

Columbia European Equity Fund

Financial Highlights (continued)

	Year Ended October 31,
Class K(a)	2012		2011	2010	2009		2008
Per share data
Net asset value, beginning of period	$5.47		$5.79	$4.86	$3.90		$6.84

Income from investment operations:

Net investment income	0.08		0.06	0.04	0.07		0.08

Net realized and unrealized gain (loss)	0.41		(0.34)	0.97	0.97		(2.94)

Total from investment operations	0.49		(0.28)	1.01	1.04		(2.86)

Less distributions to shareholders:

Net investment income	(0.03)		(0.04)	(0.08)	(0.09)		(0.08)

Total distributions to shareholders	(0.03)		(0.04)	(0.08)	(0.09)		(0.08)

Proceeds from regulatory settlements	—		—	—	0.01		—

Net asset value, end of period	$5.93		$5.47	$5.79	$4.86		$3.90

Total return	9.08%		(4.93%)	21.08%	27.57	%(b)	(42.29%)

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.27	%(d)	1.32%	1.49%	1.58%		1.36%

Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	1.27	%(d)	1.26%	1.27%	1.39%		1.11%

Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.27%		1.32%	1.49%	1.58%		1.36%

Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	1.27%		1.26%	1.27%	1.39%		1.11%

Net investment income	1.43%		1.08%	0.79%	1.79%		1.35%

Supplemental data

Net assets, end of period (in thousands)	$17		$27	$25	$18		$13

Portfolio turnover	126%		121%	115%	154%		180%

Notes to Financial Highlights

(a)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.12%.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Includes interest expense which rounds to less than 0.01%.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	21

Columbia European Equity Fund

Financial Highlights (continued)

Class W	Year Ended October 31, 2012(a)
Per share data
Net asset value, beginning of period	$5.21

Income from investment operations:

Net investment income	0.00	(b)

Net realized and unrealized gain	0.73

Total from investment operations	0.73

Net asset value, end of period	$5.94

Total return	14.01%

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.64	%(d)

Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	1.52	%(d)

Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.64	%(d)

Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	1.52	%(d)

Net investment income	0.11%

Supplemental data

Net assets, end of period (in thousands)	$3

Portfolio turnover	126%

Notes to Financial Highlights

(a)	For the period from June 18, 2012 (commencement of operations) to October 31, 2012.

(b)	Rounds to less than $0.01.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2012

Columbia European Equity Fund

Financial Highlights (continued)

	Year Ended October 31,
Class Z	2012		2011		2010(a)
Per share data
Net asset value, beginning of period	$5.49		$5.80		$5.52

Income from investment operations:

Net investment income	0.02		0.10		0.00 (b)

Net realized and unrealized gain (loss)	0.47		(0.36)		0.28

Total from investment operations	0.49		(0.26)		0.28

Less distributions to shareholders:

Net investment income	(0.04)		(0.05)		—

Total distributions to shareholders	(0.04)		(0.05)		—

Net asset value, end of period	$5.94		$5.49		$5.80

Total return	9.09%		(4.57%)		5.07%

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.49	%(d)	1.24%		1.96%

Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	1.27	%(d)(f)	1.24	%(f)	1.27%

Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.49%		1.24%		1.96%

Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	1.27	%(f)	1.24	%(f)	1.27%

Net investment income	0.34	%(f)	1.72	%(f)	0.12%

Supplemental data

Net assets, end of period (in thousands)	$60,380		$70		$3

Portfolio turnover	126%		121%		115%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to October 31, 2010.

(b)	Rounds to less than $0.01.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Includes interest expense which rounds to less than 0.01%.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	23

Columbia European Equity Fund

Notes to Financial Statements

October 31, 2012

Note 1. Organization

Columbia European Equity Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class W and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class K shares (formerly Class R4 shares) are not subject to sales charges; however, this share class is closed to new investors. Effective October 25, 2012, Class R4 shares were renamed Class K shares.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Class W shares commenced operations on June 18, 2012.

Class Z shares are not subject to sales charges, and are only available to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

24	Annual Report 2012

Columbia European Equity Fund

Notes to Financial Statements (continued)

October 31, 2012

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Interest income is recorded on an accrual basis.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other

Annual Report 2012	25

Columbia European Equity Fund

Notes to Financial Statements (continued)

October 31, 2012

amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadviser (see Subadvisory Agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.80% to 0.57% as the Fund’s net assets increase. The effective investment management fee rate for the year ended October 31, 2012 was 0.79% of the Fund’s average daily net assets.

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and wholly-owned subsidiary of Ameriprise Financial, the subadviser of the Fund. The Investment Manager compensates Threadneedle to manage the investments of the Fund’s assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The effective administration fee rate for the year ended October 31, 2012 was 0.08% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of

26	Annual Report 2012

Columbia European Equity Fund

Notes to Financial Statements (continued)

October 31, 2012

these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended October 31, 2012, other expenses paid to this company were $2,471.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class K shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class K shares.

For the year ended October 31, 2012, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.31%
Class B	0.31
Class C	0.31
Class K	0.05
Class W	0.34
Class Z	0.27

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2012, these minimum account balance fees reduced total expenses by $20.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $114,000 and $27,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of June 30, 2012 and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Annual Report 2012	27

Columbia European Equity Fund

Notes to Financial Statements (continued)

October 31, 2012

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $52,203 for Class A, $1,300 for Class B and $550 for Class C shares for the year ended October 31, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective January 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through February 28, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.52%
Class B	2.27
Class C	2.27
Class I	1.07
Class K	1.37
Class W	1.52
Class Z	1.27

Prior to January 1, 2012, the Investment Manager and certain of its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.53%
Class B	2.28
Class C	2.28
Class I	1.08
Class K	1.38
Class Z	1.28

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At October 31, 2012, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sales losses, Trustees’ deferred compensation, foreign currency transactions and passive foreign investment company (PFIC) holdings. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$231,113
Accumulated net realized loss	(231,113)
Paid-in capital	—

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended October 31, 2012 ($)	Year Ended October 31, 2011 ($)
Ordinary income	2,900,047	439,026
Long-term capital gains	—	—
Total	2,900,047	439,026

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At October 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$6,016,285
Undistributed accumulated long-term gain	1,471,907
Accumulated realized loss	(26,922,729)
Unrealized appreciation	$23,914,768

28	Annual Report 2012

Columbia European Equity Fund

Notes to Financial Statements (continued)

October 31, 2012

At October 31, 2012, the cost of investments for federal income tax purposes was $331,424,940 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$26,901,612
Unrealized depreciation	(2,990,148)
Net unrealized appreciation	$23,911,464

The following capital loss carryforward, determined at October 31, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2016	4,272,956
2017	18,724,480
Unlimited short-term	3,925,293
Total	26,922,729

Unlimited capital loss carryforwards are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $423,594,878 and $471,027,061, respectively, for the year ended October 31, 2012.

Note 6. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or securities that either are issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended October 31, 2012 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

At October 31, 2012, the Fund did not have any securities on loan.

In September 2012, the Board voted to cease securities lending by or on December 31, 2012.

Note 7. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends — affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At October 31, 2012, affiliated shareholder accounts owned 83.8% of the outstanding shares of the Fund. Subscription and

Annual Report 2012	29

Columbia European Equity Fund

Notes to Financial Statements (continued)

October 31, 2012

redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

For the year ended October 31, 2012, the average daily loan balance outstanding on days when borrowing existed was $8,966,667 at a weighted average interest rate of 1.24%.

Note 10. Significant Risks

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Geographic Concentration Risk

Because the Fund concentrates its investments in Europe, the Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in Europe. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. In addition, the private and public sectors’ debt problems of a single EU country can pose significant risks to the EU as a whole. As a result, the Fund may be more volatile than a more geographically diversified fund. If securities of issuers in Europe fall out of favor, it may cause the Fund to underperform other funds that do not concentrate in this region of the world.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any

30	Annual Report 2012

Columbia European Equity Fund

Notes to Financial Statements (continued)

October 31, 2012

of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012	31

Columbia European Equity Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust II and the Shareholders of

Columbia European Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia European Equity Fund (the “Fund”) (a series of Columbia Funds Series Trust II) at October 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2012 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion. The statements of changes in net assets and the financial highlights of the Fund for the periods ended October 31, 2011 and prior were audited by another independent registered public accounting firm whose report dated December 22, 2011 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

December 21, 2012

32	Annual Report 2012

Columbia European Equity Fund

Supplemental Information

(Unaudited)

Change in Independent Registered Public Accounting Firm

At a meeting held on June 14, 2012, the Board, upon recommendation of the Audit Committee, approved the replacement of Ernst & Young LLP (Ernst & Young) as the independent registered public accounting firm for the Fund and certain other funds in the Columbia Family of Funds (collectively, the Funds) and appointed PricewaterhouseCoopers LLP (PwC). PwC’s engagement was effective at the completion of Ernst & Young’s audits of the financial statements of the Funds with fiscal years ended July 31, 2012. The Fund did not consult with PwC during the fiscal years ended October 31, 2011 and 2010 and through the June meeting.

Ernst & Young’s reports on the financial statements of the Fund as of and for the fiscal years ended October 31, 2011 and 2010 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods and through the June meeting, there were no: (1) disagreements between the Fund and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Ernst & Young’s satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports, or (2) reportable events.

Annual Report 2012	33

Columbia European Equity Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for distributions paid in the fiscal year ended October 31, 2012. Shareholders will be notified in early 2013 of amounts for use in preparing 2012 income tax returns.

Tax Designations:

Qualified Dividend Income	96.35%
Dividends Received Deduction	0.16%
Capital Gain Dividend	$1,545,502
U.S. Government Income, may be exempt from state taxation	0.00%
Foreign Taxes Paid	$289,943
Foreign Source Income	$2,786,722

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income dividends paid during the fiscal year that represents qualified dividend income subject to reduced tax rates under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Dividend Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividend received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. These taxes, and the corresponding foreign source income, are provided.

34	Annual Report 2012

Columbia European Equity Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, were members of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC and began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	152	None
Edward J. Boudreau, Jr. 225 Franklin Street Boston, MA 02110 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	145	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	152	None
William P. Carmichael 225 Franklin Street Boston, MA 02110 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	145	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	152	None

Annual Report 2012	35

Columbia European Equity Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William A. Hawkins 225 Franklin Street Boston, MA 02110 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	145	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 225 Franklin Street Boston, MA 02110 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	145	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	152	Director, Valmont Industries, Inc. (manufactures irrigation systems) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	152	None
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	152	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 225 Franklin Street Boston, MA 02110 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments)	145	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	152	Director, Healthways, Inc. (health management programs) since 2005; Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)

36	Annual Report 2012

Columbia European Equity Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 225 Franklin Street Boston, MA 02110 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	145	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director, Ameriprise Certificate Company since 2006 (previously President and Chief Executive Officer, 2006-August 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.	204	None

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

Annual Report 2012	37

Columbia European Equity Fund

Trustees and Officers (continued)

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Officers
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since 1/11 and Chief Financial Officer since 4/11 RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since 3/12	Vice President-Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011

38	Annual Report 2012

Columbia European Equity Fund

Trustees and Officers (continued)

Officers (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998-May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/10 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel, November 2008-January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously Managing Director and Associate General Counsel, January 2005-July 2008)
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America, June 2005-April 2010

Annual Report 2012	39

Columbia European Equity Fund

[THIS PAGE INTENTIONALLY LEFT BLANK]

40	Annual Report 2012

Columbia European Equity Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012	41

Columbia European Equity Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6006 V (12/12)

Annual Report October 31, 2012

Columbia Global Bond Fund

Columbia Global Bond Fund

President’s Message

Dear Shareholders,

Stocks rebound around the world

After a weak second quarter, U.S. stock market averages rebounded in the third quarter, erasing earlier losses and boosting year-to-date returns well into double digits. Welcome news from Europe and additional quantitative easing in the United States by the Federal Reserve Board helped bolster the rally. The Standard & Poor’s 500 Index (S&P 500 Index) rose 6.35% (total return) for the quarter. The Dow Jones Industrial Average advanced 4.32% for the same period. From the beginning of the calendar year through September 30, 2012, the S&P 500 Index was up 16.44% (total return). And, as of the end of September, the S&P 500 Index stood at 1,440 — approximately 8% below its all-time high of 1,565 that was set on October 9, 2007.

Outside the United States, stock markets of both developed and emerging market economies rebounded, as measured in U.S. dollars. Investors responded favorably to the announcement of policy measures aimed to resolve the eurozone crisis, which could potentially have a favorable impact on growth in emerging market economies. A weaker dollar also benefited returns to U.S. investors.

Solid gains for fixed income

Within fixed income, investors appeared to be increasingly willing to take on risk as they abandoned higher quality sectors that dominated the performance rankings in the second quarter and favored riskier sectors, where yield spreads tightened by a significant margin. Fixed-income returns were strong, but unlike equities, they have been less volatile, accumulating steadily over the course of the year. Gains were the highest for high-yield and emerging market bonds. By contrast, government issued debt securities eked out smaller gains.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation’s largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today’s opportunities and anticipate tomorrow’s. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>	The Columbia Management Perspectives blog, featuring timely posts by our investment teams

>	Detailed up-to-date fund performance and portfolio information

>	Economic analysis and market commentary

>	Quarterly fund commentaries

>	Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. The Dow Jones Industrial Average is a price weighted average of 30 actively traded shares of blue chip US industrial corporations listed on the New York Stock Exchange. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2012

Columbia Global Bond Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Columbia Global Bond Fund

Performance Overview

Performance Summary

>	Columbia Global Bond Fund (the Fund) Class A shares returned 5.20% excluding sales charges for the 12-month period that ended October 31, 2012.

>	The Fund outperformed its benchmark, the Barclays Global Aggregate Bond Index, which returned 3.54% for the same period.

>	Currency, sector allocation, country selection and interest rate management decisions boosted the Fund’s relative results during the annual period.

Average Annual Total Returns (%) (for period ended October 31, 2012)
	Inception	1 Year	5 Years	10 Years
Class A	03/20/89
Excluding sales charges		5.20	5.54	6.36
Including sales charges		0.16	4.52	5.84
Class B	03/20/95
Excluding sales charges		4.50	4.77	5.56
Including sales charges		-0.42	4.44	5.56
Class C	06/26/00
Excluding sales charges		4.42	4.77	5.55
Including sales charges		3.44	4.77	5.55
Class I*	03/04/04	5.63	6.02	6.77
Class K (formerly Class R4)	03/20/95	5.39	5.79	6.58
Class R*	03/15/10	4.83	5.20	6.01
Class W*	12/01/06	5.18	5.55	6.35
Class Z*	09/27/10	5.34	5.67	6.43
Barclays Global Aggregate Bond Index		3.54	5.85	6.46

Returns for Class A are shown with and without the maximum initial sales charge of 4.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns since inception if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

Barclays Global Aggregate Bond Index is a broad-based benchmark that measures the global investment grade fixed-rate debt markets.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2012

Columbia Global Bond Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (November 1, 2002 — October 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Global Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2012	3

Columbia Global Bond Fund

Manager Discussion of Fund Performance

Portfolio Management

Nicholas Pifer, CFA

Country Breakdown (%) (at October 31, 2012)
Argentina	0.2
Australia	1.6
Belgium	0.4
Bermuda	0.1
Brazil	2.5
Canada	6.9
Colombia	0.5
Czech Republic	0.1
Denmark	0.3
Finland	0.8
France	5.4
Germany	7.3
Greece	0.0	(a)
Indonesia	1.8
Italy	0.0	(a)
Japan	10.7
Kazakhstan	0.1
Lithuania	0.1
Luxembourg	0.2
Malaysia	0.8
Mexico	1.9
Netherlands	6.1
New Zealand	1.0
Norway	1.2
Peru	0.1
Philippines	0.2
Poland	1.6
Russian Federation	0.8
South Africa	0.5
South Korea	0.6
Supra-National	0.2
Sweden	1.3
Turkey	0.3
United Kingdom	5.1
United States (b)	38.2
Uruguay	0.2
Venezuela	0.9

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Rounds to less than 0.1%.

(b)	Includes investments in Money Market Funds.

For the 12-month period that ended October 31, 2012, the Fund’s Class A shares returned 5.20% excluding sales charges. The Fund outperformed its benchmark, the Barclays Global Aggregate Bond Index (Barclays Index), which returned 3.54% for the same period. Currency, sector allocation, country selection and interest rate management decisions boosted the Fund’s relative results during the annual period.

Active Management Decisions Overall Boosted Fund Returns

On an absolute basis, the Fund benefited during the annual period from a modest decline in government bond yields and from a more pronounced drop in non-government bond yields. In contrast, a modestly stronger U.S. dollar acted as a drag on absolute returns. The U.S. dollar rose 1.59% on a trade-weighted basis during the annual period. As the value of the U.S. dollar decreases, the dollar value of foreign investments typically rises and vice versa. The Fund had approximately 54% of its net assets exposed to foreign currencies, on average, during the annual period, down from approximately 60%, on average, in the prior 12-month period.

Relative to the Barclays Index, most of our active management decisions aided performance during the annual period. Our active currency management and sector allocation decisions contributed most positively to the Fund’s relative results, followed by our country selection and interest rate, or duration management, decisions. Within currencies, the Fund benefited most from underweight positions in the euro, Japanese yen and Swiss franc and from an overweight position in the New Zealand dollar. Within sector allocation, the Fund benefited most from overweight positions in investment grade and high yield corporate bonds and in emerging market debt and from an underweight position in government bonds. Issue selection detracted most from the Fund’s performance during the annual period, largely reflecting a significant underweight position in the euro-denominated government bonds of southern European countries, especially Italy.

Shifting Market Conditions Drove Portfolio Changes

We made a number of tactical changes to portfolio positioning during the annual period in reaction to shifting market conditions. For example, we reduced the interest rate exposure, or duration, of the portfolio during the first half of the annual period when global economic growth was looking better, but added that exposure back, or lengthened the Fund’s duration, when the global economy started to decelerate. We also substantially decreased the Fund’s exposure to foreign currencies at the very beginning of the annual period, when the euro in particular was under stress. However, we then brought this foreign currency exposure back closer to neutral relative to the Barclays Index after a few months. We then decreased the Fund’s exposure to foreign currencies once again at the very end of the annual period.

We increased the Fund’s active risk in late May and early June 2012 after a broad market correction, increasing its exposure to investment grade corporate bonds, U.S. agency mortgage securities and to more cyclically-sensitive currencies, mostly at the expense of the Japanese yen.

Finally, we made a strategic decision early in the annual period to sell the Fund’s remaining positions in Italian and Spanish bonds, where the Fund had already been underweight, due to the escalating sovereign debt crisis in the Eurozone.

4	Annual Report 2012

Columbia Global Bond Fund

Manager Discussion of Fund Performance (continued)

Looking Ahead

In many ways, one can summarize the annual period ended October 31, 2012 as a tug-of-war between shaky economic fundamentals and bouts of event risk on the one hand and the power of central bank liquidity on the other. During the annual period, we saw two major flare-ups in the European sovereign debt crisis, a third consecutive mid-year slowdown in the global economy, with the Eurozone falling back into recession, and growing attention to the so-called fiscal cliff in the U.S. during the run-up to the U.S. presidential election. At first blush, this should have been a rocky 12-month period for risk assets, such as global equities, corporate bonds and emerging market debt. Yet these assets overall performed remarkably well during the annual period as a whole, generating total returns in the 10% to 17% range.

In part, the strong performance of risk assets reflected attractive valuations at the start of the annual period. But we also believe it reflected the impact of extremely accommodative monetary policy in the major developed economies, including historically low policy rates and myriad unconventional policy measures, such as quantitative easing, from the U.S. Federal Reserve, the European Central Bank (ECB), the Bank of Japan and the Bank of England. With global economic growth and the demand for credit still weak due to lingering structural problems and the need for further deleveraging in the major developed economies, much of this liquidity appears to have flowed into financial assets. Indeed, the fact that yields on low-risk government bonds declined modestly during the annual period, while risk assets increased significantly, gives proof, in our view, to the importance of central bank liquidity in driving recent returns. Rising asset prices can certainly help the recovery process by making household balance sheets healthier, but asset prices ultimately need to reflect fundamentals, and a growing disconnect on this front is starting to worry us.

Our global economic outlook for the year ahead is basically more of the same — a muddled story with gradual improvement over time. We currently expect global economic growth of 3.0% to 3.5% for 2013, below the trend estimate of roughly 4.0%. Our view at present reflects an expectation of below-trend growth in the developed economies and more trend-like growth in the emerging economies. At this time, we expect inflationary pressures to remain muted in the year ahead, and as a result, we see major central banks keeping monetary policy highly accommodative. High quality government bonds offer little value in our view, but we do not expect yields to increase much in 2013 given our economic growth, inflation and monetary policy outlook. Also, with short-term interest rate differentials across the major economies compressed, and unlikely to change much in the near term, we expect the U.S. dollar to move broadly sideways in the year ahead.

Sticking with the continuity theme, we currently see plenty of opportunity for event risk to roil markets again in 2013, starting with the U.S. fiscal cliff and the challenge of reaching a bipartisan political compromise that puts U.S. fiscal policy on a more sustainable medium-term trajectory. We also think the European sovereign debt crisis — while pushed to the back burner for the time being thanks to more aggressive policy action from the ECB — is far from over. From our perspective, the risk of sudden swings in investor sentiment currently remains high, even if market volatility in the last few months of the annual period was unusually muted. The main difference we see is that valuations across risk assets were less favorable at the end of the annual period than they were at the start of the annual period, leaving investors less of a cushion if things go wrong and volatility reappears suddenly.

Quality Breakdown (%) (at October 31, 2012)
AAA rating	45.6
AA rating	15.9
A rating	9.0
BBB rating	22.7
Non-investment grade	6.8
Not rated	0.0	(a)
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds and Short-term Securities).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody’s, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by any of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

(a) Rounds to less than 0.1%.

Annual Report 2012	5

Columbia Global Bond Fund

Manager Discussion of Fund Performance (continued)

Our approach to managing the Fund in these conditions is two-fold. First, we want to be patient investors, taking advantage of the to-and-fro in market sentiment that we think is inevitable in an environment of muddled economic growth and lingering event risk. Second, we want to strike a balance in constructing the Fund’s portfolio, making sure we have enough “risk” in the portfolio to do well if central bank liquidity wins the tug-of-war yet again but managing the downside potential of that risk by keeping the portfolio well diversified across the countries, currencies, sectors and issuers with stronger fundamentals.

As always, we continue to monitor the market for changing conditions and to adjust the Fund’s duration, country, sector, yield curve and currency positioning as we seek an attractive balance between risk and potential return. Our sector teams remain focused on careful individual security selection, as we continue to seek opportunities to capitalize on attractively valued bonds.

6	Annual Report 2012

Columbia Global Bond Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

May 1, 2012 – October 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,028.60	1,019.41	5.81	5.79	1.14
Class B	1,000.00	1,000.00	1,025.40	1,015.63	9.62	9.58	1.89
Class C	1,000.00	1,000.00	1,024.20	1,015.63	9.62	9.58	1.89
Class I	1,000.00	1,000.00	1,031.90	1,021.67	3.52	3.51	0.69
Class K (formerly Class R4)	1,000.00	1,000.00	1,030.80	1,020.16	5.05	5.03	0.99
Class R	1,000.00	1,000.00	1,027.30	1,018.15	7.08	7.05	1.39
Class W	1,000.00	1,000.00	1,030.10	1,019.41	5.82	5.79	1.14
Class Z	1,000.00	1,000.00	1,030.00	1,020.66	4.54	4.52	0.89

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2012	7

Columbia Global Bond Fund

Portfolio of Investments

October 31, 2012

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes(a) 21.4%
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Australia 0.5%
FMG Resources August 2006 Proprietary Ltd.(b)
11/01/15	7.000%		29,000	29,217
11/01/19	8.250%		25,000	24,938

Nufarm Australia Ltd.(b)
10/15/19	6.375%		9,000	9,225

Woodside Finance Ltd.(b)
05/10/21	4.600%		1,105,000	1,233,800

Total				1,297,180

Belgium —%
Calcipar SA Senior Secured(b)
05/01/18	6.875%		75,000	75,188

Bermuda 0.1%
Bacardi Ltd.(b)
04/01/14	7.450%		245,000	267,125

Canada 0.8%
Inmet Mining Corp.(b)
06/01/20	8.750%		36,000	37,350

MEG Energy Corp.(b)
01/30/23	6.375%		35,000	37,450

Petro-Canada Senior Unsecured
05/15/18	6.050%		805,000	988,286

Quebecor Media, Inc. Senior Unsecured(b)
01/15/23	5.750%		18,000	18,360

Royal Bank of Canada Senior Unsecured
01/18/13	3.250%	EUR	480,000	625,885

Toronto-Dominion Bank (The) Senior Unsecured
05/14/15	5.375%	EUR	350,000	505,402

Videotron Ltd.
07/15/22	5.000%		16,000	16,560

Total				2,229,293

France 0.2%
France Telecom SA Senior Unsecured
02/21/17	4.750%	EUR	205,000	304,484

Veolia Environnement SA Senior Unsecured
01/16/17	4.375%	EUR	110,000	159,225

Total				463,709

Germany 0.2%
E.ON International Finance BV
10/02/17	5.500%	EUR	275,000	428,209

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Italy —%
Wind Acquisition Finance SA Senior Secured(b)
02/15/18	7.250%		9,000	8,775

Luxembourg 0.1%
ArcelorMittal Senior Unsecured
03/01/41	7.000%		465,000	425,943

Netherlands 1.0%
Allianz Finance II BV
11/23/16	4.000%	EUR	400,000	579,086

Cooperatieve Centrale Raiffeisen-Boerenleenbank BA Senior Unsecured
07/03/14	6.750%	AUD	300,000	326,479

Deutsche Telekom International Finance BV
01/19/15	4.000%	EUR	275,000	380,172

ING Groep NV Senior Unsecured
05/31/17	4.750%	EUR	505,000	740,839

LyondellBasell Industries NV Senior Unsecured
11/15/21	6.000%		277,000	320,281

NXP BV/Funding LLC Senior Secured(b)
08/01/18	9.750%		26,000	29,770

Schaeffler Finance BV Senior Secured(b)
02/15/19	8.500%		115,000	129,663

Total				2,506,290

Supra-National 0.2%
Council of Europe Development Bank Senior Unsecured
09/16/14	5.750%	AUD	425,000	458,659

United Kingdom 0.2%
Intelsat Jackson Holdings SA(b)
10/15/20	7.250%		212,000	224,720

SABMiller PLC Senior Unsecured(b)
07/15/18	6.500%		225,000	282,369

Total				507,089

United States 18.1%
ADS Tactical, Inc. Senior Secured(b)
04/01/18	11.000%		70,000	69,300

AES Corp. Senior Unsecured
07/01/21	7.375%		56,000	62,580

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2012

Columbia Global Bond Fund

Portfolio of Investments (continued)

October 31, 2012

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
AMC Entertainment, Inc.
06/01/19	8.750%	28,000	30,940

AMC Networks, Inc.
07/15/21	7.750%	60,000	68,100

AMERIGROUP Corp. Senior Unsecured
11/15/19	7.500%	59,000	68,882

Actuant Corp.
06/15/22	5.625%	36,000	37,170

Alliance Data Systems Corp.(b)
04/01/20	6.375%	33,000	35,475

Ally Financial, Inc.
02/15/17	5.500%	27,000	28,571
03/15/20	8.000%	39,000	46,511
09/15/20	7.500%	111,000	130,841

Alpha Natural Resources, Inc.
04/15/18	9.750%	46,000	46,575
06/01/19	6.000%	19,000	16,625
06/01/21	6.250%	1,000	870

Amkor Technology, Inc. Senior Unsecured
06/01/21	6.625%	164,000	156,210

Anixter, Inc.
05/01/19	5.625%	18,000	18,900

Antero Resources Finance Corp.
12/01/17	9.375%	5,000	5,513
08/01/19	7.250%	19,000	20,520

Appalachian Power Co. Senior Unsecured
03/30/21	4.600%	370,000	432,031

Arch Coal, Inc.
06/15/21	7.250%	26,000	22,945

Ashland, Inc. Senior Unsecured(b)
08/15/22	4.750%	22,000	22,440

Ashtead Capital, Inc. Secured(b)
07/15/22	6.500%	9,000	9,540

Atwood Oceanics, Inc. Senior Unsecured
02/01/20	6.500%	162,000	174,150

AutoNation, Inc.
02/01/20	5.500%	19,000	20,235

Avis Budget Car Rental LLC/Finance, Inc.
03/15/20	9.750%	97,000	110,459

B/E Aerospace, Inc. Senior Unsecured
04/01/22	5.250%	64,000	66,880

Ball Corp.
09/15/20	6.750%	94,000	103,165

Bank of America Corp. Senior Unsecured
05/13/21	5.000%	715,000	806,576

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Biomet, Inc.(b)
08/01/20	6.500%	46,000	47,495

Bristow Group, Inc.
10/15/22	6.250%	17,000	17,786

Brocade Communications Systems, Inc. Senior Secured
01/15/18	6.625%	94,000	97,525

Building Materials Corp. of America Senior Notes(b)
05/01/21	6.750%	46,000	50,140

Burlington Northern Santa Fe LLC Senior Unsecured
09/01/42	4.375%	465,000	504,728

CC Holdings GS V LLC/Crown Castle GS III Corp. Senior Secured(b)
05/01/17	7.750%	65,000	69,225

CCO Holdings LLC/Capital Corp.
01/31/22	6.625%	41,000	44,485
09/30/22	5.250%	70,000	70,350

CHS/Community Health Systems, Inc.
11/15/19	8.000%	30,000	32,363
07/15/20	7.125%	15,000	15,863

Senior Secured
08/15/18	5.125%	43,000	44,613

CIT Group, Inc. Senior Unsecured
05/15/20	5.375%	65,000	69,387

CIT Group, Inc.(b) Senior Secured
04/01/18	6.625%	115,000	129,087

Senior Unsecured
02/15/19	5.500%	43,000	46,010

CMS Energy Corp. Senior Unsecured
12/15/15	6.875%	320,000	364,427

CNH Capital LLC(b)
11/01/16	6.250%	109,000	117,720

CONSOL Energy, Inc.
03/01/21	6.375%	25,000	24,875

CSC Holdings LLC Senior Unsecured(b)
11/15/21	6.750%	89,000	99,012

CSX Corp. Senior Unsecured
03/15/18	6.250%	1,400,000	1,723,837
03/15/44	4.100%	30,000	30,401

Calpine Corp. Senior Secured(b)
02/15/21	7.500%	86,000	93,955

Cardtronics, Inc.
09/01/18	8.250%	190,000	212,800

Carolina Power & Light Co. 1st Mortgage
05/15/42	4.100%	100,000	107,448

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	9

Columbia Global Bond Fund

Portfolio of Investments (continued)

October 31, 2012

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Carrizo Oil & Gas, Inc.
10/15/18	8.625%		40,000	43,100

Case New Holland, Inc.
12/01/17	7.875%		65,000	76,375

Celanese U.S. Holdings LLC
06/15/21	5.875%		69,000	76,849

Cequel Communications Escrow 1 LLC/Capital Corp. Senior Unsecured(b)
09/15/20	6.375%		24,000	24,300

Chaparral Energy, Inc.(b)
11/15/22	7.625%		22,000	23,375

Chesapeake Energy Corp.
08/15/20	6.625%		97,000	101,365

Choice Hotels International, Inc.
07/01/22	5.750%		14,000	15,330

Chrysler Group LLC/Co-Issuer, Inc. Secured
06/15/21	8.250%		26,000	27,788

Cimarex Energy Co.
05/01/22	5.875%		74,000	78,625

Citigroup, Inc. Senior Unsecured
08/02/19	5.000%	EUR	195,000	288,801

Clean Harbors, Inc.(b)
08/01/20	5.250%		33,000	33,825

Cleveland Electric Illuminating Co. (The) 1st Mortgage
11/15/18	8.875%		750,000	1,005,286

Clorox Co. (The) Senior Unsecured
09/15/22	3.050%		265,000	274,261

Colorado Interstate Gas Co. LLC Senior Unsecured
11/15/15	6.800%		1,920,000	2,227,542

Columbus McKinnon Corp.
02/01/19	7.875%		55,000	58,987

Comcast Corp.
08/15/37	6.950%		370,000	513,988

Comstock Resources, Inc.
06/15/20	9.500%		67,000	71,690

ConAgra Foods, Inc. Senior Unsecured
09/15/22	3.250%		250,000	255,595

Concho Resources, Inc.
01/15/21	7.000%		109,000	120,990

Continental Resources, Inc.
10/01/20	7.375%		10,000	11,250
04/01/21	7.125%		29,000	32,625
09/15/22	5.000%		82,000	86,305

Continental Resources, Inc.(b)
09/15/22	5.000%		57,000	60,135

Cott Beverages, Inc.
09/01/18	8.125%		34,000	37,740

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Crown Americas LLC/Capital Corp. III
02/01/21	6.250%	100,000	110,375

Crown Castle International Corp. Senior Unsecured(b)
01/15/23	5.250%	9,000	9,315

DISH DBS Corp.
06/01/21	6.750%	93,000	103,579
07/15/22	5.875%	22,000	23,100

DaVita HealthCare Partners, Inc.
08/15/22	5.750%	31,000	32,395

Delphi Corp.
05/15/19	5.875%	44,000	47,025
05/15/21	6.125%	43,000	47,515

Dollar General Corp.
07/15/17	4.125%	85,000	88,825

Duke Energy Corp. Senior Unsecured
06/15/18	6.250%	455,000	559,452

EP Energy LLC/Everest Acquisition Finance, Inc.(b)
09/01/22	7.750%	6,000	6,210

EP Energy LLC/Finance, Inc.(b)
Senior Secured
05/01/19	6.875%	44,000	47,520

Senior Unsecured
05/01/20	9.375%	28,000	30,940

ERAC U.S.A. Finance LLC(b)
03/15/42	5.625%	880,000	1,003,640

El Paso LLC Senior Unsecured
09/15/20	6.500%	168,000	187,824
01/15/32	7.750%	10,000	11,934

Embarq Corp. Senior Unsecured
06/01/36	7.995%	1,200,000	1,295,338

Enterprise Products Operating LLC
02/15/42	5.700%	385,000	465,175

Equinix, Inc. Senior Unsecured
07/15/21	7.000%	120,000	133,200

First Data Corp. Senior Secured(b)
06/15/19	7.375%	93,000	95,557

Fresenius Medical Care U.S. Finance II, Inc.(b)
01/31/22	5.875%	20,000	21,275

Fresenius Medical Care U.S. Finance, Inc.(b)
09/15/18	6.500%	16,000	17,920

Frontier Communications Corp. Senior Unsecured
04/15/20	8.500%	10,000	11,550
04/15/22	8.750%	27,000	31,118
01/15/23	7.125%	37,000	39,405

General Electric Capital Corp. Senior Unsecured
10/17/21	4.650%	1,100,000	1,244,658

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2012

Columbia Global Bond Fund

Portfolio of Investments (continued)

October 31, 2012

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
General Electric Co. Senior Unsecured
10/09/42	4.125%		355,000	371,990

Goldman Sachs Group, Inc. (The) Senior Unsecured
05/02/18	6.375%	EUR	350,000	539,429
06/15/20	6.000%		680,000	798,356
01/24/22	5.750%		205,000	237,980

Graphic Packaging International, Inc.
10/01/18	7.875%		38,000	42,275

Greif, Inc. Senior Unsecured
02/01/17	6.750%		127,000	140,017

Grifols, Inc.
02/01/18	8.250%		41,000	45,510

H&E Equipment Services, Inc.(b)
09/01/22	7.000%		13,000	13,520

HCA, Inc. Senior Secured
09/15/20	7.250%		50,000	55,312
05/01/23	4.750%		15,000	15,000

HealthSouth Corp.
09/15/22	7.750%		57,000	62,415

Hertz Corp. (The)(b)
10/15/20	5.875%		7,000	7,070
10/15/22	6.250%		20,000	20,275

Hexion US Finance Corp. Senior Secured
04/15/20	6.625%		16,000	15,960

Hiland Partners LP/Finance Corp.(b)
10/01/20	7.250%		49,000	50,960

Hologic, Inc.(b)
08/01/20	6.250%		13,000	13,780

Huntington Ingalls Industries, Inc.
03/15/21	7.125%		77,000	82,775

Huntsman International LLC
03/15/21	8.625%		23,000	26,163

IMS Health, Inc. Senior Unsecured(b)
11/01/20	6.000%		20,000	20,350

Indiana Michigan Power Co. Senior Unsecured
03/15/37	6.050%		935,000	1,168,344

Interface, Inc.
12/01/18	7.625%		43,000	46,494

Interline Brands, Inc.
11/15/18	7.500%		129,000	139,320

International Lease Finance Corp. Senior Unsecured
04/01/19	5.875%		23,000	24,367
12/15/20	8.250%		65,000	76,619

Ipalco Enterprises, Inc. Senior Secured
05/01/18	5.000%		60,000	63,300

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
JM Huber Corp. Senior Notes(b)
11/01/19	9.875%		80,000	88,800

JMC Steel Group, Inc. Senior Notes(b)
03/15/18	8.250%		42,000	42,630

KB Home
03/15/20	8.000%		13,000	14,528
09/15/22	7.500%		11,000	11,908

Kinder Morgan Energy Partners LP Senior Unsecured
09/01/41	5.625%		975,000	1,144,621

Kraft Foods Group, Inc. Senior Unsecured(b)
06/04/42	5.000%		245,000	286,128

Kratos Defense & Security Solutions, Inc. Senior Secured
06/01/17	10.000%		55,000	59,400

Lamar Media Corp.
02/01/22	5.875%		63,000	66,780

Laredo Petroleum, Inc.
05/01/22	7.375%		20,000	21,800

Lear Corp.
03/15/18	7.875%		89,000	97,010

Lender Processing Services, Inc.
04/15/23	5.750%		23,000	24,323

Level 3 Financing, Inc.
04/01/19	9.375%		52,000	57,980

Libbey Glass, Inc. Senior Secured(b)
05/15/20	6.875%		27,000	29,025

Liberty Mutual Group, Inc.(b)
05/01/22	4.950%		355,000	387,682

Limited Brands, Inc.
04/01/21	6.625%		65,000	74,344

MGM Resorts International Senior Secured
03/15/20	9.000%		21,000	23,468

MGM Resorts International(b)
10/01/20	6.750%		5,000	4,963

Manitowoc Co., Inc. (The)
11/01/20	8.500%		30,000	33,675

Marathon Petroleum Corp. Senior Unsecured
03/01/41	6.500%		395,000	511,043

MarkWest Energy Partners LP/Finance Corp.
06/15/22	6.250%		113,000	122,605
02/15/23	5.500%		39,000	40,950

Meritage Homes Corp.
04/01/22	7.000%		22,000	23,760

Morgan Stanley Senior Unsecured
10/02/17	5.500%	EUR	395,000	573,456

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	11

Columbia Global Bond Fund

Portfolio of Investments (continued)

October 31, 2012

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Mylan, Inc.(b)
11/15/18	6.000%	80,000	85,200

NBCUniversal Media, Inc. Senior Unsecured
01/15/23	2.875%	225,000	226,769

National CineMedia LLC Senior Unsecured
07/15/21	7.875%	97,000	105,972

National CineMedia LLC(b) Senior Secured
04/15/22	6.000%	68,000	71,740

Neuberger Berman Group LLC/Finance Corp. Senior Unsecured(b)
03/15/22	5.875%	25,000	26,688

Nevada Power Co.
05/15/18	6.500%	365,000	460,027

Newfield Exploration Co. Senior Unsecured
07/01/24	5.625%	40,000	42,700

News America, Inc.
02/15/41	6.150%	840,000	1,087,204

NiSource Finance Corp.
09/15/17	5.250%	2,000,000	2,321,809
09/15/20	5.450%	270,000	320,666

Nielsen Finance LLC/Co.(b)
10/01/20	4.500%	51,000	50,617

Northwest Pipeline GP Senior Unsecured
04/15/17	5.950%	460,000	536,480

Nuance Communications, Inc.(b)
08/15/20	5.375%	54,000	55,080

Oasis Petroleum, Inc.
01/15/23	6.875%	51,000	54,060

Omnicare, Inc.
06/01/20	7.750%	99,000	108,900

Oshkosh Corp.
03/01/17	8.250%	146,000	158,957

Pacific Gas & Electric Co. Senior Unsecured
10/01/20	3.500%	305,000	339,808

Peabody Energy Corp.
11/15/18	6.000%	120,000	124,500

Penn National Gaming, Inc. Senior Subordinated Notes
08/15/19	8.750%	43,000	48,052

Penske Automotive Group, Inc.(b)
10/01/22	5.750%	11,000	11,206

Phillips 66(b)
05/01/17	2.950%	85,000	90,655

Physio-Control International, Inc. Senior Secured(b)
01/15/19	9.875%	62,000	67,890

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Plains Exploration & Production Co.
11/15/20	6.500%	61,000	61,000
02/15/23	6.875%	116,000	115,855

Polypore International, Inc.
11/15/17	7.500%	70,000	75,600

Prudential Financial, Inc. Senior Unsecured
05/12/41	5.625%	115,000	136,000

QEP Resources, Inc. Senior Unsecured
10/01/22	5.375%	57,000	59,636
05/01/23	5.250%	40,000	41,700

QVC, Inc. Senior Secured(b)
07/02/22	5.125%	7,000	7,319

Rain CII Carbon LLC/Corp. Senior Secured(b)
12/01/18	8.000%	69,000	71,587

Range Resources Corp.
05/15/19	8.000%	45,000	49,725

Reed Elsevier Capital, Inc.(b)
10/15/22	3.125%	570,000	576,780

Regency Energy Partners LP/Corp.
04/15/23	5.500%	17,000	17,680

Regency Energy Partners LP/Finance Corp.
07/15/21	6.500%	94,000	101,990

Reynolds Group Issuer, Inc./LLC Senior Secured
08/15/19	7.875%	83,000	90,055

Reynolds Group Issuer, Inc./LLC(b) Senior Secured
10/15/20	5.750%	30,000	30,300

Rockwood Specialties Group, Inc.
10/15/20	4.625%	59,000	60,770

SBA Telecommunications, Inc.
08/15/19	8.250%	20,000	22,350

SBA Telecommunications, Inc.(b)
07/15/20	5.750%	23,000	23,920

SM Energy Co. Senior Unsecured
11/15/21	6.500%	68,000	71,570

SPL Logistics Escrow LLC/Finance Corp. Senior Secured(b)
08/01/20	8.875%	73,000	77,562

STHI Holding Corp. Secured(b)
03/15/18	8.000%	51,000	54,570

Sally Holdings LLC/Capital, Inc.
11/15/19	6.875%	21,000	23,284
06/01/22	5.750%	3,000	3,206

Sealed Air Corp.(b)
09/15/21	8.375%	9,000	9,900

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2012

Columbia Global Bond Fund

Portfolio of Investments (continued)

October 31, 2012

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Shearer’s Escrow Corp. Senior Secured(b)
11/01/19	9.000%	24,000	24,630

Sonic Automotive, Inc.(b)
07/15/22	7.000%	10,000	10,713

Southern Natural Gas Co. LLC Senior Unsecured(b)
04/01/17	5.900%	2,131,000	2,497,937

Southern Star Central Corp. Senior Unsecured
03/01/16	6.750%	138,000	140,587

Spectrum Brands, Inc. Senior Secured
06/15/18	9.500%	41,000	46,022

Spectrum Brands, Inc.(b)
03/15/20	6.750%	18,000	18,383

Sprint Nextel Corp. Senior Unsecured
08/15/20	7.000%	26,000	28,535

Sprint Nextel Corp.(b)
11/15/18	9.000%	115,000	142,025
03/01/20	7.000%	35,000	40,600

Starz LLC/Finance Corp. Senior Notes(b)
09/15/19	5.000%	18,000	18,405

Synovus Financial Corp. Senior Unsecured
02/15/19	7.875%	53,000	59,890

Tampa Electric Co. Senior Unsecured
06/15/42	4.100%	100,000	110,728

Taylor Morrison Communities, Inc./Monarch, Inc.(b)
04/15/20	7.750%	93,000	99,045

Tenet Healthcare Corp. Senior Secured(b)
06/01/20	4.750%	31,000	30,729

Terex Corp.
04/01/20	6.500%	38,000	39,900

Tesoro Logistics LP/Finance Corp. Senior Notes(b)
10/01/20	5.875%	25,000	25,875

Time Warner Cable, Inc.
07/01/18	6.750%	445,000	563,340
02/01/20	5.000%	465,000	547,731

Time Warner, Inc.
03/29/41	6.250%	250,000	323,880

Toledo Edison Co. (The) Senior Secured
05/15/37	6.150%	1,600,000	2,079,507

Tomkins LLC/Inc. Secured
10/01/18	9.000%	52,000	58,240

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
TransDigm, Inc. Senior Subordinated Notes(b)
10/15/20	5.500%		26,000	26,325

Transcontinental Gas Pipe Line Co. LLC Senior Unsecured
04/15/16	6.400%		3,255,000	3,798,588

UR Merger Sub Corp.(b)
05/15/20	7.375%		41,000	44,280
04/15/22	7.625%		103,000	112,785

Secured
07/15/18	5.750%		49,000	52,552

Union Pacific Corp. Senior Unsecured
06/15/42	4.300%		220,000	242,813

United Rentals, Inc.
06/15/23	6.125%		4,000	4,050

United States Cellular Corp. Senior Unsecured
12/15/33	6.700%		165,000	172,950

UnitedHealth Group, Inc. Senior Unsecured
10/15/42	3.950%		85,000	86,128

Universal Hospital Services, Inc. Secured(b)
08/15/20	7.625%		11,000	11,413

Univision Communications, Inc.(b) Senior Secured
05/15/19	6.875%		37,000	37,833
09/15/22	6.750%		18,000	18,000

VPI Escrow Corp.(b)
10/15/20	6.375%		29,000	30,523

Vail Resorts, Inc.
05/01/19	6.500%		86,000	93,310

Valeant Pharmaceuticals International Senior Notes(b)
10/15/20	6.375%		6,000	6,315

Verizon New York, Inc. Senior Unsecured
04/01/32	7.375%		165,000	222,467

Visteon Corp.
04/15/19	6.750%		93,000	95,674

Wells Fargo & Co. Senior Unsecured
11/03/16	4.125%	EUR	330,000	478,470

Whiting Petroleum Corp.
10/01/18	6.500%		5,000	5,394

Windstream Corp.
03/15/19	7.000%		40,000	40,950
10/15/20	7.750%		45,000	48,487

Zayo Group LLC/Capital, Inc. Senior Secured
01/01/20	8.125%		119,000	130,305

tw telecom Holdings, Inc.(b)
10/01/22	5.375%		14,000	14,385

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	13

Columbia Global Bond Fund

Portfolio of Investments (continued)

October 31, 2012

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
tw telecom holdings, inc.
03/01/18	8.000%	106,000	116,600

Total			46,629,606

Total Corporate Bonds & Notes
(Cost: $49,773,915)			55,297,066

Residential Mortgage-Backed Securities — Agency 6.5%
United States 6.5%
Federal Home Loan Mortgage Corp.(c)
04/01/42 - 05/01/42	3.500%	5,280,666	5,669,515
10/01/18	5.000%	203,063	223,218
09/01/17 - 08/01/33	6.500%	160,706	180,292

Federal National Mortgage Association(c)
06/01/27	2.500%	2,539,448	2,666,413
08/01/18 - 09/01/40	4.500%	783,153	856,306
12/01/18 - 06/01/33	5.000%	1,758,768	1,961,087
11/01/18 - 06/01/33	5.500%	1,072,164	1,204,261
03/01/17 - 04/01/33	6.000%	437,624	489,264
04/01/17 - 09/01/32	6.500%	672,139	769,401
05/01/32 - 06/01/32	7.000%	551,310	655,708
05/01/32 - 11/01/32	7.500%	363,210	445,776

Federal National Mortgage Association(c)(d)
01/01/37	5.500%	696,942	790,772
11/01/33	6.500%	201,601	231,714

Government National Mortgage Association(c)
10/15/33	5.500%	491,077	559,513

Total			16,703,240

Total Residential Mortgage-Backed Securities — Agency
(Cost: $15,673,618)			16,703,240

Residential Mortgage-Backed Securities — Non-Agency 0.2%
United States 0.2%
Harborview Mortgage Loan Trust CMO Series 2004-1 Class 4A(c)(e)
04/19/34	4.663%	505,558	480,106

Total Residential Mortgage-Backed Securities — Non-Agency
(Cost: $454,986)			480,106

Commercial Mortgage-Backed Securities — Agency 0.1%
United States 0.1%
Federal National Mortgage Association(c)
09/01/13	5.720%	272,316	279,501

Total Commercial Mortgage-Backed Securities — Agency
(Cost: $273,393)			279,501

Commercial Mortgage-Backed Securities — Non-Agency 2.0%
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
United States 2.0%
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2007-CD4 Class A4(c)
12/11/49	5.322%		250,000	287,623

Credit Suisse First Boston Mortgage Securities Corp. Series 2004-C2 Class A1(c)
05/15/36	3.819%		243,317	248,403

General Electric Capital Assurance Co. Series 2003-1 Class A4(b)(c)(e)
05/12/35	5.254%		179,332	189,777

Greenwich Capital Commercial Funding Corp. Series 2007-GG9 Class A4(c)
03/10/39	5.444%		800,000	921,554

JPMorgan Chase Commercial Mortgage Securities Corp.(c) Series 2003-LN1 Class A1
10/15/37	4.134%		25,441	25,671

JPMorgan Chase Commercial Mortgage Securities Corp.(c)(e) Series 2005-LDP3 Class ASB
08/15/42	4.893%		599,716	629,706

LB-UBS Commercial Mortgage Trust(c) Series 2004-C2 Class A3
03/15/29	3.973%		247,398	250,462

LB-UBS Commercial Mortgage Trust(c)(e) Series 2007-C7 Class A3
09/15/45	5.866%		835,000	1,004,785

Morgan Stanley Capital I, Inc. Series 2011-C1 Class A4(b)(c)(e)
09/15/47	5.033%		750,000	891,403

S2 Hospitality LLC Series 2012-LV1 Class A(b)(c)
04/15/25	4.500%		322,464	323,953

Wachovia Bank Commercial Mortgage Trust Series 2006-C27 Class APB(c)
07/15/45	5.727%		359,301	361,063

Total				5,134,400

Total Commercial Mortgage-Backed Securities — Non-Agency
(Cost: $4,623,907)				5,134,400

Asset-Backed Securities — Non-Agency(a) 0.3%
Denmark 0.1%
Nykredit Realkredit A/S Mortgage
04/01/28	5.000%	DKK	1,973,488	365,802

United States 0.2%
GTP Towers Issuer LLC(b)
02/15/15	4.436%		450,000	466,832

Total Asset-Backed Securities — Non-Agency
(Cost: $819,712)				832,634

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2012

Columbia Global Bond Fund

Portfolio of Investments (continued)

October 31, 2012

Inflation-Indexed Bonds(a) 0.9%
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Japan 0.9%
Japanese Government CPI-Linked Bond Senior Unsecured
03/10/18	1.400%	JPY	167,620,000	2,317,032

Total Inflation-Indexed Bonds
(Cost: $1,551,640)				2,317,032

U.S. Treasury Obligations 4.5%
United States 4.5%
U.S. Treasury
03/15/14	1.250%		235,000	238,195
03/31/17	1.000%		4,785,000	4,863,129
02/15/22	2.000%		1,250,000	1,294,434
08/15/22	1.625%		415,000	412,730
11/15/41	3.125%		3,295,000	3,496,819
02/15/42	3.125%		325,000	344,500
05/15/42	3.000%		795,000	821,210

Total				11,471,017

Total U.S. Treasury Obligations
(Cost: $11,153,573)				11,471,017

Foreign Government Obligations(a) 54.3%
Argentina 0.2%
Argentina Bonar Bonds Senior Unsecured
09/12/13	7.000%		383,000	356,190
04/17/17	7.000%		194,000	143,560

Total				499,750

Belgium 0.4%
Belgium Government Bond
03/28/14	4.000%	EUR	750,000	1,023,712

Brazil 2.4%
Banco Nacional de Desenvolvimento Economico e Social Senior Unsecured(b)
06/10/19	6.500%		210,000	260,521

Brazil Notas do Tesouro Nacional
01/01/13	10.000%	BRL	5,870,000	2,998,083
01/01/17	10.000%	BRL	3,908,000	2,086,176

Brazilian Government International Bond Senior Unsecured
01/07/41	5.625%		270,000	346,275

Petrobras International Finance Co.
01/27/21	5.375%		420,000	474,946

Total				6,166,001

Canada 5.9%
Bank of Montreal(b)
10/31/14	1.300%		830,000	843,904
01/30/17	1.950%		810,000	847,098

Foreign Government Obligations(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Bank of Nova Scotia(b)
01/30/17	1.950%		3,000,000	3,137,400

Canadian Government Bond
06/01/18	4.250%	CAD	180,000	207,623
06/01/19	3.750%	CAD	1,195,000	1,363,108

National Bank of Canada(b)
10/19/16	2.200%		1,000,000	1,054,700

Province of British Columbia
06/18/14	5.300%	CAD	1,070,000	1,141,715

Province of Ontario
03/08/14	5.000%	CAD	1,490,000	1,567,398

Senior Unsecured
05/26/15	0.950%		1,160,000	1,171,486

Province of Quebec
12/01/17	4.500%	CAD	1,628,000	1,828,576

Toronto-Dominion Bank (The)(b)
09/14/16	1.625%		1,878,000	1,939,411

Total				15,102,419

Colombia 0.5%
Colombia Government International Bond Senior Unsecured
01/18/41	6.125%		235,000	321,289

Corp. Andina De Fomento
06/15/22	4.375%		932,000	1,013,435

Total				1,334,724

Czech Republic 0.1%
Czech Republic Government Bond
06/16/13	3.700%	CZK	7,230,000	381,317

Denmark 0.2%
Nordea Kredit Realkreditaktieselsk
01/01/13	2.000%	DKK	3,000,000	523,107

Finland 0.8%
Finland Government Bond Senior Unsecured
04/15/21	3.500%	EUR	1,380,000	2,063,786

France 5.0%
Cie de Financement Foncier SA(b)
09/16/15	2.500%		600,000	623,214

Electricite de France SA Senior Unsecured
02/05/18	5.000%	EUR	350,000	533,492

France Government Bond OAT
04/25/13	4.000%	EUR	3,620,000	4,779,108
10/25/16	5.000%	EUR	1,305,000	1,976,116
10/25/17	4.250%	EUR	1,500,000	2,248,106
10/25/19	3.750%	EUR	975,000	1,444,082
10/25/21	3.250%	EUR	630,000	897,366

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	15

Columbia Global Bond Fund

Portfolio of Investments (continued)

October 31, 2012

Foreign Government Obligations(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
French Treasury Note BTAN
01/12/14	2.500%	EUR	300,000	399,955

Total				12,901,439

Germany 6.9%
Bayerische Landesbank Senior Unsecured
04/22/13	1.400%	JPY	82,000,000	1,031,315

Bundesrepublik Deutschland
07/04/14	4.250%	EUR	1,615,000	2,240,020
01/04/15	3.750%	EUR	900,000	1,260,149
07/04/19	3.500%	EUR	1,390,000	2,109,099
07/04/27	6.500%	EUR	2,045,000	4,198,645
07/04/28	4.750%	EUR	1,035,000	1,829,357
07/04/34	4.750%	EUR	2,090,000	3,883,012
07/04/44	2.500%	EUR	840,000	1,131,924

Total				17,683,521

Greece —%
Hellenic Republic Government Bond Senior Unsecured(e)
10/15/42	0.000%	EUR	488,200	3,955

Indonesia 1.8%
Indonesia Government International Bond(b) Senior Unsecured
01/17/18	6.875%		500,000	610,000
10/12/35	8.500%		190,000	304,475
01/17/38	7.750%		140,000	211,925

Indonesia Treasury Bond Senior Unsecured
05/15/16	10.750%	IDR	3,620,000,000	440,911
11/15/20	11.000%	IDR	10,840,000,000	1,511,124
07/15/22	10.250%	IDR	10,594,000,000	1,455,385

Total				4,533,820

Italy —%
Italy Buoni Poliennali Del Tesoro
11/01/26	7.250%	EUR	283	439

Japan 9.5%
Japan Government 10-Year Bond Senior Unsecured
12/20/12	1.000%	JPY	130,000,000	1,630,293
09/20/17	1.700%	JPY	392,000,000	5,268,872

Japan Government 20-Year Bond Senior Unsecured
03/20/20	2.400%	JPY	111,000,000	1,584,516
12/20/22	1.400%	JPY	424,000,000	5,629,433
12/20/26	2.100%	JPY	390,500,000	5,440,908
09/20/29	2.100%	JPY	146,000,000	1,990,882

Japan Government 30-Year Bond Senior Unsecured
12/20/34	2.400%	JPY	144,000,000	2,007,518

Foreign Government Obligations(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
03/20/39	2.300%	JPY	64,500,000	878,973

Total				24,431,395

Kazakhstan 0.1%
KazMunayGas National Co. Senior Unsecured(b)
07/02/18	9.125%		250,000	325,850

Lithuania 0.1%
Lithuania Government International Bond Senior Unsecured(b)
09/14/17	5.125%		210,000	236,372

Malaysia 0.7%
Petronas Capital Ltd.(b)
08/12/19	5.250%		1,620,000	1,934,988

Mexico 1.8%
Mexican Bonos
12/19/13	8.000%	MXN	2,007,600	1,586,797
12/17/15	8.000%	MXN	2,668,260	2,208,819

Mexican Government International Bond Senior Unsecured
09/27/34	6.750%		270,000	382,050

Petroleos Mexicanos
01/24/22	4.875%		500,000	560,000

Total				4,737,666

Netherlands 5.0%
Bank Nederlandse Gemeenten Senior Unsecured(b)
03/23/15	1.375%		960,000	975,456

Netherlands Government Bond(b)
07/15/13	4.250%	EUR	1,505,000	2,007,952
07/15/16	4.000%	EUR	2,030,000	2,970,606
07/15/20	3.500%	EUR	4,585,000	6,849,248

Total				12,803,262

New Zealand 0.9%
New Zealand Government Bond Senior Unsecured
04/15/13	6.500%	NZD	2,900,000	2,427,985

Norway 1.1%
Norway Government Bond
05/15/13	6.500%	NOK	12,230,000	2,197,766
05/19/17	4.250%	NOK	3,900,000	764,349

Total				2,962,115

Peru 0.1%
Peruvian Government International Bond Senior Unsecured
07/21/25	7.350%		150,000	218,250

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2012

Columbia Global Bond Fund

Portfolio of Investments (continued)

October 31, 2012

Foreign Government Obligations(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Philippines 0.1%
Power Sector Assets & Liabilities Management Corp. Government Guaranteed(b)
05/27/19	7.250%		290,000	376,275

Poland 1.5%
Poland Government Bond
04/25/13	5.250%	PLN	3,590,000	1,130,080
10/25/17	5.250%	PLN	8,585,000	2,823,707

Total				3,953,787

Russian Federation 0.7%
AK Transneft OJSC Via TransCapitalInvest Ltd.(b)
08/07/18	8.700%		100,000	129,092

Gazprom OAO Via Gaz Capital SA(b) Senior Unsecured
11/22/16	6.212%		100,000	110,880
08/16/37	7.288%		230,000	297,850

Russian Foreign Bond — Eurobond Senior Unsecured(b)
03/31/30	7.500%		1,081,125	1,369,029

Total				1,906,851

South Africa 0.5%
South Africa Government Bond Senior Unsecured
12/21/14	8.750%	ZAR	9,575,000	1,187,468

South Korea 0.6%
Export-Import Bank of Korea Senior Unsecured
01/21/14	8.125%		360,000	389,459
01/14/15	5.875%		450,000	494,143
04/11/22	5.000%		500,000	588,997

Total				1,472,599

Sweden 1.3%
Nordea Hypotek AB
06/19/13	4.250%	SEK	7,300,000	1,123,435

Sweden Government Bond
08/12/17	3.750%	SEK	6,330,000	1,074,484
06/01/22	3.500%	SEK	5,800,000	1,026,877

Total				3,224,796

Turkey 0.3%
Turkey Government International Bond Senior Unsecured
03/17/36	6.875%		540,000	694,872

United Kingdom 4.7%
United Kingdom Gilt
09/07/16	4.000%	GBP	1,070,000	1,955,984

Foreign Government Obligations(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
03/07/19	4.500%	GBP	820,000	1,599,521
09/07/21	3.750%	GBP	190,000	360,349
03/07/25	5.000%	GBP	500,000	1,064,445
12/07/27	4.250%	GBP	940,000	1,876,587
03/07/36	4.250%	GBP	665,000	1,314,514
12/07/38	4.750%	GBP	795,000	1,694,315
12/07/40	4.250%	GBP	630,000	1,242,601
12/07/49	4.250%	GBP	555,000	1,097,542

Total				12,205,858

Uruguay 0.2%
Uruguay Government International Bond Senior Unsecured
03/21/36	7.625%		275,000	426,938

Venezuela 0.9%
Petroleos de Venezuela SA
04/12/17	5.250%		1,190,000	940,100

Venezuela Government International Bond Senior Unsecured
02/26/16	5.750%		620,000	571,950
05/07/23	9.000%		931,000	816,952

Total				2,329,002

Total Foreign Government Obligations
(Cost: $127,551,800)				140,074,319

Senior Loans 0.2%
Borrower	Weighted Average Coupon	Principal Amount ($)		Value ($)
Australia —%
FMG Resources August 2006 Proprietary Ltd. Term Loan(e)(f)(g)
10/18/17	5.750%		68,000	67,626

Germany —%
Schaeffler AG Tranche C2 Term Loan(e)(f)
01/27/17	6.000%		29,000	29,285

United States 0.2%
Asurion LLC 1st Lien Term Loan(e)(f)
05/24/18	5.500%		5,000	5,031

Blue Coat Systems 1st Lien Term Loan(e)(f)(g)
02/15/18	5.750%		15,000	15,038

Candy Intermediate Holdings, Inc. Term Loan(e)(f)
06/18/18	7.509%		16,957	17,074

ConvaTec, Inc. Term Loan(e)(f)(g)
12/22/16	5.000%		6,000	6,023

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	17

Columbia Global Bond Fund

Portfolio of Investments (continued)

October 31, 2012

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Cumulus Media Holdings, Inc. 2nd Lien Term Loan(e)(f)
09/16/19	7.500%	24,704	24,982

Lonestar Intermediate Super Holdings LLC Term Loan(e)(f)
09/02/19	11.000%	95,000	100,937

New Breed Logistics, Inc. Term Loan(e)(f)
10/01/19	6.000%	86,000	85,355

Serta Simmons Holdings LLC Tranche B Term Loan(e)(f)(g)
10/01/19	5.000%	65,000	64,930

West Corp. Tranche B6 Term Loan(e)(f)
06/30/18	5.750%	35,910	36,404

WideOpenWest Finance LLC Term Loan(e)(f)
07/17/18	6.250%	12,968	13,073

Total			368,847

Total Senior Loans
(Cost: $452,035)			465,758

Treasury Bills(a) 1.0%
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Australia 1.0%
Australia Treasury Bills
02/08/13	2.960%	AUD	2,605,000	2,682,391

Total Treasury Bills
(Cost: $2,676,857)				2,682,391

Money Market Funds 5.3%
		Shares		Value ($)
Columbia Short-Term Cash Fund,
0.149%(h)(i)			13,776,932	13,776,932

Total Money Market Funds
(Cost: $13,776,932)				13,776,932

Total Investments
(Cost: $228,782,368)				249,514,396

Other Assets & Liabilities, Net				8,394,027

Net Assets				257,908,423

At October 31, 2012, $847,494 was held in a margin deposit account as collateral to cover initial margin requirements on open futures contracts.

Futures Contracts Outstanding at October 31, 2012

Contract Description	Number of Contracts Long (Short)	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Australian Government Bond, 10-year	(148)	(14,895,328)	December 2012	—	(135,915)

Euro-Bund, 10-year	101	18,547,483	December 2012	159,365	—

Japanese Government Bond, 10-year	3	5,420,894	December 2012	11,880	—

U.S. Treasury Note, 5-year	(78)	(9,691,500)	December 2012	—	(17,133)

U.S. Treasury Note, 10-year	(136)	(18,092,250)	December 2012	28,898	—

U.S. Treasury Ultra Bond, 30-year	(2)	(330,187)	December 2012	4,012	—

Total				204,155	(153,048)

Forward Foreign Currency Exchange Contracts Open at October 31, 2012

Counterparty	Exchange Date	Currency to be Delivered			Currency to be Received			Unrealized Appreciation ($)	Unrealized Depreciation ($)
HSBC Securities (USA), Inc.	November 13, 2012	1,951,319	(USD	)	1,916,000	(CAD	)	—	(33,371)

J.P. Morgan Securities, Inc.	November 19, 2012	12,449,291	(USD	)	976,317,000	(JPY	)	—	(217,646)

J.P. Morgan Securities, Inc.	November 19, 2012	1,507,190	(USD	)	1,850,000	(SGD	)	9,424	—

UBS Securities	November 27, 2012	450,677	(USD	)	279,000	(GBP	)	—	(480)

UBS Securities	November 29, 2012	2,776,000	(NZD	)	2,264,522	(USD	)	—	(14,414)

Deutsche Bank	December 3, 2012	2,092,461	(USD	)	6,400,000	(MYR	)	3,556	—

Citigroup Global Markets, Inc.	December 4, 2012	7,101,000	(BRL	)	3,481,394	(USD	)	661	—

State Street Bank & Trust Co.	December 4, 2012	2,153,000	(EUR	)	2,783,506	(USD	)	—	(7,929)

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2012

Columbia Global Bond Fund

Portfolio of Investments (continued)

October 31, 2012

Counterparty	Exchange Date	Currency to be Delivered			Currency to be Received			Unrealized Appreciation ($)	Unrealized Depreciation ($)
J.P. Morgan Securities, Inc.	December 5, 2012	4,540,000	(PLN	)	1,405,051	(USD	)	—	(11,324)

HSBC Securities (USA), Inc.	December 5, 2012	1,342,493	(USD	)	1,300,000	(AUD	)	3,332	—

UBS Securities	December 6, 2012	17,000,000	(MXN	)	1,298,082	(USD	)	4,281	—

Deutsche Bank	December 7, 2012	20,095,000	(ILS	)	5,156,928	(USD	)	—	(9,403)

Standard Chartered Bank	December 7, 2012	6,294,000	(SGD	)	5,161,767	(USD	)	2,073	—

Morgan Stanley	December 7, 2012	75,426,000	(TWD	)	2,583,967	(USD	)	2,086	—

Citigroup Global Markets, Inc.	December 7, 2012	5,091,427	(USD	)	276,159,000	(INR	)	5,854	—

Citigroup Global Markets, Inc.	December 7, 2012	2,607,264	(USD	)	2,850,000,000	(KRW	)	777	—

J.P. Morgan Securities, Inc.	December 7, 2012	2,574,632	(USD	)	8,218,000	(PLN	)	—	(11,402)

Barclays Bank PLC	December 7, 2012	5,124,173	(USD	)	161,806,000	(RUB	)	2,442	—

Standard Chartered Bank	December 12, 2012	692,000	(AUD	)	714,075	(USD	)	—	(1,898)

Standard Chartered Bank	December 12, 2012	430,000	(CAD	)	429,699	(USD	)	—	(467)

HSBC Securities (USA), Inc.	December 12, 2012	16,320,000	(CHF	)	17,426,867	(USD	)	—	(108,322)

Standard Chartered Bank	December 12, 2012	3,358,000	(CHF	)	3,586,553	(USD	)	—	(21,484)

Goldman, Sachs & Co.	December 12, 2012	22,503,000	(EUR	)	29,037,309	(USD	)	—	(141,439)

Standard Chartered Bank	December 12, 2012	2,000,000	(EUR	)	2,581,460	(USD	)	—	(11,861)

Standard Chartered Bank	December 12, 2012	805,000	(GBP	)	1,291,051	(USD	)	—	(7,846)

Standard Chartered Bank	December 12, 2012	285,030,000	(JPY	)	3,581,228	(USD	)	9,365	—

State Street Bank & Trust Co.	December 12, 2012	924,400,000	(JPY	)	11,613,795	(USD	)	29,641	—

Standard Chartered Bank	December 12, 2012	4,140,000	(NOK	)	716,351	(USD	)	—	(8,731)

Standard Chartered Bank	December 12, 2012	874,000	(NZD	)	715,369	(USD	)	—	(1,489)

Standard Chartered Bank	December 12, 2012	4,788,000	(SEK	)	716,283	(USD	)	—	(4,704)

Morgan Stanley	December 12, 2012	11,570,583	(USD	)	11,213,000	(AUD	)	30,869	—

Credit Suisse	December 12, 2012	29,013,317	(USD	)	29,030,000	(CAD	)	27,915	—

UBS Securities	December 12, 2012	17,408,268	(USD	)	100,613,000	(NOK	)	213,143	—

Total								345,419	(614,210)

Notes to Portfolio of Investments

(a)	Principal amounts are denominated in United States Dollars unless otherwise noted.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2012, the value of these securities amounted to $39,398,522 or 15.28% of net assets.

(c)	The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(d)	At October 31, 2012, investments in securities included securities valued at $248,926 that were partially pledged as collateral to cover initial margin deposits on open interest rate futures contracts.

(e)	Variable rate security. The interest rate shown reflects the rate as of October 31, 2012.

(f)	Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate (“LIBOR”) and other short-term rates. The interest rate shown reflects the weighted average coupon as of October 31, 2012. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(g)	Represents a security purchased on a when-issued or delayed delivery basis.

(h)	The rate shown is the seven-day current annualized yield at October 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	19

Columbia Global Bond Fund

Portfolio of Investments (continued)

October 31, 2012

Notes to Portfolio of Investments (continued)

(i)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended October 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds From Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	14,432,698	85,716,320	(86,372,086)	13,776,932	25,344	13,776,932

Abbreviation Legend

CMO	Collateralized Mortgage Obligation

Currency Legend

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CHF	Swiss Franc

CZK	Czech Koruna

DKK	Danish Krone

EUR	Euro

GBP	British Pound

IDR	Indonesian Rupiah

ILS	Israeli Shekel

INR	Indian Rupee

JPY	Japanese Yen

KRW	Korean Won

MXN	Mexican Peso

MYR	Malaysia Ringgits

NOK	Norwegian Krone

NZD	New Zealand Dollar

PLN	Polish Zloty

RUB	Russian Rouble

SEK	Swedish Krona

SGD	Singapore Dollar

TWD	Taiwan Dollar

USD	US Dollar

ZAR	South African Rand

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2012

Columbia Global Bond Fund

Portfolio of Investments (continued)

October 31, 2012

Fair Value Measurements (continued)

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at October 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds

Corporate Bonds & Notes	—	55,297,066	—	55,297,066

Residential Mortgage-Backed Securities — Agency	—	16,703,240	—	16,703,240

Residential Mortgage-Backed Securities — Non-Agency	—	480,106	—	480,106

Commercial Mortgage-Backed Securities — Agency	—	279,501	—	279,501

Commercial Mortgage-Backed Securities — Non-Agency	—	5,134,400	—	5,134,400

Asset-Backed Securities — Non-Agency	—	832,634	—	832,634

Inflation-Indexed Bonds	—	2,317,032	—	2,317,032

U.S. Treasury Obligations	11,471,017	—	—	11,471,017

Foreign Government Obligations	—	140,074,319	—	140,074,319

Total Bonds	11,471,017	221,118,298	—	232,589,315

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	21

Columbia Global Bond Fund

Portfolio of Investments (continued)

October 31, 2012

Fair Value Measurements (continued)

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Short-Term Securities

Treasury Bills	—	2,682,391	—	2,682,391

Total Short-Term Securities	—	2,682,391	—	2,682,391

Other

Senior Loans	—	465,758	—	465,758

Money Market Funds	13,776,932	—	—	13,776,932

Total Other	13,776,932	465,758	—	14,242,690

Investments in Securities	25,247,949	224,266,447	—	249,514,396

Derivatives

Assets

Futures Contracts	204,155	—	—	204,155

Forward Foreign Currency Exchange Contracts	—	345,419	—	345,419

Liabilities

Futures Contracts	(153,048)	—	—	(153,048)

Forward Foreign Currency Exchange Contracts	—	(614,210)	—	(614,210)

Total	25,299,056	223,997,656	—	249,296,712

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

Corporate Bonds & Notes ($)
Balance as of October 31, 2011	1,368,098

Accrued discounts/premiums	19,434

Realized gain (loss)	120,661

Change in unrealized appreciation (depreciation)(a)	(158,544)

Sales	(1,349,649)

Purchases	—

Transfers into Level 3	—

Transfers out of Level 3	—

Balance as of October 31, 2012	—

(a)	Change in unrealized appreciation (depreciation) relating to securities held at October 31, 2012 was $0.

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2012

Columbia Global Bond Fund

Statement of Assets and Liabilities

October 31, 2012

Assets

Investments, at value

Unaffiliated issuers (identified cost $215,005,436)	$235,737,464

Affiliated issuers (identified cost $13,776,932)	13,776,932

Total investments (identified cost $228,782,368)	249,514,396

Cash	744

Foreign currency (identified cost $5,933,822)	6,062,972

Margin deposits on futures contracts	847,494

Unrealized appreciation on forward foreign currency exchange contracts	345,419

Receivable for:

Investments sold	174,247

Capital shares sold	667,341

Dividends	1,628

Interest	2,381,986

Reclaims	125,861

Expense reimbursement due from Investment Manager	7,992

Prepaid expenses	3,544

Total assets	260,133,624

Liabilities

Unrealized depreciation on forward foreign currency exchange contracts	614,210

Payable for:

Investments purchased	325,700

Investments purchased on a delayed delivery basis	152,580

Capital shares purchased	729,227

Variation margin on futures contracts	73,270

Investment management fees	20,053

Distribution fees	10,172

Foreign capital gains taxes deferred	128,051

Transfer agent fees	51,015

Administration fees	2,814

Plan administration fees	14

Compensation of board members	22,125

Other expenses	95,970

Total liabilities	2,225,201

Net assets applicable to outstanding capital stock	$257,908,423

Represented by

Paid-in capital	$232,810,641

Undistributed net investment income	5,390,605

Accumulated net realized loss	(829,807)

Unrealized appreciation (depreciation) on:

Investments	20,732,028

Foreign currency translations	150,691

Forward foreign currency exchange contracts	(268,791)

Futures contracts	51,107

Foreign capital gains tax	(128,051)

Total — representing net assets applicable to outstanding capital stock	$257,908,423

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	23

Columbia Global Bond Fund

Statement of Assets and Liabilities (continued)

October 31, 2012

Class A

Net assets	$209,872,740

Shares outstanding	29,059,537

Net asset value per share	$7.22

Maximum offering price per share(a)	$7.58

Class B

Net assets	$5,819,358

Shares outstanding	799,748

Net asset value per share	$7.28

Class C

Net assets	$8,481,266

Shares outstanding	1,179,047

Net asset value per share	$7.19

Class I

Net assets	$10,399

Shares outstanding	1,447

Net asset value per share	$7.19

Class K(b)

Net assets	$410,292

Shares outstanding	56,762

Net asset value per share	$7.23

Class R

Net assets	$5,161

Shares outstanding	716

Net asset value per share(c)	$7.20

Class W

Net assets	$31,186,650

Shares outstanding	4,320,916

Net asset value per share	$7.22

Class Z

Net assets	$2,122,557

Shares outstanding	293,832

Net asset value per share	$7.22

(a)	The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 4.75%.

(b)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

(c)	Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2012

Columbia Global Bond Fund

Statement of Operations

Year Ended October 31, 2012

Net investment income
Income:
Dividends — affiliated issuers	$25,344
Interest	9,769,497
Income from securities lending — net	13,767
Foreign taxes withheld	(48,226)

Total income	9,760,382

Expenses:
Investment management fees	1,518,028
Distribution fees
Class A	530,233
Class B	80,226
Class C	67,122
Class R	25
Class W	89,390
Transfer agent fees
Class A	653,592
Class B	26,052
Class C	20,718
Class K(a)	193
Class R	16
Class W	111,888
Class Z	3,784
Administration fees	213,057
Plan administration fees
Class K(a)	964
Compensation of board members	9,877
Custodian fees	30,084
Printing and postage fees	121,574
Registration fees	109,053
Professional fees	41,946
Other	20,344

Total expenses	3,648,166
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(483,448)
Expense reductions	(20)

Total net expenses	3,164,698

Net investment income	6,595,684

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	2,900,884
Foreign currency translations	(492,235)
Forward foreign currency exchange contracts	4,518,772
Futures contracts	(347,658)

Net realized gain	6,579,763
Net change in unrealized appreciation (depreciation) on:
Investments	(246,115)
Foreign currency translations	176,317
Forward foreign currency exchange contracts	(66,896)
Futures contracts	38,470
Foreign capital gains tax	67,421

Net change in unrealized appreciation (depreciation)	(30,803)

Net realized and unrealized gain	6,548,960

Net increase in net assets resulting from operations	$13,144,644

(a)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	25

Columbia Global Bond Fund

Statement of Changes in Net Assets

	2012	2011
Operations

Net investment income	$6,595,684	$14,739,711

Net realized gain	6,579,763	22,973,994

Net change in unrealized appreciation (depreciation)	(30,803)	(27,446,893)

Net increase in net assets resulting from operations	13,144,644	10,266,812

Distributions to shareholders

Net investment income

Class A	(13,525,752)	(9,200,711)

Class B	(525,693)	(495,637)

Class C	(333,562)	(190,844)

Class I	(205,049)	(7,489,753)

Class K(a)	(24,475)	(14,475)

Class R	(314)	(195)

Class W	(2,978,760)	(2,561,714)

Class Z	(57,642)	(8,628)

Net realized gains

Class A	(905,617)	—

Class B	(39,090)	—

Class C	(24,734)	—

Class I	(13,695)	—

Class K(a)	(1,586)	—

Class R	(22)	—

Class W	(205,051)	—

Class Z	(3,453)	—

Total distributions to shareholders	(18,844,495)	(19,961,957)

Increase (decrease) in net assets from capital stock activity	(32,579,444)	(231,596,485)

Total decrease in net assets	(38,279,295)	(241,291,630)

Net assets at beginning of year	296,187,718	537,479,348

Net assets at end of year	$257,908,423	$296,187,718

Undistributed net investment income	$5,390,605	$10,781,489

(a)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2012

Columbia Global Bond Fund

Statement of Changes in Net Assets (continued)

	Year Ended October 31, 2012		Year Ended October 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(a)	3,431,960	24,203,233	4,164,423	30,474,856

Distributions reinvested	1,875,892	12,870,895	1,150,249	8,161,033

Redemptions	(6,634,315)	(46,770,836)	(7,976,676)	(58,041,360)

Net decrease	(1,326,463)	(9,696,708)	(2,662,004)	(19,405,471)

Class B shares

Subscriptions	42,599	301,284	240,686	1,778,975

Distributions reinvested	75,354	520,694	64,521	459,127

Redemptions(a)	(644,810)	(4,565,242)	(1,439,224)	(10,634,013)

Net decrease	(526,857)	(3,743,264)	(1,134,017)	(8,395,911)

Class C shares

Subscriptions	534,165	3,767,227	227,138	1,657,291

Distributions reinvested	47,828	326,664	24,725	174,532

Redemptions	(210,878)	(1,479,741)	(270,945)	(1,959,893)

Net increase (decrease)	371,115	2,614,150	(19,082)	(128,070)

Class I shares

Subscriptions	99,977	701,945	1,650,156	11,953,911

Distributions reinvested	31,795	217,943	1,054,721	7,489,284

Redemptions	(588,039)	(4,093,918)	(28,404,814)	(207,731,335)

Net decrease	(456,267)	(3,174,030)	(25,699,937)	(188,288,140)

Class K shares(b)

Subscriptions	15,229	111,009	2,016	14,637

Distributions reinvested	3,797	26,061	2,042	14,475

Redemptions	(1,782)	(12,945)	(19,006)	(136,927)

Net increase (decrease)	17,244	124,125	(14,948)	(107,815)

Class W shares

Subscriptions	1,856,591	13,263,151	2,179,782	15,803,657

Distributions reinvested	464,964	3,183,456	361,929	2,561,501

Redemptions	(5,150,963)	(36,493,728)	(4,749,298)	(34,407,634)

Net decrease	(2,829,408)	(20,047,121)	(2,207,587)	(16,042,476)

Class Z shares

Subscriptions	268,955	1,910,003	117,047	871,715

Distributions reinvested	8,786	60,408	1,165	8,433

Redemptions	(88,272)	(627,007)	(14,855)	(108,750)

Net increase	189,469	1,343,404	103,357	771,398

Total net decrease	(4,561,167)	(32,579,444)	(31,634,218)	(231,596,485)

(a)	Includes conversions of Class B shares to Class A shares, if any. The line items from the prior year have been combined to conform to the current year presentation.

(b)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	27

Columbia Global Bond Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended October 31,
Class A	2012		2011		2010	2009	2008
Per share data
Net asset value, beginning of period	$7.35		$7.47		$7.10	$6.16	$6.89

Income from investment operations:

Net investment income	0.18		0.22		0.23	0.17	0.22

Net realized and unrealized gain (loss)	0.17		(0.05)		0.31	1.15	(0.73)

Total from investment operations	0.35		0.17		0.54	1.32	(0.51)

Less distributions to shareholders:

Net investment income	(0.45)		(0.29)		(0.17)	(0.38)	(0.22)

Net realized gains	(0.03)		—		—	—	—

Total distributions to shareholders	(0.48)		(0.29)		(0.17)	(0.38)	(0.22)

Net asset value, end of period	$7.22		$7.35		$7.47	$7.10	$6.16

Total return	5.20%		2.46%		7.70%	22.12%	(7.66%)

Ratios to average net assets(a)

Expenses prior to fees waived or expenses reimbursed	1.33%		1.35%		1.34%	1.36%	1.32%

Net expenses after fees waived or expenses reimbursed(b)	1.15	%(c)	1.21	%(c)	1.25%	1.25%	1.25%

Net investment income	2.51	%(c)	2.95	%(c)	3.31%	2.72%	3.26%

Supplemental data

Net assets, end of period (in thousands)	$209,873		$223,462		$246,929	$252,773	$248,748

Portfolio turnover	34%		57%		62%	69%	75%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

28	Annual Report 2012

Columbia Global Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class B	2012		2011		2010	2009	2008
Per share data
Net asset value, beginning of period	$7.41		$7.52		$7.14	$6.23	$6.96

Income from investment operations:

Net investment income	0.13		0.16		0.18	0.13	0.17

Net realized and unrealized gain (loss)	0.18		(0.04)		0.31	1.15	(0.73)

Total from investment operations	0.31		0.12		0.49	1.28	(0.56)

Less distributions to shareholders:

Net investment income	(0.41)		(0.23)		(0.11)	(0.37)	(0.17)

Net realized gains	(0.03)		—		—	—	—

Total distributions to shareholders	(0.44)		(0.23)		(0.11)	(0.37)	(0.17)

Net asset value, end of period	$7.28		$7.41		$7.52	$7.14	$6.23

Total return	4.50%		1.72%		6.89%	21.14%	(8.28%)

Ratios to average net assets(a)

Expenses prior to fees waived or expenses reimbursed	2.10%		2.12%		2.10%	2.13%	2.09%

Net expenses after fees waived or expenses reimbursed(b)	1.90	%(c)	1.96	%(c)	2.02%	2.01%	2.01%

Net investment income	1.79	%(c)	2.22	%(c)	2.58%	2.00%	2.49%

Supplemental data

Net assets, end of period (in thousands)	$5,819		$9,836		$18,513	$29,977	$42,400

Portfolio turnover	34%		57%		62%	69%	75%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	29

Columbia Global Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class C	2012		2011		2010	2009	2008
Per share data
Net asset value, beginning of period	$7.33		$7.45		$7.08	$6.18	$6.91

Income from investment operations:

Net investment income	0.12		0.16		0.18	0.13	0.17

Net realized and unrealized gain (loss)	0.18		(0.04)		0.31	1.14	(0.73)

Total from investment operations	0.30		0.12		0.49	1.27	(0.56)

Less distributions to shareholders:

Net investment income	(0.41)		(0.24)		(0.12)	(0.37)	(0.17)

Net realized gains	(0.03)		—		—	—	—

Total distributions to shareholders	(0.44)		(0.24)		(0.12)	(0.37)	(0.17)

Net asset value, end of period	$7.19		$7.33		$7.45	$7.08	$6.18

Total return	4.42%		1.70%		6.95%	21.15%	(8.27%)

Ratios to average net assets(a)

Expenses prior to fees waived or expenses reimbursed	2.09%		2.10%		2.10%	2.12%	2.08%

Net expenses after fees waived or expenses reimbursed(b)	1.90	%(c)	1.95	%(c)	2.01%	2.01%	2.01%

Net investment income	1.73	%(c)	2.21	%(c)	2.58%	1.94%	2.51%

Supplemental data

Net assets, end of period (in thousands)	$8,481		$5,926		$6,162	$5,557	$4,295

Portfolio turnover	34%		57%		62%	69%	75%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

30	Annual Report 2012

Columbia Global Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class I	2012	2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$7.36	$7.48	$7.11	$6.14	$6.87

Income from investment operations:

Net investment income	0.21	0.25	0.26	0.20	0.25

Net realized and unrealized gain (loss)	0.17	(0.05)	0.31	1.15	(0.73)

Total from investment operations	0.38	0.20	0.57	1.35	(0.48)

Less distributions to shareholders:

Net investment income	(0.52)	(0.32)	(0.20)	(0.38)	(0.25)

Net realized gains	(0.03)	—	—	—	—

Total distributions to shareholders	(0.55)	(0.32)	(0.20)	(0.38)	(0.25)

Net asset value, end of period	$7.19	$7.36	$7.48	$7.11	$6.14

Total return	5.63%	2.94%	8.16%	22.83%	(7.30%)

Ratios to average net assets(a)

Expenses prior to fees waived or expenses reimbursed	0.77%	0.82%	0.86%	0.86%	0.85%

Net expenses after fees waived or expenses reimbursed(b)	0.71%	0.76%	0.82%	0.82%	0.82%

Net investment income	3.02%	3.40%	3.70%	3.16%	3.68%

Supplemental data

Net assets, end of period (in thousands)	$10	$3,369	$195,613	$169,717	$205,798

Portfolio turnover	34%	57%	62%	69%	75%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	31

Columbia Global Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class K(a)	2012	2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$7.36	$7.48	$7.11	$6.16	$6.89

Income from investment operations:

Net investment income	0.19	0.23	0.24	0.18	0.25

Net realized and unrealized gain (loss)	0.18	(0.05)	0.31	1.15	(0.72)

Total from investment operations	0.37	0.18	0.55	1.33	(0.47)

Less distributions to shareholders:

Net investment income	(0.47)	(0.30)	(0.18)	(0.38)	(0.26)

Net realized gains	(0.03)	—	—	—	—

Total distributions to shareholders	(0.50)	(0.30)	(0.18)	(0.38)	(0.26)

Net asset value, end of period	$7.23	$7.36	$7.48	$7.11	$6.16

Total return	5.39%	2.60%	7.85%	22.42%	(7.19%)

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	1.08%	1.12%	1.18%	1.16%	1.14%

Net expenses after fees waived or expenses reimbursed(c)	1.00%	1.06%	1.12%	1.06%	0.87%

Net investment income	2.65%	3.10%	3.35%	2.86%	3.64%

Supplemental data

Net assets, end of period (in thousands)	$410	$291	$407	$169	$118

Portfolio turnover	34%	57%	62%	69%	75%

Notes to Financial Highlights

(a)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

32	Annual Report 2012

Columbia Global Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class R	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$7.34	$7.46	$6.98

Income from investment operations:

Net investment income	0.16	0.20	0.16

Net realized and unrealized gain (loss)	0.17	(0.05)	0.40

Total from investment operations	0.33	0.15	0.56

Less distributions to shareholders:

Net investment income	(0.44)	(0.27)	(0.08)

Net realized gains	(0.03)	—	—

Total distributions to shareholders	(0.47)	(0.27)	(0.08)

Net asset value, end of period	$7.20	$7.34	$7.46

Total return	4.83%	2.21%	8.15%

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	1.60%	1.59%	1.66	%(c)

Net expenses after fees waived or expenses reimbursed(d)	1.40%	1.46%	1.59	%(c)

Net investment income	2.26%	2.69%	3.58	%(c)

Supplemental data

Net assets, end of period (in thousands)	$5	$5	$5

Portfolio turnover	34%	57%	62%

Notes to Financial Highlights

(a)	For the period from March 15, 2010 (commencement of operations) to October 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	33

Columbia Global Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class W	2012		2011		2010	2009	2008
Per share data
Net asset value, beginning of period	$7.35		$7.46		$7.09	$6.15	$6.88

Income from investment operations:

Net investment income	0.18		0.22		0.22	0.17	0.22

Net realized and unrealized gain (loss)	0.17		(0.04)		0.31	1.14	(0.73)

Total from investment operations	0.35		0.18		0.53	1.31	(0.51)

Less distributions to shareholders:

Net investment income	(0.45)		(0.29)		(0.16)	(0.37)	(0.22)

Net realized gains	(0.03)		—		—	—	—

Total distributions to shareholders	(0.48)		(0.29)		(0.16)	(0.37)	(0.22)

Net asset value, end of period	$7.22		$7.35		$7.46	$7.09	$6.15

Total return	5.18%		2.59%		7.66%	22.04%	(7.62%)

Ratios to average net assets(a)

Expenses prior to fees waived or expenses reimbursed	1.34%		1.36%		1.31%	1.30%	1.30%

Net expenses after fees waived or expenses reimbursed(b)	1.16	%(c)	1.21	%(c)	1.27%	1.27%	1.27%

Net investment income	2.56	%(c)	2.95	%(c)	3.15%	2.70%	3.27%

Supplemental data

Net assets, end of period (in thousands)	$31,187		$52,531		$69,842	$60,278	$135,157

Portfolio turnover	34%		57%		62%	69%	75%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

34	Annual Report 2012

Columbia Global Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class Z	2012		2011		2010(a)
Per share data
Net asset value, beginning of period	$7.36		$7.48		$7.33

Income from investment operations:

Net investment income	0.19		0.23		0.01

Net realized and unrealized gain (loss)	0.17		(0.03)		0.14

Total from investment operations	0.36		0.20		0.15

Less distributions to shareholders:

Net investment income	(0.47)		(0.32)		—

Net realized gains	(0.03)		—		—

Total distributions to shareholders	(0.50)		(0.32)		—

Net asset value, end of period	$7.22		$7.36		$7.48

Total return	5.34%		2.83%		2.05%

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	1.08%		0.96%		1.13	%(c)

Net expenses after fees waived or expenses reimbursed(d)	0.89	%(e)	0.94	%(e)	0.95	%(c)

Net investment income	2.70	%(e)	3.19	%(e)	2.31	%(c)

Supplemental data

Net assets, end of period (in thousands)	$2,123		$768		$8

Portfolio turnover	34%		57%		62%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to October 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	35

Columbia Global Bond Fund

Notes to Financial Statements

October 31, 2012

Note 1. Organization

Columbia Global Bond Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class W and Class Z shares. Effective November 8, 2012, the Fund also offers Class Y shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class K shares (formerly Class R4 shares) are not subject to sales charges; however, this share class is closed to new investors. Effective October 25, 2012, Class R4 shares were renamed Class K shares.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are only available to certain categories of investors which are subject to minimum initial investment requirements. Class Y shares commenced operations on November 8, 2012.

Class Z shares are not subject to sales charges, and are only available to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Asset and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean

36	Annual Report 2012

Columbia Global Bond Fund

Notes to Financial Statements (continued)

October 31, 2012

of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Annual Report 2012	37

Columbia Global Bond Fund

Notes to Financial Statements (continued)

October 31, 2012

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift foreign currency exposure back to U.S. dollars, to shift investment exposure from one currency to another, and to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark, and/or to recover an underweight country exposure in its portfolio, and to take long and short positions with the goal of generating gains for the Fund.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, manage the duration and yield curve exposure of the Fund versus the benchmark, manage exposure to movements in interest rates, and to take long and short positions with the goal of generating gains for the Fund. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day.

The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at October 31, 2012:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	345,419
Interest rate contracts	Net assets — unrealized appreciation on futures contracts	204,155	*
Total		549,574

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	614,210
Interest rate contracts	Net assets — unrealized depreciation on futures contracts	153,048	*
Total		767,258

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

38	Annual Report 2012

Columbia Global Bond Fund

Notes to Financial Statements (continued)

October 31, 2012

The effect of derivative instruments in the Statement of Operations for the year ended October 31, 2012:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Total ($)
Foreign exchange contracts	4,518,772	—	4,518,772
Interest rate contracts	—	(347,658)	(347,658)
Total	4,518,772	(347,658)	4,171,114
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Total ($)
Foreign exchange contracts	(66,896)	—	(66,896)
Interest rate contracts	—	38,470	38,470
Total	(66,896)	38,470	(28,426)

The following table is a summary of the volume of derivative instruments for the year ended October 31, 2012:

Derivative Instrument	Contracts Opened
Forward foreign currency exchange contracts	817
Futures contracts	4,057

Delayed Delivery Securities and Forward Sale Commitments

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. While a forward sale commitment is outstanding, equivalent deliverable securities or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security Valuation” above.

The forward sale commitment is “marked-to-market” daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into.

Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. Interest payments are based on the adjusted principal at the time the interest is paid. These adjustments are recorded as interest income in the Statement of Operations.

Loan Participations and Commitments

The Fund may invest in loan participations. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participation (Selling Participant), but not the borrower. However, the Fund assumes the credit risk of the borrower, Selling Participant and any other persons interpositioned between the Fund and the borrower. The Fund may not directly benefit from the collateral supporting the senior loan which it has purchased from the Selling Participant.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Inflation adjustments to the principal amount and cost basis of inflation-indexed securities are included in interest income.

Dividend income is recorded on the ex-dividend date.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

Annual Report 2012	39

Columbia Global Bond Fund

Notes to Financial Statements (continued)

October 31, 2012

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.57% to 0.47% as the Fund’s net assets increase. The effective investment management fee rate for the year ended October 31, 2012 was 0.57% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund

40	Annual Report 2012

Columbia Global Bond Fund

Notes to Financial Statements (continued)

October 31, 2012

pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The effective administration fee rate for the year ended October 31, 2012 was 0.08% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended October 31, 2012, other expenses paid to this company were $2,329.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class K shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class K shares.

For the year ended October 31, 2012, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.31%
Class B	0.32
Class C	0.31
Class K	0.05
Class R	0.32
Class W	0.31
Class Z	0.30

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2012, these minimum account balance fees reduced total expenses by $20.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense)

Annual Report 2012	41

Columbia Global Bond Fund

Notes to Financial Statements (continued)

October 31, 2012

was approximately $845,000 and $90,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of June 30, 2012, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $174,112 for Class A, $2,975 for Class B and $1,332 for Class C shares for the year ended October 31, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective January 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through February 28, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.14%
Class B	1.89
Class C	1.89
Class I	0.69
Class K	0.99
Class R	1.39
Class W	1.14
Class Z	0.89

Prior to January 1, 2012, the Investment Manager and certain of its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.21%
Class B	1.96
Class C	1.96
Class I	0.76
Class K	1.06
Class R	1.46
Class W	1.21
Class Z	0.96

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At October 31, 2012, these differences are primarily due to differing treatment for principal and/or interest of fixed income securities, deferral/reversal of wash sales losses, Trustees’ deferred compensation, foreign capital gains tax, foreign currency transactions, and derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$5,664,679
Accumulated net realized loss	(5,664,679)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended October 31,	2012 ($)	2011 ($)
Ordinary income	17,651,247	19,961,957
Long-term capital gains	1,193,248	—
Total	18,844,495	19,961,957

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

42	Annual Report 2012

Columbia Global Bond Fund

Notes to Financial Statements (continued)

October 31, 2012

At October 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$14,487,892
Undistributed accumulated long-term gain	209,703
Unrealized appreciation	10,421,507

At October 31, 2012, the cost of investments for federal income tax purposes was $238,764,154 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$12,661,590
Unrealized depreciation	(1,911,348)
Net unrealized appreciation	$10,750,242

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $82,008,669 and $127,149,192, respectively, for the year ended October 31, 2012, of which $28,958,882 and $16,372,725, respectively, were U.S. government securities.

Note 6. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or securities that either are issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended October 31, 2012 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

At October 31, 2012, the Fund did not have any securities on loan.

In September 2012, the Board voted to cease securities lending by or on December 31, 2012.

Note 7. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends — affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At October 31, 2012, one unaffiliated shareholder account owned 34.3% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Annual Report 2012	43

Columbia Global Bond Fund

Notes to Financial Statements (continued)

October 31, 2012

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

The Fund had no borrowings during the year ended October 31, 2012.

Note 10. Significant Risks

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Geographic Concentration Risk

The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. Currency devaluation could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund may be more volatile than a more geographically diversified fund.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any

44	Annual Report 2012

Columbia Global Bond Fund

Notes to Financial Statements (continued)

October 31, 2012

of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012	45

Columbia Global Bond Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust II and the Shareholders of

Columbia Global Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Global Bond Fund (the “Fund”) (a series of Columbia Funds Series Trust II) at October 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2012 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion. The statements of changes in net assets and the financial highlights of the Fund for the periods ended October 31, 2011 and prior were audited by another independent registered public accounting firm whose report dated December 22, 2011 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

December 21, 2012

46	Annual Report 2012

Columbia Global Bond Fund

Supplemental Information

(Unaudited)

Change in Independent Registered Public Accounting Firm

At a meeting held on June 14, 2012, the Board, upon recommendation of the Audit Committee, approved the replacement of Ernst & Young LLP (Ernst & Young) as the independent registered public accounting firm for the Fund and certain other funds in the Columbia Family of Funds (collectively, the Funds) and appointed PricewaterhouseCoopers LLP (PwC). PwC’s engagement was effective at the completion of Ernst & Young’s audits of the financial statements of the Funds with fiscal years ended July 31, 2012. The Fund did not consult with PwC during the fiscal years ended October 31, 2011 and 2010 and through the June meeting.

Ernst & Young’s reports on the financial statements of the Fund as of and for the fiscal years ended October 31, 2011 and 2010 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods and through the June meeting, there were no: (1) disagreements between the Fund and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Ernst & Young’s satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports, or (2) reportable events.

Annual Report 2012	47

Columbia Global Bond Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for distributions paid in the fiscal year ended October 31, 2012. Shareholders will be notified in early 2013 of amounts for use in preparing 2012 income tax returns.

Tax Designations:

Qualified Dividend Income	0.00%
Dividends Received Deduction	0.00%
Capital Gain Dividend	$1,413,456
U.S. Government Income, may be exempt from state taxation	0.89%
Foreign Taxes Paid	$60,640
Foreign Source Income	$6,082,366

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income dividends paid during the fiscal year that represents qualified dividend income subject to reduced tax rates under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Dividend Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividend received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. These taxes, and the corresponding foreign source income, are provided.

48	Annual Report 2012

Columbia Global Bond Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, were members of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC and began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	152	None
Edward J. Boudreau, Jr. 225 Franklin Street Boston, MA 02110 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	145	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company)	152	None
William P. Carmichael 225 Franklin Street Boston, MA 02110 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	145

Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds

Series Trust (11 funds); former Director, Spectrum

Brands, Inc. (consumer products); former Director,

Simmons Company (bedding)

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	152	None

Annual Report 2012	49

Columbia Global Bond Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William A. Hawkins 225 Franklin Street Boston, MA 02110 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	145	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 225 Franklin Street Boston, MA 02110 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	145	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	152	Director, Valmont Industries, Inc. (manufactures irrigation systems) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	152	None
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	152

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services) since November 2007

Minor M. Shaw 225 Franklin Street Boston, MA 02110 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments)	145	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	152	Director, Healthways, Inc. (health management programs) since 2005; Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)

50	Annual Report 2012

Columbia Global Bond Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 225 Franklin Street Boston, MA 02110 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	145

Director, Renaissance

Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director, Ameriprise Certificate Company since 2006 (previously President and Chief Executive Officer, 2006-August 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.	204	None

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

Annual Report 2012	51

Columbia Global Bond Fund

Trustees and Officers (continued)

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Officers
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since 1/11 and Chief Financial Officer since 4/11 RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds

Senior Vice President, Chief Legal Officer and Assistant

Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since 3/12	Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010

52	Annual Report 2012

Columbia Global Bond Fund

Trustees and Officers (continued)

Officers (continued)
Name, Address, Year of Birth	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds

Vice President — Investment Accounting, Columbia

Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998-May 2010

Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/10 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel, November 2008-January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously Managing Director and Associate General Counsel, January 2005-July 2008)
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America, June 2005-April 2010

Annual Report 2012	53

Columbia Global Bond Fund

[THIS PAGE INTENTIONALLY LEFT BLANK]

54	Annual Report 2012

Columbia Global Bond Fund

[THIS PAGE INTENTIONALLY LEFT BLANK]

Annual Report 2012	55

Columbia Global Bond Fund

[THIS PAGE INTENTIONALLY LEFT BLANK]

56	Annual Report 2012

Columbia Global Bond Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012	57

Columbia Global Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6309 AJ (12/12)

Annual Report October 31, 2012

Columbia Global Equity Fund

Columbia Global Equity Fund

President’s Message

Dear Shareholders,

Stocks rebound around the world

After a weak second quarter, U.S. stock market averages rebounded in the third quarter, erasing earlier losses and boosting year-to-date returns well into double digits. Welcome news from Europe and additional quantitative easing in the United States by the Federal Reserve Board helped bolster the rally. The Standard & Poor’s 500 Index (S&P 500 Index) rose 6.35% (total return) for the quarter. The Dow Jones Industrial Average advanced 4.32% for the same period. From the beginning of the calendar year through September 30, 2012, the S&P 500 Index was up 16.44% (total return). And, as of the end of September, the S&P 500 Index stood at 1,440 — approximately 8% below its all-time high of 1,565 that was set on October 9, 2007.

Outside the United States, stock markets of both developed and emerging market economies rebounded, as measured in U.S. dollars. Investors responded favorably to the announcement of policy measures aimed to resolve the eurozone crisis, which could potentially have a favorable impact on growth in emerging market economies. A weaker dollar also benefited returns to U.S. investors.

Solid gains for fixed income

Within fixed income, investors appeared to be increasingly willing to take on risk as they abandoned higher quality sectors that dominated the performance rankings in the second quarter and favored riskier sectors, where yield spreads tightened by a significant margin. Fixed-income returns were strong, but unlike equities, they have been less volatile, accumulating steadily over the course of the year. Gains were the highest for high-yield and emerging market bonds. By contrast, government issued debt securities eked out smaller gains.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation’s largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today’s opportunities and anticipate tomorrow’s. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>	The Columbia Management Perspectives blog, featuring timely posts by our investment teams

>	Detailed up-to-date fund performance and portfolio information

>	Economic analysis and market commentary

>	Quarterly fund commentaries

>	Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. The Dow Jones Industrial Average is a price weighted average of 30 actively traded shares of blue chip US industrial corporations listed on the New York Stock Exchange. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2012

Columbia Global Equity Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Columbia Global Equity Fund

Performance Overview

Performance Summary

>	Columbia Global Equity Fund (the Fund) Class A shares gained 6.62% excluding sales charges for the 12 months ended October 31, 2012.

>	The Fund underperformed its benchmark, the MSCI All Country World Index (Net), which gained 8.55% during the same 12-month period.

>	The Fund’s positioning in the consumer discretionary sector and an underweight in consumer staples were key detractors from relative return.

Average Annual Total Returns (%) (for period ended October 31, 2012)
	Inception	1 Year	5 Years	10 Years
Class A	05/29/90
Excluding sales charges		6.62	-4.57	7.03
Including sales charges		0.54	-5.70	6.40
Class B	03/20/95
Excluding sales charges		5.87	-5.31	6.21
Including sales charges		0.87	-5.69	6.21
Class C	06/26/00
Excluding sales charges		5.94	-5.28	6.22
Including sales charges		4.94	-5.28	6.22
Class I*	08/01/08	7.15	-4.16	7.26
Class K (formerly Class R4)	03/20/95	6.87	-4.39	7.22
Class R*	12/11/06	6.37	-4.61	6.86
Class R5*	12/11/06	7.15	-4.14	7.32
Class W*	12/01/06	6.76	-4.55	7.05
Class Z*	09/27/10	7.03	-4.46	7.10
MSCI All Country World Index (Net)		8.55	-2.95	7.77

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns since inception if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The MSCI All Country World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 45 country indices comprising 24 developed and 21 emerging market country indices.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2012

Columbia Global Equity Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (November 1, 2002 — October 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Global Equity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2012	3

Columbia Global Equity Fund

Manager Discussion of Fund Performance

Portfolio Management

Threadneedle International Limited

Stephen Thornber

Esther Perkins, CFA

Morningstar Style Box™

The Morningstar Style Box™ is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2012 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at October 31, 2012)
Vodafone Group PLC (United Kingdom)	2.2
Samsung Electronics Co., Ltd. (South Korea)	2.2
Aetna, Inc. (United States)	2.1
PepsiCo, Inc. (United States)	2.1
Novartis AG, Registered Shares (Switzerland)	2.0
Apple, Inc. (United States)	2.0
Pfizer, Inc. (United States)	2.0
Unilever PLC (United Kingdom)	2.0
HSBC Holdings PLC (United Kingdom)	1.9
Walt Disney Co. (The) (United States)	1.9

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Columbia Global Equity Fund (the Fund) Class A shares gained 6.62% excluding sales charges for the 12 months ended October 31, 2012. The Fund underperformed its benchmark, the MSCI All Country World Index (Net), which gained 8.55% during the same 12-month period.

Global Factors Created Challenges for Individual Stock Performance

Global equity markets have been volatile over the past year, seemingly due to big picture issues rather than individual stock factors. Three key issues driving volatility were the Eurozone crisis, questions about China’s economic slowdown and the U.S. election and fiscal challenges. Markets and investor sentiment seemed to vacillate from optimism to pessimism depending on the latest news surrounding these issues. Investing in individual stocks was quite difficult as companies moved in and out of favor as investors’ risk appetites rose and fell.

Positioning in Consumer Sectors Hampers Fund Results

The biggest negative influence on relative results was positioning the Fund in the consumer discretionary and consumer staples sectors. In the past, the Fund’s consumer discretionary holdings have done well, but that was not the case this year. Cyclical sectors, including consumer discretionary stocks, were hampered by declining consumer demand in Asia — specifically China. Though we sold Fund holdings in stocks such as Burberry, Tiffany and BMW during the year, they still affected performance. Conversely, investors’ preference for defensive companies with strong balance sheets led to outperformance in the consumer staples sector where the Fund had a smaller weighting than its benchmark.

An underweight in banks was also disadvantageous. We have long been wary of banks due to toxic assets and stretched balance sheets. The Fund does hold some Asian and emerging market banks, which in our view are less distressed, but we have generally avoided most western banks. As central banks around the globe poured liquidity into the financial system, highly leveraged, low quality banks performed very well.

Technology, the Fund’s largest industry position, had a positive effect on fiscal year results. The Fund was overweight relative to its benchmark and we focused on industry “champions,” that is innovators and companies with large and expanding market shares. An underweight in personal computer companies was beneficial as the shift away from PCs to smartphones and tablets continued.

In the utilities sector, an underweight and good stock selection added to relative return as we preferred utilities with a growth aspect and avoided those that we felt might be targets of increased regulation or taxation.

Looking at country positioning, we began the year with emphasis on Asia and emerging markets because we wanted exposure to faster growing economies. Asia and emerging markets did deliver better economic growth, but investors came to believe that they involved too much risk and performance lagged. We also had zero exposure in the most troubled European countries, including Greece, Spain, Italy, Portugal and Ireland, areas that performed well due partly to the European Central Bank’s rescue policies and partly to increased global liquidity.

4	Annual Report 2012

Columbia Global Equity Fund

Manager Discussion of Fund Performance (continued)

The Fund began the period with a smaller North American weighting than its benchmark, but ended the period overweight. The shift to the U.S. had a positive effect on relative return. Stock selection in the U.K. also added to relative results.

Uncertain Outlook Calls for Reduced Portfolio Risk

We generally reduced the Fund’s risk exposure during the period because we believe the outlook has become less clear. We increased holdings in the U.S. and U.K. because we are more confident about their economic performance. We reduced weightings in Asia, emerging markets and Europe.

We increased exposure to large-cap companies and reduced exposure to smaller companies. Health care moved from an underweight to an overweight with an emphasis on large-cap companies in the U.S. and U.K. We added to the industrials and materials sectors. In particular, we see potential in U.S. companies that can benefit from cheap natural gas prices that have resulted from technology advances in production and exploration.

We reduced the Fund’s technology weighting, but it is still larger than that of the benchmark. We also reduced the consumer discretionary weighting.

To summarize the current positioning, the Fund is overweight in the U.S. and U.K., with underweights in Europe, the Asian and emerging markets. Within Europe, holdings are skewed toward Scandinavia and northern European countries where we see stronger finances and tighter fiscal controls. We continue to avoid the troubled peripheral countries.

The Fund remains overweight in technology and consumer discretionary, but in both cases less so than 12 months ago. The Fund is also overweight in health care. The Fund is underweight in financials, particularly banks due to our avoidance of European and most U.S. banks. Within financials, the Fund’s insurance and real estate weightings are more similar to its benchmark. The Fund is also underweight utilities and telecommunications.

A Cautiously Optimistic Outlook

The Fund is cautiously positioned given headwinds in Europe, the U.S. and China. We do anticipate greater clarity in the U.S. now that the election is over and a resolution to the fiscal crisis, we believe, appears likely. With the completion of China’s leadership transition, we may gain greater confidence in the country’s economic profile. That leaves Eurozone issues hanging over global markets. There has been some good news recently, with Greek voters approving austerity measures and thus increasing the likelihood that the European bailout Fund will continue to support the country. However, a resolution is not yet assured and other global issues remain. Consumers and governments still carry too much debt and an eventual end to the easy money policies of the world’s central banks could threaten global growth.

Against this backdrop, we consider it appropriate to focus on larger markets and companies, while keeping an eye on when it might be time to move into emerging markets. We do think equity markets already reflect many of the major global concerns and given that corporate balance sheets have been rebuilt, equities seem attractively priced. With a little more stability on the economic outlook and a return of consumer confidence, global equities could deliver a good return next year.

Country Breakdown (%) (at October 31, 2012)
Brazil	2.1
Canada	1.4
China	0.7
France	0.9
Germany	4.7
Hong Kong	2.1
Indonesia	0.9
Ireland	1.7
Japan	6.2
Netherlands	1.1
Norway	0.8
Panama	0.9
Russian Federation	0.7
Singapore	0.7
South Korea	2.9
Switzerland	5.9
United Kingdom	13.6
United States (a)	52.7
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Includes investments in Money Market Funds.

Annual Report 2012	5

Columbia Global Equity Fund

Manager Discussion of Fund Performance (continued)

Summary of Investments in Securities by Industry (%) (at October 31, 2012)
Aerospace & Defense	1.4
Airlines	0.9
Automobiles	2.1
Beverages	3.8
Chemicals	5.9
Commercial Banks	4.6
Commercial Services & Supplies	1.5
Communications Equipment	2.3
Computers & Peripherals	3.2
Consumer Finance	2.4
Diversified Financial Services	1.8
Electronic Equipment, Instruments & Components	2.0
Energy Equipment & Services	3.7
Food Products	3.7
Health Care Equipment & Supplies	3.7
Health Care Providers & Services	3.6
Hotels, Restaurants & Leisure	2.3
Insurance	3.4
Internet & Catalog Retail	0.9
Internet Software & Services	4.6
Leisure Equipment & Products	0.6
Machinery	2.9
Media	4.7
Metals & Mining	1.8
Oil, Gas & Consumable Fuels	6.4
Pharmaceuticals	5.4
Professional Services	0.8
Real Estate Investment Trusts (REITs)	0.7
Real Estate Management & Development	3.1
Road & Rail	1.4
Semiconductors & Semiconductor Equipment	3.2
Software	2.0
Textiles, Apparel & Luxury Goods	1.3
Tobacco	1.3
Trading Companies & Distributors	3.6
Wireless Telecommunication Services	2.2
Money Market Funds	0.8
Total	100.0

Percentages indicated are based upon net assets. The Fund’s portfolio composition is subject to change.

6	Annual Report 2012

Columbia Global Equity Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

May 1, 2012 – October 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	978.80	1,018.30	6.76	6.90	1.36
Class B	1,000.00	1,000.00	975.80	1,014.53	10.48	10.68	2.11
Class C	1,000.00	1,000.00	975.50	1,014.53	10.48	10.68	2.11
Class I	1,000.00	1,000.00	980.30	1,020.56	4.53	4.62	0.91
Class K (formerly Class R4)	1,000.00	1,000.00	980.30	1,019.05	6.02	6.14	1.21
Class R	1,000.00	1,000.00	977.70	1,017.04	8.00	8.16	1.61
Class R5	1,000.00	1,000.00	981.60	1,020.31	4.78	4.88	0.96
Class W	1,000.00	1,000.00	978.90	1,018.30	6.77	6.90	1.36
Class Z	1,000.00	1,000.00	981.60	1,019.56	5.53	5.63	1.11

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2012	7

Columbia Global Equity Fund

Portfolio of Investments

October 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 98.0%
Issuer	Shares	Value ($)
Brazil 2.1%
Itaú Unibanco Holding SA, ADR	278,217	4,056,404

Multiplan Empreendimentos Imobiliarios SA	122,500	3,588,661

Total		7,645,065

Canada 1.4%
First Quantum Minerals Ltd.	106,500	2,393,917

Methanex Corp.	95,000	2,847,860

Total		5,241,777

China 0.7%
Baidu, Inc., ADR(a)	25,580	2,727,340

France 0.9%
Renault SA	70,719	3,163,269

Germany 4.7%
Brenntag AG	25,258	3,183,457

Kabel Deutschland Holding AG	83,254	5,998,696

Linde AG	31,437	5,286,930

MTU Aero Engines Holding AG	35,596	2,988,802

Total		17,457,885

Hong Kong 2.1%
Great Eagle Holdings Ltd.	683,377	2,021,483

Sun Hung Kai Properties Ltd.	409,000	5,653,992

Total		7,675,475

Indonesia 0.9%
PT Bank Rakyat Indonesia Persero Tbk	4,272,000	3,273,670

Ireland 1.7%
Covidien PLC	110,751	6,085,768

Japan 6.2%
Asahi Group Holdings Ltd.	289,600	6,609,593

Hoya Corp.	197,700	4,003,925

Makita Corp.	136,200	5,392,267

Nikon Corp.	85,300	2,175,943

Toyota Motor Corp.	123,200	4,750,242

Total		22,931,970

Netherlands 1.1%
Fugro NV-CVA	57,159	3,864,357

Common Stocks (continued)
Issuer	Shares	Value ($)
Norway 0.8%
ProSafe SE	353,139	2,940,915

Panama 0.9%
Copa Holdings SA, Class A	37,299	3,462,093

Russian Federation 0.7%
Sberbank of Russia ADR	231,076	2,692,035

Singapore 0.7%
Mapletree Industrial Trust	2,182,000	2,501,009

South Korea 2.9%
Kangwon Land, Inc.	120,900	2,813,874

Samsung Electronics Co., Ltd.	6,648	7,977,850

Total		10,791,724

Switzerland 5.9%
Nestlé SA, Registered Shares	103,483	6,566,998

Novartis AG, Registered Shares	124,226	7,476,503

Swatch Group AG (The)	11,272	4,664,693

TE Connectivity Ltd.	100,856	3,245,546

Total		21,953,740

United Kingdom 13.6%
Aggreko PLC	69,714	2,418,769

BG Group PLC	328,912	6,090,717

GlaxoSmithKline PLC	230,794	5,163,931

HSBC Holdings PLC	721,656	7,089,913

Rio Tinto PLC	82,268	4,121,531

Tullow Oil PLC	230,516	5,222,810

Ultra Electronics Holdings PLC	74,560	2,037,037

Unilever PLC	191,616	7,146,078

Vodafone Group PLC	2,947,080	8,001,714

Weir Group PLC (The)	102,780	2,889,301

Total		50,181,801

United States 50.7%
Aetna, Inc.	176,374	7,707,544

Airgas, Inc.	64,422	5,731,625

American Express Co.	82,223	4,602,021

American International Group, Inc.(a)	151,274	5,284,001

Aon PLC	67,300	3,630,835

Apple, Inc.	12,394	7,375,669

CF Industries Holdings, Inc.	17,088	3,506,287

Comcast Corp., Class A	119,313	4,475,431

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2012

Columbia Global Equity Fund

Portfolio of Investments (continued)

October 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Cummins, Inc.	27,229	2,548,090

Discover Financial Services	101,435	4,158,835

Dresser-Rand Group, Inc.(a)	64,637	3,330,745

eBay, Inc.(a)	119,103	5,751,484

EMC Corp.(a)	181,668	4,436,332

Equifax, Inc.	61,296	3,067,252

Facebook, Inc., Class A(a)	95,624	2,019,101

Fidelity National Financial, Inc., Class A	175,024	3,747,264

Google, Inc., Class A(a)	9,460	6,430,624

Henry Schein, Inc.(a)	74,101	5,467,172

JPMorgan Chase & Co.	158,250	6,595,860

Lam Research Corp.(a)	105,125	3,721,425

LyondellBasell Industries NV, Class A	83,319	4,448,401

Marathon Petroleum Corp.	80,620	4,428,457

McDonald’s Corp.	65,663	5,699,548

Microsoft Corp.	167,395	4,776,616

National Oilwell Varco, Inc.	47,712	3,516,374

PepsiCo, Inc.	108,917	7,541,413

Pfizer, Inc.	292,180	7,266,517

Philip Morris International, Inc.	54,483	4,825,014

priceline.com, Inc.(a)	5,840	3,350,817

QUALCOMM, Inc.	91,807	5,377,595

Riverbed Technology, Inc.(a)	173,013	3,195,550

Sirona Dental Systems, Inc.(a)	71,346	4,085,272

Solera Holdings, Inc.	53,338	2,496,752

Tyco International Ltd.	109,183	2,933,747

Union Pacific Corp.	43,423	5,342,332

Common Stocks (continued)
Issuer	Shares	Value ($)

United Rentals, Inc.(a)	145,995	5,936,157

Walt Disney Co. (The)	139,645	6,852,380

WESCO International, Inc.(a)	65,327	4,238,416

World Fuel Services Corp.	105,494	3,660,642

Zimmer Holdings, Inc.	57,016	3,660,997

Total		187,220,594

Total Common Stocks
(Cost: $327,666,964)		361,810,487

Limited Partnerships 1.2%
United States 1.2%
Enterprise Products Partners LP(b)	77,915	4,106,900

Total Limited Partnerships
(Cost: $3,526,842)		4,106,900

Money Market Funds 0.8%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.149%(c)(d)	3,088,083	3,088,083

Total Money Market Funds
(Cost: $3,088,083)		3,088,083

Total Investments
(Cost: $334,281,889)		369,005,470

Other Assets & Liabilities, Net		174,266

Net Assets		369,179,736

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	At October 31, 2012, there was no capital committed to the LLC or LP for future investment.

(c)	The rate shown is the seven-day current annualized yield at October 31, 2012.

(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended October 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	3,487,463	116,089,202	(116,488,582)	3,088,083	7,435	3,088,083

Abbreviation Legend

ADR	American Depositary Receipt

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	9

Columbia Global Equity Fund

Portfolio of Investments (continued)

October 31, 2012

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2012

Columbia Global Equity Fund

Portfolio of Investments (continued)

October 31, 2012

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at October 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	20,378,176	23,566,718	—	43,944,894

Consumer Staples	12,366,427	20,322,669	—	32,689,096

Energy	14,936,217	18,118,799	—	33,055,016

Financials	35,663,881	23,232,102	—	58,895,983

Health Care	34,273,269	12,640,434	—	46,913,703

Industrials	27,528,086	18,909,634	—	46,437,720

Information Technology	51,554,035	11,981,774	—	63,535,809

Materials	18,928,091	9,408,461	—	28,336,552

Telecommunication Services	—	8,001,714	—	8,001,714

Total Equity Securities	215,628,182	146,182,305	—	361,810,487

Other

Limited Partnerships	4,106,900	—	—	4,106,900

Money Market Funds	3,088,083	—	—	3,088,083

Total Other	7,194,983	—	—	7,194,983

Total	222,823,165	146,182,305	—	369,005,470

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	11

Columbia Global Equity Fund

Statement of Assets and Liabilities

October 31, 2012

Assets

Investments, at value

Unaffiliated issuers (identified cost $331,193,806)	$365,917,387

Affiliated issuers (identified cost $3,088,083)	3,088,083

Total investments (identified cost $334,281,889)	369,005,470

Foreign currency (identified cost $151,638)	153,767

Receivable for:

Capital shares sold	117,233

Dividends	434,668

Interest	41

Reclaims	540,001

Expense reimbursement due from Investment Manager	10,786

Prepaid expenses	4,123

Trustees’ deferred compensation plan	30,199

Total assets	370,296,288

Liabilities

Payable for:

Capital shares purchased	769,568

Investment management fees	40,224

Distribution fees	15,391

Transfer agent fees	58,704

Administration fees	4,064

Plan administration fees	172

Compensation of board members	69,953

Other expenses	124,503

Trustees’ deferred compensation plan	30,199

Other liabilities	3,774

Total liabilities	1,116,552

Net assets applicable to outstanding capital stock	$369,179,736

Represented by

Paid-in capital	$515,643,953

Undistributed net investment income	2,539,776

Accumulated net realized loss	(183,775,032)

Unrealized appreciation (depreciation) on:

Investments	34,723,581

Foreign currency translations	47,458

Total — representing net assets applicable to outstanding capital stock	$369,179,736

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2012

Columbia Global Equity Fund

Statement of Assets and Liabilities (continued)

October 31, 2012

Class A

Net assets	$333,195,784

Shares outstanding	45,069,539

Net asset value per share	$7.39

Maximum offering price per share(a)	$7.84

Class B

Net assets	$10,978,678

Shares outstanding	1,602,391

Net asset value per share	$6.85

Class C

Net assets	$17,515,548

Shares outstanding	2,585,111

Net asset value per share	$6.78

Class I

Net assets	$2,748

Shares outstanding	368

Net asset value per share(b)	$7.46

Class K(c)

Net assets	$5,031,668

Shares outstanding	674,281

Net asset value per share	$7.46

Class R

Net assets	$63,125

Shares outstanding	8,486

Net asset value per share	$7.44

Class R5

Net assets	$2,746

Shares outstanding	368

Net asset value per share	$7.46

Class W

Net assets	$2,755

Shares outstanding	370

Net asset value per share(b)	$7.44

Class Z

Net assets	$2,386,684

Shares outstanding	320,525

Net asset value per share	$7.45

(a)	The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

(b)	Net asset value per share rounds to this amount due to fractional shares outstanding.

(c)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	13

Columbia Global Equity Fund

Statement of Operations

Year Ended October 31, 2012

Net investment income
Income:
Dividends — unaffiliated issuers	$8,827,244
Dividends — affiliated issuers	7,435
Interest	7,828
Income from securities lending — net	103,807
Foreign taxes withheld	(532,816)

Total income	8,413,498

Expenses:
Investment management fees	3,158,337
Distribution fees
Class A	894,993
Class B	143,954
Class C	194,640
Class R	321
Class W	7
Transfer agent fees
Class A	1,017,069
Class B	41,504
Class C	54,385
Class K(a)	2,402
Class R	180
Class R5	1
Class W	8
Class Z	7,581
Administration fees	319,567
Plan administration fees
Class K(a)	12,001
Compensation of board members	23,332
Custodian fees	40,722
Printing and postage fees	150,192
Registration fees	100,831
Professional fees	57,751
Other	38,068

Total expenses	6,257,846
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(578,988)
Expense reductions	(8,770)

Total net expenses	5,670,088

Net investment income	2,743,410

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	5,135,162
Foreign currency translations	(26,487)

Net realized gain	5,108,675
Net change in unrealized appreciation (depreciation) on:
Investments	17,232,713
Foreign currency translations	29,815

Net change in unrealized appreciation (depreciation)	17,262,528

Net realized and unrealized gain	22,371,203

Net increase in net assets resulting from operations	$25,114,613

(a)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2012

Columbia Global Equity Fund

Statement of Changes in Net Assets

	2012	2011
Operations

Net investment income	$2,743,410	$542,477

Net realized gain	5,108,675	50,843,347

Net change in unrealized appreciation (depreciation)	17,262,528	(63,696,559)

Net increase (decrease) in net assets resulting from operations	25,114,613	(12,310,735)

Distributions to shareholders

Net investment income

Class A	(967,038)	(1,144,928)

Class B	—	(36,159)

Class C	—	(15,924)

Class I	(17)	(136,477)

Class K(a)	(18,326)	(26,416)

Class R	(53)	(128)

Class R5	(17)	(83)

Class W	—	(15)

Class Z	(15,014)	(26)

Total distributions to shareholders	(1,000,465)	(1,360,156)

Increase (decrease) in net assets from capital stock activity	(89,704,617)	688,960

Proceeds from regulatory settlements (Note 6)	444,107	—

Total decrease in net assets	(65,146,362)	(12,981,931)

Net assets at beginning of year	434,326,098	447,308,029

Net assets at end of year	$369,179,736	$434,326,098

Undistributed (excess of distributions over) net investment income	$2,539,776	$(405,275)

(a)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	15

Columbia Global Equity Fund

Statement of Changes in Net Assets (continued)

	Year Ended October 31, 2012		Year Ended October 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(a)	2,280,396	16,181,626	3,180,320	23,659,606

Fund merger	—	—	13,727,671	106,143,396

Distributions reinvested	137,922	911,662	150,334	1,088,415

Redemptions	(13,137,573)	(93,897,107)	(14,311,973)	(104,903,280)

Net increase (decrease)	(10,719,255)	(76,803,819)	2,746,352	25,988,137

Class B shares

Subscriptions	38,926	258,507	86,680	600,968

Fund merger	—	—	644,004	4,649,364

Distributions reinvested	—	—	5,216	35,418

Redemptions(a)	(1,117,326)	(7,315,461)	(1,660,310)	(11,683,070)

Net decrease	(1,078,400)	(7,056,954)	(924,410)	(6,397,320)

Class C shares

Subscriptions	124,579	820,073	173,489	1,169,523

Fund merger	—	—	2,275,909	16,267,451

Distributions reinvested	—	—	2,135	14,328

Redemptions	(908,300)	(5,969,340)	(630,939)	(4,243,010)

Net increase (decrease)	(783,721)	(5,149,267)	1,820,594	13,208,292

Class I shares

Subscriptions	—	—	63,165	477,162

Fund merger	—	—	656,911	5,116,331

Distributions reinvested	—	—	18,744	136,456

Redemptions	—	—	(5,097,889)	(38,789,914)

Net increase (decrease)	—	—	(4,359,069)	(33,059,965)

Class K shares(b)

Subscriptions	133,607	950,181	156,187	1,162,237

Fund merger	—	—	4,271	33,313

Distributions reinvested	2,750	18,316	3,619	26,416

Redemptions	(121,743)	(864,349)	(488,373)	(3,676,363)

Net increase (decrease)	14,614	104,148	(324,296)	(2,454,397)

Class R shares

Subscriptions	1,140	8,153	6,124	46,251

Fund merger	—	—	1,403	10,933

Distributions reinvested	7	47	16	116

Redemptions	(2,715)	(20,039)	(3,235)	(23,457)

Net increase (decrease)	(1,568)	(11,839)	4,308	33,843

Class R5 shares

Distributions reinvested	—	—	9	65

Redemptions	—	—	(2,368)	(17,653)

Net increase (decrease)	—	—	(2,359)	(17,588)

Class W shares

Redemptions	(1)	(1)	(268)	(1,810)

Net decrease	(1)	(1)	(268)	(1,810)

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2012

Columbia Global Equity Fund

Statement of Changes in Net Assets (continued)

	Year Ended October 31, 2012		Year Ended October 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Class Z shares

Subscriptions	82,107	593,927	62,601	472,730

Fund merger	—	—	527,305	4,102,117

Distributions reinvested	1,443	9,583	2	15

Redemptions	(192,042)	(1,390,395)	(161,256)	(1,185,094)

Net increase (decrease)	(108,492)	(786,885)	428,652	3,389,768

Total net increase (decrease)	(12,676,823)	(89,704,617)	(610,496)	688,960

(a)	Includes conversions of Class B shares to Class A shares, if any. The line items from the prior year have been combined to conform to the current year presentation.

(b)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	17

Columbia Global Equity Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended October 31,
Class A	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$6.95		$7.07		$6.13		$5.21		$9.61

Income from investment operations:

Net investment income	0.05		0.01		0.00	(a)	0.05		0.05

Net realized and unrealized gain (loss)	0.40		(0.11)		0.96		0.95		(4.41)

Total from investment operations	0.45		(0.10)		0.96		1.00		(4.36)

Less distributions to shareholders:

Net investment income	(0.02)		(0.02)		(0.03)		(0.08)		(0.04)

Total distributions to shareholders	(0.02)		(0.02)		(0.03)		(0.08)		(0.04)

Proceeds from regulatory settlements	0.01		—		0.01		0.00	(a)	—

Net asset value, end of period	$7.39		$6.95		$7.07		$6.13		$5.21

Total return	6.62	%(b)	(1.40%)		15.78	%(c)	19.39	%(d)	(45.55%)

Ratios to average net assets(e)

Expenses prior to fees waived or expenses reimbursed	1.51%		1.46%		1.45%		1.44%		1.46%

Net expenses after fees waived or expenses reimbursed(f)	1.36	%(g)	1.36	%(g)	1.45%		1.44%		1.46%

Net investment income	0.75	%(g)	0.18	%(g)	0.03%		0.92%		0.65%

Supplemental data

Net assets, end of period (in thousands)	$333,196		$387,709		$375,169		$394,511		$380,430

Portfolio turnover	50%		44%		54%		81%		97%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.09%.

(d)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2012

Columbia Global Equity Fund

Financial Highlights (continued)

	Year Ended October 31,
Class B	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$6.47		$6.63		$5.77		$4.87		$9.02

Income from investment operations:

Net investment income (loss)	0.00	(a)	(0.04)		(0.04)		0.01		(0.01)

Net realized and unrealized gain (loss)	0.37		(0.11)		0.90		0.89		(4.14)

Total from investment operations	0.37		(0.15)		0.86		0.90		(4.15)

Less distributions to shareholders:

Net investment income	—		(0.01)		(0.01)		—		—

Total distributions to shareholders	—		(0.01)		(0.01)		—		—

Proceeds from regulatory settlements	0.01		—		0.01		0.00	(a)	—

Net asset value, end of period	$6.85		$6.47		$6.63		$5.77		$4.87

Total return	5.87	%(b)	(2.26%)		15.03	%(c)	18.48	%(d)	(46.01%)

Ratios to average net assets(e)

Expenses prior to fees waived or expenses reimbursed	2.26%		2.22%		2.21%		2.21%		2.23%

Net expenses after fees waived or expenses reimbursed(f)	2.11	%(g)	2.12	%(g)	2.21%		2.21%		2.23%

Net investment income (loss)	0.02	%(g)	(0.56	%)(g)	(0.69%)		0.22%		(0.11%)

Supplemental data

Net assets, end of period (in thousands)	$10,979		$17,347		$23,894		$33,009		$42,166

Portfolio turnover	50%		44%		54%		81%		97%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.09%.

(d)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	19

Columbia Global Equity Fund

Financial Highlights (continued)

	Year Ended October 31,
Class C	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$6.40		$6.55		$5.71		$4.83		$8.93

Income from investment operations:

Net investment income (loss)	(0.00	)(a)	(0.04)		(0.04)		(0.00	)(a)	(0.01)

Net realized and unrealized gain (loss)	0.37		(0.10)		0.88		0.89		(4.09)

Total from investment operations	0.37		(0.14)		0.84		0.89		(4.10)

Less distributions to shareholders:

Net investment income	—		(0.01)		(0.01)		(0.01)		—

Total distributions to shareholders	—		(0.01)		(0.01)		(0.01)		—

Proceeds from regulatory settlements	0.01		—		0.01		0.00	(a)	—

Net asset value, end of period	$6.78		$6.40		$6.55		$5.71		$4.83

Total return	5.94	%(b)	(2.14%)		14.86	%(c)	18.39	%(d)	(45.91%)

Ratios to average net assets(e)

Expenses prior to fees waived or expenses reimbursed	2.25%		2.22%		2.21%		2.20%		2.22%

Net expenses after fees waived or expenses reimbursed(f)	2.11	%(g)	2.11	%(g)	2.21%		2.20%		2.22%

Net investment income (loss)	(0.00	%)(g)(h)	(0.62	%)(g)	(0.72%)		(0.08%)		(0.09%)

Supplemental data

Net assets, end of period (in thousands)	$17,516		$21,560		$10,147		$10,570		$4,755

Portfolio turnover	50%		44%		54%		81%		97%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.09%.

(d)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Rounds to less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2012

Columbia Global Equity Fund

Financial Highlights (continued)

	Year Ended October 31,
Class I	2012		2011	2010		2009		2008(a)
Per share data
Net asset value, beginning of period	$7.01		$7.11	$6.16		$5.25		$7.47

Income from investment operations:

Net investment income	0.09		0.01	0.04		0.09		0.03

Net realized and unrealized gain (loss)	0.40		(0.08)	0.95		0.95		(2.25)

Total from investment operations	0.49		(0.07)	0.99		1.04		(2.22)

Less distributions to shareholders:

Net investment income	(0.05)		(0.03)	(0.05)		(0.13)		—

Total distributions to shareholders	(0.05)		(0.03)	(0.05)		(0.13)		—

Proceeds from regulatory settlements	0.01		—	0.01		0.00	(b)	—

Net asset value, end of period	$7.46		$7.01	$7.11		$6.16		$5.25

Total return	7.15	%(c)	(0.98%)	16.32	%(d)	20.21	%(e)	(29.72%)

Ratios to average net assets(f)

Expenses prior to fees waived or expenses reimbursed	1.02%		0.93%	0.91%		0.84%		0.85	%(g)

Net expenses after fees waived or expenses reimbursed(h)	0.91%		0.92%	0.91%		0.84%		0.85	%(g)

Net investment income	1.20%		0.15%	0.55%		1.56%		1.55	%(g)

Supplemental data

Net assets, end of period (in thousands)	$3		$3	$31,015		$32,596		$3

Portfolio turnover	50%		44%	54%		81%		97%

Notes to Financial Highlights

(a)	For the period from August 1, 2008 (commencement of operations) to October 31, 2008.

(b)	Rounds to less than $0.01.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(d)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.09%.

(e)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(f)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(g)	Annualized.

(h)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	21

Columbia Global Equity Fund

Financial Highlights (continued)

	Year Ended October 31,
Class K(a)	2012		2011	2010		2009		2008
Per share data
Net asset value, beginning of period	$7.01		$7.13	$6.18		$5.26		$9.70

Income from investment operations:

Net investment income	0.07		0.02	0.02		0.06		0.07

Net realized and unrealized gain (loss)	0.40		(0.11)	0.96		0.96		(4.46)

Total from investment operations	0.47		(0.09)	0.98		1.02		(4.39)

Less distributions to shareholders:

Net investment income	(0.03)		(0.03)	(0.04)		(0.10)		(0.05)

Total distributions to shareholders	(0.03)		(0.03)	(0.04)		(0.10)		(0.05)

Proceeds from regulatory settlements	0.01		—	0.01		0.00	(b)	—

Net asset value, end of period	$7.46		$7.01	$7.13		$6.18		$5.26

Total return	6.87	%(c)	(1.33%)	16.03	%(d)	19.72	%(e)	(45.47%)

Ratios to average net assets(f)

Expenses prior to fees waived or expenses reimbursed	1.28%		1.24%	1.21%		1.15%		1.29%

Net expenses after fees waived or expenses reimbursed(g)	1.21%		1.17%	1.21%		1.15%		1.28%

Net investment income	0.90%		0.32%	0.27%		1.22%		0.83%

Supplemental data

Net assets, end of period (in thousands)	$5,032		$4,627	$7,016		$6,059		$5,067

Portfolio turnover	50%		44%	54%		81%		97%

Notes to Financial Highlights

(a)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

(b)	Rounds to less than $0.01.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(d)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.09%.

(e)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(f)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2012

Columbia Global Equity Fund

Financial Highlights (continued)

	Year Ended October 31,
Class R	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$7.00		$7.14		$6.14		$5.23		$9.62

Income from investment operations:

Net investment income (loss)	0.03		(0.00	)(a)	(0.02)		(0.01)		0.05

Net realized and unrealized gain (loss)	0.41		(0.12)		1.01		1.00		(4.42)

Total from investment operations	0.44		(0.12)		0.99		0.99		(4.37)

Less distributions to shareholders:

Net investment income	(0.01)		(0.02)		—		(0.08)		(0.02)

Total distributions to shareholders	(0.01)		(0.02)		—		(0.08)		(0.02)

Proceeds from regulatory settlements	0.01		—		0.01		0.00	(a)	—

Net asset value, end of period	$7.44		$7.00		$7.14		$6.14		$5.23

Total return	6.37	%(b)	(1.70%)		16.29	%(c)	19.13	%(d)	(45.48%)

Ratios to average net assets(e)

Expenses prior to fees waived or expenses reimbursed	1.76%		1.72%		1.71%		1.69%		1.79%

Net expenses after fees waived or expenses reimbursed(f)	1.61	%(g)	1.61	%(g)	1.71%		1.69%		1.54%

Net investment income (loss)	0.48	%(g)	(0.01	%)(g)	(0.24%)		(0.16%)		0.57%

Supplemental data

Net assets, end of period (in thousands)	$63		$70		$41		$46		$3

Portfolio turnover	50%		44%		54%		81%		97%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.09%.

(d)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	23

Columbia Global Equity Fund

Financial Highlights (continued)

	Year Ended October 31,
Class R5	2012		2011	2010		2009		2008
Per share data
Net asset value, beginning of period	$7.01		$7.12	$6.16		$5.25		$9.69

Income from investment operations:

Net investment income	0.08		0.02	0.03		0.08		0.08

Net realized and unrealized gain (loss)	0.41		(0.10)	0.97		0.96		(4.45)

Total from investment operations	0.49		(0.08)	1.00		1.04		(4.37)

Less distributions to shareholders:

Net investment income	(0.05)		(0.03)	(0.05)		(0.13)		(0.07)

Total distributions to shareholders	(0.05)		(0.03)	(0.05)		(0.13)		(0.07)

Proceeds from regulatory settlements	0.01		—	0.01		0.00	(a)	—

Net asset value, end of period	$7.46		$7.01	$7.12		$6.16		$5.25

Total return	7.15	%(b)	(1.13%)	16.44	%(c)	20.20	%(d)	(45.40%)

Ratios to average net assets(e)

Expenses prior to fees waived or expenses reimbursed	1.07%		0.94%	0.96%		0.90%		1.04%

Net expenses after fees waived or expenses reimbursed(f)	0.96%		0.92%	0.96%		0.90%		1.04%

Net investment income	1.15%		0.32%	0.50%		1.39%		1.07%

Supplemental data

Net assets, end of period (in thousands)	$3		$3	$19		$18		$3

Portfolio turnover	50%		44%	54%		81%		97%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.09%.

(d)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2012

Columbia Global Equity Fund

Financial Highlights (continued)

	Year Ended October 31,
Class W	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$6.97		$7.10		$6.16		$5.23		$9.66

Income from investment operations:

Net investment income	0.05		0.02		0.01		0.06		0.05

Net realized and unrealized gain (loss)	0.41		(0.13)		0.95		0.96		(4.44)

Total from investment operations	0.46		(0.11)		0.96		1.02		(4.39)

Less distributions to shareholders:

Net investment income	(0.00	)(a)	(0.02)		(0.03)		(0.09)		(0.04)

Total distributions to shareholders	(0.00	)(a)	(0.02)		(0.03)		(0.09)		(0.04)

Proceeds from regulatory settlements	0.01		—		0.01		0.00	(a)	—

Net asset value, end of period	$7.44		$6.97		$7.10		$6.16		$5.23

Total return	6.76	%(b)	(1.52%)		15.80	%(c)	19.70	%(d)	(45.62%)

Ratios to average net assets(e)

Expenses prior to fees waived or expenses reimbursed	1.59%		1.48%		1.38%		1.30%		1.43%

Net expenses after fees waived or expenses reimbursed(f)	1.36	%(g)	1.37	%(g)	1.38%		1.30%		1.43%

Net investment income	0.75	%(g)	0.21	%(g)	0.08%		1.05%		0.68%

Supplemental data

Net assets, end of period (in thousands)	$3		$3		$5		$4		$3

Portfolio turnover	50%		44%		54%		81%		97%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.09%.

(d)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	25

Columbia Global Equity Fund

Financial Highlights (continued)

	Year Ended October 31,
Class Z	2012		2011		2010(a)
Per share data
Net asset value, beginning of period	$7.00		$7.12		$6.85

Income from investment operations:

Net investment income (loss)	0.07		0.02		(0.01)

Net realized and unrealized gain (loss)	0.41		(0.11)		0.28

Total from investment operations	0.48		(0.09)		0.27

Less distributions to shareholders:

Net investment income	(0.04)		(0.03)		—

Total distributions to shareholders	(0.04)		(0.03)		—

Proceeds from regulatory settlements	0.01		—		—

Net asset value, end of period	$7.45		$7.00		$7.12

Total return	7.03	%(b)	(1.29%)		3.94%

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed	1.25%		1.23%		1.37	%(d)

Net expenses after fees waived or expenses reimbursed(e)	1.11	%(f)	1.11	%(g)	1.37	%(d)

Net investment income (loss)	1.00	%(f)	0.24	%(g)	(1.52	%)(d)

Supplemental data

Net assets, end of period (in thousands)	$2,387		$3,004		$3

Portfolio turnover	50%		44%		54%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to October 31, 2010.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2012

Columbia Global Equity Fund

Notes to Financial Statements

October 31, 2012

Note 1. Organization

Columbia Global Equity Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R5, Class W and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class K shares (formerly Class R4 shares) are not subject to sales charges; however, this share class is closed to new investors. Effective October 25, 2012, Class R4 shares were renamed Class K shares.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class R5 shares are not subject to sales charges. Effective November 8, 2012, Class R5 shares are only available to investors purchasing through authorized investment professionals. Prior to November 8, 2012, Class R5 shares were closed to new investors.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges, and are only available to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain

Annual Report 2012	27

Columbia Global Equity Fund

Notes to Financial Statements (continued)

October 31, 2012

depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund’s management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if

28	Annual Report 2012

Columbia Global Equity Fund

Notes to Financial Statements (continued)

October 31, 2012

any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadviser (see Subadvisory Agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.80% to 0.57% as the Fund’s net assets increase. The effective investment management fee rate for the year ended October 31, 2012 was 0.79% of the Fund’s average daily net assets.

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and wholly-owned subsidiary of Ameriprise Financial, the subadviser of the Fund. The Investment Manager compensates Threadneedle to manage the investments of the Fund’s assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The effective administration fee rate for the year ended October 31, 2012 was 0.08% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of

Annual Report 2012	29

Columbia Global Equity Fund

Notes to Financial Statements (continued)

October 31, 2012

these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended October 31, 2012, other expenses paid to this company were $2,713.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

For the year ended October 31, 2012, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.28%
Class B	0.29
Class C	0.28
Class K	0.05
Class R	0.28
Class R5	0.05
Class W	0.31
Class Z	0.28

The Fund and certain other associated investment companies, have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At October 31, 2012, the Fund’s total potential future obligation over the life of the Guaranty is $18,157. The liability remaining at October 31, 2012 for non-recurring charges associated with the lease amounted to $9,491 and is recorded as a part of payable for other expenses in the Statement of Assets and Liabilities.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2012, these minimum account balance fees reduced total expenses by $8,770.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares, a fee at an annual

30	Annual Report 2012

Columbia Global Equity Fund

Notes to Financial Statements (continued)

October 31, 2012

rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $900,000 and $1,441,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of June 30, 2012, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $162,707 for Class A, $6,105 for Class B and $738 for Class C shares for the year ended October 31, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through February 28, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.36%
Class B	2.11
Class C	2.11
Class I	0.91
Class K	1.21
Class R	1.61
Class R5	0.96
Class W	1.36
Class Z	1.11

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At October 31, 2012, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sales losses, Trustees’ deferred compensation, foreign currency transactions, investments in partnerships, passive foreign investment company (PFIC) holdings, and re-characterization of distributions from investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$1,202,106
Accumulated net realized loss	(740,220)
Paid-in capital	(461,886)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year ended October 31,	2012	2011
Ordinary income	$1,000,465	$1,360,156

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At October 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$3,549,777
Accumulated realized loss	(183,427,484)
Unrealized appreciation	33,482,511

Annual Report 2012	31

Columbia Global Equity Fund

Notes to Financial Statements (continued)

October 31, 2012

At October 31, 2012, the cost of investments for federal income tax purposes was $335,570,417 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$43,327,488
Unrealized depreciation	(9,892,435)
Net unrealized appreciation	$33,435,053

The following capital loss carryforward, determined at October 31, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2015	939,646
2016	39,197,208
2017	125,704,676
2018	1,645,663
2019	13,445,692
Unlimited short-term	1,351,530
Unlimited long-term	1,143,069
Total	183,427,484

Unlimited capital loss carryforwards are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $195,617,881 and $281,380,059, respectively, for the year ended October 31, 2012.

Note 6. Regulatory Settlements

During the year ended October 31, 2012, the Fund received $444,107 as a result of a regulatory settlement proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds. This amount represented the Fund’s portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The payments have been included in “Proceeds from regulatory settlements” in the Statement of Changes in Net Assets.

Note 7. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or securities that either are issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended October 31, 2012 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

At October 31, 2012, the Fund did not have any securities on loan.

32	Annual Report 2012

Columbia Global Equity Fund

Notes to Financial Statements (continued)

October 31, 2012

In September 2012, the Board voted to cease securities lending by or on December 31, 2012.

Note 8. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends — affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 9. Shareholder Concentration

At October 31, 2012, one unaffiliated shareholder account owned 12.7% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account.

Note 10. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

The Fund had no borrowings during the year ended October 31, 2012.

Note 11. Fund Merger

At the close of business on June 3, 2011, the Fund acquired the assets and assumed the identified liabilities of

Threadneedle Global Equity Income Fund, a series of RiverSource Global Series, Inc., Columbia Global Value Fund, a series of Columbia Funds Series Trust, and Columbia World Equity Fund, a series of Columbia Funds Series Trust I. The reorganization was completed after shareholders approved the plan on February 15, 2011. The purpose of the transaction was to combine four funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the acquisition were $407,776,097 and the combined net assets immediately after the acquisition were $544,099,002.

The merger was accomplished by a tax-free exchange of 4,853,643 shares of Threadneedle Global Equity Income Fund valued at $50,294,044 (including $10,101,864 of unrealized appreciation), 5,219,514 shares of Columbia Global Value Fund valued at $32,759,335 (including $9,178,884 of unrealized depreciation) and 4,157,724 shares of Columbia World Equity Fund valued at $53,269,526 (including $11,443,207 of unrealized appreciation).

In exchange for shares of Threadneedle Global Equity Income Fund, Columbia Global Value Fund and Columbia World Equity Fund, the Fund issued the following number of shares:

	Threadneedle Global Equity Income Fund	Columbia Global Value Fund	Columbia World Equity Fund
Class A	5,366,091	1,655,671	6,705,909
Class B	308,970	261,837	73,197
Class C	197,899	1,954,100	123,910
Class I	656,911	NA	NA
Class R	1,403	NA	NA
Class R4	4,271	NA	NA
Class Z	NA	527,305	NA

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, Threadneedle Global Equity Income Fund, Columbia Global Value Fund and Columbia World Equity Fund’s cost of investments was carried forward.

The financial statements reflect the operations of the Fund for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of Threadneedle Global Equity Income Fund, Columbia Global Value Fund and Columbia World Equity Fund that have been included in the combined Fund’s Statement of Operations

Annual Report 2012	33

Columbia Global Equity Fund

Notes to Financial Statements (continued)

October 31, 2012

since the merger was completed.

Assuming the merger had been completed on November 1, 2010 the Fund’s pro-forma net investment income, net gain on investments, net change in unrealized depreciation and net increase in net assets from operations for the year ended October 31, 2011 would have been approximately $2.5 million, $55.5 million, $(57.0) million and $1.0 million, respectively.

Note 12. Significant Risks

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Note 13. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 14. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

34	Annual Report 2012

Columbia Global Equity Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust II and the Shareholders of

Columbia Global Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Global Equity Fund (the “Fund”) (a series of Columbia Funds Series Trust II) at October 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2012 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion. The statements of changes in net assets and the financial highlights of the Fund for the periods ended October 31, 2011 and prior were audited by another independent registered public accounting firm whose report dated December 22, 2011 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

December 21, 2012

Annual Report 2012	35

Columbia Global Equity Fund

Supplemental Information

(Unaudited)

Change in Independent Registered Public Accounting Firm

At a meeting held on June 14, 2012, the Board, upon recommendation of the Audit Committee, approved the replacement of Ernst & Young LLP (Ernst & Young) as the independent registered public accounting firm for the Fund and certain other funds in the Columbia Family of Funds (collectively, the Funds) and appointed PricewaterhouseCoopers LLP (PwC). PwC’s engagement was effective at the completion of Ernst & Young’s audits of the financial statements of the Funds with fiscal years ended July 31, 2012. The Fund did not consult with PwC during the fiscal years ended October 31, 2011 and 2010 and through the June meeting.

Ernst & Young’s reports on the financial statements of the Fund as of and for the fiscal years ended October 31, 2011 and 2010 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods and through the June meeting, there were no: (1) disagreements between the Fund and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Ernst & Young’s satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports, or (2) reportable events.

36	Annual Report 2012

Columbia Global Equity Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for distributions paid in the fiscal year ended October 31, 2012. Shareholders will be notified in early 2013 of amounts for use in preparing 2012 income tax returns.

Tax Designations:

Qualified Dividend Income	100.00%
Dividends Received Deduction	85.88%

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income dividends paid during the fiscal year that represents qualified dividend income subject to reduced tax rates under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Dividend Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividend received deduction.

The Fund also designates as distribution of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Annual Report 2012	37

Columbia Global Equity Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, were members of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC and began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	152	None
Edward J. Boudreau, Jr. 225 Franklin Street Boston, MA 02110 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	145	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company)	152	None
William P. Carmichael 225 Franklin Street Boston, MA 02110 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	145

Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director,

Simmons Company (bedding)

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	152	None

38	Annual Report 2012

Columbia Global Equity Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William A. Hawkins 225 Franklin Street Boston, MA 02110 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	145	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 225 Franklin Street Boston, MA 02110 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	145	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	152	Director, Valmont Industries, Inc. (manufactures irrigation systems) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	152	None
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	152	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 225 Franklin Street Boston, MA 02110 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments)	145	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., 2003 - 2010 (biotechnology); former President, Aquila Biopharmaceuticals	152	Director, Healthways, Inc. (health management programs) since 2005; Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)

Annual Report 2012	39

Columbia Global Equity Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Anthony M. Santomero 225 Franklin Street Boston, MA 02110 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	145	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director, Ameriprise Certificate Company since 2006 (previously President and Chief Executive Officer, 2006-August 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.	204	None

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

40	Annual Report 2012

Columbia Global Equity Fund

Trustees and Officers (continued)

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Officers
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since 1/11 and Chief Financial Officer since 4/11 RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959

Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and

Assistant Secretary since 6/11 for Nations Funds

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since 3/12	Vice President-Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010

Annual Report 2012	41

Columbia Global Equity Fund

Trustees and Officers (continued)

Officers (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998-May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/10 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel, November 2008-January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously Managing Director and Associate General Counsel, January 2005-July 2008)
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America, June 2005-April 2010

42	Annual Report 2012

Columbia Global Equity Fund

[THIS PAGE INTENTIONALLY LEFT BLANK]

Annual Report 2012	43

Columbia Global Equity Fund

[THIS PAGE INTENTIONALLY LEFT BLANK]

44	Annual Report 2012

Columbia Global Equity Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012	45

Columbia Global Equity Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6334 AL (12/12)

Annual Report October 31, 2012

Columbia Multi-Advisor International Value Fund

Columbia Multi-Advisor International Value Fund

President’s Message

Dear Shareholders,

Stocks rebound around the world

After a weak second quarter, U.S. stock market averages rebounded in the third quarter, erasing earlier losses and boosting year-to-date returns well into double digits. Welcome news from Europe and additional quantitative easing in the United States by the Federal Reserve Board helped bolster the rally. The Standard & Poor’s 500 Index (S&P 500 Index) rose 6.35% (total return) for the quarter. The Dow Jones Industrial Average advanced 4.32% for the same period. From the beginning of the calendar year through September 30, 2012, the S&P 500 Index was up 16.44% (total return). And, as of the end of September, the S&P 500 Index stood at 1,440 — approximately 8% below its all-time high of 1,565 that was set on October 9, 2007.

Outside the United States, stock markets of both developed and emerging market economies rebounded, as measured in U.S. dollars. Investors responded favorably to the announcement of policy measures aimed to resolve the eurozone crisis, which could potentially have a favorable impact on growth in emerging market economies. A weaker dollar also benefited returns to U.S. investors.

Solid gains for fixed income

Within fixed income, investors appeared to be increasingly willing to take on risk as they abandoned higher quality sectors that dominated the performance rankings in the second quarter and favored riskier sectors, where yield spreads tightened by a significant margin. Fixed-income returns were strong, but unlike equities, they have been less volatile, accumulating steadily over the course of the year. Gains were the highest for high-yield and emerging market bonds. By contrast, government issued debt securities eked out smaller gains.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation’s largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today’s opportunities and anticipate tomorrow’s. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>	The Columbia Management Perspectives blog, featuring timely posts by our investment teams

>	Detailed up-to-date fund performance and portfolio information

>	Economic analysis and market commentary

>	Quarterly fund commentaries

>	Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. The Dow Jones Industrial Average is a price weighted average of 30 actively traded shares of blue chip US industrial corporations listed on the New York Stock Exchange. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2012

Columbia Multi-Advisor International Value Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Columbia Multi-Advisor International Value Fund

Performance Overview

Performance Summary

>	Columbia Multi-Advisor International Value Fund (the Fund) Class A shares returned 1.50% excluding sales charges for the 12-month period that ended October 31, 2012.

>	The Fund underperformed its benchmark, the MSCI EAFE Value Index (Net), which returned 4.44% for the same period.

>

Underperformance was the result of various strategies implemented by the Fund’s three independent management teams during the annual period, though relative performance of the three portions of the Fund was mixed.

Average Annual Total Returns (%) (for period ended October 31, 2012)
	Inception	1 Year	5 Years	10 Years
Class A	09/28/01
Excluding sales charges		1.50	-10.01	6.31
Including sales charges		-4.34	-11.06	5.68
Class B	09/28/01
Excluding sales charges		0.67	-10.71	5.49
Including sales charges		-4.25	-10.98	5.49
Class C	09/28/01
Excluding sales charges		0.60	-10.70	5.49
Including sales charges		-0.38	-10.70	5.49
Class I*	03/04/04	1.93	-9.51	6.77
Class K (formerly Class R4)	09/28/01	1.68	-9.65	6.59
Class Z*	09/27/10	1.70	-9.96	6.34
MSCI EAFE Value Index (Net)		4.44	-6.79	8.09

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns since inception if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

MSCI EAFE (Europe, Australasia and the Far East) Value Index (Net) is a subset of the MSCI EAFE Index (Net), and constituents of the index include securities from Europe, Australasia and the Far East. The index generally represents approximately 50% of the free float-adjusted market capitalization of the underlying MSCI EAFE Index (Net), and consists of those securities classified by Morgan Stanley Capital International, Inc. (MSCI) as most representing the value style, such as higher book value-to-price ratios, higher forward earnings-to-price ratios, higher dividend yields and lower forecasted growth rates than securities representing the growth style.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2012

Columbia Multi-Advisor International Value Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (November 1, 2002 — October 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Multi-Advisor International Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2012	3

Columbia Multi-Advisor International Value Fund

Manager Discussion of Fund Performance

Portfolio Management

Columbia Management Investment Advisers, LLC*

Colin Moore, AIIMR

Fred Copper, CFA

Dimensional Fund Advisors, L.P. (DFA)**

Karen Umland, CFA

Jed Fogdall

Joseph Chi, CFA

Henry Gray

Mondrian Investment Partners Limited

Dr. Ormala Krishnan

Frances Cuthbert, CFA

Aidan Nicholson, CFA

* Effective April 20, 2012, Columbia Management assumed portfolio management responsibility for the portfolio of the Fund previously subadvised by Tradewinds Global Investors, LLC.

** Effective November 16, 2011, DFA assumed portfolio management responsibility for the portion of the Fund previously subadvised by AllianceBernstein L.P.

Morningstar Style Box™

The Morningstar Style Box™ is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2012 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Columbia Multi-Advisor International Value Fund (the Fund) is managed by two independent money management firms pursuant to subadvisory agreements with the Fund’s Investment Manager, Columbia Management Investment Advisors, LLC (Columbia Management or the Investment Manager) and each invests a portion of the portfolio’s assets as allocated by the Investment Manager. Effective November 16, 2011, AllianceBernstein L.P. was terminated as one of the Fund’s sub-advisors, and Dimensional Fund Advisors, L.P. (DFA) assumed responsibility for that portion of the portfolio’s assets. Effective April 20, 2012, Tradewinds Global Investors LLC was terminated as one of the Fund’s sub-advisors, and Columbia Management assumed responsibility for that portion of the portfolio’s assets. As of October 31, 2012, DFA, Mondrian Investment Partners Limited (Mondrian), and Fred Copper, CFA and Colin Moore, AIIMR of Columbia Management managed approximately 46%, 23% and 31% of the portfolio, respectively.

The Board of Trustees of the Fund has approved a proposal to merge the Fund into Columbia Overseas Value Fund. The merger is subject to certain conditions, including approval by shareholders of the Fund. Proxy materials regarding the merger will be first mailed to shareholders of the Fund in December 2012, and, it is currently anticipated that a meeting of shareholders to consider the merger will be held in the first half of 2013.

For the 12-month period that ended October 31, 2012, the Fund’s Class A shares returned 1.50% excluding sales charges. The Fund underperformed its benchmark, the MSCI EAFE Value Index (Net) (MSCI Index), which returned 4.44% for the same period. Underperformance was the result of various strategies implemented by the Fund’s three independent management teams during the annual period, though relative performance of the three portions of the Fund was mixed.

Volatility Dominated International Equity Markets

During an annual period characterized by conventional and non-conventional global central bank action and a resurfacing of Eurozone sovereign debt and banking sector fears, international equity markets displayed elevated volatility. Eurozone policy makers outlined new measures to support countries undergoing budgetary adjustment and to help strengthen economic governance but did not yet produce a roadmap to fiscal integration necessary to stabilize the monetary union. Global economic growth was weak. Toward the end of the annual period, market attention additionally turned to uncertainty surrounding the U.S.’ looming fiscal cliff. (The U.S. fiscal cliff refers to tax increases and spending cuts totaling approximately $576 billion scheduled to take effect on January 1, 2013.) There was little divergence in performance between larger companies and smaller-cap companies during the annual period. However, there was significant dispersion in performance across countries, with Greece (-30.4%) and Hong Kong (30.2%) highlighting the difference in various developed equity markets. Further, the performance of value-oriented stocks in Japan, which underperformed growth-oriented stocks in Japan by as much as 20% during the annual period, contributed to headwinds in international developed equity markets.

Various Team Strategies Produced Mixed Results

DFA: For the period from April 20, 2012, when we assumed portfolio management responsibility for a portion of the Fund’s portfolio, through October 31, 2012, our portion of the Fund underperformed the MSCI Index. Our portion of the Fund’s portfolio underperformed the benchmark index during the annual period. Such

4	Annual Report 2012

Columbia Multi-Advisor International Value Fund

Manager Discussion of Fund Performance (continued)

underperformance can be primarily attributed to three factors. First, our portion of the Fund targeted deep value companies in non-financial sectors, which underperformed the MSCI Index, as well as deep value companies in the financials sector, which outperformed the MSCI Index but to which our portion of the Fund’s exposure was limited in order to provide diversification across sectors. Second, the underperformance of deep value companies was especially notable within the consumer discretionary and industrial sectors and in Japan, where our portion of the Fund had exposure. Third, the MSCI Index does not include Canada, which underperformed developed ex-U.S. markets overall and where our portion of the Fund had a sizable weighting.

Our portion of the Fund’s sector allocations and selection of securities are a consequence of our portfolio construction process and value definition rather than any tactical bets on the economic prospects of either the overall sectors or individual companies within those sectors. That said, materials, consumer discretionary and industrials detracted most from our portion of the Fund’s relative results during the annual period, in each case due primarily to weak security selection. Having an overweight allocation to materials also hurt. On the other hand, telecommunication services, financials and information technology buoyed our portion of the Fund’s results. Security selection proved effective in telecommunication services and financials as did having underweight positions in telecommunication services and information technology.

The individual holdings that detracted most from our portion of the Fund’s relative performance were Japanese consumer discretionary companies Sharp and Sony and Australian financials company Commonwealth Bank of Australia. Our portion of the Fund had overweighted positions in Sharp and Sony, which each performed poorly, and an underweighted positioned position in Commonwealth Bank of Australia, which performed well. The individual holdings that contributed most positively to our portion of the Fund’s relative results were Finnish information technology company Nokia, U.K. financials company Lloyds Banking Group and Spanish telecommunication services company Telefonica. Having underweighted positions in Nokia and Telefonica added value, as each of these companies performed poorly. An overweighted exposure to Lloyds Banking Group boosted results, as the bank outperformed the MSCI Index during the annual period.

From a country perspective, our portion of the Fund seeks to provide broad diversification across all developed equity markets, excluding the U.S., roughly in proportion to their market weightings. A country’s relative performance will compel portfolio action only to the extent the performance impacts the composition of the target universe within that country. That said, positioning in Australia, Japan and Canada, the last of which is not a component of the benchmark index, detracted most from our portion of the Fund’s results during the annual period. Positioning in Spain, Sweden and the Netherlands contributed most positively.

Mondrian: Our portion of the Fund’s portfolio outperformed the benchmark index during the annual period. The primary contributor to such results was effective asset allocation, which in turn is a residual of our individual stock selection decisions. Individual stock selection and currency effects also added value. Of the larger European markets, positive contributions came from the U.K. and Germany. In the U.K., the portfolio’s overweighted exposure and stock selection helped. In Germany, stock selection was particularly strong, supported by asset allocation. Negative contribution arose from France due to stock selection and currency effect. An underweight exposure to Norway also detracted as did stock selection in its market. Within Asia Pacific, Singapore contributed most positively due to the portfolio’s overweight position and to currency effect. Further positive contribution came from Japan due to the portfolio’s underweight exposure to the market and

Top Ten Holdings (%) (at October 31, 2012)
BP PLC (United Kingdom)	2.8
Vodafone Group PLC (United Kingdom)	1.9
Banco Santander SA (Spain)	1.7
HSBC Holdings PLC, ADR (United Kingdom)	1.5
Royal Dutch Shell PLC, Class B (United Kingdom)	1.3
Sanofi (France)	1.2
Mitsubishi UFJ Financial Group, Inc. (Japan)	1.2
BNP Paribas SA (France)	1.2
Royal Dutch Shell PLC, Class A (United Kingdom)	1.1
Novartis AG, Registered Shares (Switzerland)	1.1

Percentages indicated are based upon total investments (excluding Money Market Funds and Investments of Cash Collateral Received for Securities on Loan).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2012	5

Columbia Multi-Advisor International Value Fund

Manager Discussion of Fund Performance (continued)

Country Breakdown (%) (at October 31, 2012)
Australia	6.2
Belgium	0.7
Brazil	0.2
Canada	7.1
China	0.7
Denmark	1.3
Finland	0.2
France	11.0
Germany	9.2
Greece	0.0	(a)
Hong Kong	2.2
Ireland	1.3
Israel	0.2
Italy	1.2
Japan	15.7
Netherlands	2.9
New Zealand	0.5
Norway	1.1
Philippines	0.2
Poland	0.2
Portugal	0.2
Russian Federation	0.1
Singapore	3.7
South Korea	0.9
Spain	2.2
Sweden	2.5
Switzerland	3.7
Taiwan	0.1
Thailand	0.4
United Arab Emirates	0.2
United Kingdom	22.2
United States (b)	1.7
Total	100.0

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s portfolio composition is subject to change.

(a)	Rounds to less than 0.1%.

(b)	Includes investments in Money Market Funds.

from Australia due to positive stock selection. Exposure to Hong Kong/China detracted due to poor stock selection. Elsewhere, Canada contributed positively due to stock selection and the portfolio’s underweight position.

Among our portion of the Fund’s outstanding contributors were U.K. machinery company Rotork, German chemicals company Symrise and U.K. containers and packaging company Rexam. Each generated positive returns during the annual period. By the end of the annual period, we had trimmed our portion of the Fund’s positions in Rotork and Rexam and added to its position in Symrise.

Individual disappointments within our portion of the Fund included French office electronics company Neopost, U.K. commercial services and supplies company CPP Group and Australian commercial services and supplies company Transfield Services. Each saw its shares decline during the annual period. By the end of the annual period, we had trimmed our portion of the Fund’s positions in Neopost and Transfield Services and sold its position in CPP Group.

Columbia Management: For the period from April 20, 2012, when we assumed portfolio management responsibility for a portion of the Fund’s portfolio, through October 31, 2012, our portion of the Fund underperformed the MSCI Index. Most of this underperformance can be attributed to June 2012, the month European equity markets began a rally from deeply oversold levels. Our portion of the Fund was defensively positioned at that time, and such positioning hurt the Fund’s results once the equity markets began to recover. Our portion of the Fund was especially defensively positioned within financials, where both country selection and stock selection detracted. Also hindering relative results during this timeframe was stock selection within the energy sector and having an overweight exposure to South Korea, which lagged the MSCI Index from late April through the end of October.

On the positive side, our portion of the Fund’s performance was helped during this timeframe by stock selection within Japan. Further buoying results were overweighted exposures to stocks selected by the momentum and value factors of our proprietary stock-selection quantitative model.

Among the individual stocks that detracted most from our portion of the Fund’s return were Australian civil engineering and contract mining company Macmahon Holdings, Canadian platinum mining company Eastern Platinum and Norwegian seismic data collection services company Electromagnetic GeoServices. Shares of Macmahon Holdings declined due to a significant earnings miss caused by project cost overruns, which, in turn, damaged its management’s credibility. Eastern Platinum detracted because we purchased the stock too early, as cost increases and worker unrest in South Africa along with waning platinum demand were lingering overhangs on the company’s stock. We added to the Fund’s position in Eastern Platinum on weakness. Electromagnetic GeoServices performed poorly as concerns about contract renewals put near-term earnings at risk despite strong underlying demand for the company’s services.

Individual holdings that contributed most positively to our portion of the Fund’s performance included Japanese real estate company Arnest One, Chinese semiconductor device manufacturer Spreadtrum Communications and Japanese karaoke equipment manufacturer Daiichikosho. Arnest One performed well as it appeared the market began recognizing the cash flow potential of the company’s high turnover strategy in single-family housing construction. Spreadtrum Communications rebounded from oversold levels based on improved earnings expectations. Shares of Daiichikosho rose on the company’s strong earnings trajectory, which is based on share buybacks and solid underlying demand for karaoke equipment. We trimmed the Fund’s position in Daiichikosho, taking some profits.

6	Annual Report 2012

Columbia Multi-Advisor International Value Fund

Manager Discussion of Fund Performance (continued)

The countries that detracted most from our portion of the Fund’s performance were Australia, the U.K. and Norway. Our portion of the Fund’s overall positioning in Japan, Ireland and Denmark contributed most positively to its relative returns.

Active Management Strategies Drove Fund Portfolio Changes

DFA: Our portion of the Fund rebalances toward a dynamic target universe, generally defined as the highest book-to-market companies in each country in which it invests. Subject to cash flows, the portfolio buys securities within the target universe and sells securities that no longer sufficiently represent the target universe. During the annual period, we initiated Fund positions in Spanish bank Banco Santander and U.K. bank HSBC Holdings and sold its holdings in U.K. diversified mining company Rio Tinto and U.S. pharmaceuticals company AstraZeneca.

Any shifts in sector and country weights result from both continuous convergence toward target weight, which is based on our value definition, and market movements. Shifts are not a result of any tactical bet on the economic prospects of a given sector or country. That said, during the annual period, our portion of the Fund’s exposure to telecommunication services and health care increased relative to the MSCI Index and its relative weightings to industrials and financials decreased. Our portion of the Fund’s exposure to Canada increased. Additionally, its relative exposure to Sweden increased, and its weightings relative to the MSCI Index in Australia and the U.K. decreased.

At October 31, 2012, our portion of the Fund was overweighted relative to its benchmark index in materials, energy, consumer discretionary and consumer staples. On the same date, our portion of the Fund was underweighted relative to its benchmark index in health care, financials and utilities and was relatively neutrally weighted to the MSCI Index in industrials, information technology and telecommunication services.

Of the countries in which our portion of the Fund had exposure, the U.K. was its largest allocation. Relative to the MSCI Index, our portion of the Fund was most overweighted at the end of October 2012 to Canada, France, the Netherlands and Denmark. Our portion of the Fund was most underweighted relative to the MSCI Index in Switzerland, Australia, Italy, Spain, Japan and Hong Kong at the end of the annual period.

Mondrian: During the annual period, we initiated positions in several companies. To highlight just a few, we established a position in our portion of the Fund in Ingenico, a France-based designer and marketer of electronic payment terminals. Its equipment and software enable secure transactions at point of sale, over the Internet and via mobile phone. In our view, the company stands to benefit from the trend to dematerialize payments with bank cards replacing checks. We believe Ingenico may also be poised to benefit from penetration growth further increasing its exposure to emerging markets and regulations deterring new entrants from this consolidated market. We further believe recurring revenues from terminal maintenance and management, transaction processing and value-added services provides defensiveness, and what we consider to be its well-capitalized balance sheet and strong cash flow support future dividend growth.

Another new purchase for our portion of the Fund during the annual period was Emperor Watch & Jewellery, a leading retailer of fine jewelry and luxury Swiss and German-made watches in Hong Kong, Macau and the People’s Republic of China. In our view, the company has well-established, long-term supplier relationships maintained through its strong sales growth and adherence to supplier agreement terms. We also liked the company’s prime retail locations and strong brand name that, we believe, deters new entrants. We believe the company stands to benefit form the region’s growth in consumer demand for luxury items.

Summary of Investments in Securities by Industry (%) (at October 31, 2012)
Aerospace & Defense	1.3
Air Freight & Logistics	0.1
Airlines	0.3
Auto Components	1.9
Automobiles	2.3
Beverages	0.4
Biotechnology	0.3
Building Products	0.6
Capital Markets	2.4
Chemicals	4.6
Commercial Banks	14.7
Commercial Services & Supplies	2.0
Communications Equipment	0.4
Computers & Peripherals	0.1
Construction & Engineering	2.3
Construction Materials	0.9
Consumer Finance	0.0	(a)
Containers & Packaging	0.8
Distributors	0.0	(a)
Diversified Financial Services	1.8
Diversified Telecommunication Services	2.3
Electric Utilities	0.5
Electrical Equipment	0.8
Electronic Equipment, Instruments & Components	2.6
Energy Equipment & Services	1.5
Food & Staples Retailing	1.7
Food Products	1.1
Gas Utilities	0.3
Health Care Equipment & Supplies	0.3
Health Care Providers & Services	0.6
Hotels, Restaurants & Leisure	0.7
Household Durables	1.1
Household Products	0.4
Independent Power Producers & Energy Traders	0.2
Industrial Conglomerates	0.9
Insurance	5.7
Internet & Catalog Retail	0.5
IT Services	0.3
Leisure Equipment & Products	0.0	(a)
Life Sciences Tools & Services	0.2
Machinery	2.8
Marine	0.6

Annual Report 2012	7

Columbia Multi-Advisor International Value Fund

Manager Discussion of Fund Performance (continued)

Summary of Investments in Securities by Industry (%) (at October 31, 2012) (continued)
Media	1.5
Metals & Mining	4.4
Multiline Retail	0.4
Multi-Utilities	1.5
Office Electronics	0.8
Oil, Gas & Consumable Fuels	10.6
Paper & Forest Products	0.2
Personal Products	0.2
Pharmaceuticals	4.0
Professional Services	0.4
Real Estate Investment Trusts (REITs)	2.1
Real Estate Management & Development	1.7
Road & Rail	0.4
Semiconductors & Semiconductor Equipment	0.5
Specialty Retail	1.2
Textiles, Apparel & Luxury Goods	0.5
Trading Companies & Distributors	1.4
Transportation Infrastructure	1.2
Water Utilities	0.3
Wireless Telecommunication Services	3.3
Money Market Funds	0.8
Total	99.7

Percentages indicated are based upon net assets. The Fund’s portfolio composition is subject to change.

(a)	Rounds to less than 0.1%.

We also purchased Euler Hermes, a French credit insurer, which provides insurance for a company’s accounts receivables in case of default by a customer in return for a premium. In our view, the company is the global leader in this concentrated market and is well positioned with a strong track record of risk management and expansion through economic growth, increased penetration and new market entry. We further believe the company enjoys a strong balance sheet and excess reserves, which should facilitate future growth.

In addition to the sales already mentioned, our portion of the Fund sold its positions in German banking machine and cash register manufacturer Wincor Nixdorf, Hong Kong optical supplies company Arts Optical International and New Zealand respiratory products manufacturer Fisher & Paykel Healthcare. In each case, we sold the position due to what we believed were more attractive alternatives found elsewhere.

At October 31, 2012, our portion of the Fund was most overweighted relative to its benchmark index in the U.K., Singapore, Germany, France, the Netherlands and New Zealand and most underweighted relative to its benchmark index in Japan, Switzerland, Italy, Australia, Sweden, Norway, Finland and Belgium. Our country, sector and industry allocations are a residual of stock selection decisions that include assessment of underlying top-down macro, industry and currency factors as well as bottom-up company-related factors. In order to ensure prudent diversification, we seek to ensure that the portfolio does not exceed 25% exposure to any single industry.

Columbia Management: During the period from April 20, 2012 through October 31, 2012, we decreased our portion of the Fund’s weights relative to the MSCI Index in utilities, telecommunication services, consumer staples, information technology and industrials. Over the same timeframe, we increased our portion of the Fund’s relative weights in materials, consumer discretionary, health care and financials.

From a country perspective, the largest increase in relative weightings during this timeframe was to France, and the largest decreases in relative country weightings were to Norway, the U.K. and Australia.

At October 31, 2012, our portion of the Fund was overweighted relative to the MSCI Index in the consumer staples, consumer discretionary, health care and energy sectors. On the same date, our portion of the Fund was underweighted relative to the MSCI Index in the utilities, telecommunication services, industrials and financials sectors and was relatively neutrally weighted to its benchmark index in the materials and information technology sectors.

From a country perspective, our portion of the Fund was most overweighted relative to its benchmark index in Ireland, the U.S., China, Canada, South Korea and Thailand and was most underweighted relative to its benchmark index in Spain, Hong Kong, Switzerland, Germany, the U.K. and Australia as of October 31, 2012.

Looking Ahead

DFA: Our investment approach for the Fund is to seek, through consistent exposure to deep value securities in developed non-U.S. markets, to capture the returns and diversification benefits of large-cap value stocks. Our belief is that market participants have a low probability of consistently anticipating market movements, and therefore, we maintain consistent, long-term exposure to the value premium and other factors that we believe provide higher than expected returns

8	Annual Report 2012

Columbia Multi-Advisor International Value Fund

Manager Discussion of Fund Performance (continued)

regardless of market conditions. As a firm, we do not attempt to forecast markets or exploit anomalies, and therefore we do not forecast a traditional market outlook.

Mondrian: Our outlook remains cautious for global economies in the months ahead. Based on this view, our strategy going forward in our portion of the Fund’s portfolio is to remain overweight the U.K. The U.K. central bank has embarked on a further quantitative easing exercise, and its government is making efforts to spur growth through private sector-led investment growth in a number of initiatives, such as energy, transport and manufacturing, in an effort to offset cuts in public spending. Our portion of the Fund’s U.K. investments were, at the end of the annual period, primarily focused on the industrial and services segments, in particular high-end engineering companies that manufacture customized finished products or provide services critical within supply chains. In our view, these companies have defensive revenue streams that are dependent on non-discretionary spending and are less exposed to the cyclicality of the capital expenditure cycle. Their businesses, we believe, are driven by preventive maintenance and replacement-related demand, generating sustainable cash flow to support their long-term progressive dividend payouts.

As for the Eurozone, we believe the continent is likely to face a prolonged period of slow economic growth. Such lackluster growth will be based, in our view, on the ongoing effects of budget discipline by governments in both the periphery and the core, on tightening credit conditions as the banking sector bolsters its balance sheets to meet stricter capital requirements, and on weak confidence held by both households and corporations. Despite the backdrop of sluggish economic growth and macro-economic risks posed by the banking sector due to its exposure to sovereign debt of the PIIGS countries (Portugal, Italy, Ireland, Greece and Spain), we believe we have identified some attractive stocks in these nations’ equity markets from a bottom-up perspective. We also currently expect to maintain our portion of the Fund’s overweight positions in France and Germany. Like the U.K., the French and German segments of the portfolio are focused on high-end engineering companies that are dominant in their respective niches and have a globally-diversified revenue base.

We currently intend to maintain our portion of the Fund’s overweight in Asia ex-Japan overall, with overweight positions in Hong Kong and Singapore in particular. The two economies, in our view, are beneficiaries of intra-Asian trade as well as cyclical and structural growth in their respective domestic economies. This segment of the portfolio is primarily invested in the industrial and service segments that are beneficiaries of the outsourcing trend to Asia as well as of cyclical and structural changes taking place in Asia that support domestic demand in order to be less reliant on exports.

Finally, we intend to maintain our portion of the Fund’s underweight to Japan. While Japan, at the end of the annual period, may offer what some consider a safe haven status relative to its developed peers, the country does face longer-term structural issues. The aging and declining population, resulting in a slowly shrinking tax base and disposable savings pool, may pose problems in funding Japan’s fiscal burden in the future unless government spending normalizes in line with the nation’s declining growth trend. At the stock level, we find that Japanese companies that are focused on enhancing shareholder value tend to be the exporters exposed to movements in the yen. In much of the domestic sector, which tends to be shielded from yen movements, corporate governance remains weak and management is generally not aligned to shareholder interests. Nonetheless, we

Annual Report 2012	9

Columbia Multi-Advisor International Value Fund

Manager Discussion of Fund Performance (continued)

continue to monitor opportunities in the Japanese equity market as we seek to exploit oversold conditions on the back of both equity and yen volatility. At the end of the annual period, our portion of the Fund’s Japanese investments were focused on companies with progressive dividend policies, geographical diversification, and a cost-efficient production model that may be globally diversified, utilizing outsourced production to low-cost countries or procuring components from low-cost countries for domestic assembly.

Columbia Management: Despite what we perceive to be significant improvement in the macro risk in Europe at the end of October 2012, debt levels were still precariously high, and therefore, we believe economic growth is still likely to be muted in the months ahead and event risk may be higher than usual. This view leads us to stay somewhat conservatively positioned within our portion of the Fund even though we believe central bank actions have been providing significant liquidity to fuel the financial markets.

10	Annual Report 2012

Columbia Multi-Advisor International Value Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

May 1, 2012 – October 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,019.30	1,017.80	7.41	7.41	1.46
Class B	1,000.00	1,000.00	1,014.20	1,014.03	11.19	11.19	2.21
Class C	1,000.00	1,000.00	1,014.40	1,014.03	11.19	11.19	2.21
Class I	1,000.00	1,000.00	1,020.70	1,020.06	5.13	5.13	1.01
Class K (formerly Class R4)	1,000.00	1,000.00	1,018.90	1,018.55	6.65	6.65	1.31
Class Z	1,000.00	1,000.00	1,018.90	1,019.05	6.14	6.14	1.21
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2012	11

Columbia Multi-Advisor International Value Fund

Portfolio of Investments

October 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 98.4%
Issuer	Shares	Value ($)
Australia 6.2%
Alumina Ltd.	88,251	88,094

Asciano Ltd.	44,461	210,434

Australia and New Zealand Banking Group Ltd.	60,061	1,584,484

Bank of Queensland Ltd.	11,350	89,130

Bendigo and Adelaide Bank Ltd.(a)	19,244	161,180

Boral Ltd.	34,337	127,890

Caltex Australia Ltd.	5,317	93,950

Commonwealth Bank of Australia	20,005	1,198,010

Commonwealth Property Office Fund	1,217,545	1,363,110

David Jones Ltd.(a)	98,341	272,178

Echo Entertainment Group Ltd.	34,955	127,040

Fairfax Media Ltd.(a)	190,781	78,108

Harvey Norman Holdings Ltd.(a)	19,263	38,050

Iluka Resources Ltd.	32,531	333,679

Incitec Pivot Ltd.	47,295	154,905

Lend Lease Group(a)	20,682	185,678

Macmahon Holdings Ltd.	581,876	192,466

Macquarie Group Ltd.	24,900	822,486

Monadelphous Group Ltd.(a)	51,415	1,124,170

National Australia Bank Ltd.	43,576	1,164,557

Newcrest Mining Ltd.	3,566	98,350

Origin Energy Ltd.	47,379	557,704

OZ Minerals Ltd.	14,764	125,273

Qantas Airways Ltd.(b)	43,725	60,282

Santos Ltd.	40,615	484,259

Seven Group Holdings Ltd.	4,854	34,759

Sims Metal Management Ltd.	7,154	69,906

Suncorp Ltd.	60,837	592,585

Tatts Group Ltd.	47,987	139,370

Telstra Corp., Ltd.	68,233	293,231

Toll Holdings Ltd.	31,055	143,065

Transfield Services Ltd.	325,031	535,362

Treasury Wine Estates Ltd.	25,449	130,393

Wesfarmers Ltd.	27,636	996,260

Westpac Banking Corp.	12,428	328,571

Total		13,998,969

Belgium 0.7%
Ageas	8,109	206,373

D’ieteren SA/NV	1	48

Delhaize Group SA	8,721	333,403

KBC Groep NV	14,331	336,395

Common Stocks (continued)
Issuer	Shares	Value ($)
Solvay SA	3,286	395,079

UCB SA	3,984	232,374

Total		1,503,672

Brazil 0.2%
Cia de Saneamento Basico do Estado de Sao Paulo	7,800	330,196

Telefonica Brasil SA, ADR	9,277	204,279

Total		534,475

Canada 7.1%
Aimia, Inc.	140	2,097

Bell Aliant, Inc.	765	20,773

Cameco Corp.	22,200	430,552

Canadian Natural Resources Ltd.	3,564	107,633

Canadian Tire Corp., Ltd., Class A	3,622	259,152

Centerra Gold, Inc.	10,933	124,026

Cott Corp.(b)	33,435	255,778

Eastern Platinum Ltd.(b)	1,701,683	281,129

Empire Co., Ltd., Class A	1,369	79,762

EnCana Corp.(a)	5,139	115,772

Enerplus Corp.	10,348	166,293

Ensign Energy Services, Inc.	4,423	66,118

First Quantum Minerals Ltd.	8,266	185,804

Goldcorp, Inc.	8,323	376,449

Husky Energy, Inc.	14,937	404,552

Inmet Mining Corp.	1,751	90,289

Katanga Mining Ltd.(b)	82	39

Kinross Gold Corp.	68,400	679,377

Loblaw Companies Ltd.	5,500	190,648

Magna International, Inc.	16,749	744,586

Manulife Financial Corp.	95,216	1,176,436

Methanex Corp.	4,138	124,047

Morguard Real Estate Investment Trust(a)	16,800	302,779

Nexen, Inc.	45,325	1,082,354

Northern Property Real Estate Investment Trust	16,900	530,309

Pason Systems Corp.	52,900	861,760

Pengrowth Energy Corp.	16,112	96,632

Penn West Petroleum Ltd.(a)	19,277	250,336

Precision Drilling Corp.(b)	13,100	93,782

Progress Energy Resources Corp.	6,250	125,907

Progressive Waste Solutions Ltd.	4,534	87,752

Quebecor, Inc., Class B	302	10,535

Research In Motion Ltd.(b)	16,600	130,972

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2012

Columbia Multi-Advisor International Value Fund

Portfolio of Investments (continued)

October 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)
Sun Life Financial, Inc.	30,982	768,385

Suncor Energy, Inc.	58,470	1,962,367

Talisman Energy, Inc.	52,300	592,777

Teck Resources Ltd., Class B	35,000	1,110,889

Thomson Reuters Corp.	19,961	562,006

TransAlta Corp.	10,034	159,941

Uranium One, Inc.(b)	16,678	36,237

Viterra, Inc.	100	1,576

Yamana Gold, Inc.	44,900	906,766

Yamana Gold, Inc.	31,653	639,707

Total		16,195,081

China 0.7%
AMVIG Holdings Ltd.	777,000	230,137

Asian Citrus Holdings Ltd.	727,000	406,134

China Communications Construction Co., Ltd., Class H	466,000	434,961

Spreadtrum Communications, Inc., ADR	18,170	418,819

Total		1,490,051

Denmark 1.3%
AP Moller — Maersk A/S, Class A	12	79,481

AP Moller — Maersk A/S, Class B	80	558,228

Carlsberg A/S, Class B	6,070	523,644

Christian Hansen Holding A/S	34,455	1,079,983

Danske Bank AS(b)	10,286	160,849

H Lundbeck A/S	3,022	52,613

Pandora A/S	22,949	364,450

TDC A/S	14,834	102,195

Total		2,921,443

Finland 0.2%
Kesko OYJ, Class A	199	6,371

Kesko OYJ, Class B	1,633	51,116

Neste Oil OYJ	3,598	44,980

Stora Enso OYJ, Class R	21,785	137,456

UPM-Kymmene OYJ	24,152	258,576

Total		498,499

France 11.0%
ArcelorMittal	28,793	426,568

Arkema SA	1,451	132,289

AXA SA	55,602	883,920

BNP Paribas SA	51,957	2,613,622

Boiron SA	9,335	298,859

Bollore SA(a)	379	112,322

Bouygues SA	17,685	425,325

Common Stocks (continued)
Issuer	Shares	Value ($)
Cap Gemini SA	7,538	316,853

Casino Guichard Perrachon SA	2,225	194,319

Cie de St. Gobain	28,290	997,005

Cie Generale de Geophysique-Veritas(b)	7,299	238,502

Cie Generale des Etablissements Michelin	8,129	698,142

Credit Agricole SA(b)	29,668	223,342

Electricite de France SA	12,008	254,085

Euler Hermes SA	3,335	229,879

France Telecom SA	98,084	1,093,585

GDF Suez	54,442	1,249,353

Ingenico	11,770	623,042

IPSOS	14,558	511,548

Lafarge SA	10,100	591,456

Lagardere SCA	4,736	129,432

Medica SA	25,490	455,606

Mersen	14,619	369,589

Metropole Television SA	34,525	481,281

Natixis	36,184	118,563

Neopost SA(a)	16,847	922,253

Nexans SA	14,559	619,617

Peugeot SA(a)(b)	5,014	32,079

Renault SA	16,915	756,610

Rexel SA	3,940	71,317

Rubis SCA	12,703	774,842

Sanofi	31,816	2,796,781

Societe Generale SA(b)	37,012	1,176,540

STMicroelectronics NV	32,466	190,920

Thales SA	834	29,333

Total SA	43,724	2,200,039

Vivendi SA	82,986	1,697,870

Total		24,936,688

Germany 9.1%
Allianz SE, Registered Shares	18,959	2,350,720

Aurubis AG	7,830	495,061

BASF SE	6,562	543,746

Bayerische Motoren Werke AG	5,778	460,208

Bilfinger SE	8,693	850,578

Celesio AG	44	852

Commerzbank AG(b)	75,790	145,191

Daimler AG, Registered Shares	31,315	1,462,216

Deutsche Bank AG, Registered Shares	44,140	2,000,705

Deutsche Lufthansa AG, Registered Shares	17,199	262,828

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	13

Columbia Multi-Advisor International Value Fund

Portfolio of Investments (continued)

October 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)
Deutsche Telekom AG, Registered Shares	6,826	77,938

E.ON AG	69,931	1,588,937

ElringKlinger AG	16,894	469,037

Fielmann AG(a)	8,113	789,726

Freenet AG	27,487	454,426

GFK SE	10,390	473,095

Gildemeister AG	27,333	506,084

HeidelbergCement AG	4,307	228,269

KHD Humboldt Wedag International AG	99,807	601,934

MTU Aero Engines Holding AG	10,750	902,619

Muenchener Rueckversicherungs AG, Registered Shares	5,344	858,901

Norma Group AG	24,447	675,566

QIAGEN NV(b)	21,292	369,946

Rational AG	1,471	371,985

RWE AG	12,595	575,538

Salzgitter AG	551	23,843

Siemens AG, Registered Shares	4,396	441,813

Symrise AG	54,669	1,965,280

ThyssenKrupp AG	27,186	618,588

Volkswagen AG	982	191,432

Total		20,757,062

Greece —%
Coca Cola Hellenic Bottling Co. SA	3,335	71,324

Hong Kong 2.2%
AAC Technologies Holdings, Inc.	126,000	448,621

ASM Pacific Technology Ltd.(a)	30,600	340,400

Cheung Kong Holdings Ltd.	22,000	324,270

Dah Sing Banking Group Ltd.	3,200	3,189

Emperor Watch & Jewellery, Ltd.(a)	3,600,000	341,562

Henderson Land Development Co., Ltd.	46,066	317,686

Hongkong & Shanghai Hotels (The)	6,250	8,242

Hongkong Land Holdings Ltd.	82,000	518,468

Hopewell Holdings Ltd.	20,000	71,897

Hutchison Whampoa Ltd.	103,000	1,009,037

New World Development Co., Ltd.	302,388	465,249

Orient Overseas International Ltd.	10,000	62,961

Pacific Basin Shipping Ltd.	882,000	470,743

Wharf Holdings Ltd.	81,000	552,282

Wheelock & Co., Ltd.	30,000	130,858

Total		5,065,465

Common Stocks (continued)
Issuer	Shares	Value ($)
Ireland 1.3%
DCC PLC	10,315	294,737

Dragon Oil PLC	59,871	536,223

Glanbia PLC	70,615	669,982

Governor & Co. of the Bank of Ireland (The)(b)	963,136	113,602

Jazz Pharmaceuticals PLC(b)	11,319	608,170

Smurfit Kappa Group PLC	56,639	624,007

Total		2,846,721

Israel 0.2%
Bank Hapoalim BM(b)	60,386	237,274

Israel Discount Bank Ltd., Class A(b)	108,982	153,779

Total		391,053

Italy 1.2%
Enel SpA	60,653	227,984

ENI SpA	38,306	879,307

Fiat SpA(b)	13,409	65,349

Parmalat SpA	209	473

Recordati SpA	69,803	558,684

Telecom Italia SpA	801,956	738,533

UniCredit SpA(b)	66,443	293,325

Unione di Banche Italiane SCPA	6,692	26,299

Total		2,789,954

Japan 15.6%
77 Bank Ltd. (The)	12,000	45,698

Aeon Co., Ltd.(a)	3,500	38,173

Aeon Delight Co., Ltd.	22,400	460,896

Aisin Seiki Co., Ltd.	16,200	473,110

Alfresa Holdings Corp.	1,500	67,812

Amada Co., Ltd.	15,000	76,165

Ariake Japan Co., Ltd.	18,700	398,746

Arnest One Corp.	53,200	789,267

Asahi Glass Co., Ltd.	47,000	319,498

Asahi Kasei Corp.	10,000	55,013

Autobacs Seven Co., Ltd.	800	32,829

Canon Marketing Japan, Inc.	1,500	21,862

Canon, Inc.	13,200	428,996

Casio Computer Co., Ltd.	3,600	27,549

Citizen Holdings Co., Ltd.	9,700	49,230

Coca-Cola West Co., Ltd.	2,100	32,193

Cosmo Oil Company Ltd.	26,000	46,244

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2012

Columbia Multi-Advisor International Value Fund

Portfolio of Investments (continued)

October 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)
CyberAgent, Inc.	120	239,816

Dai Nippon Printing Co., Ltd.	22,000	155,893

Daicel Corp.	13,000	78,051

Daiichikosho Co., Ltd.	25,300	625,960

FCC Co., Ltd.(a)	39,600	711,202

Fuji Heavy Industries Ltd.	63,000	607,327

Fuji Machine Manufacturing Co., Ltd.	26,900	381,053

Fuji Media Holdings, Inc.	14	20,734

FUJIFILM Holdings Corp.	21,800	367,992

Fukuoka Financial Group, Inc.	27,000	105,586

Fukuyama Transporting Co., Ltd.	6,000	31,495

Fuyo General Lease Co., Ltd.	22,100	618,409

H2O Retailing Corp.	4,000	41,146

Hachijuni Bank Ltd. (The)	14,000	72,321

Hakuhodo DY Holdings, Inc.	770	46,145

Hankyu Hanshin Holdings, Inc.	7,000	38,751

Hitachi Capital Corp.	1,600	30,727

Hitachi Ltd.	111,000	588,652

Hogy Medical Co., Ltd.	15,300	782,802

Honda Motor Co., Ltd.	14,600	438,923

Horiba Ltd.	15,600	425,655

House Foods Corp.	2,800	45,190

Idemitsu Kosan Co., Ltd.	1,000	86,067

Inpex Corp.	26	148,119

Isetan Mitsukoshi Holdings Ltd.	14,600	142,913

ITOCHU Corp.	64,000	640,612

J Front Retailing Co., Ltd.	16,000	83,203

Japan Petroleum Exploration Co.	10,300	387,693

JFE Holdings, Inc.	35,100	495,399

JTEKT Corp.	9,600	72,092

JX Holdings, Inc.	175,900	936,855

K’s Holdings Corp.	12,700	339,621

Kamigumi Co., Ltd.	10,000	80,650

Kaneka Corp.	9,000	43,905

Kato Sangyo Co., Ltd.	27,000	488,350

Kinden Corp.	5,000	31,305

Kinki Sharyo Co., Ltd.	127,000	409,230

Kobe Steel Ltd.(b)	68,000	59,694

Konica Minolta Holdings, Inc.	39,000	259,462

Kyocera Corp.	1,900	167,121

LIXIL Group Corp.	2,200	48,638

Mandom Corp.	14,500	382,663

Marui Group Co., Ltd.	8,400	60,425

Mazda Motor Corp.(b)	118,000	140,741

Common Stocks (continued)
Issuer	Shares	Value ($)
Medipal Holdings Corp.	4,800	61,130

Miraca Holdings, Inc.	14,400	608,126

Mitsubishi Chemical Holdings Corp.	50,000	198,028

Mitsubishi Corp.	65,200	1,164,012

Mitsubishi Gas Chemical Co., Inc.	31,000	153,165

Mitsubishi Heavy Industries Ltd.	25,000	105,302

Mitsubishi Logistics Corp.	4,000	51,586

Mitsubishi Materials Corp.	38,000	110,485

Mitsubishi UFJ Financial Group, Inc.	599,800	2,713,476

Mitsui & Co., Ltd.	26,400	372,114

Mitsui Chemicals, Inc.	31,000	64,084

Mitsui OSK Lines Ltd.(a)	47,000	112,656

Miura Co., Ltd.	11,000	251,390

Nagase & Co., Ltd.	2,000	21,335

NEC Corp.(a)(b)	97,000	186,051

NGK Spark Plug Co., Ltd.	5,000	55,993

Nifco, Inc.(a)	40,400	918,085

Nippon Electric Glass Co., Ltd.	17,000	86,524

Nippon Express Co., Ltd.	90,000	329,353

Nippon Meat Packers, Inc.	8,000	99,281

Nippon Paper Group, Inc.(a)	4,200	48,033

Nippon Sheet Glass Co., Ltd.	28,000	23,191

Nippon Steel & Sumitomo Metal Corp.	209,000	461,330

Nippon Telegraph & Telephone Corp.	11,400	521,301

Nippon Television Holdings, Inc.	1,500	19,401

Nippon Yusen KK	59,000	112,462

Nissan Shatai Co., Ltd.	3,000	32,828

Nisshin Seifun Group, Inc.	7,000	87,475

Nisshinbo Holdings, Inc.	4,000	26,168

Nomura Holdings, Inc.	133,500	482,583

NTN Corp.(a)	17,000	30,498

Obayashi Corp.	26,000	116,315

Otsuka Holdings Co., Ltd.	16,200	499,407

Panasonic Corp.	94,600	573,802

Ricoh Co., Ltd.(a)	24,000	200,853

Rohm Co., Ltd.	3,600	116,267

SBI Holdings, Inc.(a)	8,480	59,385

Seiko Epson Corp.(a)	4,800	26,694

Seino Holdings Corp.	4,000	23,063

Sekisui House Ltd.	22,000	224,949

Sharp Corp.(a)	70,000	151,010

Shinko Plantech Co., Ltd.	72,400	594,807

Shinsei Bank Ltd.	49,000	71,839

Showa Shell Sekiyu KK	8,000	44,538

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	15

Columbia Multi-Advisor International Value Fund

Portfolio of Investments (continued)

October 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)
SKY Perfect JSAT Holdings, Inc.	55	25,131

Sojitz Corp.	44,200	54,870

Sony Corp.	60,900	721,080

Sumitomo Chemical Co., Ltd.	7,000	19,672

Sumitomo Corp.	52,900	721,175

Sumitomo Electric Industries Ltd.	57,700	620,719

Sumitomo Forestry Co., Ltd.	3,500	31,322

Sumitomo Metal Mining Co., Ltd.	2,000	26,340

Sumitomo Mitsui Financial Group, Inc.	71,800	2,193,993

Sumitomo Mitsui Trust Holdings, Inc.	26,000	78,905

Suzuken Co., Ltd.	3,000	94,700

Taisei Corp.	41,000	113,044

Taiyo Holdings Co., Ltd.	10,500	295,440

Takashimaya Co., Ltd.	10,000	65,773

Teijin Ltd.	32,000	73,386

Tokyo Broadcasting System Holdings, Inc.	1,900	18,475

Toppan Printing Co Ltd	22,000	127,153

Tosoh Corp.(a)	20,000	39,152

Toyo Seikan Kaisha Ltd.	5,800	61,662

Toyoda Gosei Co., Ltd.	1,700	33,478

Toyota Motor Corp.	27,900	1,075,745

Toyota Tsusho Corp.	8,400	183,479

Tsuruha Holdings, Inc.	6,600	500,283

UNY Co., Ltd.	5,400	38,427

Ushio, Inc.	27,500	290,156

Wacoal Holdings Corp.	3,000	33,753

Xebio Co., Ltd.	18,100	354,175

Yamaguchi Financial Group, Inc.	4,000	33,142

Yamaha Corp.	5,300	47,628

Yamato Kogyo Co., Ltd.	1,300	36,516

Total		35,541,018

Netherlands 2.9%
Aegon NV	151,856	847,935

Akzo Nobel NV	9,136	496,993

ING Groep NV-CVA(b)	243,890	2,154,660

Koninklijke Ahold NV	57,359	730,299

Koninklijke Boskalis Westminster NV	44,594	1,698,756

Koninklijke DSM NV	10,903	559,836

Randstad Holding NV	3,806	124,241

Total		6,612,720

Common Stocks (continued)
Issuer	Shares	Value ($)
New Zealand 0.5%
Auckland International Airport Ltd.	233,472	515,005

Fletcher Building Ltd.	19,366	112,012

SKYCITY Entertainment Group Ltd.	159,156	507,625

Total		1,134,642

Norway 1.1%
Atea ASA	42,111	448,712

BW Offshore Ltd.	5,315	3,123

DNB ASA	15,401	192,334

Electromagnetic GeoServices AS(b)	276,493	601,356

Farstad Shipping ASA	11,081	236,146

Kongsberg Automotive Holding ASA(b)	761,674	229,786

Marine Harvest ASA(b)	101,658	79,881

Norsk Hydro ASA	40,880	184,062

Orkla ASA	30,627	242,274

Petroleum Geo-Services ASA	7,574	130,589

Stolt-Nielsen Ltd.	474	8,688

Subsea 7 SA	1,834	40,242

Telenor ASA	631	12,407

Veripos, Inc.(b)	172	498

Total		2,410,098

Philippines 0.2%
Energy Development Corp.	2,402,000	388,910

Poland 0.2%
PGE SA	97,639	529,076

Portugal 0.2%
Banco Espirito Santo SA, Registered Shares(b)	390,127	379,247

EDP Renovaveis SA(b)	2,909	13,830

Portugal Telecom SGPS SA, Registered Shares	16,238	81,683

Total		474,760

Russian Federation 0.1%
Sberbank of Russia, ADR	26,141	307,418

Singapore 3.7%
Ascendas Real Estate Investment Trust	474,000	914,558

CapitaLand Ltd.	168,000	447,409

CapitaMall Trust	886,099	1,524,621

DBS Group Holdings Ltd.	70,600	801,764

Ezra Holdings Ltd.(b)	676,000	615,030

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2012

Columbia Multi-Advisor International Value Fund

Portfolio of Investments (continued)

October 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)
Golden Agri-Resources Ltd.	287,000	146,581

Hyflux Ltd.(a)	385,000	424,427

Indofood Agri Resources Ltd.	21,000	21,608

Neptune Orient Lines Ltd.(a)(b)	45,000	42,590

Overseas Union Enterprise Ltd.(a)	8,000	17,345

SATS Ltd.	426,000	971,289

SIA Engineering Co., Ltd.	331,000	1,138,741

Singapore Airlines Ltd.	36,000	311,997

SMRT Corp., Ltd.(a)	188,000	267,112

StarHub Ltd.	281,000	845,419

Total		8,490,491

South Korea 0.9%
Capro Corp.	17,340	205,161

GS Home Shopping, Inc.	3,491	445,094

Hyundai Home Shopping Network Corp.	5,270	625,509

LG Fashon Corp.	8,840	246,389

Youngone Holdings Co., Ltd.	10,010	556,712

Total		2,078,865

Spain 2.2%
Acciona SA	786	48,229

Banco de Sabadell SA(a)(b)	36,337	88,450

Banco Popular Espanol SA(a)	34,444	53,708

Banco Santander SA	515,865	3,870,746

CaixaBank SA	13,397	50,704

Prosegur Cia de Seguridad SA, Registered Shares	94,259	513,130

Telefonica SA	26,002	342,417

Total		4,967,384

Sweden 2.5%
AF AB, Class B	24,411	541,923

Boliden AB	29,332	512,533

Meda AB, Class A	3,656	37,398

MQ Holding AB	129,939	368,293

Nordea Bank AB	146,551	1,331,197

Saab AB, Class B	36,981	702,499

Skandinaviska Enskilda Banken AB, Class A	119,856	993,846

SSAB AB, Class A	5,139	36,771

SSAB AB, Class B	2,115	13,073

Svenska Cellulosa AB, Class A	2,420	47,467

Svenska Cellulosa AB, Class B	38,561	751,117

Common Stocks (continued)
Issuer	Shares	Value ($)
Telefonaktiebolaget LM Ericsson, Class B	33,652	295,785

Total		5,631,902

Switzerland 3.7%
Adecco SA, Registered Shares	6,601	319,241

Alpiq Holding AG, Registered Shares(b)	90	14,708

Aryzta AG(b)	2,775	138,556

Baloise Holding AG, Registered Shares	7,487	625,458

Clariant AG, Registered Shares	988	10,577

Credit Suisse Group AG, Registered Shares(b)	3,722	86,286

Holcim Ltd., Registered Shares	12,968	884,910

Lonza Group AG, Registered Shares	18	912

Nestlé SA, Registered Shares	6,528	414,265

Novartis AG, Registered Shares	41,463	2,495,438

Roche Holding AG, Genusschein Shares	2,436	468,472

Sulzer AG, Registered Shares	577	83,517

Swiss Re AG	3,470	239,766

UBS AG, Registered Shares	90,910	1,362,723

Zurich Insurance Group AG(b)	4,633	1,141,709

Total		8,286,538

Taiwan 0.2%
Huaku Development Co., Ltd.	153,680	312,628

Thailand 0.4%
Bangkok Bank PCL, Foreign Registered Shares	83,100	488,436

PTT PCL, Foreign Registered Shares	41,100	424,932

Total		913,368

United Arab Emirates 0.2%
Emaar Properties PJSC	533,253	521,934

United Kingdom 22.1%
Amarin Corp. PLC, ADR(b)	10,857	127,895
Anglo American PLC	783	24,046

AstraZeneca PLC	20,657	959,221

Aviva PLC	359,326	1,921,663

AZ Electronic Materials SA	148,084	847,150

Barclays PLC	630,739	2,315,619

Bodycote PLC	73,211	445,758

BP PLC	890,454	6,370,085

Carnival PLC, ADR(a)	7,128	281,770

Cobham PLC	130,035	451,164

Croda International PLC	51,052	1,813,297

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	17

Columbia Multi-Advisor International Value Fund

Portfolio of Investments (continued)

October 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)
De La Rue PLC	67,235	1,149,020

Diploma PLC	82,390	595,115

Domino Printing Sciences PLC	79,149	692,278

Eurasian Natural Resources Corp., PLC	8,331	44,056

Evraz PLC	163	621

Fenner PLC	83,802	488,065

Greene King PLC	51,554	494,180

Halma PLC	71,276	474,349

HSBC Holdings PLC	243,848	2,395,686

HSBC Holdings PLC, ADR(a)	69,317	3,421,487

Intermediate Capital Group PLC	101,836	501,559

International Consolidated Airlines Group SA(b)	26,992	70,260

Interserve PLC	82,652	520,180

Investec PLC	17,542	103,156

J Sainsbury PLC	46,796	267,783

Kazakhmys PLC	6,808	77,894

Kingfisher PLC	87,679	409,619

Laird PLC	202,104	685,557

Lancashire Holdings Ltd.	25,285	352,136

Lloyds Banking Group PLC(b)	1,793,163	1,174,125

Mondi PLC	1,923	21,164

Old Mutual PLC	174,727	484,981

Resolution Ltd.	53,429	188,220

Rexam PLC	124,352	896,406

Rotork PLC	52,209	1,919,266

Royal Bank of Scotland Group PLC, ADR(b)	16,770	149,924

Royal Dutch Shell PLC, Class A(a)	73,776	2,529,752

Royal Dutch Shell PLC, Class B	85,351	3,017,087

Serco Group PLC	69,990	639,841

Spectris PLC	31,277	872,177

Spirax-Sarco Engineering PLC	19,258	601,351

TT electronics PLC	125,339	252,832

Ultra Electronics Holdings PLC	33,508	915,464

Victrex PLC	39,558	909,673

Vodafone Group PLC	1,587,009	4,308,940

Vodafone Group PLC, ADR	71,816	1,954,832

WPP PLC, ADR	1,938	125,272

Xstrata PLC	73,278	1,157,808

Total		50,419,784

United States 0.3%
CF Industries Holdings, Inc.	993	203,754

Onyx Pharmaceuticals, Inc.(b)	3,580	280,529

Common Stocks (continued)
Issuer	Shares	Value ($)
Regeneron Pharmaceuticals, Inc.(b)	1,948	277,200

Total		761,483

Total Common Stocks (Cost: $217,805,794)		223,783,476

Exchange-Traded Funds 0.5%
	Shares	Value ($)

iShares MSCI EAFE Index Fund	22,828	1,222,896

Total Exchange-Traded Funds (Cost: $1,224,102)		1,222,896

Money Market Funds 0.8%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.149%(c)(d)	1,747,054	1,747,054

Total Money Market Funds (Cost: $1,747,054)		1,747,054

Investments of Cash Collateral Received for Securities on Loan 2.3%
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)
Repurchase Agreements 2.3%
BNP Paribas Securities Corp. dated 10/31/12, matures 11/01/12, repurchase price
$72,607(e)	0.280%	72,606	72,606

Mizuho Securities USA, Inc. dated 10/31/12, matures 11/01/12, repurchase price
$55,464(e)	0.350%	55,464	55,464

Nomura Securities dated 10/31/12, matures 11/01/12, repurchase price
$5,000,050(e)	0.360%	5,000,000	5,000,000

Total			5,128,070

Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $5,128,070)			5,128,070

Total Investments (Cost: $225,905,020)			231,881,496

Other Assets & Liabilities, Net			(4,453,767)

Net Assets			227,427,729

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2012

Columbia Multi-Advisor International Value Fund

Portfolio of Investments (continued)

October 31, 2012

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at October 31, 2012

Counterparty	Exchange Date		Currency to be Delivered			Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Citigroup Global Markets, Inc.	December 4, 2012	(CAD)	1,365,000	(USD	)	1,394,213	28,441	—

Citigroup Global Markets, Inc.	December 4, 2012	(KRW)	2,563,571,000	(USD	)	2,297,560	—	(48,723)

Citigroup Global Markets, Inc.	December 4, 2012	(NOK)	5,594,000	(USD	)	977,436	—	(2,584)

Citigroup Global Markets, Inc.	December 4, 2012	(PHP)	14,422,000	(USD	)	347,217	—	(2,735)

Citigroup Global Markets, Inc.	December 4, 2012	(THB)	30,000,000	(USD	)	974,216	—	(2,511)

Citigroup Global Markets, Inc.	December 4, 2012	(TWD)	10,177,000	(USD	)	348,072	—	(283)

Citigroup Global Markets, Inc.	December 4, 2012	(USD)	1,257,883	(AUD	)	1,229,000	14,546	—

Citigroup Global Markets, Inc.	December 4, 2012	(USD)	907,261	(CHF	)	848,000	3,748	—

Citigroup Global Markets, Inc.	December 4, 2012	(USD)	2,438,447	(EUR	)	1,886,000	6,813	—

Citigroup Global Markets, Inc.	December 4, 2012	(USD)	143,549	(EUR	)	110,000	—	(931)

Citigroup Global Markets, Inc.	December 4, 2012	(USD)	3,628,237	(GBP	)	2,262,000	21,661	—

Citigroup Global Markets, Inc.	December 4, 2012	(USD)	216,552	(ILS	)	829,000	—	(3,396)

Citigroup Global Markets, Inc.	December 4, 2012	(USD)	138,936	(JPY	)	11,133,000	561	—

Citigroup Global Markets, Inc.	December 4, 2012	(USD)	696,577	(SGD	)	855,000	4,334	—

J.P. Morgan Securities, Inc.	January 31, 2013	(AUD)	1,246,500	(USD	)	1,280,953	—	(3,490)

J.P. Morgan Securities, Inc.	January 31, 2013	(NZD)	800,500	(USD	)	653,370	—	(991)
Total							80,104	(65,644)

Notes to Portfolio of Investments

(a)	At October 31, 2012, security was partially or fully on loan.

(b)	Non-income producing.

(c)	The rate shown is the seven-day current annualized yield at October 31, 2012.

(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended October 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	4,331,412	90,009,467	(92,593,825)	1,747,054	3,242	1,747,054

(e)	The following table represents securities received as collateral for repurchase agreements. This collateral is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the proper level of collateral.

Security Description	Value ($)
BNP Paribas Securities Corp. (0.280%)
United States Treasury Bill	5

United States Treasury Note/Bond	74,053

Total market value of collateral securities	74,058

Security Description	Value ($)
Mizuho Securities USA, Inc. (0.350%)
Cash Collateral in Lieu of Securities	1,704

United States Treasury Bill	17,141

United States Treasury Inflation Indexed Bonds	307

United States Treasury Note/Bond	36,801

United States Treasury Strip Coupon	586

Total market value of collateral securities	56,539

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	19

Columbia Multi-Advisor International Value Fund

Portfolio of Investments (continued)

October 31, 2012

Notes to Portfolio of Investments (continued)

Security Description	Value ($)
Nomura Securities (0.360%)
Fannie Mae Pool	315,153

Freddie Mac Gold Pool	744,912

Ginnie Mae I Pool	1,294,133

Ginnie Mae II Pool	2,745,802

Total market value of collateral securities	5,100,000

Abbreviation Legend

ADR	American Depositary Receipt

Currency Legend

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
ILS	Israeli Shekel
JPY	Japanese Yen
KRW	Korean Won
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
SGD	Singapore Dollar
THB	Thailand Baht
TWD	Taiwan Dollar
USD	US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2012

Columbia Multi-Advisor International Value Fund

Portfolio of Investments (continued)

October 31, 2012

Fair Value Measurements (continued)

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at October 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	1,985,418	21,015,156	—	23,000,574

Consumer Staples	527,764	8,091,758	—	8,619,522

Energy	6,393,072	21,247,629	—	27,640,701

Financials	6,349,319	56,611,816	—	62,961,135

Health Care	1,293,795	10,841,131	—	12,134,926

Industrials	87,752	34,798,689	—	34,886,441

Information Technology	549,790	10,062,393	—	10,612,183

Materials	4,722,277	19,875,831	—	24,598,108

Telecommunication Services	2,179,884	10,569,945	—	12,749,829

Utilities	490,137	6,089,920	—	6,580,057

Exchange-Traded Funds	1,222,896	—	—	1,222,896

Total Equity Securities	25,802,104	199,204,268	—	225,006,372

Other

Money Market Funds	1,747,054	—	—	1,747,054

Investments of Cash Collateral Received for Securities on Loan	—	5,128,070	—	5,128,070

Total Other	1,747,054	5,128,070	—	6,875,124

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	21

Columbia Multi-Advisor International Value Fund

Portfolio of Investments (continued)

October 31, 2012

Fair Value Measurements (continued)

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments in Securities	27,549,158	204,332,338	—	231,881,496
Derivatives

Assets

Forward Foreign Currency Exchange Contracts	—	80,104	—	80,104

Liabilities

Forward Foreign Currency Exchange Contracts	—	(65,644)	—	(65,644)

Total	27,549,158	204,346,798	—	231,895,956

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2012

Columbia Multi-Advisor International Value Fund

Statement of Assets and Liabilities

October 31, 2012

Assets

Investments, at value*

Unaffiliated issuers (identified cost $219,029,896)	$225,006,372

Affiliated issuers (identified cost $1,747,054)	1,747,054

Investment of cash collateral received for securities on loan

Repurchase agreements (identified cost $5,128,070)	5,128,070

Total investments (identified cost $225,905,020)	231,881,496

Foreign currency (identified cost $26,078)	26,236

Unrealized appreciation on forward foreign currency exchange contracts	80,104

Receivable for:

Investments sold	672,463

Capital shares sold	43,836

Dividends	639,340

Interest	6,208

Reclaims	365,640

Expense reimbursement due from Investment Manager	14,408

Prepaid expenses	3,412

Other assets	646

Total assets	233,733,789

Liabilities

Due upon return of securities on loan	5,128,070

Unrealized depreciation on forward foreign currency exchange contracts	65,644

Payable for:

Investments purchased	157,115

Capital shares purchased	680,182

Investment management fees	27,980

Distribution fees	9,564

Transfer agent fees	55,831

Administration fees	2,487

Plan administration fees	7

Compensation of board members	29,485

Other expenses	144,531

Other liabilities	5,164

Total liabilities	6,306,060

Net assets applicable to outstanding capital stock	$227,427,729

Represented by

Paid-in capital	$565,002,507

Undistributed net investment income	3,890,490

Accumulated net realized loss	(347,443,647)

Unrealized appreciation (depreciation) on:

Investments	5,976,476

Foreign currency translations	(12,557)

Forward foreign currency exchange contracts	14,460

Total — representing net assets applicable to outstanding capital stock	$227,427,729

* Value of securities on loan	$4,785,325

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	23

Columbia Multi-Advisor International Value Fund

Statement of Assets and Liabilities (continued)

October 31, 2012

Class A

Net assets	$209,595,814

Shares outstanding	39,658,132

Net asset value per share	$5.29

Maximum offering price per share(a)	$5.61

Class B

Net assets	$13,109,488

Shares outstanding	2,626,009

Net asset value per share	$4.99

Class C

Net assets	$4,443,272

Shares outstanding	902,568

Net asset value per share	$4.92

Class I

Net assets	$7,519

Shares outstanding	1,387

Net asset value per share	$5.42

Class K(b)

Net assets	$214,128

Shares outstanding	39,723

Net asset value per share	$5.39

Class Z

Net assets	$57,508

Shares outstanding	10,648

Net asset value per share	$5.40

(a)	The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

(b)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2012

Columbia Multi-Advisor International Value Fund

Statement of Operations

Year Ended October 31, 2012

Net investment income
Income:
Dividends — unaffiliated issuers	$9,779,078
Dividends — affiliated issuers	3,242
Interest	27
Income from securities lending — net	322,354
Foreign taxes withheld	(958,619)

Total income	9,146,082

Expenses:
Investment management fees	2,334,515
Distribution fees
Class A	591,087
Class B	181,471
Class C	50,234
Transfer agent fees
Class A	1,065,571
Class B	80,828
Class C	22,592
Class K(a)	105
Class Z	306
Administration fees	207,913
Plan administration fees
Class K(a)	524
Compensation of board members	14,038
Custodian fees	110,227
Printing and postage fees	129,706
Registration fees	82,761
Professional fees	48,483
Other	31,475

Total expenses	4,951,836
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(893,307)
Expense reductions	(40)

Total net expenses	4,058,489

Net investment income	5,087,593

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(18,091,437)
Foreign currency translations	(404,220)
Forward foreign currency exchange contracts	(158,511)
Futures contracts	143,667
Options contracts written	139

Net realized loss	(18,510,362)
Net change in unrealized appreciation (depreciation) on:
Investments	14,259,504
Foreign currency translations	(43,352)
Forward foreign currency exchange contracts	102,331
Futures contracts	(181,128)
Foreign capital gains tax	4,356

Net change in unrealized appreciation (depreciation)	14,141,711

Net realized and unrealized loss	(4,368,651)

Net increase in net assets resulting from operations	$718,942

(a)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	25

Columbia Multi-Advisor International Value Fund

Statement of Changes in Net Assets

	Year Ended October 31, 2012	Year Ended October 31, 2011
Operations

Net investment income	$5,087,593	$8,743,336

Net realized gain (loss)	(18,510,362)	26,337,674

Net change in unrealized appreciation (depreciation)	14,141,711	(57,378,899)

Net increase (decrease) in net assets resulting from operations	718,942	(22,297,889)

Distributions to shareholders:

Net investment income

Class A	(8,809,024)	(12,527,546)

Class B	(458,582)	(998,877)

Class C	(145,101)	(220,987)

Class I	(299)	(6,811,007)

Class K(a)	(7,634)	(12,836)

Class Z	(2,110)	(93)

Total distributions to shareholders	(9,422,750)	(20,571,346)

Increase (decrease) in net assets from capital stock activity	(80,528,250)	(311,771,877)

Total decrease in net assets	(89,232,058)	(354,641,112)

Net assets at beginning of year	316,659,787	671,300,899

Net assets at end of year	$227,427,729	$316,659,787

Undistributed net investment income	$3,890,490	$7,336,060

(a)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2012

Columbia Multi-Advisor International Value Fund

Statement of Changes in Net Assets (continued)

	Year Ended October 31, 2012		Year Ended October 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(a)	2,200,683	10,969,583	3,857,091	23,411,578

Distributions reinvested	1,755,690	8,462,426	2,000,699	11,984,187

Redemptions	(17,547,736)	(89,646,398)	(22,281,486)	(134,506,798)

Net decrease	(13,591,363)	(70,214,389)	(16,423,696)	(99,111,033)

Class B shares

Subscriptions	30,158	143,430	63,365	358,914

Distributions reinvested	97,261	445,457	171,626	973,120

Redemptions(a)	(2,045,056)	(9,610,700)	(4,090,774)	(23,486,889)

Net decrease	(1,917,637)	(9,021,813)	(3,855,783)	(22,154,855)

Class C shares

Subscriptions	63,725	301,385	88,817	499,657

Distributions reinvested	30,557	138,119	37,292	209,578

Redemptions	(364,136)	(1,737,861)	(563,600)	(3,190,086)

Net decrease	(269,854)	(1,298,357)	(437,491)	(2,480,851)

Class I shares

Subscriptions	—	—	856,013	5,431,784

Distributions reinvested	—	—	1,111,042	6,810,686

Redemptions	—	—	(31,445,200)	(200,189,095)

Net increase (decrease)	—	—	(29,478,145)	(187,946,625)

Class K shares(b)

Subscriptions	—	—	569	3,539

Distributions reinvested	1,518	7,452	2,072	12,640

Redemptions	(1,182)	(6,256)	(24,714)	(157,566)

Net increase (decrease)	336	1,196	(22,073)	(141,387)

Class Z shares

Subscriptions	20,517	109,191	12,144	78,648

Distributions reinvested	340	1,673	—	—

Redemptions	(20,301)	(105,751)	(2,463)	(15,774)

Net increase	556	5,113	9,681	62,874

Total net decrease	(15,777,962)	(80,528,250)	(50,207,507)	(311,771,877)

(a)	Includes conversions of Class B shares to Class A shares, if any. The line items from the prior year have been combined to conform to the current year presentation.

(b)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	27

Columbia Multi-Advisor International Value Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended October 31,
Class A	2012		2011		2010	2009		2008
Per share data
Net asset value, beginning of period	$5.40		$6.13		$5.67	$5.02		$12.14

Income from investment operations:

Net investment income	0.10		0.09		0.08	0.08		0.22

Net realized and unrealized gain (loss)	(0.04)		(0.63)		0.50	1.04		(6.16)

Total from investment operations	0.06		(0.54)		0.58	1.12		(5.94)

Less distributions to shareholders:

Net investment income	(0.17)		(0.19)		(0.12)	—		—

Net realized gains	—		—		—	(0.47)		(1.18)

Total distributions to shareholders	(0.17)		(0.19)		(0.12)	(0.47)		(1.18)

Net asset value, end of period	$5.29		$5.40		$6.13	$5.67		$5.02

Total return	1.50%		(9.12%)		10.36%	24.97	%(a)	(53.60%)

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	1.84%		1.63%		1.57%	1.48%		1.29%

Net expenses after fees waived or expenses reimbursed(c)	1.50	%(d)	1.63	%(d)	1.57%	1.48%		1.29%

Net investment income	2.02	%(d)	1.50	%(d)	1.37%	1.73%		2.42%

Supplemental data

Net assets, end of period (in thousands)	$209,596		$287,441		$427,389	$710,323		$659,381

Portfolio turnover	79%		21%		34%	63%		40%

Notes to Financial Highlights

(a)	The Investment Manager reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return would have been lower by 0.08%.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

28	Annual Report 2012

Columbia Multi-Advisor International Value Fund

Financial Highlights (continued)

	Year Ended October 31,
Class B	2012		2011		2010	2009		2008
Per share data
Net asset value, beginning of period	$5.07		$5.75		$5.32	$4.78		$11.69

Income from investment operations:

Net investment income	0.06		0.05		0.03	0.05		0.15

Net realized and unrealized gain (loss)	(0.04)		(0.61)		0.48	0.96		(5.88)

Total from investment operations	0.02		(0.56)		0.51	1.01		(5.73)

Less distributions to shareholders:

Net investment income	(0.10)		(0.12)		(0.08)	—		—

Net realized gains	—		—		—	(0.47)		(1.18)

Total distributions to shareholders	(0.10)		(0.12)		(0.08)	(0.47)		(1.18)

Net asset value, end of period	$4.99		$5.07		$5.75	$5.32		$4.78

Total return	0.67%		(9.90%)		9.63%	23.82	%(a)	(53.90%)

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	2.58%		2.38%		2.35%	2.25%		2.05%

Net expenses after fees waived or expenses reimbursed(c)	2.25	%(d)	2.38	%(d)	2.35%	2.25%		2.05%

Net investment income	1.31	%(d)	0.84	%(d)	0.62%	1.03%		1.69%

Supplemental data

Net assets, end of period (in thousands)	$13,109		$23,042		$48,327	$80,458		$112,548

Portfolio turnover	79%		21%		34%	63%		40%

Notes to Financial Highlights

(a)	The Investment Manager reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return would have been lower by 0.08%.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	29

Columbia Multi-Advisor International Value Fund

Financial Highlights (continued)

	Year Ended October 31,
Class C	2012		2011		2010	2009		2008
Per share data
Net asset value, beginning of period	$5.03		$5.73		$5.31	$4.76		$11.66

Income from investment operations:

Net investment income	0.06		0.04		0.03	0.04		0.14

Net realized and unrealized gain (loss)	(0.04)		(0.59)		0.48	0.98		(5.86)

Total from investment operations	0.02		(0.55)		0.51	1.02		(5.72)

Less distributions to shareholders:

Net investment income	(0.13)		(0.15)		(0.09)	—		—

Net realized gains	—		—		—	(0.47)		(1.18)

Total distributions to shareholders	(0.13)		(0.15)		(0.09)	(0.47)		(1.18)

Net asset value, end of period	$4.92		$5.03		$5.73	$5.31		$4.76

Total return	0.60%		(9.94%)		9.66%	24.14	%(a)	(53.96%)

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	2.59%		2.38%		2.33%	2.24%		2.04%

Net expenses after fees waived or expenses reimbursed(c)	2.24	%(d)	2.38	%(d)	2.33%	2.24%		2.04%

Net investment income	1.29	%(d)	0.76	%(d)	0.60%	1.01%		1.68%

Supplemental data

Net assets, end of period (in thousands)	$4,443		$5,896		$9,218	$10,917		$12,610

Portfolio turnover	79%		21%		34%	63%		40%

Notes to Financial Highlights

(a)	The Investment Manager reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return would have been lower by 0.08%.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

30	Annual Report 2012

Columbia Multi-Advisor International Value Fund

Financial Highlights (continued)

	Year Ended October 31,
Class I	2012	2011	2010	2009		2008
Per share data
Net asset value, beginning of period	$5.55	$6.31	$5.83	$5.12		$12.30

Income from investment operations:

Net investment income	0.13	0.15	0.11	0.12		0.27

Net realized and unrealized gain (loss)	(0.04)	(0.68)	0.53	1.06		(6.27)

Total from investment operations	0.09	(0.53)	0.64	1.18		(6.00)

Less distributions to shareholders:

Net investment income	(0.22)	(0.23)	(0.16)	—		—

Net realized gains	—	—	—	(0.47)		(1.18)

Total distributions to shareholders	(0.22)	(0.23)	(0.16)	(0.47)		(1.18)

Net asset value, end of period	$5.42	$5.55	$6.31	$5.83		$5.12

Total return	1.93%	(8.72%)	11.25%	25.72	%(a)	(53.37%)

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	1.15%	1.00%	0.95%	0.83%		0.84%

Net expenses after fees waived or expenses reimbursed(c)	1.03%	1.00%	0.95%	0.83%		0.84%

Net investment income	2.53%	2.31%	1.96%	2.49%		3.02%

Supplemental data

Net assets, end of period (in thousands)	$8	$8	$185,979	$182,889		$95,736

Portfolio turnover	79%	21%	34%	63%		40%

Notes to Financial Highlights

(a)	The Investment Manager reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return would have been lower by 0.08%.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	31

Columbia Multi-Advisor International Value Fund

Financial Highlights (continued)

	Year Ended October 31,
Class K(a)	2012	2011	2010	2009		2008
Per share data
Net asset value, beginning of period	$5.51	$6.26	$5.80	$5.10		$12.23

Income from investment operations:

Net investment income	0.12	0.12	0.10	0.10		0.25

Net realized and unrealized gain (loss)	(0.05)	(0.66)	0.51	1.07		(6.20)

Total from investment operations	0.07	(0.54)	0.61	1.17		(5.95)

Less distributions to shareholders:

Net investment income	(0.19)	(0.21)	(0.15)	—		—

Net realized gains	—	—	—	(0.47)		(1.18)

Total distributions to shareholders	(0.19)	(0.21)	(0.15)	(0.47)		(1.18)

Net asset value, end of period	$5.39	$5.51	$6.26	$5.80		$5.10

Total return	1.68%	(8.97%)	10.77%	25.61	%(b)	(53.27%)

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed	1.44%	1.31%	1.27%	1.14%		1.13%

Net expenses after fees waived or expenses reimbursed(d)	1.32%	1.31%	1.27%	1.00%		0.87%

Net investment income	2.24%	1.85%	1.67%	2.14%		2.75%

Supplemental data

Net assets, end of period (in thousands)	$214	$217	$385	$493		$558

Portfolio turnover	79%	21%	34%	63%		40%

Notes to Financial Highlights

(a)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

(b)	The Investment Manager reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return would have been lower by 0.08%.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

32	Annual Report 2012

Columbia Multi-Advisor International Value Fund

Financial Highlights (continued)

	Year Ended October 31,
Class Z	2012		2011		2010(a)
Per share data
Net asset value, beginning of period	$5.53		$6.31		$6.09

Income from investment operations:

Net investment income	0.13		0.13		0.01

Net realized and unrealized gain (loss)	(0.06)		(0.68)		0.21

Total from investment operations	0.07		(0.55)		0.22

Less distributions to shareholders:

Net investment income	(0.20)		(0.23)		—

Total distributions to shareholders	(0.20)		(0.23)		—

Net asset value, end of period	$5.40		$5.53		$6.31

Total return	1.70%		(9.11%)		3.61%

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	1.58%		1.44%		1.21	%(c)

Net expenses after fees waived or expenses reimbursed(d)	1.23	%(e)	1.42	%(e)	1.21	%(c)

Net investment income	2.55	%(e)	2.21	%(e)	1.70	%(c)

Supplemental data

Net assets, end of period (in thousands)	$58		$56		$3

Portfolio turnover	79%		21%		34%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to October 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	33

Columbia Multi-Advisor International Value Fund

Notes to Financial Statements

October 31, 2012

Note 1. Organization

Columbia Multi-Advisor International Value Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class K shares (formerly Class R4 shares) are not subject to sales charges; however, this share class is closed to new investors. Effective October 25, 2012, Class R4 shares were renamed Class K shares.

Class Z shares are not subject to sales charges, and are only available to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP)

requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the

34	Annual Report 2012

Columbia Multi-Advisor International Value Fund

Notes to Financial Statements (continued)

October 31, 2012

current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Option contracts are valued at the mean of the latest quoted bid and asked prices on their primary exchanges. Option contracts, including over-the-counter (OTC) option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the NYSE.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift foreign currency exposure back to U.S. dollars, to shift investment exposure from one currency to another, and to shift U.S. dollar exposure

Annual Report 2012	35

Columbia Multi-Advisor International Value Fund

Notes to Financial Statements (continued)

October 31, 2012

to achieve a representative weighted mix of major currencies in its benchmark, and/or to recover an underweight country exposure in its portfolio.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Options Contracts

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. The Fund purchased and wrote option contracts to decrease the Fund’s exposure to equity risk and to increase return on investments, protect gains, and facilitate buying and selling of securities for investments. Completion of transactions for option contracts traded in the OTC market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain OTC option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Option contracts purchased are recorded as investments and options contracts written are recorded as liabilities of the Fund. The Fund will realize a gain or loss when the option contract expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

The risk in buying an option contract is that the Fund pays a premium whether or not the option contract is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases and the option contract is exercised. The Fund’s maximum payout in the case of written put option contracts represents the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under the contract. For OTC options contracts, the transaction is also subject to counterparty credit risk. The maximum payout amount may be offset by the subsequent sale, if any, of assets obtained upon the exercise of the put option contracts by holders of the option contracts or proceeds received upon entering into the contracts.

Contracts and premiums associated with options contracts written for the year ended October 31, 2012 are as follows:

	Calls
	Contracts	Premiums ($)
Balance at October 31, 2011	—	—
Opened	35	139
Closed
Expired	(35)	(139)
Balance at October 31, 2012	—	—

36	Annual Report 2012

Columbia Multi-Advisor International Value Fund

Notes to Financial Statements (continued)

October 31, 2012

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at October 31, 2012:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	80,104

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)

Foreign exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	65,644

The effect of derivative instruments in the Statement of Operations for the year ended October 31, 2012:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Total ($)
Equity contracts	—	—	(18,477)	(18,477)
Foreign exchange contracts	(158,511)	—	—	(158,511)
Interest rate contracts	—	143,667	—	143,667
Total	(158,511)	143,667	(18,477)	(33,321)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Total ($)
Foreign exchange contracts	102,331	—	—	102,331
Interest rate contracts	—	(181,128)	—	(181,128)
Total	102,331	(181,128)	—	(78,797)

The following table is a summary of the volume of derivative instruments for the year ended October 31, 2012:

Derivative Instrument	Contracts Opened
Forward foreign currency exchange contracts	92
Options contracts	290

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Annual Report 2012	37

Columbia Multi-Advisor International Value Fund

Notes to Financial Statements (continued)

October 31, 2012

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

The Fund is a “multi-manager” fund. Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager or Columbia), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investments made by the Fund. The primary responsibility for the day-to-day portfolio management of the Fund is provided by the Fund’s subadvisers (see Subadvisory Agreement below) and by Columbia, for the portion of the Fund which it manages. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.900% to 0.775% as the Fund’s net assets increase. The

38	Annual Report 2012

Columbia Multi-Advisor International Value Fund

Notes to Financial Statements (continued)

October 31, 2012

effective investment management fee rate for the year ended October 31, 2012 was 0.90% of the Fund’s average daily net assets.

Subadvisory Agreement

The Investment Manager has entered into Subadvisory Agreements with Mondrian Investment Partners Limited and Dimensional Fund Advisors, L.P., each of which subadvises a portion of the assets of the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager’s determination, subject to the oversight of the Fund’s Board. Each subadviser’s proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund’s assets.

Prior to April 20, 2012, the Investment Manager had a Subadvisory Agreement with Tradewinds Global Investors, LLC to manage a portion of the assets of the Fund. This agreement was terminated April 20, 2012.

Prior to November 16, 2011, the Investment Manager had a Subadvisory Agreement with AllianceBernstein L.P. to manage a portion of the assets of the Fund. This agreement was terminated November 16, 2011. Effective November 16, 2011, the Investment Manager entered into the Subadvisory Agreement with Dimensional Fund Advisors, L.P.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The effective administration fee rate for the year ended October 31, 2012 was 0.08% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended October 31, 2012, other expenses paid to this company were $2,283.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class K shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class K shares.

For the year ended October 31, 2012, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.45%
Class B	0.45
Class C	0.45
Class K	0.05
Class Z	0.44

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of

Annual Report 2012	39

Columbia Multi-Advisor International Value Fund

Notes to Financial Statements (continued)

October 31, 2012

small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2012, these minimum account balance fees reduced total expenses by $40.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $2,521,000 and $144,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of June 30, 2012, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $142,516 for Class A, $9,313 for Class B and $274 for Class C shares for the year ended October 31, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective January 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through February 28, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.46%
Class B	2.21
Class C	2.21
Class I	1.01
Class K	1.31
Class Z	1.21

Prior to January 1, 2012, the Investment Manager and certain of its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.65%
Class B	2.40
Class C	2.40
Class I	1.20
Class K	1.50
Class Z	1.40

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At October 31, 2012, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sales losses, Trustees’ deferred compensation, foreign currency transactions, passive foreign investment company (PFIC) holdings and derivative investments. To the

40	Annual Report 2012

Columbia Multi-Advisor International Value Fund

Notes to Financial Statements (continued)

October 31, 2012

extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$889,587
Accumulated net realized loss	(889,587)
Paid-in capital	—

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year ended October 31,	2012 ($)	2011 ($)
Ordinary income	9,422,750	20,571,346
Total	9,422,750	20,571,346

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At October 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$5,223,385
Undistributed accumulated long-term gain	—
Accumulated realized loss	(344,010,630)
Unrealized appreciation	1,241,156

At October 31, 2012, the cost of investments for federal income tax purposes was $230,626,589 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$22,844,720
Unrealized depreciation	(21,589,813)
Net unrealized appreciation	$1,254,907

The following capital loss carryforward, determined at October 31, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2017	320,913,280
2018	2,168,950
Unlimited short-term	8,322,535
Unlimited long-term	12,605,865
Total	344,010,630

Unlimited capital loss carryforwards are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $204,498,007 and $286,018,130, respectively, for the year ended October 31, 2012.

Note 6. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or securities that either are issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection

Annual Report 2012	41

Columbia Multi-Advisor International Value Fund

Notes to Financial Statements (continued)

October 31, 2012

with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended October 31, 2012 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

At October 31, 2012, securities valued at $4,785,325 were on loan, secured by cash collateral of $5,128,070 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

In September 2012, the Board voted to cease securities lending by or on December 31, 2012.

Note 7. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends — affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At October 31, 2012, one unaffiliated shareholder account owned 22.6% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

The Fund had no borrowings during the year ended October 31, 2012.

Note 10. Significant Risks

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Geographic Concentration Risk

The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. Currency devaluation could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund may be more volatile than a more geographically diversified fund.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.

42	Annual Report 2012

Columbia Multi-Advisor International Value Fund

Notes to Financial Statements (continued)

October 31, 2012

In September 2012, the Board approved a proposal to merge the Fund into Columbia Overseas Value Fund, a series of Columbia Funds Series Trust. Shareholders of the Fund will vote on the proposed merger at a special meeting of shareholders to be held during the first half of 2013.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012	43

Columbia Multi-Advisor International Value Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust II and the Shareholders of

Columbia Multi-Advisor International Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Multi-Advisor International Value Fund (the “Fund”) (a series of Columbia Funds Series Trust II) at October 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2012 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion. The statements of changes in net assets and the financial highlights of the Fund for the periods ended October 31, 2011 and prior were audited by another independent registered public accounting firm whose report dated December 22, 2011 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

December 21, 2012

44	Annual Report 2012

Columbia Multi-Advisor International Value Fund

Supplemental Information

(Unaudited)

Change in Independent Registered Public Accounting Firm

At a meeting held on June 14, 2012, the Board, upon recommendation of the Audit Committee, approved the replacement of Ernst & Young LLP (Ernst & Young) as the independent registered public accounting firm for the Fund and certain other funds in the Columbia Family of Funds (collectively, the Funds) and appointed PricewaterhouseCoopers LLP (PwC). PwC’s engagement was effective at the completion of Ernst & Young’s audits of the financial statements of the Funds with fiscal years ended July 31, 2012. The Fund did not consult with PwC during the fiscal years ended October 31, 2011 and 2010 and through the June meeting.

Ernst & Young’s reports on the financial statements of the Fund as of and for the fiscal years ended October 31, 2011 and 2010 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods and through the June meeting, there were no: (1) disagreements between the Fund and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Ernst & Young’s satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports, or (2) reportable events.

Annual Report 2012	45

Columbia Multi-Advisor International Value Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for distributions paid in the fiscal year ended October 31, 2012. Shareholders will be notified in early 2013 of amounts for use in preparing 2012 income tax returns.

Tax Designations:

Qualified Dividend Income	100%
Dividends Received Deduction	0.00%
Capital Gain Dividend	$0
U.S. Government Income, may be exempt from state taxation	0.00%
Foreign Taxes Paid	$396,262
Foreign Source Income	$4,287,536

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income dividends paid during the fiscal year that represents qualified dividend income subject to reduced tax rates under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Dividend Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividend received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. These taxes, and the corresponding foreign source income, are provided.

46	Annual Report 2012

Columbia Multi-Advisor International Value Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, were members of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC and began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	152	None
Edward J. Boudreau, Jr. 225 Franklin Street Boston, MA 02110 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	145	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company)	152	None
William P. Carmichael 225 Franklin Street Boston, MA 02110 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	145

Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds

Series Trust (11 funds); former Director, Spectrum

Brands, Inc. (consumer products); former Director,

Simmons Company (bedding)

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	152	None

Annual Report 2012	47

Columbia Multi-Advisor International Value Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William A. Hawkins 225 Franklin Street Boston, MA 02110 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	145	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 225 Franklin Street Boston, MA 02110 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	145	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	152	Director, Valmont Industries, Inc. (manufactures irrigation systems) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	152	None
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	152

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services) since November 2007

Minor M. Shaw 225 Franklin Street Boston, MA 02110 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments)	145	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	152	Director, Healthways, Inc. (health management programs) since 2005; Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)

48	Annual Report 2012

Columbia Multi-Advisor International Value Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 225 Franklin Street Boston, MA 02110 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	145

Director, Renaissance

Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director, Ameriprise Certificate Company since 2006 (previously President and Chief Executive Officer, 2006-August 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.	204	None

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

Annual Report 2012	49

Columbia Multi-Advisor International Value Fund

Trustees and Officers (continued)

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Officers
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since 1/11 and Chief Financial Officer since 4/11 RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds

Senior Vice President, Chief Legal Officer and Assistant

Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since 3/12	Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010

50	Annual Report 2012

Columbia Multi-Advisor International Value Fund

Trustees and Officers (continued)

Officers (continued)
Name, Address, Year of Birth	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds

Vice President — Investment Accounting, Columbia

Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998-May 2010

Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/10 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel, November 2008-January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously Managing Director and Associate General Counsel, January 2005-July 2008)
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America, June 2005-April 2010

Annual Report 2012	51

Columbia Multi-Advisor International Value Fund

[THIS PAGE INTENTIONALLY LEFT BLANK]

52	Annual Report 2012

Columbia Multi-Advisor International Value Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012	53

Columbia Multi-Advisor International Value Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6242 T (12/12)

Annual Report October 31, 2012

Columbia Seligman Global Technology Fund

Columbia Seligman Global Technology Fund

President’s Message

Dear Shareholders,

Stocks rebound around the world

After a weak second quarter, U.S. stock market averages rebounded in the third quarter, erasing earlier losses and boosting year-to-date returns well into double digits. Welcome news from Europe and additional quantitative easing in the United States by the Federal Reserve Board helped bolster the rally. The Standard & Poor’s 500 Index (S&P 500 Index) rose 6.35% (total return) for the quarter. The Dow Jones Industrial Average advanced 4.32% for the same period. From the beginning of the calendar year through September 30, 2012, the S&P 500 Index was up 16.44% (total return). And, as of the end of September, the S&P 500 Index stood at 1,440 — approximately 8% below its all-time high of 1,565 that was set on October 9, 2007.

Outside the United States, stock markets of both developed and emerging market economies rebounded, as measured in U.S. dollars. Investors responded favorably to the announcement of policy measures aimed to resolve the eurozone crisis, which could potentially have a favorable impact on growth in emerging market economies. A weaker dollar also benefited returns to U.S. investors.

Solid gains for fixed income

Within fixed income, investors appeared to be increasingly willing to take on risk as they abandoned higher quality sectors that dominated the performance rankings in the second quarter and favored riskier sectors, where yield spreads tightened by a significant margin. Fixed-income returns were strong, but unlike equities, they have been less volatile, accumulating steadily over the course of the year. Gains were the highest for high-yield and emerging market bonds. By contrast, government issued debt securities eked out smaller gains.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation’s largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today’s opportunities and anticipate tomorrow’s. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>	The Columbia Management Perspectives blog, featuring timely posts by our investment teams

>	Detailed up-to-date fund performance and portfolio information

>	Economic analysis and market commentary

>	Quarterly fund commentaries

>	Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. The Dow Jones Industrial Average is a price weighted average of 30 actively traded shares of blue chip US industrial corporations listed on the New York Stock Exchange. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2012

Columbia Seligman Global Technology Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Columbia Seligman Global Technology Fund

Performance Overview

Performance Summary

>	Columbia Seligman Global Technology Fund (the Fund) Class A shares returned -0.45% excluding sales charges for the 12-month period that ended October 31, 2012.

>	The Fund underperformed its benchmark, the MSCI World Information Technology (IT) Index (Net), which returned 6.48% for the same 12-month period.

>

Positioning in the semiconductors & semiconductor equipment, computers & peripherals, Internet software & services and software industries detracted, more than offsetting the positive contributions made by positioning in the communications equipments and electronic equipment instruments industries.

Average Annual Total Returns (%) (for period ended October 31, 2012)
	Inception	1 Year	5 Years	10 Years
Class A	05/23/94
Excluding sales charges		-0.45	0.38	9.20
Including sales charges		-6.17	-0.80	8.56
Class B	04/22/96
Excluding sales charges		-1.22	-0.37	8.36
Including sales charges		-6.15	-0.77	8.36
Class C	05/27/99
Excluding sales charges		-1.16	-0.36	8.38
Including sales charges		-2.15	-0.36	8.38
Class I*	08/03/09	-0.05	0.69	9.37
Class K (formerly Class R4)*	08/03/09	-0.20	0.53	9.28
Class R*	04/30/03	-0.66	0.12	8.93
Class R5*	08/03/09	-0.10	0.64	9.34
Class Z*	09/27/10	-0.15	0.50	9.26
MSCI World IT Index (Net)		6.48	-0.92	7.36

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns since inception if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The MSCI World IT Index (Net) is a free float-adjusted market capitalization index designed to measure information technology stock performance in the global developed equity market.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2012

Columbia Seligman Global Technology Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (November 1, 2002 — October 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Seligman Global Technology Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2012	3

Columbia Seligman Global Technology Fund

Manager Discussion of Fund Performance

Portfolio Management

Richard Parower, CFA

Paul Wick

Ajay Diwan

Benjamin Lu

Morningstar Style Box™

The Morningstar Style Box™ is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2012 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at October 31, 2012)
Synopsys, Inc.	7.9
Apple, Inc.	7.3
Symantec Corp.	7.0
Nuance Communications, Inc.	4.8
Parametric Technology Corp.	4.3
KLA-Tencor Corp.	4.2
Lam Research Corp.	4.0
QUALCOMM, Inc.	3.8
EMC Corp.	3.8
Check Point Software Technologies Ltd.	3.8

Percentages indicated are based upon total investments (excluding Money Market Funds and Investments of Cash Collateral Received for Securities on Loan).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

For the 12-month period that ended October 31, 2012, the Fund’s Class A shares returned -0.45% excluding sales charges. The Fund underperformed its benchmark, the MSCI World Information Technology (IT) Index (Net), which returned 6.48%. The Fund’s positioning in the semiconductors & semiconductor equipment, computers & peripherals, Internet software & services and software industries detracted, more than offsetting the positive contributions made by positioning in the communications equipment and electronic equipment instruments industries.

IT Sector Decline Attributable to Second-Half Concerns

The information technology sector lagged the broad international equity market during the annual period overall. However, this performance actually masks what was an annual period characterized by two seemingly distinct timeframes, as investor sentiment shifted dramatically. During the first half of the annual period, we believe that news regarding the European Union’s efforts to address its sovereign debt crisis, improving or stabilizing economic readings out of the U.S, and continued Gross Domestic Product (GDP) growth in India and China supported a “risk on” view by most investors and, in turn, a rally in U.S. and international equities. The information technology sector posted solid gains. However, during the second half of the annual period, the equity markets experienced a pull-back, likely led by disappointing economic data and rising concerns that this economic cycle may never hit full stride. Europe’s reluctance to craft a meaningful long-term solution to its lingering debt problems weighed on investors, as did a slowdown in emerging market growth, new tensions in the Middle East, uncertainty preceding the November U.S. elections and the looming U.S. fiscal cliff. (The U.S. fiscal cliff refers to tax increases and spending cuts totaling approximately $576 billion scheduled to take effect on January 1, 2013.) While a fresh round of monetary stimulus from central banks around the world brought some short-lived relief to the equity markets in September 2012, persistent worries led investors to book some of their profits and move to the sidelines in October. In turn, the information technology sector suffered significant losses during the second half of the annual period that more than offset earlier gains.

From an industry perspective within the benchmark index, the weakest performing segments of the information technology sector during the annual period were office electronics, electronic equipment instruments, communications equipment and semiconductors & semiconductor equipment. The best performing segments of the information technology sector within the benchmark index were computers & peripherals, Internet software & services and information technology services.

Stock Selection Overall Hampered Results

The Fund underperformed the MSCI World IT Index (Net) primarily because of stock selection in the semiconductors & semiconductor equipment, computers & peripherals, Internet software & services and software industries. Having overweighted allocations to semiconductors & semiconductor equipment and software also hurt, as each of these industries lagged the MSCI World IT Index (Net) during the annual period. Similarly, having underweighted exposure to computers & peripherals and Internet software & services hampered results, as each of these industries outpaced the MSCI World IT Index (Net).

Within semiconductors & semiconductor equipment, positions in Advanced Micro Devices and Marvell Technology Group detracted from Fund results most. Advanced Micro Devices saw its shares decline on lack of execution of its product delivery plan. Marvell Technology Group, which has significant exposure to the

4	Annual Report 2012

Columbia Seligman Global Technology Fund

Manager Discussion of Fund Performance (continued)

hard disc drive market, performed poorly as consumers and businesses held off from purchasing personal computers. On the positive side, not owning a position in Intel proved effective, as the industry bellwether performed poorly. Also contributing positively to the Fund’s results was a position in Novellus, whose shares rose on the announcement of its acquisition by Lam Research.

In computers & peripherals, industry giant Apple was a strong absolute performer but the Fund was underweighted its stock. Apple comprises nearly 18% of the MSCI World IT Index (Net) and posted double-digit gains during the annual period. However, portfolio risk management mandates prevent holding a position of this size; the Fund held an average weight of 6.6% of its net assets in Apple. Network Appliance, which manufactures storage arrays, detracted from the Fund’s results, as its product transition took longer than anticipated. Partially offsetting these detractors was the positive contribution made by not owning a position in Hewlett-Packard, which performed poorly. The Fund also benefited from taking gains early in the annual period from Seagate Technology. Our timing proved prudent, as the company’s shares declined subsequent to our sale.

Positions in Baidu and GREE disappointed most within the Internet software & services industry. China’s Baidu suffered from slowing advertising revenue. Japan’s GREE saw its shares decline on poor execution in introducing its new games for mobile phones. Not owning eBay and Google also hurt. In the software industry, a position in Rovi significantly detracted. On the positive side, positions in software companies Synopsis, Oracle and Symantec each added value, rebounding solidly from earlier weakness.

Positioning in Communications Equipment Buoyed Results

Effective stock selection and having an underweight position relative to the MSCI World IT Index (Net) in the communications equipment industry benefitted the Fund’s relative results most. Not owning positions in benchmark names like Nokia, Research in Motion and Ericcson particularly helped, as each of these companies lost market share to Apple’s iPhone during the annual period. Also, an underweighted exposure to networking stocks, which were pressured by a slowdown in carrier spending, and to infrastructure stocks, helped.

Underweighted allocations to the electronic equipment instruments and office electronics industries, which each lagged the MSCI World IT Index (Net), contributed positively to the Fund’s results. So, too, did effective stock selection overall within the electronic equipment instruments industry.

Stock-Specific News Flow Drove Portfolio Changes

Driven primarily by our bottom-up stock selection strategy and our strict sell discipline, the Fund’s exposure to the semiconductors and communication equipment industries increased during the annual period, while its allocations to the information technology services and Internet software and services industries decreased.

At the end of the annual period, the Fund was overweight relative to the MSCI World IT Index (Net) in the software and semiconductors & semiconductor equipment industries. The Fund was underweight compared to the MSCI World IT Index (Net) in the communications equipment, computers & peripherals, electronic equipment instruments, Internet software & services and information technology services industries and was relatively neutral to the Index in office electronics.

Portfolio Breakdown (%) (at October 31, 2012)
Common Stocks	93.0
Consumer Discretionary	0.6
Health Care	0.9
Industrials	0.2
Information Technology	89.8
Telecommunication Services	1.5
Money Market Funds	7.0
Total	100.0

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s portfolio composition is subject to change.

Annual Report 2012	5

Columbia Seligman Global Technology Fund

Manager Discussion of Fund Performance (continued)

Looking Ahead

Looking ahead, we are most mindful perhaps of the potential impact the looming fiscal cliff may have on corporate and personal tax rates as well as the approach to government spending and entitlement reform. While we certainly hope for compromise both within Congress and between Congress and the newly re-elected U.S. President, lingering uncertainty until such compromise is ultimately reached will likely, in our view, hold back capital spending, including information technology expenditures.

At the end of the annual period, U.S. economic fundamentals remained subdued, but had seen some gradual improvement, unlike in other global economies. We feel the policy approach going forward will play a meaningful role in determining whether the fragile economic recovery blossoms or delivers uninspiring growth. We intend to adjust the Fund portfolio’s exposure accordingly. We are optimistic that the personal computer supply chain has seemingly worked through its excess inventory and are hopeful that the worst is over for personal computer-related companies. We are still of the opinion that demand for computing is growing globally, and traditional personal computers will remain a part of that landscape along with the fast-growing tablet and smart-phone categories. The fourth quarter of a calendar year usually marks a seasonally stronger period for semiconductors, which, combined with attractive valuations, investor apathy and positive semiconductor capital equipment trends, leave us optimistic that the chip-related holdings in the Fund’s portfolio may also be poised to perform better. Finally, we are constructive in our view toward an uptick in enterprise spending, as corporations invest in information technology in an effort to improve productivity. The key question that remains is the timing of such an upward turn.

As always, we intend to seek long-term capital appreciation by constructing a conviction-weighted portfolio of technology and technology-related companies, as driven by rigorous bottom-up fundamental and valuation analysis.

6	Annual Report 2012

Columbia Seligman Global Technology Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

May 1, 2012 – October 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	885.70	1,018.20	6.54	7.00	1.38
Class B	1,000.00	1,000.00	882.60	1,014.43	10.08	10.79	2.13
Class C	1,000.00	1,000.00	883.00	1,014.43	10.08	10.79	2.13
Class I	1,000.00	1,000.00	887.60	1,020.26	4.60	4.93	0.97
Class K (formerly Class R4)	1,000.00	1,000.00	886.60	1,018.70	6.07	6.50	1.28
Class R	1,000.00	1,000.00	884.70	1,016.94	7.72	8.26	1.63
Class R5	1,000.00	1,000.00	887.80	1,020.01	4.84	5.18	1.02
Class Z	1,000.00	1,000.00	886.90	1,019.46	5.36	5.74	1.13

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2012	7

Columbia Seligman Global Technology Fund

Portfolio of Investments

October 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 93.2%
Issuer	Shares	Value ($)
Consumer Discretionary 0.6%
Diversified Consumer Services 0.2%

Lifelock, Inc.(a)	90,709	657,640

Household Durables 0.4%

Panasonic Corp.	286,000	1,734,751

Total Consumer Discretionary		2,392,391

Health Care 0.9%
Health Care Equipment & Supplies 0.5%

Stryker Corp.	35,000	1,841,000

Life Sciences Tools & Services 0.4%

Agilent Technologies, Inc.	47,600	1,713,124

Total Health Care		3,554,124

Industrials 0.2%
Commercial Services & Supplies 0.2%

Performant Financial Corp.(a)	77,045	760,434

Total Industrials		760,434

Information Technology 90.0%
Communications Equipment 6.6%

Cisco Systems, Inc.	610,700	10,467,398

QUALCOMM, Inc.	253,271	14,835,349

Radware, Ltd.(a)	60,057	1,969,870

Total		27,272,617

Computers & Peripherals 16.1%

Apple, Inc.	47,155	28,061,941

Dell, Inc.	140,100	1,293,123

Electronics for Imaging, Inc.(a)	275,303	4,779,260

EMC Corp.(a)	606,400	14,808,288

NCR Corp.(a)	324,900	6,913,872

NetApp, Inc.(a)	299,000	8,043,100

SanDisk Corp.(a)	71,200	2,973,312

Total		66,872,896

Electronic Equipment, Instruments & Components 4.5%

Arrow Electronics, Inc.(a)	133,300	4,696,159

Avnet, Inc.(a)	85,700	2,455,305

Flextronics International Ltd.(a)	673,600	3,886,672

Kyocera Corp.	41,400	3,641,488

Murata Manufacturing Co., Ltd.	64,900	3,157,105

Tripod Technology Corp.	80	154

Vishay Intertechnology, Inc.(a)(b)	113,600	940,608

Total		18,777,491

Common Stocks (continued)
Issuer	Shares	Value ($)

Internet Software & Services 1.0%

Dena Co., Ltd.	33,600	1,048,685

GREE, Inc.(b)	184,600	3,217,892

Total		4,266,577

IT Services 4.8%

Global Payments, Inc.	50,200	2,146,050

International Business Machines Corp.	21,700	4,221,301

VeriFone Systems, Inc.(a)	165,700	4,911,348

Visa, Inc., Class A	34,400	4,773,344

WNS Holdings Ltd., ADR(a)	381,244	4,003,062

Total		20,055,105

Office Electronics 1.0%

Canon, Inc.	58,300	1,894,731

Xerox Corp.	342,777	2,207,484

Total		4,102,215

Semiconductors & Semiconductor Equipment 20.6%

Advanced Micro Devices, Inc.(a)(b)	1,113,963	2,283,624

Advanced Semiconductor Engineering, Inc.	2,973,012	2,243,525

Avago Technologies Ltd.	161,600	5,337,648

Broadcom Corp., Class A	241,600	7,618,856

Dialog Semiconductor PLC(a)	65,800	1,308,297

KLA-Tencor Corp.	345,400	16,068,008

Lam Research Corp.(a)	437,837	15,499,430

LSI Corp.(a)	241,400	1,653,590

Marvell Technology Group Ltd.	564,885	4,456,943

Microsemi Corp.(a)	310,700	5,965,440

NXP Semiconductor NV(a)	305,700	7,416,282

Samsung Electronics Co., Ltd.	2,200	2,640,083

Semtech Corp.(a)	113,300	2,829,101

Shinko Electric Industries Co., Ltd.(b)	447,100	2,783,778

Teradyne, Inc.(a)(b)	348,400	5,093,608

United Microelectronics Corp.	5,513,000	2,044,190

Total		85,242,403

Software 35.4%
Application Software 18.9%

Cadence Design Systems, Inc.(a)(b)	294,100	3,723,306

Citrix Systems, Inc.(a)	63,700	3,937,297

NICE Systems Ltd., ADR(a)	114,328	3,807,122

Nuance Communications, Inc.(a)(b)	835,199	18,591,530

Parametric Technology Corp.(a)	817,236	16,491,822

Synopsys, Inc.(a)	946,749	30,485,318

TIBCO Software, Inc.(a)	47,300	1,192,433

Total		78,228,828

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2012

Columbia Seligman Global Technology Fund

Portfolio of Investments (continued)

October 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Systems Software 16.5%

Check Point Software Technologies Ltd.(a)	325,705	14,503,644

Microsoft Corp.	292,816	8,355,504

Oracle Corp.	411,000	12,761,550

Symantec Corp.(a)	1,491,862	27,136,970

VMware, Inc., Class A(a)	64,400	5,459,188

Total		68,216,856

Total Software		146,445,684

Total Information Technology		373,034,988

Telecommunication Services 1.5%
Diversified Telecommunication Services 0.5%

AT&T, Inc.	62,200	2,151,498

Wireless Telecommunication Services 1.0%

Vodafone Group PLC	1,539,500	4,179,947

Total Telecommunication Services		6,331,445

Total Common Stocks
(Cost: $368,070,026)		386,073,382

Money Market Funds 7.0%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.149%(c)(d)	29,174,963	29,174,963

Total Money Market Funds
(Cost: $29,174,963)		29,174,963

Investments of Cash Collateral Received for Securities on Loan 5.6%
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)

Other Short-Term Obligations 0.2%
Natixis Financial Products LLC
11/01/12	0.520%	1,000,000	1,000,000

Repurchase Agreements 5.4%
BNP Paribas Securities Corp. dated 10/31/12, matures 11/01/12, repurchase price
$2,207,837(e)	0.280%	2,207,820	2,207,820

Natixis Financial Products, Inc. dated 10/31/12, matures 11/01/12, repurchase price
$20,000,211(e)	0.380%	20,000,000	20,000,000

Total			22,207,820

Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $23,207,820)			23,207,820

Total Investments
(Cost: $420,452,809)			438,456,165

Other Assets & Liabilities, Net			(24,069,008)

Net Assets			414,387,157

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	At October 31, 2012, security was partially or fully on loan.

(c)	The rate shown is the seven-day current annualized yield at October 31, 2012.

(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended October 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	6,222,343	241,255,294	(218,302,674)	29,174,963	44,966	29,174,963

(e)	The following table represents securities received as collateral for repurchase agreements. This collateral is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the proper level of collateral.

Security Description	Value ($)
BNP Paribas Securities Corp. (0.280%)
United States Treasury Note/Bond	2,251,977

Total market value of collateral securities	2,251,977

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	9

Columbia Seligman Global Technology Fund

Portfolio of Investments (continued)

October 31, 2012

Notes to Portfolio of Investments (continued)

Security Description	Value ($)
Natixis Financial Products, Inc. (0.380%)
Fannie Mae Pool	3,234,636

Fannie Mae REMICS	3,454,016

Fannie Mae-Aces	57,419

Freddie Mac Gold Pool	22,787

Freddie Mac Non Gold Pool	711,511

Freddie Mac REMICS	1,771,985

Ginnie Mae I Pool	546,522

Ginnie Mae II Pool	1,749,168

Government National Mortgage Association	8,852,172

Total market value of collateral securities	20,400,216

Abbreviation Legend

ADR	American Depositary Receipt
REMIC(S)	Real Estate Mortgage Investment Conduit(s)

Fair Value Measurements

Measurements Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2012

Columbia Seligman Global Technology Fund

Portfolio of Investments (continued)

October 31, 2012

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at October 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	657,640	1,734,751	—	2,392,391

Health Care	3,554,124	—	—	3,554,124

Industrials	760,434	—	—	760,434

Information Technology	349,055,059	23,979,929	—	373,034,988

Telecommunication Services	2,151,498	4,179,947	—	6,331,445

Total Equity Securities	356,178,755	29,894,627	—	386,073,382

Other

Money Market Funds	29,174,963	—	—	29,174,963

Investments of Cash Collateral Received for Securities on Loan	—	23,207,820	—	23,207,820

Total Other	29,174,963	23,207,820	—	52,382,783

Total	385,353,718	53,102,447	—	438,456,165

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	11

Columbia Seligman Global Technology Fund

Statement of Assets and Liabilities

October 31, 2012

Assets

Investments, at value*

Unaffiliated issuers (identified cost $368,070,026)	$386,073,382

Affiliated issuers (identified cost $29,174,963)	29,174,963

Investment of cash collateral received for securities on loan

Short-term securities (identified cost $1,000,000)	1,000,000

Repurchase agreements (identified cost $22,207,820)	22,207,820

Total investments (identified cost $420,452,809)	438,456,165

Foreign currency (identified cost $62)	63

Receivable for:

Capital shares sold	283,142

Dividends	191,785

Interest	14,447

Reclaims	3,934

Expense reimbursement due from Investment Manager	13,161

Prepaid expenses	4,470

Total assets	438,967,167

Liabilities

Due upon return of securities on loan	23,207,820

Payable for:

Capital shares purchased	958,735

Investment management fees	48,643

Distribution fees	21,169

Transfer agent fees	100,534

Administration fees	3,414

Plan administration fees	8

Compensation of board members	24,592

Other expenses	215,095

Total liabilities	24,580,010

Net assets applicable to outstanding capital stock	$414,387,157

Represented by

Paid-in capital	$415,564,052

Excess of distributions over net investment income	(2,656,611)

Accumulated net realized loss	(16,520,819)

Unrealized appreciation (depreciation) on:

Investments	18,003,356

Foreign currency translations	(2,821)

Total — representing net assets applicable to outstanding capital stock	$414,387,157

* Value of securities on loan	$22,243,076

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2012

Columbia Seligman Global Technology Fund

Statement of Assets and Liabilities (continued)

October 31, 2012

Class A

Net assets	$311,522,717

Shares outstanding	15,518,230

Net asset value per share	$20.07

Maximum offering price per share(a)	$21.29

Class B

Net assets	$7,857,830

Shares outstanding	460,555

Net asset value per share	$17.06

Class C

Net assets	$64,359,787

Shares outstanding	3,773,482

Net asset value per share	$17.06

Class I

Net assets	$11,049

Shares outstanding	544

Net asset value per share(b)	$20.30

Class K(c)

Net assets	$231,018

Shares outstanding	11,448

Net asset value per share	$20.18

Class R

Net assets	$8,124,295

Shares outstanding	413,444

Net asset value per share	$19.65

Class R5

Net assets	$165,147

Shares outstanding	8,156

Net asset value per share	$20.25

Class Z

Net assets	$22,115,314

Shares outstanding	1,092,995

Net asset value per share	$20.23

(a)	The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

(b)	Net asset value per share rounds to this amount due to fractional shares outstanding.

(c)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	13

Columbia Seligman Global Technology Fund

Statement of Operations

Year Ended October 31, 2012

Net investment income
Income:
Dividends — unaffiliated issuers	$3,188,749
Dividends — affiliated issuers	44,966
Income from securities lending — net	141,464
Foreign taxes withheld	(55,810)

Total income	3,319,369

Expenses:
Investment management fees	4,028,897
Distribution fees
Class A	883,784
Class B	110,911
Class C	721,088
Class R	47,020
Transfer agent fees
Class A	885,195
Class B	29,078
Class C	179,772
Class K(a)	191
Class R	23,199
Class R5	58
Class Z	56,347
Administration fees	282,500
Plan administration fees
Class K(a)	948
Compensation of board members	19,053
Custodian fees	16,523
Printing and postage fees	146,914
Registration fees	102,163
Professional fees	50,260
Other	55,793

Total expenses	7,639,694
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(442,372)
Expense reductions	(11,735)

Total net expenses	7,185,587

Net investment loss	(3,866,218)

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	24,175,710
Foreign currency translations	96,181
Forward foreign currency exchange contracts	(138,526)

Net realized gain	24,133,365
Net change in unrealized appreciation (depreciation) on:
Investments	(21,142,024)
Foreign currency translations	34,884
Forward foreign currency exchange contracts	(33,231)

Net change in unrealized appreciation (depreciation)	(21,140,371)

Net realized and unrealized gain	2,992,994

Net decrease in net assets from operations	$(873,224)

(a)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2012

Columbia Seligman Global Technology Fund

Statement of Changes in Net Assets

	2012	2011
Operations

Net investment loss	$(3,866,218)	$(4,472,602)

Net realized gain	24,133,365	49,740,622

Net change in unrealized appreciation (depreciation)	(21,140,371)	(45,215,225)

Net increase (decrease) in net assets resulting from operations	(873,224)	52,795

Distributions to shareholders:

Net investment income

Class A	—	(2,822,547)

Class C	—	(100,505)

Class I	—	(310,825)

Class K(a)	—	(4,568)

Class R	—	(45,820)

Class R5	—	(389,846)

Class Z	—	(200)

Total distributions to shareholders	—	(3,674,311)

Increase (decrease) in net assets from capital stock activity	(64,598,440)	(99,544,763)

Proceeds from regulatory settlements (Note 6)	549,229	—

Total decrease in net assets	(64,922,435)	(103,166,279)

Net assets at beginning of year	479,309,592	582,475,871

Net assets at end of year	$414,387,157	$479,309,592

Excess of distributions over net investment income	$(2,656,611)	$(17,261)

(a)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	15

Columbia Seligman Global Technology Fund

Statement of Changes in Net Assets (continued)

	Year ended October 31, 2012		Year ended October 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(a)	1,481,336	31,709,659	3,111,145	65,652,650

Distributions reinvested	—	—	116,237	2,420,055

Redemptions	(4,037,141)	(84,857,521)	(5,833,406)	(120,999,563)

Net decrease	(2,555,805)	(53,147,862)	(2,606,024)	(52,926,858)

Class B shares

Subscriptions	18,371	335,241	52,341	977,629

Redemptions(a)	(281,766)	(4,989,133)	(455,534)	(8,153,908)

Net decrease	(263,395)	(4,653,892)	(403,193)	(7,176,279)

Class C shares

Subscriptions	207,136	3,786,171	358,859	6,487,199

Distributions reinvested	—	—	4,260	76,431

Redemptions	(615,194)	(10,998,545)	(795,812)	(14,084,206)

Net decrease	(408,058)	(7,212,374)	(432,693)	(7,520,576)

Class I shares

Subscriptions	—	—	13,858	310,495

Distributions reinvested	—	—	14,880	310,704

Redemptions	—	—	(1,430,698)	(31,266,877)

Net decrease	—	—	(1,401,960)	(30,645,678)

Class K shares(b)

Subscriptions	138	3,012	379	7,987

Distributions reinvested	—	—	217	4,535

Redemptions	(10,079)	(205,692)	(5,501)	(115,862)

Net decrease	(9,941)	(202,680)	(4,905)	(103,340)

Class R shares

Subscriptions	194,558	4,130,511	222,666	4,500,421

Distributions reinvested	—	—	1,949	39,924

Redemptions	(275,814)	(5,663,081)	(190,688)	(3,851,316)

Net increase (decrease)	(81,256)	(1,532,570)	33,927	689,029

Class R5 shares

Subscriptions	6,708	156,195	936,760	20,037,728

Distributions reinvested	—	—	18,676	389,775

Redemptions	(162)	(3,317)	(2,227,954)	(43,719,338)

Net increase (decrease)	6,546	152,878	(1,272,518)	(23,291,835)

Class Z shares

Subscriptions	697,655	14,609,408	1,398,010	29,793,167

Distributions reinvested	—	—	8	172

Redemptions	(592,650)	(12,611,348)	(410,158)	(8,362,565)

Net increase	105,005	1,998,060	987,860	21,430,774

Total net decrease	(3,206,904)	(64,598,440)	(5,099,506)	(99,544,763)

(a)	Includes conversions of Class B shares to Class A shares, if any. The line items from the prior year have been combined to conform to the current year presentation.

(b)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2012

Columbia Seligman Global Technology Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended October 31,
Class A	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$20.16		$20.24		$16.50		$11.77		$19.82

Income from investment operations:

Net investment loss	(0.15)		(0.15)		(0.16)		(0.20)		(0.21)

Net realized and unrealized gain (loss)	0.04		0.21		3.87		4.74		(7.84)

Total from investment operations	(0.11)		0.06		3.71		4.54		(8.05)

Less distributions to shareholders:

Net investment income	—		(0.14)		—		—		—

Total distributions to shareholders	—		(0.14)		—		—		—

Proceeds from regulatory settlements	0.02		—		0.03		0.19		—

Net asset value, end of period	$20.07		$20.16		$20.24		$16.50		$11.77

Total return	(0.45	%)(a)	0.26%		22.67	%(b)	40.19	%(c)	(40.62%)

Ratios to average net assets(d)

Expenses prior to fees waived or expenses reimbursed	1.50%		1.49%		1.67%		1.92%		1.76%

Net expenses after fees waived or expenses reimbursed(e)	1.40	%(f)	1.49	%(f)	1.57%		1.91%		1.76%

Net investment loss	(0.70	%)(f)	(0.70	%)(f)	(0.89%)		(1.46%)		(1.23%)

Supplemental data

Net assets, end of period (in thousands)	$311,523		$364,366		$418,600		$325,790		$165,249

Portfolio turnover	88%		95%		111%		150%		171%

Notes to Financial Highlights

(a)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.16%.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 1.61%.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	17

Columbia Seligman Global Technology Fund

Financial Highlights (continued)

	Year Ended October 31,
Class B	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$17.27		$17.35		$14.25		$10.24		$17.38

Income from investment operations:

Net investment loss	(0.27)		(0.26)		(0.26)		(0.26)		(0.29)

Net realized and unrealized gain (loss)	0.04		0.18		3.33		4.11		(6.85)

Total from investment operations	(0.23)		(0.08)		3.07		3.85		(7.14)

Proceeds from regulatory settlements	0.02		—		0.03		0.16		—

Net asset value, end of period	$17.06		$17.27		$17.35		$14.25		$10.24

Total return	(1.22	%)(a)	(0.46%)		21.75	%(b)	39.16	%(c)	(41.08%)

Ratios to average net assets(d)

Expenses prior to fees waived or expenses reimbursed	2.26%		2.25%		2.44%		2.64%		2.51%

Net expenses after fees waived or expenses reimbursed(e)	2.17	%(f)	2.25	%(f)	2.34%		2.63%		2.51%

Net investment loss	(1.47	%)(f)	(1.47	%)(f)	(1.66%)		(2.21%)		(1.98%)

Supplemental data

Net assets, end of period (in thousands)	$7,858		$12,499		$19,558		$21,966		$7,086

Portfolio turnover	88%		95%		111%		150%		171%

Notes to Financial Highlights

(a)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.18%.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 1.61%.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2012

Columbia Seligman Global Technology Fund

Financial Highlights (continued)

	Year ended October 31,
Class C	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$17.26		$17.37		$14.25		$10.25		$17.39

Income from investment operations:

Net investment loss	(0.26)		(0.26)		(0.26)		(0.26)		(0.28)

Net realized and unrealized gain (loss)	0.04		0.17		3.35		4.10		(6.86)

Total from investment operations	(0.22)		(0.09)		3.09		3.84		(7.14)

Less distributions to shareholders:

Net investment income	—		(0.02)		—		—		—

Total distributions to shareholders	—		(0.02)		—		—		—

Proceeds from regulatory settlements	0.02		—		0.03		0.16		—

Net asset value, end of period	$17.06		$17.26		$17.37		$14.25		$10.25

Total return	(1.16	%)(a)	(0.51%)		21.89	%(b)	39.02	%(c)	(41.06%)

Ratios to average net assets(d)

Expenses prior to fees waived or expenses reimbursed	2.25%		2.25%		2.43%		2.70%		2.51%

Net expenses after fees waived or expenses reimbursed(e)	2.15	%(f)	2.25	%(f)	2.33%		2.69%		2.51%

Net investment loss	(1.45	%)(f)	(1.45	%)(f)	(1.65%)		(2.24%)		(1.98%)

Supplemental data

Net assets, end of period (in thousands)	$64,360		$72,162		$80,128		$69,849		$53,538

Portfolio turnover	88%		95%		111%		150%		171%

Notes to Financial Highlights

(a)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.18%.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 1.61%.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	19

Columbia Seligman Global Technology Fund

Financial Highlights (continued)

	Year Ended October 31,
Class I	2012		2011	2010		2009(a)
Per share data
Net asset value, beginning of period	$20.31		$20.37	$16.52		$15.56

Income from investment operations:

Net investment loss	(0.06)		(0.06)	(0.08)		(0.03)

Net realized and unrealized gain	0.03		0.22	3.90		0.99

Total from investment operations	(0.03)		0.16	3.82		0.96

Less distributions to shareholders:

Net investment income	—		(0.22)	—		—

Total distributions to shareholders	—		(0.22)	—		—

Proceeds from regulatory settlements	0.02		—	0.03		—

Net asset value, end of period	$20.30		$20.31	$20.37		$16.52

Total return	(0.05	%)(b)	0.77%	23.31	%(c)	6.17%

Ratios to average net assets(d)

Expenses prior to fees waived or expenses reimbursed	1.00%		1.09%	1.17%		1.07	%(e)

Net expenses after fees waived or expenses reimbursed(f)	0.97%		1.09%	1.12%		1.07	%(e)

Net investment loss	(0.26%)		(0.28%)	(0.45%)		(0.76	%)(e)

Supplemental data

Net assets, end of period (in thousands)	$11		$11	$28,563		$23,827

Portfolio turnover	88%		95%	111%		150%

Notes to Financial Highlights

(a)	For the period from August 3, 2009 (commencement of operations) to October 31, 2009.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.16%.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.

(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2012

Columbia Seligman Global Technology Fund

Financial Highlights (continued)

	Year Ended October 31,
Class K(a)	2012		2011	2010		2009(b)
Per share data
Net asset value, beginning of period	$20.22		$20.29	$16.51		$15.56

Income from investment operations:

Net investment loss	(0.10)		(0.10)	(0.14)		(0.04)

Net realized and unrealized gain	0.04		0.20	3.89		0.99

Total from investment operations	(0.06)		0.10	3.75		0.95

Less distributions to shareholders:

Net investment income	—		(0.17)	—		—

Total distributions to shareholders	—		(0.17)	—		—

Proceeds from regulatory settlements	0.02		—	0.03		—

Net asset value, end of period	$20.18		$20.22	$20.29		$16.51

Total return	(0.20	%)(c)	0.48%	22.89	%(d)	6.10%

Ratios to average net assets(e)

Expenses prior to fees waived or expenses reimbursed	1.30%		1.29%	1.48%		1.38	%(f)

Net expenses after fees waived or expenses reimbursed(g)	1.16%		1.29%	1.42%		1.38	%(f)

Net investment loss	(0.45%)		(0.50%)	(0.75%)		(1.07	%)(f)

Supplemental data

Net assets, end of period (in thousands)	$231		$432	$534		$289

Portfolio turnover	88%		95%	111%		150%

Notes to Financial Highlights

(a)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

(b)	For the period from August 3, 2009 (commencement of operations) to October 31, 2009.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(d)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.16%.

(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.

(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	21

Columbia Seligman Global Technology Fund

Financial Highlights (continued)

	Year ended October 31,
Class R	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$19.78		$19.88		$16.25		$11.62		$19.62

Income from investment operations:

Net investment loss	(0.19)		(0.19)		(0.22)		(0.23)		(0.24)

Net realized and unrealized gain (loss)	0.04		0.19		3.82		4.68		(7.76)

Total from investment operations	(0.15)		—		3.60		4.45		(8.00)

Less distributions to shareholders:

Net investment income	—		(0.10)		—		—		—

Total distributions to shareholders	—		(0.10)		—		—		—

Proceeds from regulatory settlements	0.02		—		0.03		0.18		—

Net asset value, end of period	$19.65		$19.78		$19.88		$16.25		$11.62

Total return	(0.66	%)(a)	(0.04%)		22.34	%(b)	39.85	%(c)	(40.77%)

Ratios to average net assets(d)

Expenses prior to fees waived or expenses reimbursed	1.75%		1.74%		1.95%		2.17%		2.01%

Net expenses after fees waived or expenses reimbursed(e)	1.65	%(f)	1.74	%(f)	1.90%		2.17%		2.01%

Net investment loss	(0.94	%)(f)	(0.95	%)(f)	(1.22%)		(1.70%)		(1.48%)

Supplemental data

Net assets, end of period (in thousands)	$8,124		$9,787		$9,158		$5,131		$2,067

Portfolio turnover	88%		95%		111%		150%		171%

Notes to Financial Highlights

(a)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.16%.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 1.61%.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2012

Columbia Seligman Global Technology Fund

Financial Highlights (continued)

	Year Ended October 31,
Class R5	2012		2011	2010		2009(a)
Per share data
Net asset value, beginning of period	$20.27		$20.35	$16.52		$15.56

Income from investment operations:

Net investment loss	(0.05)		(0.05)	(0.42)		(0.02)

Net realized and unrealized gain	0.01		0.19	4.22		0.98

Total from investment operations	(0.04)		0.14	3.80		0.96

Less distributions to shareholders:

Net investment income	—		(0.22)	—		—

Total distributions to shareholders	—		(0.22)	—		—

Proceeds from regulatory settlements	0.02		—	0.03		—

Net asset value, end of period	$20.25		$20.27	$20.35		$16.52

Total return	(0.10	%)(b)	0.66%	23.18	%(c)	6.17%

Ratios to average net assets(d)

Expenses prior to fees waived or expenses reimbursed	1.06%		1.03%	1.28%		1.18	%(e)

Net expenses after fees waived or expenses reimbursed(f)	0.99%		1.03%	1.13%		1.18	%(e)

Net investment loss	(0.23%)		(0.21%)	(2.23%)		(0.56	%)(e)

Supplemental data

Net assets, end of period (in thousands)	$165		$33	$25,932		$5

Portfolio turnover	88%		95%	111%		150%

Notes to Financial Highlights

(a)	For the period from August 3, 2009 (commencement of operations) to October 31, 2009.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.16%.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.

(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	23

Columbia Seligman Global Technology Fund

Financial Highlights (continued)

	Year ended October 31,
Class Z	2012		2011		2010(a)
Per share data
Net asset value, beginning of period	$20.26		$20.36		$19.28

Income from investment operations:

Net investment loss	(0.09)		(0.06)		(0.03)

Net realized and unrealized gain	0.04		0.18		1.11

Total from investment operations	(0.05)		0.12		1.08

Less distributions to shareholders:

Net investment income	—		(0.22)		—

Total distributions to shareholders	—		(0.22)		—

Proceeds from regulatory settlements	0.02		—		—

Net asset value, end of period	$20.23		$20.26		$20.36

Total return	(0.15	%)(b)	0.55%		5.60%

Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.23%		1.14%		1.31	%(d)

Net expenses after fees waived or expenses reimbursed(e)	1.13	%(f)	1.14	%(f)	1.28	%(d)

Net investment loss	(0.42	%)(f)	(0.30	%)(f)	(1.57	%)(d)

Supplemental data

Net assets, end of period (in thousands)	$22,115		$20,020		$3

Portfolio turnover	88%		95%		111%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to October 31, 2010.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2012

Columbia Seligman Global Technology Fund

Notes to Financial Statements

October 31, 2012

Note 1. Organization

Columbia Seligman Global Technology Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R5 and Class Z shares. Effective November 8, 2012, the Fund also offers Class R4 shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class K shares (formerly Class R4 shares) are not subject to sales charges; however, this share class is closed to new investors. Effective October 25, 2012, Class R4 shares were renamed Class K shares.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class R4 shares are not subject to sales charges and are only available to investors purchasing through authorized investment professionals. Class R4 shares commenced operations on November 8, 2012.

Class R5 shares are not subject to sales charges. Effective November 8, 2012, Class R5 shares are only available to investors purchasing through authorized investment professionals. Prior to November 8, 2012, Class R5 shares were closed to new investors.

Class Z shares are not subject to sales charges, and are only available to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited

Annual Report 2012	25

Columbia Seligman Global Technology Fund

Notes to Financial Statements (continued)

October 31, 2012

to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

26	Annual Report 2012

Columbia Seligman Global Technology Fund

Notes to Financial Statements (continued)

October 31, 2012

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about

Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.855% to 0.725% as the Fund’s net assets increase. The effective investment management fee rate for the year ended October 31, 2012 was 0.855% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The effective administration fee rate for the year ended October 31, 2012 was 0.06% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended October 31, 2012, other expenses paid to this company were $2,932.

Annual Report 2012	27

Columbia Seligman Global Technology Fund

Notes to Financial Statements (continued)

October 31, 2012

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

For the year ended October 31, 2012, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.25%
Class B	0.26
Class C	0.25
Class K	0.05
Class R	0.25
Class R5	0.05
Class Z	0.23

The Fund and certain other associated investment companies, have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At October 31, 2012, the Fund’s total potential future obligation over the life of the Guaranty is $259,917. The liability remaining at October 31, 2012 for non-recurring charges associated with the lease amounted to $135,581 and is recorded as a part of payable for other expenses in the Statement of Assets and Liabilities.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2012, these minimum account balance fees reduced total expenses by $11,735.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $277,000 and $4,555,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of June 30, 2012, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

28	Annual Report 2012

Columbia Seligman Global Technology Fund

Notes to Financial Statements (continued)

October 31, 2012

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $260,548 for Class A, $7,670 for Class B and $2,793 for Class C shares for the year ended October 31, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective January 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through February 28, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.38%
Class B	2.13
Class C	2.13
Class I	0.97
Class K	1.27
Class R	1.63
Class R5	1.02
Class Z	1.13

Prior to January 1, 2012, the Investment Manager and certain of its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.77%
Class B	2.52
Class C	2.52
Class I	1.34
Class K	1.64
Class R	2.02
Class R5	1.39
Class Z	1.52

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At October 31, 2012, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sales losses, Trustees’ deferred compensation, foreign currency transactions, late-year ordinary losses and proceeds from regulatory settlements. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$1,226,868
Accumulated net realized loss	42,345
Paid-in capital	(1,269,213)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year ended October 31,	2012 ($)	2011 ($)
Ordinary income	—	3,674,311

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At October 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed accumulated long-term gain	—
Accumulated realized loss	(17,014,470)
Unrealized appreciation	15,861,159

Annual Report 2012	29

Columbia Seligman Global Technology Fund

Notes to Financial Statements (continued)

October 31, 2012

At October 31, 2012, the cost of investments for federal income tax purposes was $422,592,185 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$43,766,696
Unrealized depreciation	(27,902,716)
Net unrealized appreciation	$15,863,980

The following capital loss carryforward, determined at October 31, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2016	9,154,318
2017	5,227,123
Total	14,381,441

For the year ended October 31, 2012, $23,768,952 of capital loss carryforward was utilized.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of October 31, 2012, the Fund will elect to treat late year ordinary losses of $2,633,029 as arising on November 1, 2012.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $388,301,197 and $464,510,709, respectively, for the year ended October 31, 2012.

Note 6. Regulatory Settlements

During the year ended October 31, 2012, the Fund received $549,229 as a result of a regulatory settlement of an administrative proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds. This amount represented the Fund’s portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The payments have been included in “Proceeds from regulatory settlements” in the Statement of Changes in Net Assets.

Note 7. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or securities that either are issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended October 31, 2012 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

At October 31, 2012, securities valued at $22,243,076 were on loan, secured by cash collateral of $23,207,820 (which does

30	Annual Report 2012

Columbia Seligman Global Technology Fund

Notes to Financial Statements (continued)

October 31, 2012

not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

In September 2012, the Board voted to cease securities lending by or on December 31, 2012.

Note 8. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends — affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 9. Shareholder Concentration

At October 31, 2012, one unaffiliated shareholder account owned 12.7% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 10. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

The Fund had no borrowings during the year ended October 31, 2012.

Note 11. Significant Risks

Technology and Technology-related Investment Risk

The market prices of technology and technology-related stocks tend to exhibit a greater degree of market risk and price volatility than other types of investments.

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

Note 12. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 13. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and

Annual Report 2012	31

Columbia Seligman Global Technology Fund

Notes to Financial Statements (continued)

October 31, 2012

regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

32	Annual Report 2012

Columbia Seligman Global Technology Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust II and the Shareholders of Columbia Seligman Global Technology Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Seligman Global Technology Fund (the “Fund”) (a series of Columbia Funds Series Trust II) at October 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2012 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion. The statements of changes in net assets and the financial highlights of the Fund for the periods ended October 31, 2011 and prior were audited by another independent registered public accounting firm whose report dated December 22, 2011 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

December 21, 2012

Annual Report 2012	33

Columbia Seligman Global Technology Fund

Supplemental Information

(Unaudited)

Change in Independent Registered Public Accounting Firm

At a meeting held on June 14, 2012, the Board, upon recommendation of the Audit Committee, approved the replacement of Ernst & Young LLP (Ernst & Young) as the independent registered public accounting firm for the Fund and certain other funds in the Columbia Family of Funds (collectively, the Funds) and appointed PricewaterhouseCoopers LLP (PwC). PwC’s engagement was effective at the completion of Ernst & Young’s audits of the financial statements of the Funds with fiscal years ended July 31, 2012. The Fund did not consult with PwC during the fiscal years ended October 31, 2011 and 2010 and through the June meeting.

Ernst & Young’s reports on the financial statements of the Fund as of and for the fiscal years ended October 31, 2011 and 2010 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods and through the June meeting, there were no: (1) disagreements between the Fund and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Ernst & Young’s satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports, or (2) reportable events.

34	Annual Report 2012

Columbia Seligman Global Technology Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for distributions paid in the fiscal year ended October 31, 2012. Shareholders will be notified in early 2013 of amounts for use in preparing 2012 income tax returns.

Tax Designations:

Qualified Dividend Income	0.00%
Dividends Received Deduction	0.00%
Capital Gain Dividend	$—
U.S. Government Income, may be exempt from state taxation	0.00%
Foreign Taxes Paid	$—
Foreign Source Income	$—

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income dividends paid during the fiscal year that represents qualified dividend income subject to reduced tax rates under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Dividend Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividend received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. These taxes, and the corresponding foreign source income, are provided.

Annual Report 2012	35

Columbia Seligman Global Technology Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, were members of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC and began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	152	None
Edward J. Boudreau, Jr. 225 Franklin Street Boston, MA 02110 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	145	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company)	152	None
William P. Carmichael 225 Franklin Street Boston, MA 02110 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	145

Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds

Series Trust (11 funds); former Director, Spectrum

Brands, Inc. (consumer products); former Director,

Simmons Company (bedding)

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	152	None

36	Annual Report 2012

Columbia Seligman Global Technology Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William A. Hawkins 225 Franklin Street Boston, MA 02110 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	145	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 225 Franklin Street Boston, MA 02110 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	145	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	152	Director, Valmont Industries, Inc. (manufactures irrigation systems) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	152	None
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	152

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services) since November 2007

Minor M. Shaw 225 Franklin Street Boston, MA 02110 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments)	145	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	152	Director, Healthways, Inc. (health management programs) since 2005; Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)

Annual Report 2012	37

Columbia Seligman Global Technology Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 225 Franklin Street Boston, MA 02110 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	145

Director, Renaissance

Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director, Ameriprise Certificate Company since 2006 (previously President and Chief Executive Officer, 2006-August 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.	204	None

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

38	Annual Report 2012

Columbia Seligman Global Technology Fund

Trustees and Officers (continued)

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Officers
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since 1/11 and Chief Financial Officer since 4/11 RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds

Senior Vice President, Chief Legal Officer and Assistant

Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since 3/12	Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010

Annual Report 2012	39

Columbia Seligman Global Technology Fund

Trustees and Officers (continued)

Officers (continued)
Name, Address, Year of Birth	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds

Vice President — Investment Accounting, Columbia

Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998-May 2010

Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/10 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel, November 2008-January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously Managing Director and Associate General Counsel, January 2005-July 2008)
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America, June 2005-April 2010

40	Annual Report 2012

Columbia Seligman Global Technology Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012	41

Columbia Seligman Global Technology Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

SL-9903 E (12/12)

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Edward J. Boudreau, Pamela G. Carlton, William P. Carmichael, William A. Hawkins and Alison Taunton-Rigby, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Boudreau, Ms. Carlton, Mr. Carmichael, Mr. Hawkins and Ms. Taunton-Rigby are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the nine series of the registrant whose report to stockholders is included in this annual filing. Fee information for fiscal year ended October 31, 2011 also includes fees for one series that liquidated during the period and one series that changed its fiscal year end during the period. Also, during the period, the registrant had a change in independent accountant.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended October 31, 2012 and October 31, 2011 are approximately as follows:

2012	2011
$231,600	$330,600

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended October 31, 2012 and October 31, 2011 are approximately as follows:

2012	2011
$5,100	$16,700

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above. In both fiscal years 2012 and 2011, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports. The 2011 fiscal year also includes Audit-Related Fees for the transfer agent 17Ad-13 review and consents for new share classes.

The fees for the fiscal years ended October 31, 2012 and October 31, 2011 shown below for audit-related services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s Audit Committee related to an internal controls review in 2012 and 2011 and review of yield calculations in 2012 were as follows:

2012	2011
$171,000	$185,800

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal year ended October 31, 2012 and October 31, 2011 are approximately as follows:

2012	2011
$62,900	$89,200

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal years 2012 and 2011 Tax Fees also include fees for foreign tax filings.

The fees for the fiscal year ended October 31, 2012 and October 31, 2011 shown below, for tax services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s Audit Committee related to a subscription to a tax database in 2012 and 2011 and tax consulting services in 2011 were as follows:

2012	2011
$121,500	$94,600

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal year ended October 31, 2012 and October 31, 2011 are approximately as follows:

2012	2011
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal year ended October 31, 2012 and October 31, 2011 are approximately as follows:

2012	2011
$0	$0

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively “Fund Services”); (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively “Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. As set forth in this Fund Policy, a service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund Officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval.

This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the types of services that the independent accountants will be permitted to perform.

The Fund’s Treasurer or other Fund Officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services with forecasted fees for the annual period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor with actual fees during the current reporting period.

*****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the fiscal year ended October 31, 2012 and October 31, 2011 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year ended October 31, 2012 and October 31,2011 are approximately as follows:

2012	2011
$5,813,800	$2,562,000

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)	There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust II

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	December 21, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	December 21, 2012

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	December 21, 2012